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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-l under the Act (17 CFR 270.30e-l):

Annual Report
October 31, 2015
Classes A, B, C, I, O, R, R6 and W
Global and International Funds
■
Voya Diversified Emerging Markets Debt Fund

■
Voya Diversified International Fund

■
Voya Global Bond Fund

■
Voya Global Perspectives Fund

■
Voya Global Value Advantage Fund

■
Voya Multi-Manager International Small Cap Fund

■
Voya Russia Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Investing for the long haul
Dear Shareholder,
Since the Great Recession, global financial markets have been dancing to the uncertain tune of investor confidence, which has ebbed and flowed in concert with economic and geopolitical news. After a decent first half of 2015, equity markets had a dismal third quarter as investors fled to safe havens in the face of waning global growth expectations. Risk appetite returned in October thanks in part to a more accommodative stance by international central banks, even as the Federal Reserve (“Fed”) suggested it would soon begin to hike interest rates.
As of mid-November, we’re in pretty much the same place: distressed by geopolitical events and scouring economic reports for clues to the Fed’s next move. We saw a blockbuster jobs report resulting in renewed Fed rhetoric to put a December rate increase back on the table. However, indicators of future economic performance have been somewhat uncertain. Will the Fed decide that December is the right time to begin raising interest rates? Or will it wait until next year?
Meanwhile, other central banks are moving in different directions. China has cut key interest rates repeatedly, and the European Central Bank appears to be planning to increase its stimulus program. It remains to be seen whether these programs can stimulate enough economic activity to foster the natural growth of demand or whether the global economy will continue to depend on policy support.
This economic backdrop induces uncertainty, which leads to intense periods of volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals; keep sight of why you’re investing, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your financial advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,

Shaun Mathews
President and Chief Executive Officer
November 17, 2015
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended October 31, 2015

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had managed an increase of 8.17%, with market attention moving from the U.S. to Europe. But from there attention moved East and in August an unexpected announcement from China re-awakened other concerns, sending global stocks on a roller-coaster ride, at the end of which the Index stood 5.83% higher for the fiscal year. (The Index returned 1.77% for the one year ended October 31, 2015, measured in U.S. dollars.)
U.S. economic data were mixed in what was still a rather pedestrian recovery. Employment was showing strength after a dip in March. By September, the unemployment rate was down to 5.1% and the three-month average for jobs created was 221,000. But this dropped to 167,000 after a disappointing October report. Gross domestic product (“GDP”) edged up 0.6% annualized in the first quarter of 2015, held back by the effects of another harsh winter, but rebounded to 3.9% in the second quarter, before an inventory downturn dragged it back to 1.5% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased rates for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, a new narrative, investors seemed unnerved rather than relieved. Perhaps sensing a credibility problem, the FOMC on October 28, tried to re-set expectations, hinting, with little mention of overseas conditions, that a December increase was a distinct possibility.
Internationally, the European Central Bank (“ECB”) at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.8%, core inflation approached 1.0% and GDP rose 0.9% in the first half of 2015. In October ECB President Draghi promised to review the program in December, widely taken as a hint that it would be intensified. Sentiment suffered in the middle months of the period when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.
Annual GDP growth in China decelerated to 6.9% in the third quarter of 2015, the slowest in six years. But to many commentators this was suspiciously close to government targets and the real situation was much weaker. Global nervousness intensified as the Shanghai Stock Exchange Composite Index rose 64% in 2015 by June 12, fueled by retail savings and margin debt, only to plunge 25% in two months despite government intervention. On August 11 global commodities and equity markets were shaken when China announced a 2% devaluation of the yuan, possibly a signal that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. It also threatened competitive currency devaluations by other less developed economies, already suffering from China’s fading demand for their raw materials. October ended with the Bank of China reducing interest rates and the amount that banks need to keep in reserve.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 1.96% in the fiscal year, while the Barclays U.S. Treasury Bond sub-index added 2.39%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index edged up 1.05%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 1.91%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index lost 1.42% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, gained 5.20% over the fiscal year. August represented the worst month since September 2011, but October represented the best since October 2011. The consumer discretionary sector did best over the 12 months, surging 20.86%. The worst performing sector was understandably energy, slumping 19.31%. S&P 500® earnings per share in the second quarter of 2015, despite continuing high levels of share buybacks, recorded their first year-over-year decline since the third quarter of 2012, dragged down by the energy sector.
In currencies, the dollar made strong gains in the year through October, as the U.S. would probably be the first to start raising rates having ended quantitative easing. The dollar rose 13.78% against the euro, 3.67% against the pound and 7.39% against the yen. The dollar’s gain against the yuan by the end of October was little changed from the 2% announced in August, reportedly restrained by official Chinese intervention.
International markets fell sharply after the events in August, but avoided a loss for the fiscal year. The MSCI Japan® Index advanced 17.41% for the year, on a re-allocation into stocks for the giant Government Pension Investment Fund plus renewed optimism about the profitability and governance of Japanese corporations. The MSCI Europe ex UK® Index set a new record in early April after the introduction of quantitative easing, the declining euro that went with it and some signs of improving data, and held on to a gain of 12.82% for the 12-month period. The MSCI UK® Index, weighed down by its large, losing holdings in the energy, materials and banking sectors, barely moved: up 0.01% after a tumultuous year in which it set a new record at the end of April and then fell nearly 18% in the next four months.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
JP Morgan Corporate Emerging Markets Bond Index Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI DIVERSIFIED results in well-distributed, balanced weightings for countries included in the index.
JP Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
JP Morgan Government Bond Index — Emerging Markets Global Diversified	A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World IndexSM	A broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries* around the world, excluding the U.S. and Canada.

Benchmark Descriptions (continued)

Index	Description
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index	A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
S&P Developed ex-US SmallCap Index	An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Portfolio Managers’ Report	Voya Diversified Emerging Markets Debt Fund

Target Allocations as of October 31, 2015 (percent of net assets)

Hard Currency	45%
Local Currency	45%
Corporates	10%
Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt” or the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. Though the Fund may make direct investments in fixed-income and floating rate debt instruments of issuers in emerging market countries (collectively, “EMD Securities”), it achieves its exposures primarily through investments in other Voya mutual funds (“Underlying Funds”). The Fund is managed by Brian Timberlake, CFA, Jean-Dominique Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of -1.95% compared to a composite index, which is a blend of 1/3 JP Morgan Government Bond Index — Emerging Markets Global Diversified USD Index, 1/3 JP Morgan Emerging Markets Bond Index — Global Diversified Index, and 1/3 JP Morgan Corporate Emerging Markets Bond (“Composite Index”)* and the JP Morgan Emerging Markets Bond Index Global Diversified (“JPM EMBI”), which returned -5.71% and 0.39%, respectively, for the same period.
Portfolio Specifics: Geopolitical risks, volatility in commodities and uncertainty around the timing of the Federal Reserve Board’s (“Fed”) interest rate hike contributed to elevated volatility over the reporting period. Potential downside risks to Chinese and broader emerging market (“EM”) growth likely influenced the Fed’s decision to not raise interest rates in September.
The Fund underperformed JPM EMBI mainly because of the former’s allocation to emerging market debt denominated in local currencies. The index for such debt lost more than 17% over the period, whereas JPM EMBI contains no local currency debt. Even still, the Fund kept pace with JPM EMBI in the first half of the reporting period, because the Fund’s allocation to local debt was no more than 10% and offset by an allocation to outperforming emerging market corporate debt. In the second half of the period however, the Fund’s allocation to local currency debt was higher, while weaker corporate debt provided no offset. The Fund outperformed the Composite Index, mainly because the latter had a fixed allocation to local currency debt: one third, which was much higher than the Fund’s allocation at any time during the period.
Within the local currency allocation, sector allocation to Russia and Indonesia as well as security selection in Columbia and Emerging Europe were both positive, particularly security selection. Both sector allocation and security selection detracted from results in the corporate debt allocation. In the hard currency allocation, the balance of country allocation and security selection resulted in slight underperformance.
During the period, U.S. Treasury futures were used to optimize Fund duration positioning and currency forwards were used to manage currency risks. The Fund’s use of derivatives had a positive impact on performance for the reporting period.
Current Outlook and Strategy: The Fund’s investment strategy is to seek to earn current yield while capturing a measure of upside potential in credits that may be underpriced. Emerging market bonds and currencies appear to be recovering; in our view, valuations during the reporting period were inconsistent with most countries’ fundamentals. Despite some persistent idiosyncratic risks such as Brazil, investors are again starting to differentiate among countries and corporate issuers. For emerging market currencies to enter a structural positive trend, the outlook for growth, global trade and commodities must improve and stabilize. If, as is widely expected, the Fed begins to raise U.S. interest rates in December, we believe the Fed’s patient and gradual approach to removing monetary stimulus ultimately will benefit the emerging markets.
As we enter the new reporting period, it’s worth noting that investors are still calibrating their emerging market debt allocations as they seek to find the correct blend for the upcoming year. We maintain a neutral tactical outlook but will not become too aggressive in our positioning. We favor hard currency sovereign debt and corporate debt in countries with stable fundamentals, as we believe the “carry,” or yield, will be an important contributor to performance. The Fund may tactically increase its exposure to EM local currency while seeking to limit increased volatility of returns. We are seeking opportunities where we believe valuations are attractive amid stable to improving fundamentals.
At period-end, the Fund’s approximate targets among the Fund’s asset classes were: corporate debt securities denominated in hard currencies — 38%, sovereign debt securities denominated in hard currencies — 45%, debt securities denominated in local currencies — 14%.

*
On November 23, 2015, the Fund changed its primary benchmark from the JPM EMBI to the Composite Index because the Composite Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Diversified Emerging Markets Debt Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 Year	Since Inception of Classes A, C, I and W November 2, 2012
Including Sales Charge:
Class A(1)	-4.41%	-0.55%
Class C(2)	-3.51%	-0.42%
Class I	-1.61%	0.61%
Class W	-1.64%	0.57%
Excluding Sales Charge:
Class A	-1.95%	0.31%
Class C	-2.57%	-0.42%
Class I	-1.61%	0.61%
Class W	-1.64%	0.57%
Composite Index	-5.71%	-0.91%
JPM EMBI	0.39%	2.12%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Diversified Emerging Markets Debt Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

On November 23, 2015, the Fund changed its primary benchmark from the JPM EMBI to the Composite Index because the Composite Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

Portfolio Managers’ Report	Voya Diversified International Fund

Target Allocations as of October 31, 2015 (as a percentage of net assets)

International Equity	90%
Emerging Markets	10%
Portfolio holdings are subject to change daily.
Voya Diversified International Fund (“Diversified International” or the “Fund”) seeks long-term growth of capital. The Fund invests in a combination of other Voya mutual funds (“Underlying Funds”) according to target allocations determined by Voya Investment Management Co. LLC (“Voya IM”). The Fund is managed by Paul Zemsky, CFA, and Halvard Kvaale, CIMA, Portfolio Managers of Voya IM — the Sub-Adviser.*
Performance: For the year ended October 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of  -2.23% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-US”) which returned -4.68% for the same period.
Portfolio Specifics: International small cap equities outperformed most international asset classes during the reporting period. International developed equities lagged international small cap equities but outperformed emerging market equities. The Fund is managed according to a long-term strategic asset allocation (“SAA”), which differs in some respects from the MSCI ACWI ex-US. The Fund’s SAA consists of MSCI EAFE 85%, MSCI Emerging Markets 10% and MSCI EAFE Small Cap 5%. As part of our annual review of SAAs, we reduced the Fund’s emerging markets exposure by 5%. We increased international developed markets exposure in the belief that they offered more attractive potential reward in exchange for potential risk.
The Fund’s SAA outperformed MSCI ACWI ex-US in part because at the start of the period the latter had an approximately 7% allocation to Canadian stocks which lost over 18% over the year. The SAA has no explicit allocation to Canadian stocks but, unlike MSCI ACWI ex-US, does have an allocation to EAFE Small Cap stocks which as noted above, performed strongly.
However, the Fund lagged its SAA by a small margin because the Underlying Funds fell short of their individual benchmarks. Voya Multi-Manager Emerging Markets Equity Fund and Voya Multi-Manager International Small Cap Fund were the weakest performers. Voya International Core Fund was the strongest, while Voya Multi-Manager International Equity Fund essentially matched its benchmark.
During the first four months of the period the Fund was tactically underweight emerging markets by 2% in favor of international developed markets, which benefited performance as developed market were by far the stronger. The underweight was removed from the end of February.
Current Strategy and Outlook: Central banks are back in focus in November. As the U.S. Federal Reserve Board seemingly moves closer to its first interest rate hike since 2006, the European Central Bank, Bank of Japan and Peoples Bank of China remain increasingly accommodative. This policy divergence should be a major driver of relative performance across regions for the balance of this year and looking forward into 2016.
The Bank of Japan left monetary policy unchanged following its latest meeting, despite Japan falling into a technical recession in the third quarter. Rhetoric out of the European Central Bank points toward further monetary easing at its December meeting. European equities, if able to maintain some minimal earnings growth, should benefit from the more accommodative environment. Chinese economic data remain soft but appear to have stabilized at lower levels. Though concerns over a hard landing have abated, continuing deflationary pressures and weak data may prompt further monetary or fiscal stimulus.

*
Effective July 17, 2015, Derek Sasveld was removed as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Diversified International Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 Year	5 Year	Since Inception of Classes A, B, C and I December 21, 2005	Since Inception of Class O June 4, 2008	Since Inception of Class R December 12, 2006	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	-7.85%	1.58%	1.75%	—	—	—
Class B(2)	-7.70%	1.64%	1.60%	—	—	—
Class C(3)	-3.87%	2.01%	1.59%	—	—	—
Class I	-2.03%	3.04%	2.59%	—	—	—
Class O	-2.24%	2.78%	—	-0.82%	—	—
Class R	-2.49%	2.54%	—	—	0.05%	—
Class W	-2.00%	3.04%	—	—	—	0.29%
Excluding Sales Charge:
Class A	-2.23%	2.79%	2.36%	—	—	—
Class B	-3.00%	2.02%	1.60%	—	—	—
Class C	-2.93%	2.01%	1.59%	—	—	—
Class I	-2.03%	3.04%	2.59%	—	—	—
Class O	-2.24%	2.78%	—	-0.82%	—	—
Class R	-2.49%	2.54%	—	—	0.05%	—
Class W	-2.00%	3.04%	—	—	—	0.29%
MSCI ACWI ex-US	-4.68%	2.60%	3.40%	-0.34%	1.24%	0.67%
Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Diversified International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The
Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya Global Bond Fund

Geographic Diversification as of October 31, 2015 (as a percentage of net assets)

United States	70.4%
Spain	4.0%
Austria	3.0%
Cayman Islands	2.9%
United Kingdom	2.6%
Netherlands	1.6%
Mexico	1.6%
Russia	1.0%
France	1.0%
Germany	1.0%
Countries between 0.0% – 0.8%^	8.9%
Assets in Excess of Other Liabilities*,★	2.0%
Net Assets	100.0%
* Includes short-term investments.
★ Includes purchased options.
^ Includes 37 countries, which each represents 0.0% – 0.8% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (“Global Bond” or the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Mustafa Chowdhury, Christine Hurtsellers, CFA, and Brian Timberlake, Ph.D., CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the year ended October 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of  -5.58% compared to the Barclays Global Aggregate Index (“BGA Index”), which returned -3.07% for the same period. Class A shares provided a total of  $0.38 per share of return of capital for the year ended October 31, 2015.
Portfolio Specifics: The Fund underperformed the BGA Index for the reporting period. The primary cause of this result was the Fund’s interest rate exposure. The Fund’s positioning with regard to spread, or yield, further detracted from relative results for the period. (Spread is the yield difference between corporate bonds and U.S. Treasury debt of similar maturity.) By contrast, currency positioning contributed to performance and partially offset the negative effects from interest rate and yield exposures.
Throughout the reporting period, the Fund was overweight both high yield and investment grade corporate credit in the United States and emerging markets, with an offsetting underweight in developed market sovereign debt. Allocation to these spread sectors detracted from relative returns over the period. Lower U.S. Treasury yields and risks from the energy sector drove credit spreads significantly wider. While commercial mortgage-backed securities were fairly resilient, commodity-sensitive high yield corporate bonds and emerging market exposures suffered from the fall in oil prices.
To protect the Fund from the risks of rising interest rates, we maintained lower duration, i.e., interest rate risk exposure, throughout the first half of the period. At times this positioning was beneficial, particularly in early 2015, when the U.S. ten-year Treasury rate spiked from 1.64% in January to 2.25%. Over the full period, however, our duration posture detracted from Fund results.
Somewhat offsetting these effects, currency exposure contributed to Fund performance. The Fund was overweight the U.S. dollar throughout the reporting period and underweight the Japanese yen and the euro in the early part of the reporting period. These positions proved fruitful as the dollar was the strongest performing major currency during that time.
Derivatives were used throughout the period to manage interest rate and currency risk and contributed to the Fund’s overall performance. The types of
Top Ten Holdings as of October 31, 2015* (as a percentage of net assets)

United States Treasury Note, 1.375%, 10/31/20	9.7%
United States Treasury Bond, 2.000%, 08/15/25	7.4%
Spain Government Bond, 1.600%, 04/30/25	3.0%
Austria Government Bond, 1.650%, 10/21/24	3.0%
United Kingdom Gilt, 3.500%, 01/22/45	1.6%
United States Treasury Bond, 3.000%, 05/15/45	1.5%
Fannie Mae, 4.500%, 05/01/44	1.2%
United States Treasury Note, 1.750%, 09/30/22	1.2%
Freddie Mac Series 4194 GI, 4.000%, 04/15/43	1.0%
Spain Government Bond, 2.750%, 10/31/24	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
derivatives used for these purposes included interest rate swaps, government bond futures, interest rate options, currency forwards and currency options. In addition, so-called “CDX indices,” exchange-traded credit default swaps, were occasionally used to manage exposure to spread sectors.
Current Strategy and Outlook: In our view, central bank policy divergence will drive duration more than fundamentals. At the moment, expected policy actions oppose our underlying assessments, leading us to take a nimble and tactical approach. An environment of declining inflation and flagging economic growth has compressed yields. We think ten-year Treasury yields could hover around 2% for a while. We expect the spread between German and U.S. interest rates to gradually compress from current levels due to a somewhat positive European growth outlook contrasted with a declining outlook for U.S. growth.
We now prefer to be underweight the euro relative to the dollar and the yen. In our view, diverging central bank policy will push the euro weaker against both currencies.
The investment grade corporate bond market rallied leading up to the September 17th Federal Reserve Board policy announcement, but sold off in the aftermath. Investment grade bonds are struggling to balance the headwind of slower global growth with the tailwind of continued easy U.S. monetary policy. We expect the deterioration of corporate fundamentals to continue, although a rebound in U.S. or global growth could mitigate its impact. The high yield market posted a fourth consecutive month of negative returns in September. High yield weakness has broadened beyond energy and commodities, but economic expansion still should support the asset class.
The Fund has reduced its overweight allocations to selected credit sectors, including certain high yield corporate bonds. Going forward, we will favor better-rated bonds among emerging market sovereign and corporate issues; local-currency investments remain more opportunistic at this point; for emerging market currencies to enter a structural positive trend, the outlook for growth, global trade and commodities must improve and stabilize.

*
Effective January 1, 2015, Mustafa Chowdhury was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 Year	5 Year	Since Inception of Classes A, B, C and I June 30, 2006	Since Inception of Class O June 4, 2008	Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013	Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	-7.97%	-0.29%	4.40%	—	—	—	—
Class B(2)	-10.80%	-0.85%	4.16%	—	—	—	—
Class C(3)	-7.23%	-0.52%	4.17%	—	—	—	—
Class I	-5.32%	0.52%	5.31%	—	—	—	—
Class O	-5.59%	0.23%	—	3.58%	—	—	—
Class R	-5.78%	—	—	—	-0.68%	—	—
Class R6	-5.27%	—	—	—	—	-0.78%	—
Class W	-5.35%	0.47%	—	—	—	—	3.09%
Excluding Sales Charge:
Class A	-5.58%	0.22%	4.95%	—	—	—	—
Class B	-6.27%	-0.52%	4.16%	—	—	—	—
Class C	-6.32%	-0.52%	4.17%	—	—	—	—
Class I	-5.32%	0.52%	5.31%	—	—	—	—
Class O	-5.59%	0.23%	—	3.58%	—	—	—
Class R	-5.78%	—	—	—	-0.68%	—	—
Class R6	-5.27%	—	—	—	—	-0.78%	—
Class W	-5.35%	0.47%	—	—	—	—	3.09%
BGA Index	-3.07%	0.61%	3.89%	2.60%	-0.12%	-0.15%	2.69%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%. Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya Global Perspectives Fund

Target Allocations as of October 31, 2015 (percent of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Portfolio holdings are subject to change daily.
Voya Global Perspectives Fund (“Global Perspectives” or the “Fund”) seeks total return. Under normal market conditions, the sub-adviser invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities; approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the year ended October 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of  -2.44% compared to the 1.30% return of the S&P Target Risk Growth Index and the 0.28% return of the Fund’s composite index (“Composite Index”).
Portfolio Specifics: Underperformance was primarily due to the Fund’s lower allocation to U.S. large cap stocks compared to the S&P Target Risk Growth Index and to the Fund’s higher allocation within its holdings in emerging markets non-U.S. stocks which made significant losses. This underperformance was slightly offset by the Fund’s overall lower allocation to non U.S. stocks than the S&P Target Risk Growth Index. These effects were exacerbated by the Fund’s move to a Defensive Allocation at the end of September just before equities rebounded. In the fixed income portion, the Fund underperformed primarily due to an allocation to global bonds which performed negatively over the period and are not held in the S&P Target Risk Growth Index.
The Fund’s positioning was at its target allocation during the period through September 2015 but moved to defensive in October 2015. On October 1, 2015 the fund moved to its defensive positioning because the S&P 500 quarterly earnings growth was negative for the most recently fully reported quarter. A defensive allocation means that the equity and fixed income balances will go from 60% equity and 40% fixed income to 30% equity and 70% fixed income.
A much smaller source of underperformance was the performance of the Underlying Funds against their individual benchmarks. Results were mixed with a negative bias. Voya Small Company and International Core Funds were the best relative performers, while Voya Multi-Manager Emerging Markets Equity Fund and Voya Global Bond Portfolio trailed by the most.
Current Outlook and Strategy: Although volatility gripped the financial markets in the third quarter, the consumer continues to drive U.S. gross domestic product to new all-time record highs. We believe that the markets need to assimilate a number of issues — including the strong dollar, slowing global demand and a commodities bust. However, the consumer is 70% of the U.S. economy and is a game changer for growth.
Beyond all the doom and gloom, we believe there are two bullish things to keep in mind. One, the consumer’s strength can be a game changer, especially in light of a positive economic backdrop and currency tail winds. Two, the private economy is nothing if not resilient, and corporate earnings tend to be skewed to the upside.
Despite consumer-driven reasons for optimism, fundamentals — as measured by corporate earnings — have most recently been negative which is indicative of headwinds for the markets. Fundamentals drive markets, and we believe it is always prudent to stick with your plan in good times and bad. As always, diversification helps smooth the market bumps along the way.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Perspectives Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 Year	Since Inception of Class A, C, I, R, and W March 28, 2013
Including Sales Charge:
Class A(1)	-8.01%	1.14%
Class C(2)	-3.99%	2.77%
Class I	-2.20%	3.72%
Class R	-2.69%	3.22%
Class W	-2.20%	3.76%
Excluding Sales Charge:
Class A	-2.44%	3.48%
Class C	-3.04%	2.77%
Class I	-2.20%	3.72%
Class R	-2.69%	3.22%
Class W	-2.20%	3.76%
S&P Target Risk Growth Index	1.30%	6.82%
Composite Index	0.28%	5.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Perspectives Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya Global Value Advantage Fund

Geographic Diversification as of October 31, 2015 (as a percentage of net assets)

United States	51.0%
Switzerland	7.5%
Japan	7.5%
France	4.0%
United Kingdom	3.9%
Australia	3.8%
Netherlands	3.5%
China	2.7%
Germany	2.3%
South Korea	1.7%
Countries between 0.5% – 1.6%^	9.7%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 9 countries, which each represents 0.5% – 1.6% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Value Advantage Fund* (“Global Value Advantage” or the “Fund”) seeks long-term capital growth and current income. The Fund is managed by James Ying, CFA, Assistant Portfolio Manager, Martin Jansen, Christopher F. Corapi, and Vincent Costa, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.**
Performance: For the year ended October 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of  -1.17% compared to the MSCI ACW IndexSM (“MSCI ACWI”) which returned -0.03% for the same period.
Portfolio Specifics: Before fees and expenses the Fund outperformed MSCI ACWI by a small margin. Stock selection within the utilities sector detracted the most from performance. An underweight allocation to and stock selection within the information technology sector also had a negative impact. By contrast, on a sector level basis, stock selection within the financials and industrials sectors contributed the greatest value.
On an individual security level basis, top detractors included overweight positions in Casino, Guichard-Perrachon SA and BHP Billiton Limited.
An overweight position in Casino, Guichard-Perrachon SA, an operator of food retail outlets headquartered in Saint-Etienne, France, underperformed. Shares of Casino, Guichard-Perrachon SA were negatively impacted by increased macro-economic challenges in Brazil, a slower recovery in France and significant currency weakness in its international markets.
Within the materials sector, an overweight position in BHP Billiton Limited detracted value during the period. Shares declined as a result of the overall underperformance within the energy and metals sectors due to declining oil and commodity prices.
Among the top contributors for the period were overweight positions in China Railway Construction Corporation Limited and NIKE, Inc.
An overweight position in China Railway Construction Corporation Limited benefited from an expected railway expansion throughout Asia in the
Top Ten Holdings as of October 31, 2015 (as a percentage of net assets)

Apple, Inc.	3.3%
Microsoft Corp.	2.5%
Wells Fargo & Co.	2.2%
JPMorgan Chase & Co.	2.0%
Cisco Systems, Inc.	1.9%
Roche Holding AG	1.8%
Novartis AG	1.8%
Home Depot, Inc.	1.7%
Intel Corp.	1.7%
Boeing Co.	1.7%
Portfolio holdings are subject to change daily.
coming quarters, such as the Moscow-Kazan high-speed collaboration.
Within the consumer discretionary sector, an overweight position in NIKE, Inc. outperformed. The company delivered an impressive fiscal year first quarter as earnings beat estimates due to higher sales growth, margin expansion and a lower tax rate. Despite a lackluster backdrop in China, the company continues to deliver solid growth in the region, thus allaying concerns over the macro headwinds. Management also provided encouraging commentary around the pipeline leading to the 2016 Olympics, which supports our view of a strong upward bias to fiscal year 2016 guidance. Management underscored the company’s robust growth outlook during its most recent Investor Day, which further drove investor confidence.
Current Strategy and Outlook: We continue to see what we believe to be attractive valuations in companies in a variety of sectors and regions. Going forward we believe that high quality, high dividend paying global equities will continue to be in demand by investors searching for income and for funds with good downside capture such as the Fund has provided. At the end of the reporting period, the Fund is overweight the industrials and telecommunication services sectors and underweight the information technology and financials sectors.

*
Prior to December 1, 2014, Global Value Advantage was known as “Voya International Value Equity Fund.”

**
On September 12, 2014, the Fund’s Board of Trustees approved a change with respect to the Fund’s name, investment objective, principal investment strategies, benchmark and portfolio management team. These changes became effective on December 1, 2014. Effective July 17, 2015, David Rabinowitz was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Value Advantage Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class I September 6, 2006	Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	-6.85%	1.62%	6.83%	—	—
Class B(2)	-6.67%	1.71%	6.68%	—	—
Class C(3)	-2.86%	2.06%	6.68%	—	—
Class I	-0.90%	3.09%	—	6.57%	—
Class W	-0.89%	3.10%	—	—	7.12%
Excluding Sales Charge:
Class A	-1.17%	2.83%	7.46%	—	—
Class B	-1.89%	2.06%	6.68%	—	—
Class C	-1.91%	2.06%	6.68%	—	—
Class I	-0.90%	3.09%	—	6.57%	—
Class W	-0.89%	3.10%	—	—	7.12%
MSCI ACWI	-0.03%	7.68%	5.67%	4.47%	10.13%
MSCI EAFE® Index	-0.07%	4.81%	4.05%	2.16%	7.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Value Advantage Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Prior to November 30, 2012, the Fund was advised by a different sub-adviser.
On December 1, 2014, the Fund changed its primary benchmark from the MSCI EAFE® Index to the MSCI ACWI because the MSCI ACWI is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Geographic Diversification as of October 31, 2015 (as a percentage of net assets)

Japan	27.8%
United Kingdom	16.7%
Germany	7.6%
Italy	5.8%
Switzerland	5.7%
France	5.1%
Canada	4.8%
Australia	3.7%
Sweden	2.4%
South Korea	2.2%
Countries between 0.0% – 1.7%^	17.2%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 35 countries, which each represents 0.0% – 1.7% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management LLC (“Acadian”), Victory Capital Management Inc. (“Victory Capital”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).* Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, and Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, all Portfolio Managers of the Sleeve that is managed by Acadian**; Daniel B. LeVan, CFA, Senior Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital; and Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager, and Daniel Maguire, CFA, Senior Managing Director and Equity Portfolio Manager, of the Sleeve that is managed by Wellington.
Performance: For the year ended October 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.09% compared to the S&P Developed ex-US SmallCap Index and the MSCI EAFE® Small Cap Index, which returned 5.83% and 8.45%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — The Sleeve underperformed the S&P Developed ex-US SmallCap Index by approximately 173 basis points (1.73%) for the year ended October 31, 2015. With regard to stock selection, key sources of positive active return included positions in France, Japan, and Australia. Top-performing holdings in these markets were French video game developer Ubisoft, Japanese industrial machinery distributor Yuasa Trading, and Australian health and beauty retail
Top Ten Holdings as of October 31, 2015 (as a percentage of net assets)

Mondi PLC	1.0%
Lonza Group AG	1.0%
UbiSoft Entertainment	0.7%
Jungheinrich AG	0.7%
Gategroup Holding AG	0.7%
Yuasa Trading Co., Ltd.	0.7%
Kanematsu Corp.	0.6%
Zenkoku Hosho Co. Ltd.	0.6%
Patrizia Immobilien AG	0.6%
Forbo Holding AG	0.6%
Portfolio holdings are subject to change daily.
company Australian Pharmaceutical Industries. Stock selection proved less successful in the U.K. and Norway, driven by investments in U.K. retail chain operator Home Retail Group and Norwegian lender SpareBank 1. With respect to country allocations, key sources of value added included opportunistic exposures to India and Mexico, as well as an underweight position in Hong Kong. Less successful investments included an overweight position in Canada, a market underweight in the U.K., and an opportunistic exposure to South Africa. Sector allocations yielded negative results, largely due to an overweight position in the energy sector and an underweight position in the consumer staples sector.
Victory Capital Sleeve — The Sleeve outperformed the S&P Developed ex-US SmallCap Index by approximately 175 basis points (1.75%) for the period since inception on March 2, 2015, through October 31, 2015. International Small Cap Equity markets rose during the period despite slowing growth concerns in China and uncertainty surrounding the United States monetary policy. Overall security selection was positive and accounted for the majority of the Sleeve’s relative outperformance. Excess returns were generated in three of five regions and five of the ten economic sectors. Notable outperformance was generated in the consumer discretionary and consumer staples sectors and was boosted by sizable positions in two holdings. Stroer Media, the German out of home and digital advertising company, jumped 103.2% as management announced the acquisition of Germany’s largest internet portal, t-online, increasing the company’s mix of digital revenues and leading to higher future earnings expectations. Within consumer staples, Korean convenience store operator, BGF Retail, increased 109.2% as the convenience store format continues to gain market share in the Korean food retail space.
On the downside, two names in particular detracted from relative performance in the information technology and industrials sectors. Japan Aviation Electronics, a supplier of connectors and switches to the automotive and smartphone industries, fell 23.9% during the period as its in-line earnings results were over shadowed by Apple’s underwhelming results and broader concern over a

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

slowdown in the smartphone industry. Within industrials, Durr, the German machinery company with strong global positions in automotive paint application systems and woodworking machinery, declined 20.9%. China’s growth concerns weighed on market perception as much of the company’s growth opportunities relate to the strength of the Chinese economy.
Wellington Sleeve — The Sleeve outperformed the MSCI EAFE® Small Cap Index by approximately 193 basis points (1.93%) for the year ended October 31, 2015. Stock selection drove outperformance during the period.
Strong security selection within the industrials, information technology, and health care sectors was additive to relative outperformance. However, this was modestly offset by weaker selection in the consumer discretionary, energy, and materials sectors. Sector allocation, a fall out of the bottom-up stock selection process, detracted from relative performance, particularly the Sleeve’s underweight allocations to the well-performing consumer staples and consumer discretionary sectors. The Sleeve’s underweight to the energy sector, however, partially offset these negative allocation effects, as the sector underperformed during the period.
From a regional perspective, positive security selection in Japan drove relative outperformance. Positive selection coupled with an underweight allocation to Asia Pacific ex-Japan also contributed to results. This was partially offset by the Sleeve’s exposure to emerging markets given its recent underperformance.
Top contributors to relative performance during the period included Switzerland-based airline catering firm Gategroup Holdings, Japan-based medical devices company Asahi Intecc, and Italy-based financial firm Anima Holdings. Top detractors from relative performance included Brazil-based retailer Magazine Luiza, France-based aluminum producer Constellium, and Switzerland-based travel service provider Kuoni Reisen Holdings.
Current Strategy and Outlook: Acadian Sleeve — Our approach emphasizes finding companies that we believe are attractively priced, have an improving outlook for earnings growth, strong operating and asset quality characteristics, and good momentum. We use a quantitative framework to systematically evaluate thousands of companies to determine what we believe are currently the best investments. We mostly emphasize stock selection, but also consider macroeconomic drivers and assess which regions and industries are most attractive. We currently are overweighting Japan, Germany, Italy, and Canada. We also maintain opportunistic exposures to several emerging markets, including India, Taiwan, South Africa, and Thailand. We are underweighting the U.K., France, Australia, Korea, Spain and Hong Kong. At the sector level, we are currently emphasizing information technology, healthcare, and industrials, and are underweight financials, consumer staples, and consumer discretionary.
Victory Capital Sleeve — Although the Federal Reserve has signaled plans to raise interest rates, the European Central Bank, the Bank of Japan and the People’s Bank of China expect to continue global stimulus measures. China’s economic slowdown will likely continue to be a cause for concern among global investors, especially the extent of its impact on the Asian countries which rely on exporting goods to China. While areas of manufacturing, resources, and infrastructure are in a period of slowdown, we believe significant opportunities exist in services led by consumer growth. We will remain focused on stock selection while adhering to our strict country and sector risk controls.
Wellington Sleeve — Our investment process continues to prioritize intensive fundamental bottom-up research to select what we believe to be high quality stocks with strong balance sheets and good business models that are attractively valued relative to their global industry. Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside protection and overall performance over time.
The Sleeve ended the period with overweight exposures to the industrials, consumer discretionary, health care, and materials sectors. The Sleeve was underweight the information technology, consumer staples, financials, and utilities sectors as of the end of the period. Regionally, the Sleeve ended the period most overweight Japan and the emerging markets, and most underweight Developed Pacific ex Japan and Europe ex UK.

*
On January 22, 2015, the Fund’s Board of Trustees approved a change with respect to the Fund’s Sub-Advisers, adding Victory Capital as an additional Sub-Adviser to the Fund, along with a change to the Fund’s principal investment strategies. Beginning February 17, 2015, through the close of business on February 27, 2015, the Fund was in a transition period during which time the transition manager sold a portion of the assets managed by Acadian and Wellington. Effective March 2, 2015, Victory Capital was added as an additional Sub-Adviser to the Fund.

**
Effective, March 26, 2015, Constantine Papageorgiou was removed as a portfolio manager and Brendan O. Bradley was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class I December 21, 2005	Since Inception of Class O June 4, 2008	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	-0.95%	5.40%	9.24%	—	—	—
Class B(2)	-0.62%	5.64%	9.50%	—	—	—
Class C(3)	3.40%	5.96%	8.81%	—	—	—
Class I	5.55%	7.16%	—	5.19%	—	—
Class O	5.19%	6.76%	—	—	1.96%	—
Class W	5.46%	7.03%	—	—	—	3.39%
Excluding Sales Charge:
Class A	5.09%	6.65%	9.55%	—	—	—
Class B	4.38%	5.96%	9.50%	—	—	—
Class C	4.40%	5.96%	8.81%	—	—	—
Class I	5.55%	7.16%	—	5.19%	—	—
Class O	5.19%	6.76%	—	—	1.96%	—
Class W	5.46%	7.03%	—	—	—	3.39%
S&P Developed ex-US Small Cap Index	5.83%	7.02%	6.41%	6.10%	3.09%	4.09%
MSCI EAFE® Small Cap Index	8.45%	7.74%	5.61%	4.70%	3.81%	4.79%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager International Small Cap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to
www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser. Prior to April 14, 2013, the Fund was advised by a different sub-adviser.

Voya Russia Fund	Portfolio Managers’ Report

Sector Diversification as of October 31, 2015 (as a percentage of net assets)

Energy	37.4%
Materials	16.1%
Financials	12.8%
Consumer Staples	12.4%
Information Technology	11.1%
Telecommunication Services	3.9%
Assets in Excess of Other Liabilities*	6.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russia Fund (“Russia” or the “Fund”) seeks long-term capital appreciation.* The Fund is managed by Renat Nadyukov and Nathan Griffiths, Portfolio Managers, of NNIP Advisors B.V. (NNIP Advisors) — the Sub-Adviser.**
Performance: For the year ended October 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of  -15.55% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned -18.52% and -15.77%, respectively, for the same period.
Portfolio Specifics: The Russian equity market experienced increased volatility over the reporting period. A combination of weak commodity prices, military escalation in Eastern Ukraine and Western sanctions pushed the Russian economy into a recession. The Central Bank of Russia stopped currency interventions and the ruble rapidly lost value to become one of the main policy tools for dealing with the economic crisis. Failing to proactively respond to ruble devaluation and initially raising interest rates by merely 1.5% in November 2014, the Central Bank of Russia raised the key interest rate to 17% in order to support the ruble despite negative effects of unexpected large interest rate increases on future economic activity. The sharp rise of inflation and drop in disposable income had a negative effect on private consumption, which was the main engine of economic growth; economic uncertainty further reduced fixed investment. Owing to its healthy fiscal position and current account surpluses, Russia continued servicing its debt obligations despite closed access to global financial markets.
The Fund outperformed both of its benchmark indicies for the reporting period due to sector allocation. In particular, the Fund’s overweight allocation to information technology (“IT”) and an underweight to telecommunication services proved positive. The Fund lost the most from an overweight in consumer staples and an underweight in financials. Stock selection overall detracted from relative results, particularly selection in financials and materials proved negative. By contrast, selection in the energy sector contributed to relative results.
Top three individual stock contributors to performance were long-term overweight positions in Surgutneftegas, Epam Systems Inc. and Luxoft Holdings Inc. During the period, Surgutneftegas, a leading Russian private oil company, strongly benefited from currency gains on a large dollar-denominated cash position on its balance sheet due to the ongoing ruble depreciation. Our overweight positions in Epam Systems and Luxoft, originally Russian IT services companies, continued to perform well and we believe that Russian IT services companies still have plenty of room to grow and provide high-quality services from low-cost locations in Russia and Eastern Europe. The Fund’s underweight position in VTB Bank PJSC (“VTB”), a state-owned Russian bank, was the biggest detractor. The Fund did not own the stock, as we believed that demand for financial services remained weak and future profitability would be negatively affected by the rising cost of risk and non-performing loans. In our view, VTB is one of the most expensive Russian banks, trading on unjustifiable premiums to a much better managed and better capitalized local rival, Sberbank. Our overweight position in Magnit PJSC, the largest Russian discount retailer, proved negative as the company struggled with weak demand and the loss of consumer purchasing power. Not owning Transneft, a Russian state-owned oil pipeline operator, proved negative as the company was perceived to be less exposed to falling oil prices than oil producers.
The Fund maintained an allocation to cash, which, on balance, contributed to performance during this volatile period.
Current Outlook and Strategy: After the recent Russian equity market and oil price corrections, we became cautiously optimistic about the outlook for
Top Ten Holdings as of October 31, 2015* (as a percentage of net assets)

Lukoil PJSC ADR	11.8%
Magnit OJSC	8.7%
Sberbank PAO ADR	6.1%
NovaTek OAO GDR	5.7%
Surgutneftegas	4.9%
MMC Norilsk Nickel PJSC ADR	4.9%
Tatneft	4.9%
Moscow Exchange MICEX-RTS PJ	4.8%
EPAM Systems, Inc.	4.8%
Alrosa PAO	4.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Russian equities. In the absence of increased geopolitical risks, oil prices remain the single most important indicator of the future performance of Russian equities. The situation in Eastern Ukraine and Russian involvement in Syria carry substantial risks for our future outlook. We do not foresee a swift removal of sanctions by the United States. The European Union, however, depends on Russian energy and could consider softening sanctions sooner in the absence of further escalation in Eastern Ukraine or in case of greater cooperation with the West in Syria.
We do not foresee Russian government and state-owned banks withdrawing support from the Russian corporate sector. We are encouraged by the tentative stabilization of overall negative economic trends and see the first signs of improvements in credit flows. We believe that the Central Bank of Russia will continue to proactively manage exchange-rate volatility and adjust future interest rate policy on the inflation outlook.
The Fund invests in companies that we believe are well positioned to benefit from stable demand for Russian exports and good standards of corporate governance. The Fund seeks to maintain a balanced position in the Russian energy sector without favoring future growth projects over existing production assets. We hold a preference for exporters that we believe would benefit from stable foreign demand and low costs. We also maintain exposure to a selected few domestic consumption-driven companies that we believe to be better insulated from weak consumer demand.

*
Prior to February 10, 2015, the Fund’s investment objective was to seek long-term capital appreciation through investment primarily in equity securities of Russian companies, and the investment objective was fundamental.

**
Prior to April 7, 2015, NNIP Advisors was formerly known as ING Investment Management Advisors B.V.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Russia Fund

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class I September 30, 2009	Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	-20.42%	-9.35%	1.64%	—	—
Class I	-15.34%	-8.07%	—	-2.61%	—
Class W	-15.35%	—	—	—	-11.04%
Excluding Sales Charge:
Class A	-15.55%	-8.27%	2.25%	—	—
Class I	-15.34%	-8.07%	—	-2.61%	—
Class W	-15.35%	—	—	—	-11.04%
RTS Index	-18.52%	-8.62%	1.23%	-3.33%	-13.06%
MSCI Russia 10/40 Index	-15.77%	-7.83%	N/A	-2.52%	-11.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2015*	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2015*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$967.30	1.15%	$5.70	$1,000.00	$1,019.41	1.15%	$5.85
Class C	1,000.00	963.80	1.90	9.40	1,000.00	1,015.63	1.90	9.65
Class I	1,000.00	968.50	0.85	4.22	1,000.00	1,020.92	0.85	4.33
Class W	1,000.00	968.50	0.90	4.47	1,000.00	1,020.67	0.90	4.58
Voya Diversified International Fund**
Class A	$1,000.00	$932.50	0.49%	$2.39	$1,000.00	$1,022.74	0.49%	$2.50
Class B	1,000.00	928.60	1.24	6.03	1,000.00	1,018.95	1.24	6.31
Class C	1,000.00	929.10	1.24	6.03	1,000.00	1,018.95	1.24	6.31
Class I	1,000.00	933.30	0.24	1.17	1,000.00	1,024.00	0.24	1.22
Class O	1,000.00	932.80	0.49	2.39	1,000.00	1,022.74	0.49	2.50
Class R	1,000.00	930.60	0.74	3.60	1,000.00	1,021.48	0.74	3.77
Class W	1,000.00	933.10	0.24	1.17	1,000.00	1,024.00	0.24	1.22

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2015*	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2015*
Voya Global Bond Fund
Class A	$1,000.00	$962.10	0.90%	$4.45	$1,000.00	$1,020.67	0.90%	$4.58
Class B	1,000.00	958.00	1.65	8.14	1,000.00	1,016.89	1.65	8.39
Class C	1,000.00	958.20	1.65	8.14	1,000.00	1,016.89	1.65	8.39
Class I	1,000.00	963.40	0.61	3.02	1,000.00	1,022.13	0.61	3.11
Class O	1,000.00	962.40	0.90	4.45	1,000.00	1,020.67	0.90	4.58
Class R	1,000.00	960.90	1.15	5.68	1,000.00	1,019.41	1.15	5.85
Class R6	1,000.00	963.70	0.59	2.92	1,000.00	1,022.23	0.59	3.01
Class W	1,000.00	962.60	0.65	3.22	1,000.00	1,021.93	0.65	3.31
Voya Global Perspective Fund**
Class A	$1,000.00	$949.30	0.46%	$2.26	$1,000.00	$1,022.89	0.46%	$2.35
Class C	1,000.00	946.10	1.21	5.94	1,000.00	1,019.11	1.21	6.16
Class I	1,000.00	950.40	0.21	1.03	1,000.00	1,024.15	0.21	1.07
Class R	1,000.00	948.30	0.71	3.49	1,000.00	1,021.63	0.71	3.62
Class W	1,000.00	950.40	0.21	1.03	1,000.00	1,024.15	0.21	1.07
Voya Global Value Advantage Fund
Class A	$1,000.00	$937.40	1.35%	$6.59	$1,000.00	$1,018.40	1.35%	$6.87
Class B	1,000.00	934.10	2.10	10.24	1,000.00	1,014.62	2.10	10.66
Class C	1,000.00	934.00	2.10	10.24	1,000.00	1,014.62	2.10	10.66
Class I	1,000.00	938.80	1.10	5.38	1,000.00	1,019.66	1.10	5.60
Class W	1,000.00	938.80	1.10	5.38	1,000.00	1,019.66	1.10	5.60
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$978.40	1.71%	$8.53	$1,000.00	$1,016.59	1.71%	$8.69
Class B	1,000.00	975.10	2.36	11.75	1,000.00	1,013.31	2.36	11.98
Class C	1,000.00	975.20	2.36	11.75	1,000.00	1,013.31	2.36	11.98
Class I	1,000.00	980.70	1.25	6.24	1,000.00	1,018.90	1.25	6.36
Class O	1,000.00	978.90	1.61	8.03	1,000.00	1,017.09	1.61	8.19
Class W	1,000.00	980.20	1.36	6.79	1,000.00	1,018.35	1.36	6.92
Voya Russia Fund
Class A	$1,000.00	$865.80	2.02%	$9.50	$1,000.00	$1,015.02	2.02%	$10.26
Class I	1,000.00	866.30	1.77	8.33	1,000.00	1,016.28	1.77	9.00
Class W	1,000.00	866.70	1.77	8.33	1,000.00	1,016.28	1.77	9.00

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Voya Mutual Funds
We have audited the accompanying statements of assets and liabilities, including the summary portfolios or portfolios of investments, of Voya Diversified Emerging Markets Debt Fund, Voya Diversified International Fund, Voya Global Bond Fund, Voya Global Perspectives Fund, Voya Global Value Advantage Fund, Voya Multi-Manager International Small Cap Fund, and Voya Russia Fund, each a series of Voya Mutual Funds, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 23, 2015

Statements of Assets and Liabilities as of October 31, 2015

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Perspectives Fund
ASSETS:
Investments in securities at fair value*	$—	$7,369,866	$480,629,950	$—
Investments in affiliated underlying funds at fair value**	1,012,185	48,838,629	—	36,747,757
Short-term investments at fair value***	—	—	56,221,442	—
Total investments at fair value	$1,012,185	$56,208,495	$536,851,392	$36,747,757
Cash	—	66,608	—	8,706
Cash collateral for futures	—	—	3,856,972	—
Cash pledged for centrally cleared swaps (Note 2)	20,000	—	2,172,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	2,470,000	—
Foreign currencies at value****	1,838	—	211,271	—
Receivables:
Investment in affiliated underlying funds sold	—	21,226	—	737,803
Investment securities sold	—	—	2,924,389	—
Investment securities sold on a delayed-delivery or when-issued basis	—	—	5,958,358	—
Fund shares sold	—	265	13,017,724	24,123
Dividends	—	—	785	41,790
Interest	—	—	3,562,453	—
Foreign currency settlement (Note 17)	—	—	32,029	—
Unrealized appreciation on forward foreign currency contracts	135	—	8,944,337	—
Variation margin receivable on centrally cleared swaps	—	—	2,941,747	—
Prepaid expenses	31,538	12,655	32,517	12,139
Reimbursement due from manager	7,804	19,057	8,272	16,182
Other assets	—	4,880	8,288	153
Total assets	1,073,500	56,333,186	582,992,534	37,588,653
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	—	—	798,111
Payable for investment securities purchased	—	—	57,936,545	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	17,548,888	—
Payable for fund shares redeemed	—	31,794	756,142	5,264
Payable for foreign cash collateral for futures*****	—	—	215,563	—
Unrealized depreciation on forward foreign currency contracts	2,748	—	9,044,405	—
Variation margin payable on centrally cleared swaps	7	—	—	—
Cash received as collateral for OTC derivatives (Note 2)	—	—	2,430,000	—
Payable for investment management fees	6,409	6,613	207,267	6,185
Payable for distribution and shareholder service fees	13	21,956	39,716	13,887
Payable to custodian due to bank overdraft	18,387	—	2,989,146	—
Payable to trustees under the deferred compensation plan (Note 7)	—	4,880	8,288	153
Payable for trustee fees	5	308	2,424	179
Other accrued expenses and liabilities	5,344	95,486	237,204	21,115
Written options, at fair value^	—	—	2,822,892	—
Total liabilities	32,913	161,037	94,238,480	844,894
NET ASSETS	$1,040,587	$56,172,149	$488,754,054	$36,743,759
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,121,453	$204,551,349	$512,400,471	$37,641,403
Undistributed (distributions in excess of) net investment income	47,409	(122,328)	(11,755,869)	177,551
Accumulated net realized loss	(91,440)	(153,144,899)	(6,624,305)	(529,785)
Net unrealized appreciation (depreciation)	(36,835)	4,888,027	(5,266,243)	(545,410)
NET ASSETS	$1,040,587	$56,172,149	$488,754,054	$36,743,759
* Cost of investments in securities	$—	$7,711,207	$483,074,593	$—
** Cost of investments in affiliated underlying funds	$1,047,273	$43,609,261	$—	$37,293,167
*** Cost of short-term investments	$—	$—	$56,221,763	$—
**** Cost of foreign currencies	$1,960	$—	$164,288	$—
***** Cost of payable for foreign cash collateral for futures	$—	$—	$215,563	$—
^ Premiums received on written options	$—	$—	$3,879,160	$—
See Accompanying Notes to Financial Statements

Statements of Assets and Liabilities as of October 31, 2015 (continued)

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Perspectives Fund
Class A
Net assets	$18,517	$28,801,417	$60,274,397	$8,301,730
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,019	2,936,694	6,181,909	791,059
Net asset value and redemption price per share†	$9.17	$9.81	$9.75	$10.49
Maximum offering price per share (5.75%)(1)	$9.41(2)	$10.41	$10.00(2)	$11.13
Class B
Net assets	n/a	$1,147,404	$103,366	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	117,678	10,712	n/a
Net asset value and redemption price per share†	n/a	$9.75	$9.65	n/a
Class C
Net assets	$9,685	$16,367,760	$28,336,264	$4,740,439
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,069	1,688,103	2,924,369	457,735
Net asset value and redemption price per share†	$9.06	$9.70	$9.69	$10.36
Class I
Net assets	$1,009,333	$4,692,037	$103,129,330	$269,865
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	109,563	478,718	10,617,437	25,622
Net asset value and redemption price per share	$9.21	$9.80	$9.71	$10.53
Class O
Net assets	n/a	$4,454,241	$2,359,196	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	458,868	247,063	n/a
Net asset value and redemption price per share	n/a	$9.71	$9.55	n/a
Class R
Net assets	n/a	$78,496	$3,530,121	$19,435,209
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$—	$—	$—
Shares outstanding	n/a	8,133	362,939	1,859,283
Net asset value and redemption price per share	n/a	$9.65	$9.73	$10.45
Class R6
Net assets	n/a	n/a	$220,400,972	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	22,609,681	n/a
Net asset value and redemption price per share	n/a	n/a	$9.75	n/a
Class W
Net assets	$3,052	$630,794	$70,620,408	$3,996,516
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	331	64,559	7,400,803	379,072
Net asset value and redemption price per share	$9.21	$9.77	$9.54	$10.54

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

(2)
Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

Statements of Assets and Liabilities as of October 31, 2015

	Voya Global Value Advantage Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$336,772,416	$245,533,589	$75,918,003
Short-term investments at fair value**	6,506,012	5,728,026	5,261,128
Total investments at fair value	$343,278,428	$251,261,615	$81,179,131
Cash	48,251	—	3,679
Cash collateral for futures	162,060	—	—
Foreign currencies at value***	1,157,053	709,473	447
Receivables:
Investment in affiliated underlying funds sold	—	3,429,439	—
Investment securities sold	5,593,898	—	85,451
Fund shares sold	67,221	69,084	5,345
Dividends	489,039	472,380	129,253
Foreign currency settlement (Note 17)	2,231,667	866,147	55,546
Foreign tax reclaims	1,043,598	255,738	—
Prepaid expenses	14,983	19,558	15,744
Reimbursement due from manager	117,816	15,811	6,705
Other assets	50,463	10,336	9,176
Total assets	354,254,477	257,109,581	81,490,477
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	3,879,638	—
Payable for investment securities purchased	5,782,861	—	—
Payable for fund shares redeemed	461,826	61,522	66,656
Payable upon receipt of securities loaned	2,300,012	4,532,812	—
Payable for investment management fees	276,826	224,855	94,218
Payable for distribution and shareholder service fees	123,861	36,041	16,721
Payable to custodian due to bank overdraft	—	2,028	—
Payable to trustees under the deferred compensation plan (Note 7)	50,463	10,336	9,176
Payable for trustee fees	1,733	1,254	450
Other accrued expenses and liabilities	201,744	207,711	248,084
Total liabilities	9,199,326	8,956,197	435,305
NET ASSETS	$345,055,151	$248,153,384	$81,055,172
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,328,178,639	$445,672,831	$165,420,927
Undistributed net investment income	4,109,427	1,731,208	1,031,219
Accumulated net realized loss	(990,301,249)	(210,598,914)	(84,704,131)
Net unrealized appreciation (depreciation)	3,068,334	11,348,259	(692,843)
NET ASSETS	$345,055,151	$248,153,384	$81,055,172
+ Including securities loaned at value	$2,251,944	$4,242,119	$—
* Cost of investments in securities	$333,666,644	$234,092,341	$76,609,765
** Cost of short-term investments	$6,506,012	$5,728,026	$5,261,128
*** Cost of foreign currencies	$1,158,666	$749,870	$554
See Accompanying Notes to Financial Statements

Statements of Assets and Liabilities as of October 31, 2015 (continued)

	Voya Global Value Advantage Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$208,796,560	$67,200,818	$77,725,895
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	6,968,241	1,376,767	3,480,142
Net asset value and redemption price per share†	$29.96	$48.81	$22.33
Maximum offering price per share (5.75%)(1)	$31.79	$51.79	$23.69
Class B
Net assets	$1,426,207	$373,652	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	43,958	7,221	n/a
Net asset value and redemption price per share†	$32.44	$51.74	n/a
Class C
Net assets	$93,243,472	$18,054,244	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	3,350,485	399,352	n/a
Net asset value and redemption price per share†	$27.83	$45.21	n/a
Class I
Net assets	$37,561,918	$110,360,093	$3,053,332
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	1,241,301	2,259,408	135,747
Net asset value and redemption price per share	$30.26	$48.84	$22.49
Class O
Net assets	n/a	$2,783,058	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	57,681	n/a
Net asset value and redemption price per share	n/a	$48.25	n/a
Class W
Net assets	$4,026,994	$49,381,519	$275,945
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	133,183	844,009	12,343
Net asset value and redemption price per share	$30.24	$58.51	$22.36

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

Statements of Operations for the year ended October 31, 2015

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Perspectives Fund
INVESTMENT INCOME:
Dividends	$—	$—	$7,337	$—
Interest, net of foreign taxes withheld*	—	—	18,044,330	—
Dividends from affiliated underlying funds	48,239	911,828	—	649,086
Dividends from unaffiliated underlying funds	—	241,987	—	—
Total investment income	48,239	1,153,815	18,051,667	649,086
EXPENSES:
Investment management fees(1)	7,995	53,531	2,175,878	54,660
Distribution and shareholder service fees:
Class A	90	77,352	174,957	21,665
Class B	—	24,411	2,253	—
Class C	95	182,834	347,738	42,396
Class O	—	11,861	6,739	—
Class R	—	408	13,167	93,870
Transfer agent fees:
Class A	52	67,248	102,229	4,508
Class B	—	5,244	329	—
Class C	14	39,693	50,797	2,193
Class I	107	5,954	33,166	505
Class O	—	10,341	3,939	—
Class R	—	179	3,848	9,750
Class R6	—	—	375	—
Class W	5	1,315	59,445	1,975
Administrative service fees(1)	528	31,660	248,631	16,955
Shareholder reporting expense	365	10,305	50,650	1,306
Registration fees	64,177	82,863	105,391	66,116
Professional fees	1,754	19,043	95,113	16,117
Custody and accounting expense	8,865	17,036	127,353	2,735
Trustee fees	32	1,846	14,547	1,074
Miscellaneous expense	2,150	8,964	25,377	7,665
Interest expense	—	62	3,966	—
Total expenses	86,229	652,150	3,645,888	343,490
Net waived and reimbursed fees	(76,959)	(206,522)	(121,822)	(110,063)
Net expenses	9,270	445,628	3,524,066	233,427
Net investment income	38,969	708,187	14,527,601	415,659
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	—	(9,942,192)	—
Sale of affiliated underlying funds	(32,743)	646,416	—	(1,725,277)
Sale of unaffiliated underlying funds		(68,492)
Capital gain distributions from affiliated underlying funds	—	3,297,331	—	1,448,486
Foreign currency related transactions	24,878	—	(31,134,589)	—
Futures	—	—	(2,458,590)	—
Swaps	874	—	(4,318,789)	—
Written options	—	—	7,180,241	—
Net realized gain (loss)	(6,991)	3,875,255	(40,673,919)	(276,791)
Net change in unrealized appreciation (depreciation) on:
Investments	—	—	(12,191,308)	—
Affiliated underlying funds	(40,759)	(5,737,909)	—	(1,183,905)
Unaffiliated underlying funds	—	(298,013)	—	—
Foreign currency related transactions	(9,936)	—	12,304,602	—
Futures	—	—	2,184,645	—
Swaps	882	—	(6,326,378)	—
Written options	—	—	2,514,721	—
Net change in unrealized appreciation (depreciation)	(49,813)	(6,035,922)	(1,513,718)	(1,183,905)
Net realized and unrealized loss	(56,804)	(2,160,667)	(42,187,637)	(1,460,696)
Decrease in net assets resulting from operations	$(17,835)	$(1,452,480)	$(27,660,036)	$(1,045,037)
* Foreign taxes withheld	$—	$—	$215	$—

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

Statements of Operations for the year ended October 31, 2015

	Voya Global Value Advantage Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,315,431	$5,169,291	$4,737,017
Interest, net of foreign taxes withheld*	—	14,442	—
Securities lending income, net	3,841	84,794	5,241
Total investment income	10,319,272	5,268,527	4,742,258
EXPENSES:
Investment management fees(1)	3,219,257	2,635,049	1,168,342
Distribution and shareholder service fees:
Class A	492,638	239,246	215,397
Class B	18,875	7,066	—
Class C	1,032,575	189,067	—
Class O	—	6,886	—
Transfer agent fees:
Class A	333,451	77,830	190,359
Class B	3,195	807	—
Class C	174,729	21,538	—
Class I	62,023	26,122	5,145
Class O	—	3,174	—
Class W	6,301	55,654	485
Administrative service fees(1)	166,120	123,529	45,343
Shareholder reporting expense	71,202	31,790	11,402
Registration fees	60,057	76,404	47,188
Professional fees	68,184	84,061	28,848
Custody and accounting expense	133,729	257,340	176,794
Trustee fees	10,392	7,523	2,697
Miscellaneous expense	18,862	15,828	7,622
Interest expense	1,300	19	—
Total expenses	5,872,890	3,858,933	1,899,622
Net waived and reimbursed fees	(526,643)	(132,235)	(95,574)
Brokerage commission recapture	—	(649)	—
Net expenses	5,346,247	3,726,049	1,804,048
Net investment income	4,973,025	1,542,478	2,938,210
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	15,074,403	10,827,790	(3,271,285)
Foreign currency related transactions	2,267,708	645,873	(137,320)
Futures	(464,353)	—	—
Net realized gain (loss)	16,877,758	11,473,663	(3,408,605)
Net change in unrealized appreciation (depreciation) on:
Investments	(30,751,047)	191,702	(16,556,768)
Foreign currency related transactions	(46,671)	(38,294)	509
Futures	119,946	—	—
Net change in unrealized appreciation (depreciation)	(30,677,772)	153,408	(16,556,259)
Net realized and unrealized gain (loss)	(13,800,014)	11,627,071	(19,964,864)
Increase (decrease) in net assets resulting from operations	$(8,826,989)	$13,169,549	$(17,026,654)
* Foreign taxes withheld	$701,045	$484,287	$685,477

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Diversified Emerging Markets Debt Fund		Voya Diversified International Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$38,969	$35,523	$708,187	$871,227
Net realized gain (loss)	(6,991)	(30,295)	3,875,255	4,354,674
Net change in unrealized appreciation (depreciation)	(49,813)	52,725	(6,035,922)	(5,548,391)
Increase (decrease) in net assets resulting from operations	(17,835)	57,953	(1,452,480)	(322,490)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,378)	(646)	(1,326,616)	—
Class B	—	—	(101,050)	—
Class C	(362)	(131)	(646,659)	—
Class I	(41,127)	(46,517)	(202,594)	—
Class O	—	—	(203,250)	—
Class R	—	—	(3,189)	—
Class W	(124)	(139)	(27,010)	—
Total distributions	(42,991)	(47,433)	(2,510,368)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,372	32,231	6,145,985	5,886,915
Reinvestment of distributions	42,991	47,313	2,015,036	—
	59,363	79,544	8,161,021	5,886,915
Cost of shares redeemed	(28,111)	(6,406)	(15,610,096)	(24,242,636)
Net increase (decrease) in net assets resulting from capital share transactions	31,252	73,138	(7,449,075)	(18,355,721)
Net increase (decrease) in net assets	(29,574)	83,658	(11,411,923)	(18,678,211)
NET ASSETS:
Beginning of year or period	1,070,161	986,503	67,584,072	86,262,283
End of year or period	$1,040,587	$1,070,161	$56,172,149	$67,584,072
Undistributed (distributions in excess of) net investment income at end of year or period	$47,409	$25,678	$(122,328)	$339,316

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Fund		Voya Global Perspectives Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$14,527,601	$20,711,995	$415,659	$221,659
Net realized gain (loss)	(40,673,919)	1,072,885	(276,791)	263,574
Net change in unrealized appreciation (depreciation)	(1,513,718)	(11,799,220)	(1,183,905)	401,057
Increase (decrease) in net assets resulting from operations	(27,660,036)	9,985,660	(1,045,037)	886,290
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(333,046)	—	(178,651)	(31,300)
Class B	(784)	—	—	—
Class C	(87,201)	—	(66,795)	(2,961)
Class I	(796,366)	—	(7,045)	(1,258)
Class O	(12,277)	—	—	—
Class R	(5,021)	—	(307,582)	(88,113)
Class R6	(978,472)	—	—	—
Class W	(164,173)	—	(78,154)	(2,870)
Net realized gains:
Class A	—	—	(61,091)	(1,338)
Class C	—	—	(28,054)	(147)
Class I	—	—	(2,253)	(50)
Class R	—	—	(118,887)	(3,896)
Class W	—	—	(25,025)	(114)
Return of capital:
Class A	(2,575,649)	(4,049,438)	—	—
Class B	(7,389)	(17,341)	—	—
Class C	(1,101,506)	(1,671,851)	—	—
Class I	(5,155,808)	(7,080,365)	—	—
Class O	(102,044)	(128,581)	—	—
Class R	(95,040)	(7,642)	—	—
Class R6	(8,018,141)	(8,114,567)	—	—
Class W	(1,543,409)	(1,214,285)	—	—
Total distributions	(20,976,326)	(22,284,070)	(873,537)	(132,047)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	174,084,353	155,010,119	11,739,653	23,133,370
Reinvestment of distributions	19,847,344	20,498,983	865,111	131,043
	193,931,697	175,509,102	12,604,764	23,264,413
Cost of shares redeemed	(211,834,323)	(193,212,513)	(4,601,422)	(2,142,197)
Net increase (decrease) in net assets resulting from capital share transactions	(17,902,626)	(17,703,411)	8,003,342	21,122,216
Net increase (decrease) in net assets	(66,538,988)	(30,001,821)	6,084,768	21,876,459
NET ASSETS:
Beginning of year or period	555,293,042	585,294,863	30,658,991	8,782,532
End of year or period	$488,754,054	$555,293,042	$36,743,759	$30,658,991
Undistributed (distributions in excess of) net investment income at end of year or period	$(11,755,869)	$11,843,135	$177,551	$160,320

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Value Advantage Fund		Voya Multi-Manager International Small Cap Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$4,973,025	$9,978,772	$1,542,478	$1,651,295
Net realized gain	16,877,758	41,406,759	11,473,663	20,015,523
Net change in unrealized appreciation (depreciation)	(30,677,772)	(45,822,874)	153,408	(21,029,402)
Increase (decrease) in net assets resulting from operations	(8,826,989)	5,562,657	13,169,549	637,416
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(7,639,367)	(109,591)	(470,986)	(1,248,025)
Class B	(55,175)	—	—	(7,440)
Class C	(3,758,523)	—	(19,174)	(216,266)
Class I	(1,953,076)	(33,537)	(1,515,300)	(1,844,699)
Class O	—	—	(24,473)	(45,934)
Class W	(147,933)	(6,120)	(421,521)	(658,193)
Total distributions	(13,554,074)	(149,248)	(2,451,454)	(4,020,557)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,842,599	28,635,973	39,985,699	47,353,504
Payment from distribution/payment by affiliate	—	314,502	—	90,758
Proceeds from shares issued in merger (Note 16)	70,065,290	—	—	—
Reinvestment of distributions	10,672,158	118,757	2,269,934	3,570,896
	95,580,047	29,069,232	42,255,633	51,015,158
Cost of shares redeemed	(77,373,326)	(104,977,635)	(49,045,616)	(55,354,909)
Net increase (decrease) in net assets resulting from capital share transactions	18,206,721	(75,908,403)	(6,789,983)	(4,339,751)
Net increase (decrease) in net assets	(4,174,342)	(70,494,994)	3,928,112	(7,722,892)
NET ASSETS:
Beginning of year or period	349,229,493	419,724,487	244,225,272	251,948,164
End of year or period	$345,055,151	$349,229,493	$248,153,384	$244,225,272
Undistributed net investment income at end of year or period	$4,109,427	$10,215,701	$1,731,208	$2,033,655

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russia Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$2,938,210	$1,719,163
Net realized gain (loss)	(3,408,605)	16,422,830
Net change in unrealized appreciation (depreciation)	(16,556,259)	(51,900,012)
Decrease in net assets resulting from operations	(17,026,654)	(33,758,019)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,810,371)	(2,631,345)
Class I	(147,906)	(103,209)
Class W	(2,366)	(1,413)
Total distributions	(2,960,643)	(2,735,967)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,531,594	12,786,395
Reinvestment of distributions	2,665,072	2,482,688
	15,196,666	15,269,083
Redemption fee proceeds	22,487	40,238
Cost of shares redeemed	(24,399,116)	(58,987,912)
Net decrease in net assets resulting from capital share transactions	(9,179,963)	(43,678,591)
Net decrease in net assets	(29,167,260)	(80,172,577)
NET ASSETS:
Beginning of year or period	110,222,432	190,395,009
End of year or period	$81,055,172	$110,222,432
Undistributed net investment income at end of year or period	$1,031,219	$1,185,071

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
10-31-15	9.72	0.33•	(0.52)	(0.19)	0.36	—	—	0.36	—	9.17	(1.95)	8.46	1.15	1.15	3.52	19	74
10-31-14	9.67	0.30	0.21	0.51	0.46	—	—	0.46	—	9.72	5.57	10.22	1.11	1.11	3.09	38	67
11-02-12(5) - 10-31-13	10.00	0.26•	(0.51)	(0.25)	0.08	—	—	0.08	—	9.67	(2.50)	19.03	1.11	1.11	2.64	11	75
Class C
10-31-15	9.66	0.23•	(0.48)	(0.25)	0.35	—	—	0.35	—	9.06	(2.57)	9.21	1.90	1.90	2.49	10	74
10-31-14	9.61	0.24	0.19	0.43	0.38	—	—	0.38	—	9.66	4.73	10.97	1.86	1.86	2.45	3	67
11-02-12(5) - 10-31-13	10.00	0.21•	(0.53)	(0.32)	0.07	—	—	0.07	—	9.61	(3.21)	19.78	1.86	1.86	2.16	3	75
Class I
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.61)	8.07	0.85	0.85	3.67	1,009	74
10-31-14	9.70	0.34	0.19	0.53	0.47	—	—	0.47	—	9.76	5.76	9.77	0.81	0.81	3.50	1,026	67
11-02-12(5) - 10-31-13	10.00	0.32	(0.53)	(0.21)	0.09	—	—	0.09	—	9.70	(2.15)	18.32	0.81	0.81	3.26	969	75
Class W
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.64)	8.21	0.90	0.90	3.66	3	74
10-31-14	9.69	0.34	0.19	0.53	0.46	—	—	0.46	—	9.76	5.79	9.97	0.86	0.86	3.45	3	67
11-02-12(5) - 10-31-13	10.00	0.31	(0.53)	(0.22)	0.09	—	—	0.09	—	9.69	(2.26)	18.78	0.86	0.86	3.21	3	75
Voya Diversified International Fund(4)
Class A
10-31-15	10.48	0.14•	(0.38)	(0.24)	0.43	—	—	0.43	—	9.81	(2.23)	0.83	0.49	0.49	1.35	28,801	19
10-31-14	10.53	0.15	(0.20)	(0.05)	—	—	—	—	—	10.48	(0.47)	0.75	0.51	0.51	1.38	33,233	25
10-31-13	8.95	0.12•	1.66	1.78	0.20	—	—	0.20	—	10.53	20.22	0.72	0.50	0.50	1.21	39,878	27
10-31-12	8.62	0.12	0.32	0.44	0.11	—	—	0.11	—	8.95	5.19	0.73	0.50	0.50	1.47	46,504	20
10-31-11	9.33	0.08	(0.70)	(0.62)	0.08	—	0.01	0.09	—	8.62	(6.73)	0.68	0.50	0.50	0.97	61,325	112
Class B
10-31-15	10.37	0.11•	(0.42)	(0.31)	0.31	—	—	0.31	—	9.75	(3.00)	1.58	1.24	1.24	1.12	1,147	19
10-31-14	10.49	0.09•	(0.21)	(0.12)	—	—	—	—	—	10.37	(1.14)	1.50	1.26	1.26	0.87	3,730	25
10-31-13	8.92	0.04•	1.66	1.70	0.13	—	—	0.13	—	10.49	19.24	1.47	1.25	1.25	0.37	7,093	27
10-31-12	8.57	0.06	0.31	0.37	0.02	—	—	0.02	—	8.92	4.37	1.48	1.25	1.25	0.70	7,795	20
10-31-11	9.27	0.02	(0.71)	(0.69)	0.00*	—	0.01	0.01	—	8.57	(7.42)	1.43	1.25	1.25	0.18	10,193	112
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified International Fund(4) (continued)
Class C
10-31-15	10.35	0.06•	(0.37)	(0.31)	0.34	—	—	0.34	—	9.70	(2.93)	1.58	1.24	1.24	0.64	16,368	19
10-31-14	10.47	0.06	(0.18)	(0.12)	—	—	—	—	—	10.35	(1.15)	1.50	1.26	1.26	0.65	20,147	25
10-31-13	8.90	0.03•	1.66	1.69	0.12	—	—	0.12	—	10.47	19.21	1.47	1.25	1.25	0.34	24,877	27
10-31-12	8.55	0.06	0.31	0.37	0.02	—	—	0.02	—	8.90	4.39	1.48	1.25	1.25	0.70	27,903	20
10-31-11	9.26	0.01	(0.70)	(0.69)	0.01	—	0.01	0.02	—	8.55	(7.51)	1.43	1.25	1.25	0.15	38,542	112
Class I
10-31-15	10.48	0.17•	(0.39)	(0.22)	0.46	—	—	0.46	—	9.80	(2.03)	0.50	0.24	0.24	1.66	4,692	19
10-31-14	10.50	0.17•	(0.19)	(0.02)	—	—	—	—	—	10.48	(0.19)	0.45	0.26	0.26	1.56	4,843	25
10-31-13	8.93	0.14•	1.65	1.79	0.22	—	—	0.22	—	10.50	20.45	0.41	0.25	0.25	1.42	8,406	27
10-31-12	8.61	0.13	0.32	0.45	0.13	—	—	0.13	—	8.93	5.43	0.48	0.25	0.25	1.63	9,953	20
10-31-11	9.32	0.08•	(0.67)	(0.59)	0.11	—	0.01	0.12	—	8.61	(6.46)	0.28	0.25	0.25	0.81	11,957	112
Class O
10-31-15	10.38	0.13	(0.37)	(0.24)	0.43	—	—	0.43	—	9.71	(2.24)	0.83	0.49	0.49	1.33	4,454	19
10-31-14	10.42	0.14	(0.18)	(0.04)	—	—	—	—	—	10.38	(0.38)	0.75	0.51	0.51	1.31	5,049	25
10-31-13	8.87	0.07•	1.69	1.76	0.21	—	—	0.21	—	10.42	20.18	0.72	0.50	0.50	0.72	5,339	27
10-31-12	8.56	0.11	0.31	0.42	0.11	—	—	0.11	—	8.87	5.09	0.73	0.50	0.50	1.25	3,833	20
10-31-11	9.28	0.07	(0.69)	(0.62)	0.09	—	0.01	0.10	—	8.56	(6.75)	0.68	0.50	0.50	0.62	3,516	112
Class R
10-31-15	10.31	0.11	(0.37)	(0.26)	0.40	—	—	0.40	—	9.65	(2.49)	1.08	0.74	0.74	1.05	78	19
10-31-14	10.38	0.12	(0.19)	(0.07)	—	—	—	—	—	10.31	(0.67)	1.00	0.76	0.76	1.16	84	25
10-31-13	8.84	0.07	1.66	1.73	0.19	—	—	0.19	—	10.38	19.89	0.97	0.75	0.75	0.69	110	27
10-31-12	8.52	0.13•	0.28	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75	0.75	1.53	96	20
10-31-11	9.22	0.05	(0.68)	(0.63)	0.06	—	0.01	0.07	—	8.52	(6.89)	0.93	0.75	0.75	0.58	137	112
Class W
10-31-15	10.45	0.15•	(0.37)	(0.22)	0.46	—	—	0.46	—	9.77	(2.00)	0.58	0.24	0.24	1.45	631	19
10-31-14	10.47	0.14	(0.16)	(0.02)	—	—	—	—	—	10.45	(0.19)	0.50	0.26	0.26	1.48	498	25
10-31-13	8.90	0.11•	1.68	1.79	0.22	—	—	0.22	—	10.47	20.46	0.47	0.25	0.25	1.20	559	27
10-31-12	8.58	0.15	0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25	0.25	1.86	647	20
10-31-11	9.30	0.12•	(0.72)	(0.60)	0.11	—	0.01	0.12	—	8.58	(6.55)	0.43	0.25	0.25	1.29	1,392	112
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund
Class A
10-31-15	10.76	0.29•	(0.88)	(0.59)	0.04	—	0.38	0.42	—	9.75	(5.58)	0.98	0.90	0.90	2.80	60,274	396
10-31-14	10.99	0.39•	(0.20)	0.19	—	—	0.42	0.42	—	10.76	1.72	0.98	0.90	0.90	3.58	87,055	508
10-31-13	11.63	0.36•	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.99	(1.70)	0.94	0.91	0.91	3.17	122,549	557
10-31-12	11.76	0.40•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90	0.90	3.46	219,276	609
10-31-11	12.32	0.46•	(0.32)	0.14	0.59	0.11	—	0.70	—	11.76	1.32	0.96	0.90†	0.90†	3.88†	266,155	440
Class B
10-31-15	10.65	0.20•	(0.86)	(0.66)	0.02	—	0.32	0.34	—	9.65	(6.27)	1.73	1.65	1.65	2.00	103	396
10-31-14	10.88	0.30•	(0.19)	0.11	—	—	0.34	0.34	—	10.65	0.96	1.73	1.65	1.65	2.80	407	508
10-31-13	11.51	0.27•	(0.54)	(0.27)	0.04	—	0.32	0.36	—	10.88	(2.38)	1.69	1.66	1.66	2.43	738	557
10-31-12	11.66	0.32•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78	1.68	1.65	1.65	2.77	1,587	609
10-31-11	12.21	0.42	(0.36)	0.06	0.50	0.11	—	0.61	—	11.66	0.65	1.71	1.65†	1.65†	3.33†	2,086	440
Class C
10-31-15	10.70	0.21•	(0.88)	(0.67)	0.02	—	0.32	0.34	—	9.69	(6.32)	1.73	1.65	1.65	2.04	28,336	396
10-31-14	10.92	0.31•	(0.19)	0.12	—	—	0.34	0.34	—	10.70	1.04	1.73	1.65	1.65	2.81	43,740	508
10-31-13	11.56	0.27•	(0.55)	(0.28)	0.04	—	0.32	0.36	—	10.92	(2.45)	1.69	1.66	1.66	2.42	68,554	557
10-31-12	11.70	0.32•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86	1.68	1.65	1.65	2.77	109,381	609
10-31-11	12.25	0.38	(0.31)	0.07	0.51	0.11	—	0.62	—	11.70	0.65	1.71	1.65†	1.65†	3.25†	89,510	440
Class I
10-31-15	10.72	0.31•	(0.87)	(0.56)	0.05	—	0.40	0.45	—	9.71	(5.32)	0.61	0.61	0.61	3.09	103,129	396
10-31-14	10.95	0.40	(0.18)	0.22	—	—	0.45	0.45	—	10.72	2.01	0.63	0.63	0.63	3.81	180,697	508
10-31-13	11.59	0.38•	(0.55)	(0.17)	0.07	—	0.40	0.47	—	10.95	(1.44)	0.64	0.64	0.64	3.40	178,805	557
10-31-12	11.73	0.44•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94	0.63	0.60	0.60	3.82	437,620	609
10-31-11	12.28	0.51•	(0.32)	0.19	0.63	0.11	—	0.74	—	11.73	1.75	0.62	0.56†	0.56†	4.34†	251,112	440
Class O
10-31-15	10.55	0.28•	(0.86)	(0.58)	0.04	—	0.38	0.42	—	9.55	(5.59)	0.98	0.90	0.90	2.79	2,359	396
10-31-14	10.78	0.37	(0.18)	0.19	—	—	0.42	0.42	—	10.55	1.77	0.98	0.90	0.90	3.55	3,092	508
10-31-13	11.42	0.36	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.78	(1.73)	0.94	0.91	0.91	3.18	3,424	557
10-31-12	11.57	0.40	0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62	0.93	0.90	0.90	3.52	4,117	609
10-31-11	12.12	0.46•	(0.31)	0.15	0.59	0.11	—	0.70	—	11.57	1.43	0.96	0.90†	0.90†	3.98†	3,985	440
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class R
10-31-15	10.74	0.26•	(0.87)	(0.61)	0.04	—	0.36	0.40	—	9.73	(5.78)	1.23	1.15	1.15	2.57	3,530	396
10-31-14	10.97	0.33•	(0.17)	0.16	—	—	0.39	0.39	—	10.74	1.49	1.23	1.15	1.15	3.01	1,022	508
10-31-13	11.61	0.33	(0.56)	(0.23)	0.05	—	0.36	0.41	—	10.97	(1.94)	1.19	1.16	1.16	2.93	232	557
10-31-12	11.75	0.39•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30	1.18	1.15	1.15	3.42	276	609
08-05-11(5) - 10-31-11	12.06	0.12•	(0.31)	(0.19)	0.11	0.01	—	0.12	—	11.75	(1.59)	1.21	1.15†	1.15†	4.22†	3	440
Class R6
10-31-15	10.76	0.32•	(0.88)	(0.56)	0.05	—	0.40	0.45	—	9.75	(5.27)	0.59	0.59	0.59	3.13	220,401	396
10-31-14	10.99	0.42•	(0.20)	0.22	—	—	0.45	0.45	—	10.76	2.03	0.60	0.60	0.60	3.86	204,999	508
05-31-13(5) - 10-31-13	10.98	0.15•	0.01	0.16	—	—	0.15	0.15	—	10.99	1.54	0.65	0.65	0.65	3.28	183,368	557
Class W
10-31-15	10.54	0.32•	(0.87)	(0.55)	0.05	—	0.40	0.45	—	9.54	(5.35)	0.73	0.65	0.65	3.22	70,620	396
10-31-14	10.78	0.40	(0.19)	0.21	—	—	0.45	0.45	—	10.54	1.93	0.73	0.65	0.65	3.77	34,280	508
10-31-13	11.41	0.37•	(0.53)	(0.16)	0.07	—	0.40	0.47	—	10.78	(1.38)	0.69	0.66	0.66	3.40	27,626	557
10-31-12	11.56	0.43•	0.20	0.63	0.17	0.45	0.16	0.78	—	11.41	5.89	0.68	0.65	0.65	3.79	31,723	609
10-31-11	12.12	0.48	(0.31)	0.17	0.62	0.11	—	0.73	—	11.56	1.60	0.71	0.65†	0.65†	4.07†	21,934	440
Voya Global Perspectives Fund(4)
Class A
10-31-15	11.06	0.14	(0.40)	(0.26)	0.23	0.08	—	0.31	—	10.49	(2.44)	0.77	0.46	0.46	1.37	8,302	70
10-31-14	10.61	0.15	0.44	0.59	0.13	0.01	—	0.14	—	11.06	5.56	1.11	0.42	0.42	1.51	7,513	12
03-28-13(5) - 10-31-13	10.00	0.09•	0.52	0.61	—	—	—	—	—	10.61	6.10	5.08	0.39	0.39	1.41	2,219	4
Class C
10-31-15	10.95	0.06•	(0.38)	(0.32)	0.19	0.08	—	0.27	—	10.36	(3.04)	1.52	1.21	1.21	0.60	4,740	70
10-31-14	10.57	0.06•	0.44	0.50	0.11	0.01	—	0.12	—	10.95	4.73	1.86	1.17	1.17	0.53	3,665	12
03-28-13(5) - 10-31-13	10.00	0.03	0.54	0.57	—	—	—	—	—	10.57	5.70	5.83	1.14	1.14	0.73	112	4
Class I
10-31-15	11.09	0.18	(0.42)	(0.24)	0.24	0.08	—	0.32	—	10.53	(2.20)	0.62	0.21	0.21	1.65	270	70
10-31-14	10.62	0.20•	0.42	0.62	0.14	0.01	—	0.15	—	11.09	5.83	0.96	0.17	0.17	1.82	287	12
03-28-13(5) - 10-31-13	10.00	0.10•	0.52	0.62	—	—	—	—	—	10.62	6.20	5.03	0.14	0.14	1.65	81	4
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Perspectives Fund(4) (continued)
Class R
10-31-15	11.02	0.12•	(0.41)	(0.29)	0.20	0.08	—	0.28	—	10.45	(2.69)	1.02	0.71	0.71	1.09	19,435	70
10-31-14	10.59	0.14	0.42	0.56	0.12	0.01	—	0.13	—	11.02	5.34	1.36	0.67	0.67	1.20	15,877	12
03-28-13(5) - 10-31-13	10.00	0.07•	0.52	0.59	—	—	—	—	—	10.59	5.90	5.33	0.64	0.64	1.20	6,200	4
Class W
10-31-15	11.10	0.19	(0.43)	(0.24)	0.24	0.08	—	0.32	—	10.54	(2.20)	0.52	0.21	0.21	1.61	3,997	70
10-31-14	10.62	0.17	0.46	0.63	0.14	0.01	—	0.15	—	11.10	5.93	0.86	0.17	0.17	1.54	3,317	12
03-28-13(5) - 10-31-13	10.00	0.11•	0.51	0.62	—	—	—	—	—	10.62	6.20	4.83	0.14	0.14	1.77	171	4
Voya Global Value Advantage Fund
Class A
10-31-15	31.66	0.50•	(0.86)	(0.36)	1.34	—	—	1.34	—	29.96	(1.17)(d)	1.50	1.35	1.35	1.62	208,797	147
10-31-14	31.26	0.90•	(0.51)	0.39	0.02	—	—	0.02	0.03	31.66	1.33(a)	1.49	1.35	1.35	2.79	186,003	57
10-31-13	26.44	0.33•	5.15	5.48	0.66	—	—	0.66	—	31.26	21.10	1.60	1.36	1.36	1.15	229,273	125
10-31-12	32.23	0.29•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02	26.44	(7.71)(b)	1.58	1.51	1.47	1.05	82,688	35
10-31-11	31.83	0.21	0.66	0.87	0.47	—	—	0.47	—	32.23	2.69	1.43	1.43†	1.42†	0.70†	233,166	67
Class B
10-31-15	33.97	0.29•	(0.94)	(0.65)	0.88	—	—	0.88	—	32.44	(1.89)(d)	2.25	2.10	2.10	0.86	1,426	147
10-31-14	33.77	0.70•	(0.53)	0.17	—	—	—	—	0.03	33.97	0.59(a)	2.24	2.10	2.10	2.02	2,338	57
10-31-13	28.43	0.22•	5.46	5.68	0.34	—	—	0.34	—	33.77	20.12	2.35	2.11	2.11	0.73	3,529	125
10-31-12	34.28	0.12•	(2.94)	(2.82)	—	3.05	—	3.05	0.02	28.43	(8.35)(b)	2.33	2.26	2.22	0.42	3,256	35
10-31-11	33.82	(0.04)•	0.70	0.66	0.20	—	—	0.20	—	34.28	1.94	2.18	2.18†	2.17†	(0.12)†	5,771	67
Class C
10-31-15	29.40	0.26•	(0.81)	(0.55)	1.02	—	—	1.02	—	27.83	(1.91)(d)	2.25	2.10	2.10	0.90	93,243	147
10-31-14	29.23	0.61•	(0.47)	0.14	—	—	—	—	0.03	29.40	0.58(a)	2.24	2.10	2.10	2.03	112,882	57
10-31-13	24.67	0.12•	4.81	4.93	0.37	—	—	0.37	—	29.23	20.16	2.35	2.11	2.11	0.44	135,057	125
10-31-12	30.27	0.08•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02	24.67	(8.36)(b)	2.33	2.26	2.22	0.32	52,628	35
10-31-11	30.03	(0.01)•	0.60	0.59	0.35	—	—	0.35	—	30.27	1.93	2.18	2.18†	2.17†	(0.05)†	134,665	67
Class I
10-31-15	32.01	0.58•	(0.86)	(0.28)	1.47	—	—	1.47	—	30.26	(0.90)(d)	1.24	1.10	1.10	1.88	37,562	147
10-31-14	31.54	0.95•	(0.48)	0.47	0.03	—	—	0.03	0.03	32.01	1.58(a)	1.21	1.10	1.10	2.93	44,586	57
10-31-13	26.69	0.43•	5.17	5.60	0.75	—	—	0.75	—	31.54	21.40	1.32	1.11	1.11	1.49	45,485	125
10-31-12	32.58	0.26•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02	26.69	(7.54)(b)	1.26	1.26	1.22	0.90	30,701	35
10-31-11	32.14	0.37•	0.62	0.99	0.55	—	—	0.55	—	32.58	3.04	1.08	1.08†	1.07†	1.09†	241,105	67
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Value Advantage Fund (continued)
Class W
10-31-15	31.96	0.59•	(0.87)	(0.28)	1.44	—	—	1.44	—	30.24	(0.89)(d)	1.25	1.10	1.10	1.90	4,027	147
10-31-14	31.49	1.06•	(0.59)	0.47	0.03	—	—	0.03	0.03	31.96	1.59(a)	1.24	1.10	1.10	3.28	3,421	57
10-31-13	26.69	0.50•	5.09	5.59	0.79	—	—	0.79	—	31.49	21.39	1.35	1.11	1.11	1.78	6,380	125
10-31-12	32.50	0.37•	(2.76)	(2.39)	0.39	3.05	—	3.44	0.02	26.69	(7.43)(b)	1.33	1.26	1.22	1.32	8,308	35
10-31-11	32.07	0.29•	0.68	0.97	0.54	—	—	0.54	—	32.50	2.98	1.18	1.18†	1.17†	0.87†	25,458	67
Voya Multi-Manager International Small Cap Fund
Class A
10-31-15	46.78	0.19•	2.16	2.35	0.32	—	—	0.32	—	48.81	5.09(e)	1.75	1.71	1.71	0.39	67,201	95
10-31-14	47.45	0.21•	(0.21)	0.00*	0.69	—	—	0.69	0.02	46.78	0.03(a)	1.78	1.73	1.73	0.42	70,604	46
10-31-13	37.07	0.23•	10.79	11.02	0.64	—	—	0.64	—	47.45	30.16	1.79	1.75	1.75	0.55	86,289	117
10-31-12	35.39	0.42•	1.73	2.15	0.57	—	—	0.57	0.10	37.07	6.62(b)	1.77	1.74	1.74	1.20	81,948	31
10-31-11	37.55	0.29•	(2.32)	(2.03)	0.14	—	—	0.14	0.01	35.39	(5.41)(c)	1.72	1.70†	1.70†	0.74†	99,873	37
Class B
10-31-15	49.57	(0.14)•	2.31	2.17	—	—	—	—	—	51.74	4.38(e)	2.40	2.36	2.36	(0.28)	374	95
10-31-14	50.13	(0.14)•	(0.18)	(0.32)	0.26	—	—	0.26	0.02	49.57	(0.61)(a)	2.43	2.38	2.38	(0.27)	939	46
10-31-13	39.12	(0.06)•	11.43	11.37	0.36	—	—	0.36	—	50.13	29.31	2.44	2.40	2.40	(0.14)	1,534	117
10-31-12	37.10	0.19•	1.90	2.09	0.17	—	—	0.17	0.10	39.12	5.96(b)	2.42	2.39	2.39	0.51	1,888	31
10-31-11	39.49	(0.00)*•	(2.41)	(2.41)	0.00*	—	—	0.00*	0.02	37.10	(6.05)(c)	2.37	2.35†	2.35†	(0.01)†	2,592	37
Class C
10-31-15	43.35	(0.11)•	2.01	1.90	0.04	—	—	0.04	—	45.21	4.40(e)	2.40	2.36	2.36	(0.25)	18,054	95
10-31-14	44.05	(0.11)•	(0.18)	(0.29)	0.43	—	—	0.43	0.02	43.35	(0.62)(a)	2.43	2.38	2.38	(0.23)	19,704	46
10-31-13	34.50	(0.04)•	10.04	10.00	0.45	—	—	0.45	—	44.05	29.32	2.44	2.40	2.40	(0.10)	22,452	117
10-31-12	32.93	0.18•	1.63	1.81	0.33	—	—	0.33	0.09	34.50	5.94(b)	2.42	2.39	2.39	0.55	20,351	31
10-31-11	35.04	0.04•	(2.16)	(2.12)	0.00*	—	—	0.00*	0.01	32.93	(6.02)(c)	2.37	2.35†	2.35†	0.11†	23,410	37
Class I
10-31-15	46.90	0.40•	2.15	2.55	0.61	—	—	0.61	—	48.84	5.55(e)	1.31	1.25	1.25	0.84	110,360	95
10-31-14	47.56	0.43	(0.20)	0.23	0.91	—	—	0.91	0.02	46.90	0.53(a)	1.32	1.25	1.25	0.92	105,797	46
10-31-13	37.14	0.43•	10.79	11.22	0.80	—	—	0.80	—	47.56	30.79	1.33	1.27	1.27	1.04	94,486	117
10-31-12	35.50	0.57	1.74	2.31	0.77	—	—	0.77	0.10	37.14	7.15(b)	1.29	1.26	1.26	1.61	100,952	31
10-31-11	37.66	0.50•	(2.35)	(1.85)	0.32	—	—	0.32	0.01	35.50	(4.97)(c)	1.27	1.25†	1.25†	1.26†	153,676	37
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund (continued)
Class O
10-31-15	46.30	0.24	2.12	2.36	0.41	—	—	0.41	—	48.25	5.19(e)	1.65	1.61	1.61	0.49	2,783	95
10-31-14	47.01	0.26	(0.21)	0.05	0.78	—	—	0.78	0.02	46.30	0.14(a)	1.68	1.63	1.63	0.53	2,764	46
10-31-13	36.75	0.29•	10.66	10.95	0.69	—	—	0.69	—	47.01	30.28	1.69	1.65	1.65	0.70	2,763	117
10-31-12	35.13	0.50	1.67	2.17	0.65	—	—	0.65	0.10	36.75	6.75(b)	1.67	1.64	1.64	1.37	1,573	31
10-31-11	37.30	0.39•	(2.37)	(1.98)	0.20	—	—	0.20	0.01	35.13	(5.32)(c)	1.62	1.60†	1.60†	1.00†	1,425	37
Class W
10-31-15	56.03	0.44	2.57	3.01	0.53	—	—	0.53	—	58.51	5.46(e)	1.40	1.36	1.36	0.77	49,382	95
10-31-14	56.66	0.46•	(0.27)	0.19	0.84	—	—	0.84	0.02	56.03	0.37(a)	1.43	1.38	1.38	0.78	44,417	46
10-31-13	44.11	0.45•	12.86	13.31	0.76	—	—	0.76	—	56.66	30.62	1.44	1.40	1.40	0.92	44,424	117
10-31-12	42.00	0.66	2.05	2.71	0.72	—	—	0.72	0.12	44.11	7.02(b)	1.42	1.39	1.39	1.61	35,461	31
10-31-11	44.49	0.53•	(2.79)	(2.26)	0.25	—	—	0.25	0.02	42.00	(5.08)(c)	1.37	1.35†	1.35†	1.14†	26,693	37
Voya Russia Fund
Class A
10-31-15	27.47	0.76•	(5.15)	(4.39)	0.75	—	—	0.75	—	22.33	(15.55)	2.13	2.02	2.02	3.24	77,726	16
10-31-14	34.82	0.37•	(7.20)	(6.83)	0.52	—	—	0.52	—	27.47	(19.89)	2.07	2.07	2.07	1.20	105,813	76
10-31-13	31.44	0.46•	3.15	3.61	0.23	—	—	0.23	—	34.82	11.53	2.01	2.01	2.01	1.42	183,279	28
10-31-12	33.52	0.15	(2.23)	(2.08)	—	—	—	—	—	31.44	(6.21)	2.14	2.14	2.14	0.43	235,622	46
10-31-11	36.52	(0.12)•	(2.88)	(3.00)	—	—	—	—	—	33.52	(8.21)	2.03	2.03	2.03	(0.29)	317,715	31
Class I
10-31-15	27.73	0.92•	(5.31)	(4.39)	0.85	—	—	0.85	—	22.49	(15.34)	1.81	1.77	1.77	3.88	3,053	16
10-31-14	35.16	0.47•	(7.33)	(6.86)	0.57	—	—	0.57	—	27.73	(19.80)	1.88	1.88	1.88	1.53	4,354	76
10-31-13	31.76	0.53•	3.13	3.66	0.26	—	—	0.26	—	35.16	11.58	1.85	1.85	1.85	1.61	7,038	28
10-31-12	33.79	0.25•	(2.28)	(2.03)	—	—	—	—	—	31.76	(6.01)	1.96	1.96	1.96	0.77	8,675	46
10-31-11	36.64	(0.02)	(2.83)	(2.85)	—	—	—	—	—	33.79	(7.78)	1.73	1.73	1.73	(0.04)	10,528	31
Class W
10-31-15	27.61	0.96•	(5.33)	(4.37)	0.88	—	—	0.88	—	22.36	(15.35)	1.88	1.77	1.77	4.11	276	16
10-31-14	35.05	0.62•	(7.43)	(6.81)	0.63	—	—	0.63	—	27.61	(19.74)	1.82	1.82	1.82	2.05	56	76
10-31-13	31.72	0.68•	3.03	3.71	0.38	—	—	0.38	—	35.05	11.77	1.76	1.76	1.76	2.08	78	28
10-31-12	33.74	0.47•	(2.49)	(2.02)	—	—	—	—	—	31.72	(5.99)	1.89	1.89	1.89	1.51	64	46
08-05-11(5) - 10-31-11	39.53	(0.03)	(5.76)	(5.79)	—	—	—	—	—	33.74	(14.65)	1.78	1.78	1.78	(0.41)	3	31
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds.

(5)
Commencement of operations.

(a)
Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2014, total return for Global Value Advantage would have been 1.24%, 0.50%, 0.49%, 1.49% and 1.50% on Classes A, B, C, I and W; and Multi-Manager International Small Cap total return would have been (0.01)%, (0.65)%,(0.65)%, 0.49%, 0.10% and 0.34% on Classes A, B, C, I, O and W, respectively.

(b)
Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Value Advantage would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W; and Multi-Manager International Small Cap total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46% and 6.72% on Classes A, B, C, I, O and W, respectively.

(c)
Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, Multi-Manager International Small Cap total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)% and (5.12)% on Classes A, B, C, I, O and W, respectively.

(d)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global Value Advantage total return would have been (1.80)%, (2.54)%, (2.54)%, (1.54)% and (1.53)% for Classes A, B, C, I and W, respectively.

(e)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Multi-Manager International Small Cap total return would have been 4.72%, 4.01%, 4.03%, 5.18%, 4.82% and 5.09% for Classes A, B, C, I, O and W, respectively.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†
Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015

NOTE 1 — ORGANIZATION
Voya Mutual Funds (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are fourteen separate active investment series, seven of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Diversified International Fund (“Diversified International”), Voya Global Bond Fund (“Global Bond”), Voya Global Perspectives Fund (“Global Perspectives”), Voya Global Value Advantage Fund (“Global Value Advantage”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund (except Global Bond and Russia) is a diversified series of the Trust. Global Bond and Russia are non-diversified series of the Trust.
Each Fund offers at least three or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.
For the year ended October 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a Fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an anticipated price. A manager

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2015, the maximum amount of loss that Diversified Emerging Markets Debt and Global Bond would incur if its counterparties failed to perform would be $135 and $10,222,809, respectively, which represents the gross payments to be received on open OTC purchased options (Global Bond only) and forward foreign currency contracts were they to be unwound as of October 31, 2015. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $2,430,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt at October 31, 2015.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Diversified Emerging Markets Debt and Global Bond had a liability position of  $2,748 and $11,483,601, respectively, on forward foreign currency contracts and written OTC options (Global Bond only) with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2015, Diversified Emerging Markets Debt and Global Bond could have been required to pay this amount in cash to its counterparties. As of October 31, 2015, Global Bond had pledged $2,470,000 in cash collateral for its open OTC derivative transactions. Diversified Emerging Markets Debt did not pledge any cash collateral at October 31, 2015 for its open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended October 31, 2015, Diversified Emerging Markets Debt and Global Bond had average contract amounts on forward foreign currency contracts to buy of  $28,298 and $777,599,217, respectively. In addition to the above, Diversified Emerging Markets Debt and Global Bond had average contract amounts on forward foreign currency contract to sell of  $100,395 and $586,732,760, respectively. Diversified Emerging Markets Debt used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure. Please refer to the tables following the Portfolio of Investments for Diversified Emerging Markets Debt and the Summary Portfolio of Investments for Global Bond for open forward foreign currency contracts at October 31, 2015.
Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2015, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. During the year ended October 31, 2015, Global Value Advantage purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2015, Global Bond had an average notional value of  $526,009,766 and $440,581,880 on futures contracts purchased and sold, respectively. During the year ended October 31, 2015, Global Value Advantage had an average notional value of $3,182,253 on futures contracts purchased. Please refer to the tables for Global Bond and Global Value Advantage following each respective Summary Portfolio of Investments for open futures contracts at October 31, 2015.
F. Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended October 31, 2015, Global Bond had purchased and written exchange-traded options to gain exposure to interest rates and to generate income. Please refer to the Summary Portfolio of Investments for open purchased exchange-traded options and the table following for open written exchange-traded options at October 31, 2015.
During the year ended October 31, 2015, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following for open written foreign currency options at October 31, 2015.
During the year ended October 31, 2015, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the Summary Portfolio of Investments for open purchased interest rate swaptions and the table following the Summary Portfolio of Investments for open written interest rate swaptions at October 31, 2015.
Please refer to Note 10 for the volume of purchased and written option activity during the year ended October 31, 2015.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended October 31, 2015, Global Bond had an average notional amount of  $64,253,864 on credit default swaps to buy protection.
For the year ended October 31, 2015, Global Bond had purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities or credit default swap indices to hedge against anticipated potential credit events. There were no open credit default swaps at October 31, 2015.
For the year ended October 31, 2015, Global Bond had had purchased credit protection on CDX swaps. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Global Bond used CDX swaps to manage exposure to spread sectors. There were no open CDX swaps at October 31, 2015.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the year ended October 31, 2015, Diversified Emerging Markets Debt has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Outstanding notional amounts on long interest rate swaps were $60,000.
For the year ended October 31, 2015, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $1,337,083,742.
For the year ended October 31, 2015, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $1,146,430,247.
At October 31, 2015, Diversified Emerging Markets Debt had pledged $20,000 in cash collateral as initial margin for open centrally cleared interest rate swaps.
At October 31, 2015, Global Bond had pledged $2,172,000 in cash collateral as initial margin for open centrally cleared credit and interest rate swaps.
Diversified Emerging Market Debt and Global Bond enter into interest rate swaps to manage their duration. Please refer to the table following the Portfolio of Investments for Diversified Emerging Markets Debt and the table following the Summary Portfolio of Investments for open centrally cleared interest rate swaps at October 31, 2015.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond, declares and pays dividends, if any, annually. Global Bond declares and pays dividends, if any, monthly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
J. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Multi-Manager International Small Cap and Global Value Advantage which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At October 31, 2015, there was no cash collateral posted to or from any Fund for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Diversified Emerging Markets Debt	$799,096	$783,999
Diversified International	11,963,132	21,299,124
Global Bond	405,113,023	486,270,323
Global Perspectives	32,843,724	24,695,005
Global Value Advantage	498,452,580	557,762,834
	Purchases	Sales
Multi-Manager International Small Cap	233,711,496	238,491,449
Russia	13,408,061	21,150,677
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$1,560,780,185	$1,564,527,052
NOTE 4 — REDEMPTION FEES
A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2014 and October 31, 2015 were $40,238 and $22,487, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.
NOTE 5 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, each Fund had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.70%
Diversified International	0.30% on unaffiliated Underlying Funds or other direct investments; 0.00% on affiliated Underlying Funds
Global Bond	0.40%
Global Perspectives	0.30% on unaffiliated Underlying Funds or other direct investments; 0.10% on affiliated Underlying Funds
Global Value Advantage	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% in excess of $1 billion
Multi-Manager International Small Cap	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% in excess of $1 billion
Russia	1.25%
Also, prior to May 1, 2015, the Funds had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 5 — INVESTMENT MANAGEMENT FEES (continued)

Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Fund’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Funds’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Funds’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Funds and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through October 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.80%
Diversified International	0.40% on unaffiliated Underlying Funds or other direct investments; 0.10% on affiliated Underlying Funds
Global Bond	0.50%
Global Perspectives	0.40% on unaffiliated Underlying Funds or other direct investments; 0.20% on affiliated Underlying Funds
Global Value Advantage(1)	0.95% on the first $500 million; 0.90% on the next $500 million; and 0.825% in excess of $1 billion
Multi-Manager International Small Cap	1.10% on first $500 million; 1.00% on next $500 million; and 0.95% in excess of $1 billion
Russia	1.35%

(1)
Prior to May 22, 2015, the management fee rates were 1.00% on the first $500 million; 0.90% on the next $500 million; and 0.85% in excess of  $1 billion.

The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager International Small Cap. The waiver was effective in connection with a sub-advisory fee reduction that occurred on June 1, 2009. The waiver is calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. Termination or modification of this obligation requires approval by the Board. For the year ended October 31, 2015, the Investment Adviser waived $74,178 in management fees for Multi-Manager International Small Cap.
Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):
Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya Investment Management Co. LLC*
Diversified International	Voya Investment Management Co. LLC*
Global Bond	Voya Investment Management Co. LLC*
Global Perspectives	Voya Investment Management Co. LLC*
Global Value Advantage	Voya Investment Management Co. LLC*
Multi-Manager International Small Cap(1)	Acadian Asset Management LLC, Victory Capital Management Inc. and Wellington Management Company LLP
Russia(2)	NNIP Advisors B.V.

(1)
Effective March 2, 2015, Victory Capital Management Inc. was added as a sub-adviser to the Fund.

(2)
Prior to April 7, 2015, NNIP Advisors B.V. was known as ING Investment Management Advisors B.V.

NOTE 6 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class R6 and Class W, has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class B	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	N/A	1.00%	N/A	N/A
Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Perspectives	0.25%	N/A	1.00%	N/A	0.50%
Global Value Advantage	0.25%	1.00%	1.00%	N/A	N/A
Multi-Manager International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
Russia	0.25%	N/A	N/A	N/A	N/A
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2015, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$37	$—
Diversified International	2,047	—
Global Bond	902	—
Global Perspectives	8,149	—
Global Value Advantage	3,035	—
Multi-Manager International Small Cap	2,032	—
Russia	15,354	—
Contingent Deferred Sales Charges:
Diversified International	$—	$92
Global Bond	19	77
Global Perspectives	—	281
Global Value Advantage	7	137
Multi-Manager International Small Cap	67	335
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Capital Allocation Fund	Global Bond	5.82%
Voya Global Perspectives Portfolio	Global Bond	5.92
Voya Global Target Payment Fund	Global Bond	6.21
	Multi-Manager International Small Cap	5.49
Voya Institutional Trust Company	Global Perspectives	52.91
Voya Investment Management Co. LLC	Diversified Emerging Markets Debt	97.85
Voya Solution 2025 Portfolio	Global Bond	13.04
Voya Solution Income Portfolio	Global Bond	7.64
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At October 31, 2015, the following Funds had the following payables included in Other Accrued Expenses and

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES (continued)

Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expenses	Amount
Diversified Emerging Markets Debt	Custody	$2,777
Diversified International	Audit	14,991
	Postage	13,199
Russia	Custody	152,756
	Postage	21,896
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	N/A	2.00%	0.95%	N/A	N/A	N/A	1.00%
Diversified International(1)	1.58%	2.33%	2.33%	1.33%	1.58%	1.83%	N/A	1.33%
Global Bond	0.90%	1.65%	1.65%	0.65%	0.90%	1.15%	0.65%	0.65%
Global Perspectives(1)	1.23%	N/A	1.98%	0.98%	N/A	1.48%	N/A	0.98%
Global Value Advantage	1.35%	2.10%	2.10%	1.10%	N/A	N/A	N/A	1.10%
Multi-Manager International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	N/A	1.60%
Russia	2.15%	N/A	N/A	1.90%	N/A	N/A	N/A	1.90%

(1)
For Diversified Emerging Markets Debt, Diversified International and Global Perspectives, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to side letter agreements, through March 1, 2016, except for Multi-Manager International SmallCap, which is through March 1, 2017, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if the Investment Adviser elects to renew it. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified International(1)(2)	1.40%	2.15%	2.15%	1.15%	1.40%	1.65%	1.15%
Multi-Manager International Small Cap(1)(3)	1.75%	2.40%	2.40%	1.25%	1.65%	N/A	1.40%
Russia(1)(4)	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
The side letter agreement for Diversified International includes the expenses of the Underlying Funds.

(3)
Prior to March 2, 2015, the side letter agreement expense limits for Multi-Manager International Small Cap were 1.80%, 2.45%, 2.45%, 1.25%, 1.70% and 1.45% for Class A, Class B, Class C, Class I, Class O and Class W, respectively.

(4)
Effective January 1, 2015, a side letter agreement was implemented for Russia.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2015, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	October 31,
	2016	2017	2018	Total
Diversified Emerging Markets Debt	$173,089	$91,348	$76,915	$341,352
Diversified International	139,676	10,573	—	150,249
Global Bond	55,535	—	—	55,535
Global Perspectives	83,994	123,398	109,726	317,118
Global Value Advantage	481,016	424,185	477,700	1,382,901
In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2015, are as follows:
	October 31,
	2016	2017	2018	Total
Diversified Emerging Markets Debt
Class A	$6	$48	$32	$86
Class C	15	5	9	29
Class W	13	5	3	21
Diversified International
Class A	$23,516	$2,319	$—	$25,835
Class B	4,262	409	—	4,671
Class C	15,109	1,449	—	16,558
Class O	2,481	320	—	2,801
Class R	56	6	—	62
Class W	267	27	—	294

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

	October 31,
	2016	2017	2018	Total
Global Bond
Class A	$45,570	$79,221	$56,477	$181,268
Class B	278	397	182	857
Class C	24,710	40,373	28,073	93,156
Class O	1,079	2,515	2,179	5,773
Class R	72	193	2,144	2,409
Class W	13,720	22,746	32,767	69,233
Global Perspectives
Class I	$24	$114	$337	$475
Global Value Advantage
Class A	$46,779	$56,879	$31,525	$135,183
Class B	1,270	712	302	2,284
Class C	29,647	35,049	16,520	81,216
Class W	2,805	1,268	596	4,669
The expense limitation agreements are contractual through March 1, 2016 (except for Global Value Advantage, which is through March 1, 2017 and Diversified International, which is through at least March 1, 2018) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — PURCHASED AND WRITTEN OPTIONS
Transactions in exchange-traded purchased options for Global Bond for the year ended October 31, 2015 were as follows:
	Number of Contracts	Cost
Balance at 10/31/2014	—	$—
Options Purchased	916	133,965
Balance at 10/31/2015	916	$133,965

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2015 were as follows:
	USD Notional	Cost
Balance at 10/31/2014	28,811,000	$132,530
Options Purchased	219,777,188	1,981,939
Options Terminated in Closing Sell Transactions	(48,642,396)	(562,306)
Options Expired	(152,145,792)	(1,436,965)
Balance at 10/31/2015	47,800,000	$115,198

Transactions in purchased interest rate swaptions for Global Bond for the year ended October 31, 2015 were as follows:
	USD Notional	Cost
Balance at 10/31/2014	412,839,000	$2,577,270
Options Purchased	2,860,220,000	39,747,680
Options Terminated in Closing Sell Transactions	(2,110,515,000)	(36,645,819)
Options Expired	(898,944,000)	(3,510,582.00)
Balance at 10/31/2015	263,600,000	$2,168,549

Transactions in exchange-traded written options for Global Bond for the year ended October 31, 2015 were as follows:
	Number of Contracts	Premiums Received
Balance at 10/31/2014	—	$—
Options Written	916	192,360
Balance at 10/31/2015	916	$192,360

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2015 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2014	—	$—
Options Written	226,078,396	863,440
Options Terminated in Closing Purchase Transactions	(110,798,396)	(488,182)
Options Expired	(67,480,000)	(322,917)
Balance at 10/31/2015	47,800,000	$52,341

Transactions in written interest rate swaptions for Global Bond for the year ended October 31, 2015 were as follows:
	EUR Notional	USD Notional	Premiums Received
Balance at 10/31/2014	—	231,922,000	$1,910,884
Options Written	2,965,530,000	4,372,094,000	30,019,863
Options Terminated in Closing Purchase Transactions	(454,665,000)	(3,133,613,000)	(23,364,166)
Options Expired	(454,665,000)	(919,595,000)	(4,932,122)
Balance at 10/31/2015	2,056,200,000	550,808,000	$3,634,459

NOTE 11 — LINE OF CREDIT
Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 11 — LINE OF CREDIT (continued)

daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2015:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified International	1	$2,013,000	1.12%
Global Bond	75	1,495,613	1.13
Global Value Advantage	16	2,323,750	1.12
Multi-Manager International Small Cap	1	603,000	1.12

NOTE 12 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Diversified Emerging Markets Debt
Class A
10/31/2015	1,074	—	151	(3,068)	—	(1,843)	10,033	—	—	1,378	—	(28,111)	—	(16,700)
10/31/2014	3,355	—	58	(675)	—	2,738	32,231	—	—	526	—	(6,377)	—	26,380
Class C
10/31/2015	669	—	40	—	—	709	6,420	—	—	362	—	—	—	6,782
10/31/2014	—	—	14	(1)	—	13	—	—	—	131	—	(9)	—	122
Class I
10/31/2015	—	—	4,485	—	—	4,485	(81)	—	—	41,127	—	—	—	41,046
10/31/2014	—	—	5,106	(1)	—	5,105	—	—	—	46,517	—	(10)	—	46,507
Class W
10/31/2015	—	—	13	—	—	13	0	—	—	124	—	—	—	124
10/31/2014	—	—	15	(1)	—	14	—	—	—	139	—	(10)	—	129
Diversified International
Class A
10/31/2015	314,134	—	126,350	(674,184)	—	(233,700)	3,190,003	—	—	1,220,547	—	(6,820,182)	—	(2,409,632)
10/31/2014	305,902	—	—	(924,154)	—	(618,252)	3,274,050	—	—	—	—	(9,869,742)	—	(6,595,692)
Class B
10/31/2015	812	—	9,483	(252,301)	—	(242,006)	7,895	—	—	91,700	—	(2,544,652)	—	(2,445,057)
10/31/2014	3,265	—	—	(319,675)	—	(316,410)	34,301	—	—	—	—	(3,395,267)	—	(3,360,966)
Class C
10/31/2015	71,633	—	54,499	(384,150)	—	(258,018)	729,133	—	—	523,735	—	(3,837,147)	—	(2,584,279)
10/31/2014	61,589	—	—	(490,584)	—	(428,995)	648,755	—	—	—	—	(5,180,257)	—	(4,531,502)
Class I
10/31/2015	126,190	—	15,524	(125,057)	—	16,657	1,208,422	—	—	149,652	—	(1,246,701)	—	111,373
10/31/2014	92,140	—	—	(430,921)	—	(338,781)	988,894	—	—	—	—	(4,498,558)	—	(3,509,664)
Class O
10/31/2015	76,452	—	—	(104,030)	—	(27,578)	749,493	—	—	—	—	(1,044,630)	—	(295,137)
10/31/2014	79,197	—	—	(105,027)	—	(25,830)	837,653	—	—	—	—	(1,108,857)	—	(271,204)
Class R
10/31/2015	—	—	335	(341)	—	(6)	—	—	—	3,188	—	(3,426)	—	(238)
10/31/2014	3	—	—	(2,496)	—	(2,493)	34	—	—	—	—	(26,496)	—	(26,462)
Class W
10/31/2015	25,592	—	2,730	(11,430)	—	16,892	261,039	—	—	26,214	—	(113,358)	—	173,895
10/31/2014	9,681	—	—	(15,437)	—	(5,756)	103,228	—	—	—	—	(163,459)	—	(60,231)
Global Bond
Class A
10/31/2015	820,007	—	257,204	(2,984,960)	—	(1,907,749)	8,347,224	—	—	2,621,809	—	(30,577,125)	—	(19,608,092)
10/31/2014	1,737,603	—	329,885	(5,127,013)	—	(3,059,525)	19,145,352	—	—	3,619,305	—	(56,266,078)	—	(33,501,421)

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Bond (continued)
Class B
10/31/2015	663	—	605	(28,720)	—	(27,452)	6,773	—	—	6,141	—	(291,179)	—	(278,265)
10/31/2014	852	—	1,089	(31,615)	—	(29,674)	9,221	—	—	11,817	—	(343,489)	—	(322,451)
Class C
10/31/2015	102,350	—	91,590	(1,359,153)	—	(1,165,213)	1,033,288	—	—	929,160	—	(13,812,334)	—	(11,849,886)
10/31/2014	261,675	—	118,876	(2,565,936)	—	(2,185,385)	2,858,518	—	—	1,296,353	—	(28,003,329)	—	(23,848,458)
Class I
10/31/2015	3,348,360	—	539,936	(10,123,945)	—	(6,235,649)	33,551,442	—	—	5,488,565	—	(103,093,029)	—	(64,053,022)
10/31/2014	5,466,665	—	570,833	(5,509,168)	—	528,330	59,756,334	—	—	6,237,500	—	(60,158,913)	—	5,834,921
Class O
10/31/2015	34,233	—	3	(80,291)	—	(46,055)	340,354	—	—	34	—	(799,341)	—	(458,953)
10/31/2014	47,900	—	9	(72,268)	—	(24,359)	516,188	—	—	100	—	(778,386)	—	(262,098)
Class R
10/31/2015	329,156	—	9,872	(71,273)	—	267,755	3,362,975	—	—	99,311	—	(713,415)	—	2,748,871
10/31/2014	82,093	—	579	(8,620)	—	74,052	882,978	—	—	6,308	—	(94,633)	—	794,653
Class R6
10/31/2015	7,796,722	—	885,550	(5,125,714)	—	3,556,558	78,125,629	—	—	8,996,613	—	(51,713,382)	—	35,408,860
10/31/2014	4,847,860	—	739,788	(3,220,019)	—	2,367,629	53,378,735	—	—	8,114,567	—	(35,333,675)	—	26,159,627
Class W
10/31/2015	5,069,682	—	171,833	(1,092,392)	—	4,149,123	49,316,668	—	—	1,705,711	—	(10,834,518)	—	40,187,861
10/31/2014	1,714,737	—	112,865	(1,139,311)	—	688,291	18,462,793	—	—	1,213,033	—	(12,234,010)	—	7,441,816
Global Perspectives
Class A
10/31/2015	226,784	—	21,837	(137,041)	—	111,580	2,481,906	—	—	233,659	—	(1,476,565)	—	1,239,000
10/31/2014	507,374	—	3,013	(40,087)	—	470,300	5,540,591	—	—	31,968	—	(431,047)	—	5,141,512
Class C
10/31/2015	180,956	—	8,702	(66,536)	—	123,122	1,938,017	—	—	92,506	—	(707,589)	—	1,322,934
10/31/2014	332,370	—	262	(8,651)	—	323,981	3,570,290	—	—	2,773	—	(91,873)	—	3,481,190
Class I
10/31/2015	6,745	—	867	(7,849)	—	(237)	73,428	—	—	9,298	—	(83,357)	—	(631)
10/31/2014	21,376	—	123	(3,279)	—	18,220	232,577	—	—	1,308	—	(35,295)	—	198,590
Class R
10/31/2015	548,680	—	39,931	(170,650)	—	417,961	5,965,160	—	—	426,469	—	(1,829,204)	—	4,562,425
10/31/2014	977,834	—	8,688	(130,830)	—	855,692	10,546,225	—	—	92,009	—	(1,417,232)	—	9,221,002
Class W
10/31/2015	116,807	—	9,616	(46,264)	—	80,159	1,281,142	—	—	103,179	—	(504,707)	—	879,614
10/31/2014	297,766	—	281	(15,212)	—	282,835	3,243,687	—	—	2,985	—	(166,750)	—	3,079,922
Global Value Advantage
Class A
10/31/2015	217,403	2,022,257	201,203	(1,347,271)	—	1,093,592	6,659,617	—	65,366,775	6,094,439	—	(41,312,980)	—	36,807,851
10/31/2014	320,612	—	2,888	(1,784,213)	—	(1,460,713)	10,260,170	167,507	—	88,067	—	(57,451,881)	—	(46,936,137)
Class B
10/31/2015	63	—	1,565	(26,490)	—	(24,862)	2,062	—	—	51,326	—	(880,179)	—	(826,791)
10/31/2014	331	—	—	(35,988)	—	(35,657)	12,478	2,105	—	—	—	(1,241,379)	—	(1,226,796)
Class C
10/31/2015	66,519	—	98,813	(654,427)	—	(489,095)	1,890,993	—	—	2,790,069	—	(18,781,717)	—	(14,100,655)
10/31/2014	44,401	—	—	(825,896)	—	(781,495)	1,332,975	101,657	—	—	—	(24,674,724)	—	(23,240,092)
Class I
10/31/2015	173,466	111,152	51,958	(487,934)	—	(151,358)	5,364,747	—	3,624,522	1,588,508	—	(15,118,963)	—	(4,541,186)
10/31/2014	499,471	—	799	(549,880)	—	(49,610)	16,375,062	40,152	—	24,581	—	(17,758,455)	—	(1,318,660)
Class W
10/31/2015	30,372	32,964	4,831	(42,016)	—	26,151	925,180	—	1,073,993	147,816	—	(1,279,487)	—	867,502
10/31/2014	20,218	—	199	(116,011)	—	(95,594)	655,288	3,081	—	6,109	—	(3,851,196)	—	(3,186,718)
Multi-Manager International Small Cap
Class A
10/31/2015	148,056	—	9,316	(289,743)	—	(132,371)	7,169,115	—	—	416,336	—	(13,775,897)	—	(6,190,446)
10/31/2014	295,346	—	22,016	(626,593)	—	(309,231)	14,483,135	26,238	—	1,035,306	—	(30,514,401)	—	(14,969,722)

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Multi-Manager International Small Cap (continued)
Class B
10/31/2015	17	—	—	(11,745)	—	(11,728)	891	—	—	—	—	(602,043)	—	(601,152)
10/31/2014	637	—	137	(12,422)	—	(11,648)	32,792	349	—	6,865	—	(648,657)	—	(608,651)
Class C
10/31/2015	18,209	—	399	(73,763)	—	(55,155)	806,187	—	—	16,601	—	(3,312,170)	—	(2,489,382)
10/31/2014	28,611	—	4,284	(88,054)	—	(55,159)	1,301,091	7,322	—	187,885	—	(3,970,858)	—	(2,474,560)
Class I
10/31/2015	552,824	—	31,784	(581,174)	—	3,434	26,111,122	—	—	1,415,638	—	(27,688,030)	—	(161,270)
10/31/2014	508,170	—	35,870	(274,750)	—	269,290	24,968,699	39,316	—	1,682,998	—	(13,469,889)	—	13,221,124
Class O
10/31/2015	8,370	—	—	(10,376)	—	(2,006)	397,724	—	—	—	—	(490,812)	—	(93,088)
10/31/2014	11,561	—	—	(10,652)	—	909	556,971	1,027	—	—	—	(514,565)	—	43,433
Class W
10/31/2015	98,956	—	7,890	(55,514)	—	51,332	5,500,660	—	—	421,359	—	(3,176,664)	—	2,745,355
10/31/2014	101,765	—	11,721	(104,874)	—	8,612	6,010,816	16,506	—	657,842	—	(6,236,539)	—	448,625
Russia
Class A
10/31/2015	435,760	—	132,805	(939,728)	—	(371,163)	10,086,351	—	—	2,569,763	15,752	(21,639,737)	—	(8,967,871)
10/31/2014	321,797	—	72,432	(1,806,814)	—	(1,412,585)	9,390,431	—	—	2,424,305	40,238	(54,069,006)	—	(42,214,032)
Class I
10/31/2015	97,643	—	4,777	(123,666)	—	(21,246)	2,202,715	—	—	92,943	6,732	(2,749,475)	—	(447,085)
10/31/2014	111,124	—	1,696	(156,009)	—	(43,189)	3,339,564	—	—	57,244	—	(4,852,510)	—	(1,455,702)
Class W
10/31/2015	10,628	—	122	(438)	—	10,312	242,528	—	—	2,366	3	(9,904)	—	234,993
10/31/2014	1,900	—	34	(2,135)	—	(201)	56,400	—	—	1,139	—	(66,396)	—	(8,857)
NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2015:

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 13 — SECURITIES LENDING (continued)

Global Value Advantage
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$2,251,944	$(2,251,944)	$—
Total	$2,251,944	$(2,251,944)	$—

(1)
Collateral with a fair value of  $2,300,012 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$223,498	$(223,498)	$—
Citigroup Global Markets Inc.	28,455	(28,455)	—
Citigroup Global Markets Limited	63,233	(63,233)	—
Credit Suisse Securities (Europe) Limited	379,085	(379,085)	—
Credit Suisse Securities USA	299,863	(299,863)	—
Deutsche Bank Securities	234,817	(234,817)	—
Deutsche Bank, AG	1,140,985	(1,140,985)	—
Goldman, Sachs & Co.	305,047	(305,047)	—
JP Morgan Securities, Plc.	494,456	(494,456)	—
Macquarie Bank Limited	187,659	(187,659)	—
Merrill Lynch International	298,290	(298,290)	—
Nomura International PLC	81,050	(81,050)	—
Scotia Capital (USA) INC	429,023	(429,023)	—
SG Americas Securities, LLC	1,890	(1,890)	—
UBS Securities LLC.	7,768	(7,768)	—
Wells Fargo Securities LLC	67,001	(67,001)	—
Total	$4,242,119	$(4,242,119)	$—

(1)
Collateral with a fair value of  $4,532,812 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 14 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2015:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Diversified Emerging Markets Debt	$—	$25,753	$(25,753)
Diversified International	(115,086)	1,340,537	(1,225,451)
Global Bond(1)	1,674	(35,749,265)	35,747,591
Global Perspectives	—	239,799	(239,799)
Global Value Advantage	(6,493,916)	2,398,021	4,095,895
Multi-Manager International Small Cap	—	606,529	(606,529)
Russia	(560)	(131,419)	131,979

(1)
$34,821,335 relates to the tax treatment of foreign currency gains and losses.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2015			Year Ended October 31, 2014
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Return of Capital
Diversified Emerging Markets Debt	$42,991	$—	$—	$47,433	$—
Diversified International	2,510,368	—	—	—	—
Global Bond	2,377,340	—	18,598,986	—	22,284,070
Global Perspectives	665,422	208,115	—	132,047	—
Global Value Advantage	13,554,074	—	—	149,248	—
Multi-Manager International Small Cap	2,451,454	—	—	4,020,557	—
Russia	2,960,643	—	—	2,735,967	—

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Diversified Emerging Markets Debt	$46,041	$—	$(39,486)	$(16,139)	Short-term	None
				(71,275)	Long-term	None
				$(87,414)
Diversified International	—	(117,102)	3,887,569	(24,755,944)	Short-term	2016
				(93,445,922)	Short-term	2017
				(33,117,873)	Short-term	2018
				(824,702)	Short-term	2019
				$(152,144,441)
Global Bond	—	(10,886,137)	(7,403,156)	(368,545)	Short-term	None
				(4,981,270)	Long-term	None
				$(5,349,815)
Global Perspectives	177,694	—	(968,375)	(106,820)	Short-term	None
Global Value Advantage	4,078,616	—	2,376,376	(813,037,842)	Short-term	2016
				(70,133,094)	Short-term	2017
				(8,757,263)	Short-term	2018
				(14,941,582)	Short-term	None
				(82,649,832)	Long-term	None
				$(989,519,613)*
Multi-Manager International Small Cap	1,744,000	—	10,872,789	(7,151,225)	Short-term	2016
				(202,973,948)	Short-term	2017
				$(210,125,173)
Russia	1,041,302	—	(3,163,540)	(57,145,966)	Short-term	2017
				(21,810,157)	Short-term	2018
				(1,756,592)	Short-term	None
				(1,520,719)	Long-term	None
				$(82,233,434)

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.
As of October 31, 2015, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 15 — INFORMATION REGARDING TRADING OF VOYA FINANCIAL’S MUTUAL FUNDS
On April 9, 2010, the SEC entered into a settlement of an administrative proceeding against Morgan Stanley & Co, Incorporated, (“MS&Co.” or “Respondent”), as successor to Morgan Stanley DW Inc. (“MSDW”). As part of the settlement, the Respondent has established a Fair Fund for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fair Fund is comprised of disgorgement in the amount of  $17 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $17 million plus interest earned by the Fair Fund.
On October 9, 2013, the SEC issued an order approving the proposed plan of distribution. On April 2, 2014, in connection with this settlement, the following funds received:
Global Value Advantage	$314,502
Mutli-Manager Small Cap	$90,758
NOTE 16 — REORGANIZATIONS
On May 22, 2015, Global Value Advantage (“Acquiring Fund”) acquired all of the assets of, and assumed all the liabilities of Voya Global Natural Resources Fund (“Acquired Fund”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on May 5, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of Voya family of funds by, among other things, eliminating sector funds from the Voya family of funds. Furthermore, the Acquired Fund was expected to benefit from a reduction in net expenses as shareholders of the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on November 1, 2014, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended October 31, 2015, are as follows:
Net investment income	$5,456,818
Net realized and unrealized loss on investments	$(19,999,613)
Net decrease in net assets resulting from operations	$(14,542,795)
Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since November 21, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Fund’s Capital Loss Carryforwards (000s)	Acquired Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$70,065	$334,072	$7,333	$1,256	0.2844
The net assets of the Acquiring Fund after the acquisition were $404,137,096.
NOTE 17 — FOREIGN CURRENCY SETTLEMENT
In March 2015, The Bank of New York Mellon (“BNYM”), the Funds’ custodian, announced it had agreed to settle various lawsuits (the “Settlement”) involving its standing instruction foreign exchange services. Certain Funds were named members of the Settlement Class. On September 24, 2015, the United States District Court, Southern District of New York approved (the “Approval”) the Plan of Allocation related to the Settlement. After the announcement of the Approval, Global Bond Fund, Global Value Advantage Fund, Multi-Manager International Small Cap Fund and Russia Fund recorded receivables in the amounts of  $32,029, $2,231,667, $866,147 and $55,546, respectively, representing each Fund’s respective estimated share of the net recovery associated with the Settlement. The Settlement amount for each Fund is included in Net Realized Gain/(Loss) on Foreign Currency Related Transactions in the respective accompanying Statements of Operations.
NOTE 18 — RESTRUCTURING PLAN
Sub-adviser (Russia):
NNIP Advisors B.V. (“NNIP Advisors”) is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”).
Prior to July 2014, NN Group was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 18 — RESTRUCTURING PLAN (continued)

November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. In connection with the amended Restructuring Plan, ING Groep is required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep currently holds an ownership interest of 25.8% in NN Group. ING Groep has stated that it intends to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016.
It is anticipated that one or more of the transactions to divest NN Group constitute a transfer of a controlling interest in NN Group, resulting in an “assignment” (as defined in the 1940 Act) of the existing sub-advisory agreements under which NNIP Advisors provides services to the Fund for which NNIP Advisors serves as sub-adviser. Pursuant to the 1940 Act, these sub-advisory agreements would automatically terminate upon their assignment. In order to ensure that the existing sub-advisory services can continue uninterrupted, the Board approved new sub-advisory agreements for the Fund in anticipation of the divestment. Shareholders of the Fund for which NNIP Advisors serves as a sub-adviser approved these new investment sub-advisory agreements. This approval also included approval of any future sub-advisory agreements prompted by the divestment that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders of the Fund may not have another opportunity to vote on a new agreement with NNIP Advisors even if NNIP Advisors undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.

NOTE 19 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2015, the following Funds paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	ROC	$0.0350	November 3, 2015	October 30, 2015
Class B	ROC	$0.0288	November 3, 2015	October 30, 2015
Class C	ROC	$0.0286	November 3, 2015	October 30, 2015
Class I	ROC	$0.0376	November 3, 2015	October 30, 2015
Class O	ROC	$0.0350	November 3, 2015	October 30, 2015
Class R	ROC	$0.0330	November 3, 2015	October 30, 2015
Class R6	ROC	$0.0378	November 3, 2015	October 30, 2015
Class W	ROC	$0.0372	November 3, 2015	October 30, 2015
Class A	ROC	$0.0350	December 2, 2015	November 30, 2015
Class B	ROC	$0.0290	December 2, 2015	November 30, 2015
Class C	ROC	$0.0288	December 2, 2015	November 30, 2015
Class I	ROC	$0.0376	December 2, 2015	November 30, 2015
Class O	ROC	$0.0350	December 2, 2015	November 30, 2015
Class R	ROC	$0.0331	December 2, 2015	November 30, 2015
Class R6	ROC	$0.0378	December 2, 2015	November 30, 2015
Class W	ROC	$0.0371	December 2, 2015	November 30, 2015
Global Value Advantage
Class A	NII	$0.4490	December 18, 2015	December 16, 2015
Class B	NII	$0.1393	December 18, 2015	December 16, 2015
Class C	NII	$0.2493	December 18, 2015	December 16, 2015
Class I	NII	$0.5056	December 18, 2015	December 16, 2015
Class W	NII	$0.5076	December 18, 2015	December 16, 2015

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 19 — SUBSEQUENT EVENTS (continued)

	Type	Per Share Amount	Payable Date	Record Date
Multi-Manager International Small Cap
Class A	NII	$0.3684	December 18, 2015	December 16, 2015
Class B	NII	$—	December 18, 2015	December 16, 2015
Class C	NII	$0.0605	December 18, 2015	December 16, 2015
Class I	NII	$0.5896	December 18, 2015	December 16, 2015
Class O	NII	$0.4118	December 18, 2015	December 16, 2015
Class W	NII	$0.5240	December 18, 2015	December 16, 2015
Russia
Class A	NII	$0.6060	December 18, 2015	December 16, 2015
Class I	NII	$0.6647	December 18, 2015	December 16, 2015
Class W	NII	$0.6742	December 18, 2015	December 16, 2015

NII – Net investment income
ROC – Return of capital
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of October 31, 2015

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 97.3%
	Affiliated Investment Companies: 97.3%
33,145	Voya Emerging Markets Corporate Debt Fund - Class P	$316,533	30.4
47,759	Voya Emerging Markets Hard Currency Debt Fund - Class P	441,769	42.5
35,809	Voya Emerging Markets Local Currency Debt Fund - Class P	253,883	24.4
Shares	Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
Total Mutual Funds (Cost $1,047,273)	$1,012,185	97.3
Assets in Excess of Other Liabilities	28,402	2.7
Net Assets	$1,040,587	100.0

Cost for federal income tax purposes is $1,051,299.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(39,114)
Net Unrealized Depreciation	$(39,114)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Mutual Funds	$1,012,185	$—	$—	$1,012,185
Total Investments, at fair value	$1,012,185	$—	$—	$1,012,185
Other Financial Instruments+
Centrally Cleared Swaps	—	988	—	988
Forward Foreign Currency Contracts	—	135	—	135
Total Assets	$1,012,185	$1,123	$—	$1,013,308
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,748)	$—	$(2,748)
Total Liabilities	$—	$(2,748)	$—	$(2,748)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of October 31, 2015 (continued)

The following table provides transactions during the year ended October 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$480,071	$318,073	$(466,277)	$(15,334)	$316,533	$21,073	$(10,276)	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	482,514	209,165	(238,062)	(11,849)	441,769	27,166	(11,062)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	108,865	271,000	(112,406)	(13,576)	253,883	—	(11,406)	—
	$1,071,450	$798,238	$(816,745)	$(40,759)	$1,012,185	$48,239	$(32,743)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At October 31, 2015, the following forward foreign currency contracts were outstanding for Voya Diversified Emerging Markets Debt Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC Bank PLC	Colombian Peso	5,499,560	Buy	12/18/15	$1,756	$1,888	$132
HSBC Bank PLC	Peruvian Nuevo Sol	4,786	Buy	12/18/15	1,444	1,447	3
Morgan Stanley	Hungarian Forint	54,631	Buy	12/18/15	194	194	–
Morgan Stanley	Polish Zloty	4,176	Buy	12/18/15	1,098	1,079	(19)
							$116
Deutsche Bank AG	Indonesian Rupiah	284,256,000	Sell	11/06/15	$19,503	$20,744	$(1,241)
Goldman Sachs & Co.	Turkish Lira	57,119	Sell	12/18/15	18,543	19,329	(786)
JPMorgan Chase & Co.	Russian Ruble	627,550	Sell	12/18/15	8,985	9,687	(702)
							$(2,729)

At October 31, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Diversified Emerging Markets Debt Fund:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.722% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/14/19	USD 60,000	$988	$988
				$988	$988

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$135
Interest rate contracts	Net Assets — Unrealized appreciation*	988
Total Asset Derivatives		$1,123
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,748
Total Liability Derivatives		$2,748

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of October 31, 2015 (continued)

*
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total
Foreign exchange contracts	$24,751	$—	$24,751
Interest rate contracts	—	874	874
Total	$24,751	$874	$25,625

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total
Foreign exchange contracts	$(9,814)	$—	$(9,814)
Interest rate contracts	—	882	882
Total	$(9,814)	$882	$(8,932)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2015:
	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Forward foreign currency contracts	$—	$—	$135	$—	$—	$135
Total Assets	$—	$—	$135	$—	$—	$135
Liabilities:
Forward foreign currency contracts	$1,241	$786	$—	$702	$19	$2,748
Total Liabilities	$1,241	$786	$—	$702	$19	$2,748
Net OTC derivative instruments by counterparty, at fair value	$(1,241)	$(786)	$135	$(702)	$(19)	$(2,613)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(1,241)	$(786)	$135	$(702)	$(19)	$(2,613)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified International Fund	as of October 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.1%
120,600	iShares MSCI EAFE Index Fund	$7,369,866	13.1
	Total Exchange-Traded Funds (Cost $7,711,207)	7,369,866	13.1
MUTUAL FUNDS: 87.0%
	Affiliated Investment Companies: 87.0%
1,568,023	Voya International Core Fund - Class I	15,037,336	26.8
617,903	Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,783,569	10.3
2,318,634	Voya Multi-Manager International Equity Fund - Class I	25,203,551	44.9
57,620	Voya Multi-Manager International Small Cap Fund - Class I	2,814,173	5.0
Shares	Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
Total Mutual Funds (Cost $43,609,261)	$48,838,629	87.0
Total Investments in Securities (Cost $51,320,468)	$56,208,495	100.1
Liabilities in Excess of Other Assets	(36,346)	(0.1)
Net Assets	$56,172,149	100.0

Cost for federal income tax purposes is $52,320,926.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,462,587
Gross Unrealized Depreciation	(1,575,018)
Net Unrealized Appreciation	$3,887,569

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$7,369,866	$—	$—	$7,369,866
Mutual Funds	48,838,629	—	—	48,838,629
Total Investments, at fair value	$56,208,495	$—	$—	$56,208,495

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya International Core Fund - Class I	$17,790,197	$4,282,485	$(4,731,353)	$(2,303,993)	$15,037,336	$148,766	$253,217	$2,269,651
Voya Multi-Manager Emerging Markets Equity Fund - Class I	8,602,255	2,222,130	(3,694,831)	(1,345,985)	5,783,569	122,211	(28,342)	—
Voya Multi-Manager International Equity Fund - Class I	27,134,546	5,284,874	(5,350,591)	(1,865,278)	25,203,551	599,479	73,377	1,027,680
Voya Multi-Manager International Small Cap Fund - Class I	3,290,285	173,643	(427,102)	(222,653)	2,814,173	41,372	348,164	—
	$56,817,283	$11,963,132	$(14,203,877)	$(5,737,909)	$48,838,629	$911,828	$646,416	$3,297,331

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.2%
		Australia: 0.2%
812,000		Other Securities	$853,898	0.2
		Bermuda: 0.1%
322,000	#	Digicel Ltd., 6.750%, 03/01/23	291,410	0.1
		Canada: 0.2%
822,000		Other Securities	790,584	0.2
		Chile: 0.1%
500,000	#	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	497,521	0.1
		China: 0.2%
1,078,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	1,048,247	0.2
		Colombia: 0.3%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,342,500	0.3
		France: 1.0%
1,142,000	#	BPCE SA, 5.150%, 07/21/24	1,181,035	0.2
1,153,000		BPCE SA, 2.500%, 12/10/18	1,171,267	0.2
894,000	#	Electricite de France SA, 2.350%, 10/13/20	885,210	0.2
1,660,000	#	Numericable Group SA, 6.000%, 05/15/22	1,668,300	0.4
			4,905,812	1.0
		Germany: 0.3%
1,255,000		Other Securities	1,251,304	0.3
		Guernsey: 0.2%
1,228,000	#	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	1,224,742	0.2
		India: 0.5%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,367,213	0.3
492,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	494,460	0.1
825,000		Other Securities	664,125	0.1
			2,525,798	0.5
		Ireland: 0.4%
1,951,000	#	GE Capital International Funding Co., 2.342%-4.418%, 11/15/20-11/15/35	1,976,206	0.4
		Italy: 0.3%
1,216,000		Other Securities	1,265,663	0.3
		Jamaica: 0.0%
243,000		Other Securities	219,915	0.0
		Japan: 0.5%
1,338,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	1,327,176	0.3
255,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	249,897	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Japan (continued)
1,120,000	#	SoftBank Group Corp., 4.500%, 04/15/20	$1,112,720	0.2
			2,689,793	0.5
		Luxembourg: 0.5%
2,385,000		Other Securities	2,288,015	0.5
		Mexico: 0.4%
567,000	#	Cemex SAB de CV, 6.125%, 05/05/25	538,650	0.1
289,000	#	Nemak SA de CV, 5.500%, 02/28/23	296,947	0.1
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,230,813	0.2
			2,066,410	0.4
		Netherlands: 1.3%
575,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	604,469	0.1
1,150,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	1,206,062	0.2
780,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	809,250	0.2
1,380,000	#	Siemens Financieringsmaatschappij NV, 2.900%, 05/27/22	1,397,120	0.3
2,186,000		Other Securities	2,252,357	0.5
			6,269,258	1.3
		Norway: 0.1%
660,000		Other Securities	637,750	0.1
		Russia: 0.7%
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	406,808	0.1
2,900,000		Other Securities	2,931,490	0.6
			3,338,298	0.7
		Sweden: 0.4%
984,000	#	Nordea Bank AB, 5.500%, 09/29/49	968,748	0.2
1,130,000	#	Swedbank AB, 2.200%, 03/04/20	1,125,039	0.2
			2,093,787	0.4
		Switzerland: 0.7%
1,911,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,096,749	0.4
1,143,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,324,048	0.3
			3,420,797	0.7
		United Arab Emirates: 0.2%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,225,317	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United Kingdom: 0.5%
1,704,000		Abbey National Treasury Services PLC/United Kingdom, 2.375%, 03/16/20	$1,708,161	0.4
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	676,897	0.1
			2,385,058	0.5
		United States: 19.1%
1,515,000		21st Century Fox America, Inc., 5.400%-6.900%, 03/01/19-10/01/43	1,685,828	0.4
630,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	667,926	0.1
1,025,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	1,042,937	0.2
3,100,000		Apple, Inc., 3.200%, 05/13/25	3,154,892	0.7
1,704,000		AT&T, Inc., 3.000%-5.350%, 06/30/22-09/01/40	1,695,391	0.4
875,000	#	Audatex North America, Inc., 6.000%, 06/15/21	884,415	0.2
2,221,000		Bank of America Corp., 3.300%-4.100%, 01/11/23-04/01/24	2,278,863	0.5
125,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	133,437	0.0
940,000	#	Calpine Corp., 6.000%, 01/15/22	992,640	0.2
1,723,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	1,731,615	0.4
910,000	#	CCO Safari II LLC, 4.464%, 07/23/22	924,447	0.2
1,517,000		Citigroup, Inc., 4.000%- 5.500%, 08/05/24-09/13/25	1,598,987	0.3
1,064,000	#	COX Communications, Inc., 2.950%, 06/30/23	959,850	0.2
1,499,000		CVS Health Corp., 2.800%, 07/20/20	1,525,738	0.3
1,659,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,585,732	0.3
1,554,000		Energy Transfer Partners L.P., 4.900%-9.700%, 03/15/19-02/01/24	1,527,524	0.3
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,299,578	0.5
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	654,750	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
720,000	#	Glencore Funding LLC, 2.500%, 01/15/19	$615,606	0.1
1,566,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,749,047	0.4
920,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	945,572	0.2
478,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	479,704	0.1
359,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	360,012	0.1
1,025,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	1,007,062	0.2
915,000		JPMorgan Chase & Co., 6.000%, 12/29/49	930,555	0.2
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	526,870	0.1
2,082,000		Morgan Stanley, 3.750%-4.100%, 02/25/23-05/22/23	2,130,788	0.4
2,151,000		Mylan, Inc., 2.600%, 06/24/18	2,153,205	0.4
205,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	217,941	0.0
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	705,731	0.1
1,055,000	#	Sanmina Corp., 4.375%, 06/01/19	1,078,737	0.2
1,159,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	1,234,915	0.3
1,956,000		TEGNA, Inc., 5.125%-6.375%, 07/15/20-10/15/23	2,073,495	0.4
765,000		Time Warner Cable, Inc., 5.875%, 11/15/40	732,494	0.2
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,671,636	0.3
400,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	367,750	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	648,000	0.1
1,033,000		Wells Fargo & Co., 4.100%, 06/03/26	1,054,709	0.2
1,170,000	#	West Corp., 5.375%, 07/15/22	1,118,813	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
44,788,000		Other Securities	$46,381,896	9.5
			93,529,088	19.1
		Total Corporate Bonds/Notes (Cost $136,186,574)	138,137,171	28.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 14.4%
		United States: 14.4%
575,949		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	579,965	0.1
1,340,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.730%, 06/10/49	1,384,644	0.3
1,190,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.730%, 06/10/49	1,173,432	0.2
950,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.809%, 02/10/51	977,927	0.2
1,980,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.582%, 07/10/42	1,996,000	0.4
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.588%, 09/10/47	709,562	0.2
335,252		Banc of America Mortgage 2005-J Trust 2A4, 2.856%, 11/25/35	311,661	0.1
14,200,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	731,497	0.2
1,324,756		Bear Stearns ALT-A Trust 2005-10 22A1, 2.554%, 01/25/36	1,146,296	0.3
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	130,786	0.0
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	129,509	0.0
127,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	126,869	0.0
490,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 5.878%, 06/11/50	502,591	0.1
857,545	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	914,143	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
420,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	$412,391	0.1
1,140,000	#	COMM 2004-LNB2 H Mortgage Trust H, 6.269%, 03/10/39	1,246,748	0.2
18,909,183	#,^	COMM 2012 - LTRT XA Mortgage Trust, 1.202%, 10/05/30	1,004,497	0.2
6,232,179	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.083%, 05/15/45	560,526	0.1
5,729,827	^	COMM 2013-LC6 XA Mortgage Trust, 1.747%, 01/10/46	417,637	0.1
7,680,234	^	COMM 2014-CCRE17 XA Mortgage Trust, 1.195%, 05/10/47	510,082	0.1
850,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.046%, 06/10/36	863,310	0.2
398,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.047%, 12/10/49	408,251	0.1
628,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1 K, 5.415%, 02/25/21	629,765	0.1
47,220	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	47,229	0.0
694,314	#	Credit Suisse Mortgage Capital Certificates 2009-3R 30A1, 2.377%, 07/27/37	696,753	0.2
660,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	679,065	0.1
6,057,053	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.290%, 11/10/46	157,893	0.0
550,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.097%, 07/25/24	495,641	0.1
3,130,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.097%, 11/25/24	3,140,416	0.7
17,096,407	^	Freddie Mac Series K704 X1, 1.968%, 08/25/18	799,577	0.2
1,900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 4.747%, 10/25/24	1,895,786	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
560,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 4.947%, 10/25/24	$557,568	0.1
320,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.347%, 01/25/25	318,059	0.1
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.397%, 03/25/25	300,258	0.0
370,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.997%, 03/25/25	358,029	0.1
450,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	414,443	0.1
5,440,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	121,626	0.0
795,163	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.482%, 10/15/37	795,142	0.2
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.364%, 06/12/41	450,617	0.1
691,771	#	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1, 5.762%, 03/15/46	692,065	0.1
187,262		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4 AJ, 5.040%, 10/15/42	187,216	0.0
210,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.618%, 05/15/45	210,167	0.1
14,278,869	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.748%, 06/15/45	940,117	0.2
1,245,163		JP Morgan Mortgage Trust 2005-A4 B1, 2.494%, 07/25/35	1,119,175	0.2
453,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.285%, 02/15/40	451,330	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
760,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	$817,731	0.2
1,360,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.838%, 06/15/38	1,382,734	0.3
450,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.838%, 06/15/38	448,310	0.1
640,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 5.990%, 09/15/39	650,403	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 5.990%, 09/15/39	273,325	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 5.990%, 09/15/39	270,093	0.0
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.388%, 09/15/47	1,100,322	0.2
930,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.388%, 09/15/47	978,028	0.2
639,611		Morgan Stanley Mortgage Loan Trust 2006-3AR 2A1, 2.800%, 03/25/36	523,777	0.1
1,879,741	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	1,878,514	0.4
470,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.268%, 01/11/43	494,481	0.1
600,781	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.047%, 08/25/29	600,601	0.1
1,952,965	#	Springleaf Mortgage Loan Trust 2013-3A A, 1.870%, 09/25/57	1,957,122	0.4
1,090,031	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	1,115,079	0.2
11,346,406	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.097%, 08/10/49	1,087,825	0.2
154,086		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.429%, 10/25/36	138,741	0.0
1,927,580		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.833%, 12/25/36	1,761,258	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
596,636		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.406%, 08/25/46	$515,439	0.1
1,230,995		WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust 3A2, 4.341%, 02/25/37	1,144,852	0.2
1,078,632		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.296%, 12/25/36	977,457	0.2
339,009		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 1.974%, 04/25/37	289,149	0.1
1,330,930		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	1,193,263	0.2
448,772		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.627%, 06/25/37	326,741	0.1
10,718,514	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.068%, 10/15/45	977,534	0.2
626,816		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 2.739%, 08/25/35	620,930	0.1
807,672		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.732%, 10/25/36	771,800	0.2
180,066		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 2.732%, 10/25/36	172,068	0.0
506,646		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.621%, 03/25/36	494,088	0.1
920,366		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 2.733%, 05/25/36	879,602	0.2
868,701		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 2.599%, 04/25/36	845,926	0.2
5,011,750	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.171%, 08/15/45	435,680	0.1
15,819,218	^	WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.024%, 09/15/46	754,425	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
14,687,067		Other Securities	$12,705,249	2.6
		Total Collateralized Mortgage Obligations (Cost $69,916,434)	70,278,808	14.4
ASSET-BACKED SECURITIES: 3.2%
		Cayman Islands: 2.9%
1,570,000	#	ARES XII CLO Ltd. 2007-12A C, 2.329%, 11/25/20	1,549,017	0.3
3,050,000	#	Black Diamond CLO 2005-1A C, 1.115%, 06/20/17	3,037,004	0.6
2,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.024%, 03/17/21	1,934,476	0.4
1,750,000	#	ColumbusNova CLO IV Ltd. 2007-2A C, 2.571%, 10/15/21	1,700,720	0.4
1,000,000	#	ColumbusNova CLO Ltd. 2006-2A E, 4.061%, 04/04/18	982,928	0.2
2,200,000	#	Madison Park Funding Ltd. 2007-6A C, 1.320%, 07/26/21	2,097,557	0.4
2,750,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.320%, 03/25/20	2,672,216	0.6
			13,973,918	2.9
		United States: 0.3%
1,955,178		Other Securities	1,609,861	0.3
		Total Asset-Backed Securities (Cost $15,680,115)	15,583,779	3.2
U.S. TREASURY OBLIGATIONS: 19.8%
		U.S. Treasury Bonds: 8.9%
36,580,000		2.000%, due 08/15/25	36,115,617	7.4
7,373,000		3.000%, due 05/15/45	7,473,273	1.5
			43,588,890	8.9
		U.S. Treasury Notes: 10.9%
47,560,000		1.375%, due 10/31/20	47,224,179	9.7
5,806,000		1.750%, due 09/30/22	5,756,631	1.2
54,000		0.625%-0.875%, due 09/30/17-10/15/18	53,841	0.0
			53,034,651	10.9
		Total U.S. Treasury Obligations (Cost $96,863,082)	96,623,541	19.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 15.6%
		Austria: 3.0%
EUR12,300,000 #	#	Austria Government Bond, 1.650%, 10/21/24	$14,737,669	3.0
		Brazil: 0.2%
1,158,000		Other Securities	940,171	0.2
		Canada: 0.2%
CAD880,000		Other Securities	845,610	0.2
		Colombia: 0.5%
2,472,000		Colombia Government International Bond, 2.625%-8.125%, 03/15/23-05/21/24	2,552,886	0.5
		Croatia: 0.1%
300,000		Other Securities	323,625	0.1
		Dominican Republic: 0.2%
686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	732,305	0.2
		Egypt: 0.1%
410,000		Other Securities	422,567	0.1
		Germany: 0.7%
EUR1,560,000		Bundesobligation, 0.250%, 10/16/20	1,742,770	0.3
EUR1,670,000		Other Securities	1,886,344	0.4
			3,629,114	0.7
		Guatemala: 0.1%
530,000		Other Securities	691,650	0.1
		Hungary: 0.1%
510,000		Other Securities	604,358	0.1
		Indonesia: 0.3%
300,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	293,650	0.1
1,100,000		Other Securities	1,092,788	0.2
			1,386,438	0.3
		Ivory Coast: 0.1%
475,000		Other Securities	424,531	0.1
		Kazakhstan: 0.3%
1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	998,025	0.2
670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	556,174	0.1
			1,554,199	0.3
		Lebanon: 0.1%
475,000		Other Securities	472,126	0.1
		Mexico: 1.2%
MXN68,670,000		Mexican Bonos, 6.500%, 06/10/21	4,400,147	0.9
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Mexico (continued)
250,000		Mexico Government International Bond, 4.000%, 10/02/23	$258,625	0.1
1,325,000		Other Securities	1,178,332	0.2
			5,837,104	1.2
		Morocco: 0.1%
400,000		Other Securities	404,226	0.1
		Netherlands: 0.3%
2,000,000		Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	1,660,220	0.3
		Panama: 0.1%
540,000		Other Securities	670,950	0.1
		Peru: 0.5%
2,200,000	#	El Fondo MIVIVIENDA SA, 3.500%, 01/31/23	2,103,750	0.4
250,000		Other Securities	271,250	0.1
			2,375,000	0.5
		Russia: 0.3%
810,067		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	964,935	0.2
600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	621,360	0.1
			1,586,295	0.3
		South Africa: 0.1%
750,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	710,438	0.1
		Spain: 4.0%
EUR13,400,000 #	#	Spain Government Bond, 1.600%, 04/30/25	14,739,956	3.0
EUR4,000,000 #	#	Spain Government Bond, 2.750%, 10/31/24	4,833,623	1.0
			19,573,579	4.0
		Sri Lanka: 0.0%
200,000		Other Securities	193,090	0.0
		Trinidad And Tobago: 0.1%
437,500		Other Securities	422,406	0.1
		Turkey: 0.4%
1,540,000		Turkey Government International Bond, 6.000%-7.375%, 02/05/25- 01/14/41	1,751,136	0.4
		United Kingdom: 2.1%
GBP10,000		United Kingdom Gilt, 4.500%, 09/07/34	20,169	0.0
GBP1,600,000		United Kingdom Gilt, 2.000%, 09/07/25	2,485,712	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		United Kingdom (continued)
GBP4,330,000		United Kingdom Gilt, 3.500%, 01/22/45	$7,880,436	1.6
			10,386,317	2.1
		Uruguay: 0.1%
280,404		Other Securities	356,113	0.1
		Venezuela: 0.2%
1,597,000		Other Securities	856,820	0.2
		Vietnam: 0.1%
225,000		Other Securities	250,376	0.1
		Total Foreign Government Bonds (Cost $80,731,865)	76,351,319	15.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.8%
		Federal Home Loan Mortgage Corporation: 7.9%##
2,466,000	W	0.030%, due 06/15/42	2,485,028	0.5
4,643,000	W	0.140%, due 06/15/41	4,810,401	1.0
2,613,874		3.000%, due 04/01/45	2,637,478	0.5
2,557,005		3.000%, due 04/01/45	2,580,890	0.5
2,594,367	^	4.000%, due 12/15/41	414,158	0.1
27,923,546	^	4.000%, due 04/15/43	5,064,689	1.0
1,598,098		4.000%, due 09/01/45	1,701,948	0.3
1,963,000		4.000%, due 10/01/45	2,090,564	0.4
6,349,069	^	5.000%, due 04/15/39	1,107,468	0.2
2,869,070	^	5.000%, due 02/15/40	539,690	0.1
8,556,774	^	5.704%, due 04/15/38	1,378,234	0.3
6,324,299	^	5.804%, due 05/15/36	619,281	0.1
4,195,578	^	5.854%, due 02/15/37	736,715	0.2
5,214,251	^	5.854%, due 07/15/40	806,686	0.2
16,357,972	^	5.904%, due 09/15/36	2,687,024	0.6
12,050,906	^	6.354%, due 05/15/41	2,574,747	0.5
7,975,717	^	6.454%, due 02/15/41	1,316,653	0.3
3,854,680	^	6.804%, due 02/15/33	793,932	0.2
3,853,561		3.000%-5.500%, due 11/15/32-09/01/45	4,063,347	0.9
			38,408,933	7.9
		Federal National Mortgage Association: 6.0%##
2,633,000	W	0.040%, due 07/25/42	2,660,852	0.5
2,132,431		3.000%, due 01/25/38	2,215,560	0.5
3,822,582		3.000%, due 07/01/43	3,880,870	0.8
1,897,431		3.000%, due 07/01/43	1,923,463	0.4
5,108,398	^	4.500%, due 02/25/43	731,275	0.1
5,417,757		4.500%, due 05/01/44	5,874,440	1.2
2,010,996	^	5.000%, due 05/25/18	81,442	0.0
5,823,076	^	5.753%, due 09/25/41	940,017	0.2
21,209,193	^	5.873%, due 11/25/40	2,942,042	0.6
4,717,916	^	5.903%, due 07/25/38	697,172	0.1
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
2,749,769	^	6.253%, due 02/25/42	$443,080	0.1
6,076,085	^	6.353%, due 09/25/40	1,114,581	0.2
1,587,076	^	6.573%, due 04/25/37	292,753	0.1
4,980,447	W	0.130%-32.465%, due 12/15/27-06/01/41	5,751,485	1.2
			29,549,032	6.0
		Government National Mortgage Association: 2.9%
3,907,235	^	3.000%, due 01/20/28	413,884	0.1
10,612,165	^	4.000%, due 08/16/26	1,296,709	0.3
10,022,697	^	4.000%, due 04/20/38	748,999	0.1
1,659,496		4.500%, due 07/20/34	1,787,578	0.4
2,429,791		4.500%, due 07/20/34	2,618,635	0.5
5,014,144	^	4.500%, due 12/20/37	266,439	0.0
2,053,209	^	5.000%, due 11/20/39	317,233	0.1
3,428,536	^	5.000%, due 10/20/40	502,597	0.1
5,231,814	^	6.451%, due 09/16/40	1,002,083	0.2
4,471,088	W	0.160%-24.570%, due 07/20/34-10/20/60	5,230,013	1.1
			14,184,170	2.9
		Total U.S. Government Agency Obligations (Cost $81,278,811)	82,142,135	16.8

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.3%
		Exchange Traded Options: 0.0%
916	@	Call on 90-Day Eurodollar, Strike @ 99.500, Exp. 12/14/15	234,725	0.0
		Options on Currencies: 0.0%
47,800,000	@	Call USD vs. Put JPY, Strike @ 122.000, Exp. 11/02/15 Counterparty: Bank of America	3,286	0.0
		OTC Interest Rate Swaptions: 0.3%
131,800,000	@	Receive a fixed rate equal to 2.905% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 11/13/15 Counterparty: JPMorgan Chase & Co.	1,263,286	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		OTC Interest Rate Swaptions (continued)
131,800,000	@	Receive a floating rate based on the 3-month USD-LIBOR- BBA and pay a fixed rate equal to 1.773%, Exp. 11/12/15 Counterparty: Morgan Stanley	$11,900	0.0
			1,275,186	0.3
		Total Purchased Options (Cost $2,417,712)	1,513,197	0.3
		Total Long-Term Investments (Cost $483,074,593)	480,629,950	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 11.5%
	Commercial Paper: 6.0%
5,000,000	Autozone Inc, 0.380%, 11/02/15	4,999,896	1.0
9,250,000	Kroger, 0.370%, 11/02/15	9,249,815	1.9
5,000,000	Mondelez Intl., 0.370%, 11/02/15	4,999,900	1.1
4,876,000	Pacific Gas Electric CP, 0.240%, 11/02/15	4,875,935	1.0
5,000,000	St. Jude, 0.380%, 11/02/15	4,999,896	1.0
		29,125,442	6.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.5%
27,096,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%†† (Cost $27,096,000)	27,096,000	5.5
	Total Short-Term Investments (Cost $56,221,763)	56,221,442	11.5
	Total Investments in Securities (Cost $539,296,356)	$536,851,392	109.8
	Liabilities in Excess of Other Assets	(48,097,338)	(9.8)
	Net Assets	$488,754,054	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of October 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@
Non-income producing security.

&
Payment-in-kind

W
Settlement is on a when-issued or delayed-delivery basis.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

CAD
Canadian Dollar

EUR
EU Euro

GBP
British Pound

MXN
Mexican Peso

Cost for federal income tax purposes is $540,242,397.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$6,672,003
Gross Unrealized Depreciation	(10,063,008)
Net Unrealized Depreciation	$(3,391,005)

Sector Diversification	Percentage of Net Assets
U.S. Treasury Obligations	19.8%
U.S. Government Agency Obligations	16.8
Foreign Government Bonds	15.6
Collateralized Mortgage Obligations	14.4
Financial	7.9
Communications	6.3
Consumer, Non-cyclical	4.0
Other Asset-Backed Securities	3.2
Technology	2.1
Utilities	1.9
Consumer, Cyclical	1.8
Basic Materials	1.7
Energy	1.7
Industrial	0.7
Purchased Options	0.3
Diversified	0.1
Exchange Traded Options	0.0
Short-Term Investments	11.5
Liabilities in Excess of Other Assets	(9.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Purchased Options	$234,725	$1,278,472	$—	$1,513,197
Corporate Bonds/Notes	—	138,137,171	—	138,137,171
Collateralized Mortgage Obligations	—	70,278,808	—	70,278,808
Short-Term Investments	27,096,000	29,125,442	—	56,221,442
U.S. Treasury Obligations	—	96,623,541	—	96,623,541
Asset-Backed Securities	—	15,583,779	—	15,583,779
U.S. Government Agency Obligations	—	82,142,135	—	82,142,135
Foreign Government Bonds	—	76,351,319	—	76,351,319
Total Investments, at fair value	$27,330,725	$509,520,667	$—	$536,851,392
Other Financial Instruments+
Centrally Cleared Swaps	—	28,975,583	—	28,975,583
Forward Foreign Currency Contracts	—	8,944,337	—	8,944,337
Futures	1,366,080	—	—	1,366,080
Total Assets	$28,696,805	$547,440,587	$—	$576,137,392
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(33,849,911)	$—	$(33,849,911)
Forward Foreign Currency Contracts	—	(9,044,405)	—	(9,044,405)
Futures	(313,326)	—	—	(313,326)
Written Options	(383,575)	(2,439,317)	—	(2,822,892)
Total Liabilities	$(696,901)	$(45,333,633)	$—	$(46,030,534)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At October 31, 2015, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	British Pound	1,066,813	Buy	11/06/15	$1,642,000	$1,644,563	$2,563
Barclays Bank PLC	Norwegian Krone	10,518,181	Buy	11/06/15	1,227,000	1,237,844	10,844
Barclays Bank PLC	Norwegian Krone	11,168,768	Buy	11/06/15	1,320,000	1,314,409	(5,591)
Barclays Bank PLC	Norwegian Krone	8,180,924	Buy	11/06/15	981,000	962,781	(18,219)
Barclays Bank PLC	Canadian Dollar	7,270,042	Buy	11/06/15	5,582,000	5,559,730	(22,270)
Barclays Bank PLC	Swedish Krona	15,511,760	Buy	11/06/15	1,884,000	1,815,729	(68,271)
Barclays Bank PLC	Swedish Krona	14,568,841	Buy	11/06/15	1,771,000	1,705,355	(65,645)
Barclays Bank PLC	Canadian Dollar	2,599,413	Buy	11/06/15	1,970,000	1,987,889	17,889
BNP Paribas Bank	EU Euro	6,794	Buy	11/06/15	7,562	7,472	(90)
Citigroup, Inc.	Swedish Krona	15,553,120	Buy	11/06/15	1,887,000	1,820,570	(66,430)
Citigroup, Inc.	Norwegian Krone	7,556,101	Buy	11/06/15	922,000	889,248	(32,752)
Citigroup, Inc.	Swedish Krona	4,927,452	Buy	11/06/15	594,000	576,783	(17,217)
Citigroup, Inc.	Australian Dollar	1,884,044	Buy	11/06/15	1,317,000	1,343,303	26,303
Citigroup, Inc.	Norwegian Krone	15,418,669	Buy	11/06/15	1,875,000	1,814,564	(60,436)
Citigroup, Inc.	Swedish Krona	44,453,833	Buy	11/06/15	5,298,000	5,203,542	(94,458)
Citigroup, Inc.	New Zealand Dollar	1,759,370	Buy	11/06/15	1,116,000	1,191,090	75,090
Citigroup, Inc.	Swedish Krona	23,662,589	Buy	11/06/15	2,820,000	2,769,824	(50,176)
Citigroup, Inc.	EU Euro	854,204	Buy	11/06/15	933,000	939,361	6,361
Citigroup, Inc.	Canadian Dollar	1,753,989	Buy	11/06/15	1,332,000	1,341,355	9,355
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Canadian Dollar	1,366,599	Buy	11/06/15	1,043,000	1,045,100	2,100
Citigroup, Inc.	Swedish Krona	9,828,004	Buy	11/06/15	1,177,000	1,150,417	(26,583)
Citigroup, Inc.	EU Euro	1,001,039	Buy	11/06/15	1,121,000	1,100,834	(20,166)
Citigroup, Inc.	Swiss Franc	1,640,536	Buy	11/06/15	1,692,000	1,659,857	(32,143)
Citigroup, Inc.	Norwegian Krone	10,078,328	Buy	11/06/15	1,222,000	1,186,079	(35,921)
Citigroup, Inc.	Canadian Dollar	1,558,366	Buy	11/06/15	1,192,000	1,191,753	(247)
Citigroup, Inc.	EU Euro	1,397,509	Buy	11/06/15	1,558,000	1,536,828	(21,172)
Citigroup, Inc.	Australian Dollar	5,535,948	Buy	11/06/15	4,063,032	3,947,072	(115,960)
Citigroup, Inc.	EU Euro	728,204	Buy	11/06/15	805,000	800,799	(4,201)
Citigroup, Inc.	Australian Dollar	3,777,467	Buy	11/06/15	2,768,260	2,693,293	(74,967)
Citigroup, Inc.	EU Euro	970,740	Buy	11/06/15	1,071,000	1,067,515	(3,485)
Citigroup, Inc.	British Pound	16,315,396	Buy	11/06/15	25,256,892	25,151,260	(105,632)
Citigroup, Inc.	Hong Kong Sar Dollar	1,153,673	Buy	11/06/15	148,806	148,851	45
Citigroup, Inc.	Thai Baht	56,694,198	Buy	11/06/15	1,598,686	1,593,812	(4,874)
Citigroup, Inc.	Israeli New Shekel	2,455,415	Buy	12/18/15	625,585	634,830	9,245
Deutsche Bank AG	Australian Dollar	5,387,226	Buy	11/06/15	3,806,000	3,841,034	35,034
Deutsche Bank AG	Australian Dollar	14,579,130	Buy	11/06/15	10,203,000	10,394,763	191,763
Deutsche Bank AG	Norwegian Krone	16,602,455	Buy	11/06/15	2,015,000	1,953,879	(61,121)
Deutsche Bank AG	Australian Dollar	2,306,952	Buy	11/06/15	1,647,000	1,644,832	(2,168)
Deutsche Bank AG	New Zealand Dollar	1,655,412	Buy	11/06/15	1,122,000	1,120,710	(1,290)
Deutsche Bank AG	Swedish Krona	21,090,160	Buy	11/06/15	2,531,000	2,468,708	(62,292)
Deutsche Bank AG	New Zealand Dollar	1,968,928	Buy	11/06/15	1,315,000	1,332,960	17,960
Deutsche Bank AG	EU Euro	1,439,048	Buy	11/06/15	1,589,000	1,582,509	(6,491)
Deutsche Bank AG	British Pound	1,064,666	Buy	11/06/15	1,634,000	1,641,253	7,253
Deutsche Bank AG	British Pound	2,460,305	Buy	11/06/15	3,787,000	3,792,723	5,723
Deutsche Bank AG	British Pound	1,206,730	Buy	11/06/15	1,861,000	1,860,254	(746)
Deutsche Bank AG	EU Euro	11,569,569	Buy	11/06/15	13,209,000	12,722,956	(486,044)
Deutsche Bank AG	EU Euro	2,153,301	Buy	11/06/15	2,450,000	2,367,967	(82,033)
Deutsche Bank AG	Swiss Franc	1,137,767	Buy	11/06/15	1,168,000	1,151,167	(16,833)
Deutsche Bank AG	EU Euro	1,682,030	Buy	11/06/15	1,874,000	1,849,714	(24,286)
Deutsche Bank AG	EU Euro	1,344,273	Buy	11/06/15	1,506,000	1,478,286	(27,714)
Deutsche Bank AG	Swiss Franc	2,296,563	Buy	11/06/15	2,397,000	2,323,610	(73,390)
Deutsche Bank AG	EU Euro	3,965,225	Buy	11/06/15	4,535,000	4,360,524	(174,476)
Deutsche Bank AG	Norwegian Krone	11,471,690	Buy	11/06/15	1,419,000	1,350,059	(68,941)
Deutsche Bank AG	Swiss Franc	1,274,359	Buy	11/06/15	1,311,000	1,289,367	(21,633)
Deutsche Bank AG	EU Euro	21,471,081	Buy	11/06/15	24,955,000	23,611,564	(1,343,436)
Deutsche Bank AG	Australian Dollar	2,129,096	Buy	11/06/15	1,548,000	1,518,023	(29,977)
Deutsche Bank AG	Romanian New Leu	62,298	Buy	12/18/15	15,611	15,442	(169)
Goldman Sachs & Co.	British Pound	861,260	Buy	11/06/15	1,307,000	1,327,689	20,689
Goldman Sachs & Co.	Canadian Dollar	1,358,565	Buy	11/06/15	1,031,000	1,038,956	7,956
Goldman Sachs & Co.	New Zealand Dollar	1,766,862	Buy	11/06/15	1,119,000	1,196,162	77,162
Goldman Sachs & Co.	Swiss Franc	2,510,132	Buy	11/06/15	2,585,000	2,539,695	(45,305)
Goldman Sachs & Co.	EU Euro	1,326,832	Buy	11/06/15	1,486,000	1,459,105	(26,895)
Goldman Sachs & Co.	Norwegian Krone	16,459,527	Buy	11/06/15	1,998,000	1,937,058	(60,942)
Goldman Sachs & Co.	Swiss Franc	2,631,064	Buy	11/06/15	2,748,000	2,662,050	(85,950)
Goldman Sachs & Co.	New Zealand Dollar	1,048,735	Buy	11/06/15	690,763	709,992	19,229
Goldman Sachs & Co.	Singapore Dollar	1,168,896	Buy	11/06/15	840,866	834,305	(6,561)
Goldman Sachs & Co.	Chilean Peso	42,359,358	Buy	12/18/15	60,814	60,990	176
Goldman Sachs & Co.	Czech Koruna	12,398,032	Buy	12/18/15	513,304	503,780	(9,524)
Goldman Sachs & Co.	Turkish Lira	2,137,465	Buy	12/18/15	693,917	723,340	29,423
HSBC Bank PLC	Malaysian Ringgit	3,721,157	Buy	11/06/15	927,784	866,020	(61,764)
HSBC Bank PLC	Colombian Peso	21,945,913	Buy	12/18/15	7,007	7,535	528
HSBC Bank PLC	Peruvian Nuevo Sol	172,112	Buy	12/18/15	51,943	52,057	114
JPMorgan Chase & Co.	Japanese Yen	1,713,557,768	Buy	11/06/15	14,218,000	14,200,736	(17,264)
JPMorgan Chase & Co.	Australian Dollar	7,444,432	Buy	11/06/15	5,393,000	5,307,800	(85,200)
JPMorgan Chase & Co.	Swedish Krona	14,979,748	Buy	11/06/15	1,800,000	1,753,454	(46,546)
JPMorgan Chase & Co.	British Pound	2,077,306	Buy	11/06/15	3,208,000	3,202,304	(5,696)
JPMorgan Chase & Co.	Japanese Yen	1,756,110,401	Buy	11/06/15	14,864,000	14,553,382	(310,618)
JPMorgan Chase & Co.	Japanese Yen	1,401,829,058	Buy	11/06/15	11,763,000	11,617,353	(145,647)
JPMorgan Chase & Co.	Japanese Yen	2,045,813,872	Buy	11/06/15	17,233,000	16,954,236	(278,764)
JPMorgan Chase & Co.	New Zealand Dollar	2,351,346	Buy	11/06/15	1,497,000	1,591,856	94,856
JPMorgan Chase & Co.	New Zealand Dollar	2,414,605	Buy	11/06/15	1,526,000	1,634,682	108,682
JPMorgan Chase & Co.	Swiss Franc	2,148,917	Buy	11/06/15	2,238,000	2,174,225	(63,775)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Australian Dollar	2,658,088	Buy	11/06/15	1,901,000	1,895,188	(5,812)
JPMorgan Chase & Co.	Swiss Franc	2,603,780	Buy	11/06/15	2,704,000	2,634,445	(69,555)
JPMorgan Chase & Co.	Norwegian Krone	13,756,575	Buy	11/06/15	1,655,000	1,618,958	(36,042)
JPMorgan Chase & Co.	Norwegian Krone	10,060,347	Buy	11/06/15	1,198,000	1,183,963	(14,037)
JPMorgan Chase & Co.	Canadian Dollar	4,506,552	Buy	11/06/15	3,377,000	3,446,364	69,364
JPMorgan Chase & Co.	British Pound	1,138,910	Buy	11/06/15	1,787,000	1,755,705	(31,295)
JPMorgan Chase & Co.	EU Euro	4,694,905	Buy	11/06/15	5,433,000	5,162,947	(270,053)
JPMorgan Chase & Co.	EU Euro	4,065,621	Buy	11/06/15	4,713,000	4,470,929	(242,071)
JPMorgan Chase & Co.	EU Euro	1,828,153	Buy	11/06/15	2,053,000	2,010,404	(42,596)
JPMorgan Chase & Co.	British Pound	2,127,210	Buy	11/06/15	3,337,000	3,279,235	(57,765)
JPMorgan Chase & Co.	Canadian Dollar	4,378,982	Buy	11/06/15	3,345,000	3,348,806	3,806
JPMorgan Chase & Co.	Australian Dollar	1,981,014	Buy	11/06/15	1,452,000	1,412,441	(39,559)
JPMorgan Chase & Co.	Swiss Franc	3,100,924	Buy	11/06/15	3,181,000	3,137,444	(43,556)
JPMorgan Chase & Co.	Norwegian Krone	6,890,437	Buy	11/06/15	837,000	810,909	(26,091)
JPMorgan Chase & Co.	Canadian Dollar	13,242,023	Buy	11/06/15	10,196,033	10,126,774	(69,259)
JPMorgan Chase & Co.	Canadian Dollar	3,285,624	Buy	11/06/15	2,527,000	2,512,665	(14,335)
JPMorgan Chase & Co.	Japanese Yen	5,249,950,570	Buy	11/06/15	42,436,535	43,507,821	1,071,286
JPMorgan Chase & Co.	Norwegian Krone	60,100,278	Buy	11/06/15	7,371,266	7,072,969	(298,297)
JPMorgan Chase & Co.	Swedish Krona	2,787,322	Buy	11/06/15	325,969	326,270	301
JPMorgan Chase & Co.	Australian Dollar	3,624,016	Buy	11/06/15	2,674,000	2,583,884	(90,116)
JPMorgan Chase & Co.	Canadian Dollar	8,360,174	Buy	11/06/15	6,359,051	6,393,403	34,352
JPMorgan Chase & Co.	Japanese Yen	3,322,803,701	Buy	11/06/15	26,692,775	27,537,011	844,236
JPMorgan Chase & Co.	South Korean Won	6,807,577,482	Buy	11/06/15	5,832,400	5,969,891	137,491
JPMorgan Chase & Co.	Brazilian Real	97,178	Buy	12/18/15	24,771	24,829	58
JPMorgan Chase & Co.	Russian Ruble	31,185,849	Buy	12/18/15	446,501	481,355	34,854
JPMorgan Chase & Co.	Swiss Franc	1,826,042	Buy	11/06/15	1,887,000	1,847,548	(39,452)
JPMorgan Chase & Co.	Canadian Dollar	2,969,325	Buy	11/06/15	2,248,000	2,270,777	22,777
JPMorgan Chase & Co.	Australian Dollar	1,716,955	Buy	11/06/15	1,200,000	1,224,171	24,171
JPMorgan Chase & Co.	Norwegian Krone	18,559,050	Buy	11/06/15	2,242,000	2,184,143	(57,857)
Morgan Stanley	Japanese Yen	67,085,743	Buy	11/06/15	557,000	555,958	(1,042)
Morgan Stanley	British Pound	636,842	Buy	11/06/15	967,000	981,735	14,735
Morgan Stanley	New Zealand Dollar	1,654,509	Buy	11/06/15	1,037,000	1,120,099	83,099
Morgan Stanley	Hungarian Forint	44,150,298	Buy	12/18/15	156,302	156,138	(164)
Morgan Stanley	Mexican Peso	103,992,960	Buy	12/18/15	6,130,880	6,275,001	144,121
Morgan Stanley	Polish Zloty	4,397,765	Buy	12/18/15	1,156,555	1,136,546	(20,009)
Morgan Stanley	South African Rand	15,146,779	Buy	12/18/15	1,086,930	1,085,610	(1,320)
Morgan Stanley	Japanese Yen	1,180,442,800	Buy	11/06/15	9,926,000	9,782,662	(143,338)
Morgan Stanley	Swedish Krona	11,856,424	Buy	11/06/15	1,465,000	1,387,853	(77,147)
Morgan Stanley	EU Euro	1,279,647	Buy	11/06/15	1,455,000	1,407,217	(47,783)
Morgan Stanley	EU Euro	569,222	Buy	11/06/15	642,000	625,968	(16,032)
Morgan Stanley	EU Euro	1,031,185	Buy	11/06/15	1,163,000	1,133,985	(29,015)
Morgan Stanley	EU Euro	5,919,547	Buy	11/06/15	6,649,918	6,509,675	(140,243)
Morgan Stanley	British Pound	502,474	Buy	11/06/15	763,000	774,597	11,597
Morgan Stanley	Japanese Yen	635,281,122	Buy	11/06/15	5,304,705	5,264,753	(39,952)
Morgan Stanley	EU Euro	1,160,092	Buy	11/06/15	1,303,000	1,275,743	(27,257)
Morgan Stanley	New Zealand Dollar	3,157,200	Buy	11/06/15	1,965,000	2,137,418	172,418
Morgan Stanley	Australian Dollar	2,140,519	Buy	11/06/15	1,531,000	1,526,167	(4,833)
Morgan Stanley	EU Euro	933,011	Buy	11/06/15	1,062,000	1,026,025	(35,975)
Morgan Stanley	EU Euro	8,955,643	Buy	11/06/15	10,137,443	9,848,444	(288,999)
Morgan Stanley	British Pound	660,470	Buy	11/06/15	1,023,419	1,018,159	(5,260)
Morgan Stanley	New Zealand Dollar	5,321,544	Buy	11/06/15	3,427,000	3,602,675	175,675
Morgan Stanley	British Pound	1,671,699	Buy	11/06/15	2,585,000	2,577,035	(7,965)
Morgan Stanley	British Pound	5,524,849	Buy	11/06/15	8,694,000	8,516,919	(177,081)
Morgan Stanley	Norwegian Krone	22,752,454	Buy	11/06/15	2,766,000	2,677,648	(88,352)
Morgan Stanley	British Pound	1,117,948	Buy	11/06/15	1,744,000	1,723,390	(20,610)
Morgan Stanley	Canadian Dollar	2,718,789	Buy	11/06/15	2,073,000	2,079,181	6,181
Morgan Stanley	Swiss Franc	8,961,159	Buy	11/06/15	9,126,588	9,066,696	(59,892)
Morgan Stanley	Danish Krone	11,481,481	Buy	11/06/15	1,689,310	1,692,966	3,656
Morgan Stanley	EU Euro	112,188,744	Buy	11/06/15	123,083,741	123,373,002	289,261
							$(3,440,632)
Barclays Bank PLC	Norwegian Krone	13,418,715	Sell	11/06/15	$1,618,000	$1,579,197	$38,803
Barclays Bank PLC	Norwegian Krone	18,144,920	Sell	11/06/15	2,187,000	2,135,406	51,594
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Norwegian Krone	9,474,279	Sell	11/06/15	1,117,000	1,114,991	2,009
Barclays Bank PLC	Swedish Krona	9,544,975	Sell	11/06/15	1,119,000	1,117,287	1,713
Barclays Bank PLC	Norwegian Krone	11,022,974	Sell	11/06/15	1,285,000	1,297,251	(12,251)
Barclays Bank PLC	Swedish Krona	9,649,760	Sell	11/06/15	1,129,000	1,129,552	(552)
Barclays Bank PLC	Canadian Dollar	2,750,606	Sell	11/06/15	2,086,000	2,103,513	(17,513)
Barclays Bank PLC	Swedish Krona	18,819,482	Sell	11/06/15	2,211,000	2,202,914	8,086
Barclays Bank PLC	Norwegian Krone	25,314,516	Sell	11/06/15	3,053,000	2,979,168	73,832
Barclays Bank PLC	Norwegian Krone	8,112,040	Sell	11/06/15	997,000	954,675	42,325
Barclays Bank PLC	EU Euro	1,910,702	Sell	11/06/15	2,171,000	2,101,183	69,817
Barclays Bank PLC	British Pound	1,290,642	Sell	11/06/15	1,991,000	1,989,610	1,390
Barclays Bank PLC	Swiss Franc	2,552,876	Sell	11/06/15	2,630,000	2,582,941	47,059
Citigroup, Inc.	New Zealand Dollar	1,185,851	Sell	11/06/15	797,000	802,819	(5,819)
Citigroup, Inc.	Australian Dollar	1,341,455	Sell	11/06/15	946,000	956,443	(10,443)
Citigroup, Inc.	EU Euro	1,922,352	Sell	11/06/15	2,181,000	2,113,994	67,006
Citigroup, Inc.	EU Euro	717,193	Sell	11/06/15	804,000	788,691	15,309
Citigroup, Inc.	British Pound	1,575,350	Sell	11/06/15	2,420,000	2,428,506	(8,506)
Citigroup, Inc.	British Pound	1,969,299	Sell	11/06/15	3,005,000	3,035,804	(30,804)
Citigroup, Inc.	Swedish Krona	12,158,991	Sell	11/06/15	1,494,000	1,423,270	70,730
Citigroup, Inc.	Swedish Krona	15,044,644	Sell	11/06/15	1,842,000	1,761,050	80,950
Citigroup, Inc.	Swedish Krona	14,886,861	Sell	11/06/15	1,822,000	1,742,581	79,419
Citigroup, Inc.	British Pound	606,060	Sell	11/06/15	919,000	934,282	(15,282)
Citigroup, Inc.	Canadian Dollar	1,722,923	Sell	11/06/15	1,299,000	1,317,597	(18,597)
Citigroup, Inc.	Norwegian Krone	8,164,441	Sell	11/06/15	992,000	960,842	31,158
Citigroup, Inc.	New Zealand Dollar	2,469,067	Sell	11/06/15	1,564,000	1,671,554	(107,554)
Citigroup, Inc.	Norwegian Krone	6,806,367	Sell	11/06/15	819,000	801,015	17,985
Citigroup, Inc.	Swedish Krona	23,117,864	Sell	11/06/15	2,739,000	2,706,061	32,939
Citigroup, Inc.	Swedish Krona	11,717,419	Sell	11/06/15	1,384,000	1,371,582	12,418
Citigroup, Inc.	British Pound	902,572	Sell	11/06/15	1,392,000	1,391,374	626
Citigroup, Inc.	Canadian Dollar	4,329,178	Sell	11/06/15	3,309,000	3,310,718	(1,718)
Citigroup, Inc.	British Pound	3,465,441	Sell	11/06/15	5,417,247	5,342,207	75,040
Citigroup, Inc.	Norwegian Krone	9,766,566	Sell	11/06/15	1,189,000	1,149,389	39,611
Deutsche Bank AG	Swiss Franc	5,036,899	Sell	11/06/15	5,155,000	5,096,219	58,781
Deutsche Bank AG	EU Euro	2,229,553	Sell	11/06/15	2,500,000	2,451,820	48,180
Deutsche Bank AG	British Pound	3,662,459	Sell	11/06/15	5,636,000	5,645,922	(9,922)
Deutsche Bank AG	British Pound	2,396,086	Sell	11/06/15	3,654,000	3,693,725	(39,725)
Deutsche Bank AG	Japanese Yen	4,015,233,623	Sell	11/06/15	33,155,000	33,275,373	(120,373)
Deutsche Bank AG	Swedish Krona	9,686,418	Sell	11/06/15	1,138,000	1,133,843	4,157
Deutsche Bank AG	Australian Dollar	3,045,254	Sell	11/06/15	2,206,000	2,171,233	34,767
Deutsche Bank AG	Australian Dollar	2,361,607	Sell	11/06/15	1,703,000	1,683,801	19,199
Deutsche Bank AG	British Pound	4,283,010	Sell	11/06/15	6,622,000	6,602,542	19,458
Deutsche Bank AG	British Pound	867,847	Sell	11/06/15	1,323,000	1,337,843	(14,843)
Deutsche Bank AG	Norwegian Krone	18,066,267	Sell	11/06/15	2,132,000	2,126,149	5,851
Deutsche Bank AG	British Pound	3,017,067	Sell	11/06/15	4,701,000	4,651,007	49,993
Deutsche Bank AG	British Pound	801,303	Sell	11/06/15	1,229,000	1,235,261	(6,261)
Deutsche Bank AG	EU Euro	1,749,206	Sell	11/06/15	1,971,000	1,923,587	47,413
Deutsche Bank AG	EU Euro	1,462,404	Sell	11/06/15	1,661,000	1,608,193	52,807
Goldman Sachs & Co.	Swedish Krona	22,972,545	Sell	11/06/15	2,719,000	2,689,051	29,949
Goldman Sachs & Co.	Canadian Dollar	2,948,192	Sell	11/06/15	2,229,000	2,254,616	(25,616)
Goldman Sachs & Co.	EU Euro	2,305,008	Sell	11/06/15	2,659,000	2,534,797	124,203
Goldman Sachs & Co.	Canadian Dollar	8,833,713	Sell	11/06/15	6,673,000	6,755,540	(82,540)
Goldman Sachs & Co.	Swedish Krona	12,973,439	Sell	11/06/15	1,567,000	1,518,606	48,394
HSBC Bank PLC	Thai Baht	64,125,880	Sell	01/15/16	1,784,000	1,798,207	(14,207)
JPMorgan Chase & Co.	Japanese Yen	171,357,660	Sell	11/06/15	1,415,000	1,420,089	(5,089)
JPMorgan Chase & Co.	Australian Dollar	1,595,045	Sell	11/06/15	1,145,000	1,137,250	7,750
JPMorgan Chase & Co.	Australian Dollar	2,081,697	Sell	11/06/15	1,500,000	1,484,228	15,772
JPMorgan Chase & Co.	EU Euro	19,601,568	Sell	11/06/15	21,571,000	21,555,676	15,324
JPMorgan Chase & Co.	New Zealand Dollar	2,943,994	Sell	11/06/15	1,995,000	1,993,078	1,922
JPMorgan Chase & Co.	EU Euro	3,407,604	Sell	11/06/15	3,788,000	3,747,313	40,687
JPMorgan Chase & Co.	Japanese Yen	667,906,540	Sell	11/06/15	5,534,000	5,535,130	(1,130)
JPMorgan Chase & Co.	New Zealand Dollar	3,855,643	Sell	11/06/15	2,615,000	2,610,262	4,738
JPMorgan Chase & Co.	Swiss Franc	3,535,401	Sell	11/06/15	3,643,000	3,577,038	65,962
JPMorgan Chase & Co.	Japanese Yen	92,119,012	Sell	11/06/15	770,000	763,416	6,584
JPMorgan Chase & Co.	Australian Dollar	12,534,729	Sell	11/06/15	8,743,000	8,937,127	(194,127)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	British Pound	673,835	Sell	11/06/15	1,027,000	1,038,762	(11,762)
JPMorgan Chase & Co.	Canadian Dollar	6,902,604	Sell	11/06/15	5,171,000	5,278,734	(107,734)
JPMorgan Chase & Co.	Australian Dollar	3,796,744	Sell	11/06/15	2,685,000	2,707,038	(22,038)
JPMorgan Chase & Co.	British Pound	590,181	Sell	11/06/15	915,000	909,802	5,198
JPMorgan Chase & Co.	Canadian Dollar	3,045,677	Sell	11/06/15	2,300,000	2,329,167	(29,167)
JPMorgan Chase & Co.	Norwegian Krone	7,361,801	Sell	11/06/15	891,000	866,382	24,618
JPMorgan Chase & Co.	Australian Dollar	2,419,970	Sell	11/06/15	1,728,000	1,725,413	2,587
JPMorgan Chase & Co.	New Zealand Dollar	2,102,971	Sell	11/06/15	1,351,000	1,423,707	(72,707)
JPMorgan Chase & Co.	Japanese Yen	498,162,953	Sell	11/06/15	4,128,000	4,128,417	(417)
JPMorgan Chase & Co.	Australian Dollar	3,230,283	Sell	11/06/15	2,285,000	2,303,157	(18,157)
JPMorgan Chase & Co.	Swiss Franc	960,280	Sell	11/06/15	1,010,000	971,590	38,410
JPMorgan Chase & Co.	EU Euro	20,541,098	Sell	11/06/15	23,651,000	22,588,870	1,062,130
JPMorgan Chase & Co.	Swiss Franc	2,851,253	Sell	11/06/15	3,043,000	2,884,832	158,168
JPMorgan Chase & Co.	Australian Dollar	6,858,351	Sell	11/06/15	4,914,000	4,889,930	24,070
JPMorgan Chase & Co.	New Zealand Dollar	2,692,079	Sell	11/06/15	1,745,000	1,822,532	(77,532)
JPMorgan Chase & Co.	Norwegian Krone	45,102,898	Sell	11/06/15	5,487,000	5,307,986	179,014
JPMorgan Chase & Co.	Australian Dollar	4,793,843	Sell	11/06/15	3,505,000	3,417,958	87,042
JPMorgan Chase & Co.	EU Euro	3,564,788	Sell	11/06/15	3,970,000	3,920,167	49,833
JPMorgan Chase & Co.	British Pound	54,479	Sell	11/06/15	84,902	83,983	919
JPMorgan Chase & Co.	Japanese Yen	112,965,075	Sell	11/06/15	909,000	936,173	(27,173)
JPMorgan Chase & Co.	Swiss Franc	11,477,578	Sell	11/06/15	11,872,865	11,612,751	260,114
JPMorgan Chase & Co.	Swedish Krona	15,010,790	Sell	11/06/15	1,716,711	1,757,088	(40,377)
JPMorgan Chase & Co.	Indonesian Rupiah	1,261,220,000	Sell	11/06/15	90,873	92,039	(1,166)
JPMorgan Chase & Co.	Philippine Peso	133,150,200	Sell	12/04/15	2,836,000	2,841,872	(5,872)
JPMorgan Chase & Co.	South Korean Won	5,208,604,200	Sell	01/15/16	4,391,000	4,551,679	(160,679)
JPMorgan Chase & Co.	New Zealand Dollar	2,098,695	Sell	11/06/15	1,364,000	1,420,812	(56,812)
JPMorgan Chase & Co.	New Zealand Dollar	3,622,088	Sell	11/06/15	2,382,000	2,452,146	(70,146)
Morgan Stanley	Canadian Dollar	1,625,048	Sell	11/06/15	1,227,000	1,242,748	(15,748)
Morgan Stanley	British Pound	1,931,596	Sell	11/06/15	2,982,000	2,977,683	4,317
Morgan Stanley	Australian Dollar	3,372,325	Sell	11/06/15	2,327,000	2,404,432	(77,432)
Morgan Stanley	EU Euro	1,170,466	Sell	11/06/15	1,304,000	1,287,151	16,849
Morgan Stanley	EU Euro	1,114,959	Sell	11/06/15	1,255,000	1,226,111	28,889
Morgan Stanley	British Pound	597,597	Sell	11/06/15	923,000	921,235	1,765
Morgan Stanley	Swiss Franc	808,794	Sell	11/06/15	817,000	818,319	(1,319)
Morgan Stanley	Swedish Krona	14,758,511	Sell	11/06/15	1,777,000	1,727,557	49,443
Morgan Stanley	British Pound	12,846,767	Sell	11/06/15	19,795,000	19,804,139	(9,139)
Morgan Stanley	Australian Dollar	2,229,902	Sell	11/06/15	1,581,000	1,589,896	(8,896)
Morgan Stanley	EU Euro	12,593,939	Sell	11/06/15	14,143,832	13,849,447	294,385
Morgan Stanley	EU Euro	1,309,908	Sell	11/06/15	1,453,000	1,440,494	12,506
Morgan Stanley	EU Euro	41,126,248	Sell	11/06/15	46,108,047	45,226,183	881,864
Morgan Stanley	New Zealand Dollar	5,406,928	Sell	11/06/15	3,533,633	3,660,479	(126,846)
Morgan Stanley	Norwegian Krone	79,589,640	Sell	11/06/15	9,647,321	9,366,597	280,724
							$3,340,564

At October 31, 2015, the following futures contracts were outstanding for Voya Global Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	73	12/08/15	$12,660,890	$521,528
Australia 10-Year Bond	20	12/15/15	1,844,953	18,022
Australia 3-Year Bond	81	12/15/15	6,486,909	37,012
Canada 10-Year Bond	74	12/18/15	7,951,208	(189,392)
CBOE Volatility Index	154	11/18/15	2,560,250	71,420
Euro-Bobl 5-Year	319	12/08/15	45,399,041	386,861
Euro-Schatz	131	12/08/15	16,059,161	31,440
Japanese Government Bonds 10-Year Mini	1	12/09/15	123,096	189
Long Gilt	71	12/29/15	12,888,096	45,761
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Gilt	18	12/29/15	2,889,468	5,274
U.S. Treasury 10-Year Note	113	12/21/15	14,428,688	(113,158)
U.S. Treasury 2-Year Note	17	12/31/15	3,717,156	(2,164)
U.S. Treasury Long Bond	138	12/21/15	21,588,375	146,749
			$148,597,291	$959,542
Short Contracts
Euro-Bund	(31)	12/08/15	(5,359,157)	6,016
U.S. Treasury 5-Year Note	(139)	12/31/15	(16,648,508)	95,808
U.S. Treasury Ultra Long Bond	(13)	12/21/15	(2,076,750)	(8,612)
			$(24,084,415)	$93,212

At October 31, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.848% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	07/06/45	EUR1,900,000	$(173,635)	$(171,177)
Receive a fixed rate equal to 1.622% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	07/09/45	EUR2,000,000	58,436	55,646
Receive a fixed rate equal to 1.488% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/05/45	EUR3,400,000	(26,861)	(27,735)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.534%	Chicago Mercantile Exchange	08/06/45	EUR2,300,000	(11,308)	(10,433)
Receive a fixed rate equal to 1.448% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/25/45	EUR7,600,000	(144,166)	(152,583)
Receive a fixed rate equal to 1.409% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/26/45	EUR3,500,000	(103,608)	(109,514)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.557%	Chicago Mercantile Exchange	08/27/45	EUR11,700,000	(130,221)	(132,428)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.615%	Chicago Mercantile Exchange	09/11/45	EUR16,600,000	(452,092)	(465,133)
Receive a fixed rate equal to 1.682% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/18/45	EUR20,500,000	935,366	960,033
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.675%	Chicago Mercantile Exchange	09/21/45	EUR2,900,000	(127,124)	(130,422)
Receive a fixed rate equal to 1.573% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/22/45	EUR5,800,000	90,644	93,229
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.612%	Chicago Mercantile Exchange	09/23/45	EUR5,910,000	(155,281)	(159,130)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.564%	Chicago Mercantile Exchange	09/24/45	EUR14,300,000	(187,926)	(195,280)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.530%	Chicago Mercantile Exchange	09/25/45	EUR10,500,000	(39,244)	(42,826)
Receive a fixed rate equal to 1.552% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/25/45	EUR11,700,000	113,313	118,758
Receive a fixed rate equal to 1.509% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/28/45	EUR7,000,000	(14,486)	(12,967)
Receive a fixed rate equal to 1.516% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/28/45	EUR2,200,000	(231)	329
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.524%	Chicago Mercantile Exchange	07/06/20	EUR9,950,000	143,910	143,202
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.451%	Chicago Mercantile Exchange	07/09/20	EUR9,900,000	(105,217)	(104,356)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.393%	Chicago Mercantile Exchange	08/05/20	EUR17,200,000	(124,421)	(124,825)
Receive a fixed rate equal to 0.393% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/06/20	EUR11,500,000	83,052	83,322
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.365%	Chicago Mercantile Exchange	08/25/20	EUR35,100,000	(191,300)	(190,778)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.372%	Chicago Mercantile Exchange	08/26/20	EUR17,600,000	(102,313)	(102,380)
Receive a fixed rate equal to 0.434% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/27/20	EUR58,400,000	531,199	540,292
Receive a fixed rate equal to 0.393% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/11/20	EUR42,100,000	280,060	285,631
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.429%	Chicago Mercantile Exchange	09/18/20	EUR58,500,000	(495,920)	(506,536)
Receive a fixed rate equal to 0.434% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/21/20	EUR4,700,000	40,889	41,804
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.381%	Chicago Mercantile Exchange	09/22/20	EUR23,400,000	(136,194)	(139,116)
Receive a fixed rate equal to 0.394% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/23/20	EUR26,730,000	173,991	177,686
Receive a fixed rate equal to 0.355% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/25/20	EUR32,800,000	144,656	148,415
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.369%	Chicago Mercantile Exchange	09/25/20	EUR15,800,000	(81,552)	(83,609)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.360%	Chicago Mercantile Exchange	09/28/20	EUR8,700,000	(40,268)	(41,298)
Receive a fixed rate equal to 1.043% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/11/25	EUR21,000,000	307,994	316,679
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.100%	Chicago Mercantile Exchange	09/18/25	EUR13,400,000	(276,085)	(283,470)
Receive a fixed rate equal to 1.101% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/21/25	EUR4,300,000	88,622	90,995
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.012%	Chicago Mercantile Exchange	09/22/25	EUR12,900,000	(143,011)	(147,052)
Receive a fixed rate equal to 0.976% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/24/25	EUR31,000,000	222,561	231,543
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.990%	Chicago Mercantile Exchange	09/25/25	EUR7,600,000	(65,743)	(68,176)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.965%	Chicago Mercantile Exchange	09/28/25	EUR10,000,000	(58,648)	(61,258)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.976%	Chicago Mercantile Exchange	10/15/25	EUR30,300,000	(198,067)	(206,423)
Receive a fixed rate equal to 0.900% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/26/25	EUR37,200,000	(73,889)	(71,937)
Receive a fixed rate equal to 0.902% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/27/25	EUR61,500,000	(102,662)	(99,485)
Receive a fixed rate equal to 1.555% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/15/45	EUR17,800,000	189,783	199,767
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.524%	Chicago Mercantile Exchange	10/19/45	EUR6,000,000	(12,964)	(13,960)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.498%	Chicago Mercantile Exchange	10/26/45	EUR18,100,000	92,532	90,283
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.527%	Chicago Mercantile Exchange	10/27/45	EUR23,200,000	(69,004)	(72,109)
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	05/21/24	JPY3,232,000,000	842,899	922,324
Receive a fixed rate equal to 1.289% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/04/45	JPY1,754,000,000	(80,147)	(91,052)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.443%	Chicago Mercantile Exchange	02/24/45	JPY797,101,798	(224,767)	(225,754)
Receive a fixed rate equal to 0.558% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/24/45	JPY1,844,721,303	172,719	172,361
Receive a fixed rate equal to 2.928% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/35	USD9,300,000	699,688	699,688
Receive a fixed rate equal to 2.832% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/09/45	USD3,400,000	199,905	199,905
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.901%	Chicago Mercantile Exchange	07/13/45	USD7,000,000	(516,494)	(516,494)
Receive a fixed rate equal to 2.896% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/21/45	USD2,734,000	198,858	198,858
Receive a fixed rate equal to 2.860% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/24/45	USD4,101,000	266,492	266,492
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.782%	Chicago Mercantile Exchange	07/29/45	USD6,800,000	(327,143)	(327,143)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.799%	Chicago Mercantile Exchange	07/30/45	USD4,100,000	(212,294)	(212,294)
Receive a fixed rate equal to 2.808% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/31/45	USD16,500,000	891,355	891,355
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.687%	Chicago Mercantile Exchange	09/25/45	USD3,300,000	(88,674)	(88,674)
Receive a fixed rate equal to 2.613% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/28/45	USD4,900,000	52,524	52,524
Receive a fixed rate equal to 0.771% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/16	USD120,000,000	(266,826)	(266,826)
Receive a fixed rate equal to 1.178% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/15/18	USD97,200,000	443,290	443,290
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.166%	Chicago Mercantile Exchange	05/20/18	USD48,600,000	(201,943)	(201,943)
Receive a fixed rate equal to 1.208% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/21/18	USD28,500,000	149,036	149,036
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.231%	Chicago Mercantile Exchange	05/27/18	USD57,300,000	(326,885)	(326,885)
Receive a fixed rate equal to 1.224% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/27/18	USD40,000,000	220,532	220,532
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.206% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/01/18	USD28,500,000	142,537	142,537
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.257%	Chicago Mercantile Exchange	06/04/18	USD28,600,000	(179,284)	(179,284)
Receive a fixed rate equal to 1.323% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/10/18	USD22,700,000	179,133	179,133
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.347%	Chicago Mercantile Exchange	06/11/18	USD28,400,000	(241,767)	(241,767)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.374%	Chicago Mercantile Exchange	06/12/18	USD11,347,000	(104,245)	(104,245)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.267%	Chicago Mercantile Exchange	06/19/18	USD57,569,000	(364,235)	(364,235)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.283%	Chicago Mercantile Exchange	06/26/18	USD19,900,000	(133,498)	(133,498)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.301%	Chicago Mercantile Exchange	07/03/18	USD19,900,000	(141,271)	(141,271)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.249%	Chicago Mercantile Exchange	07/06/18	USD19,900,000	(113,367)	(113,367)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.230%	Chicago Mercantile Exchange	07/14/18	USD29,000,000	(147,511)	(147,511)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.277%	Chicago Mercantile Exchange	07/15/18	USD96,800,000	(614,967)	(614,967)
Receive a fixed rate equal to 1.285% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/27/18	USD188,300,000	1,216,194	1,216,194
Receive a fixed rate equal to 1.525% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/11/19	USD65,900,000	667,982	667,982
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.465%	Chicago Mercantile Exchange	05/18/19	USD37,200,000	(295,321)	(295,321)
Receive a fixed rate equal to 1.460% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/01/19	USD25,900,000	194,537	194,537
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.659%	Chicago Mercantile Exchange	06/09/19	USD28,600,000	(414,013)	(414,013)
Receive a fixed rate equal to 1.640% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/09/19	USD28,600,000	394,720	394,720
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.686%	Chicago Mercantile Exchange	06/15/19	USD28,400,000	(436,505)	(436,505)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.682%	Chicago Mercantile Exchange	06/15/19	USD28,400,000	(431,944)	(431,944)
Receive a fixed rate equal to 1.609% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/17/19	USD28,400,000	358,339	358,339
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.418%	Chicago Mercantile Exchange	07/09/19	USD17,500,000	(96,154)	(96,154)
Receive a fixed rate equal to 1.462% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/13/19	USD36,500,000	255,051	255,051
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.557%	Chicago Mercantile Exchange	07/21/19	USD14,639,000	(151,956)	(151,956)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.581%	Chicago Mercantile Exchange	07/24/19	USD21,958,500	(246,500)	(246,500)
Receive a fixed rate equal to 1.493% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/29/19	USD36,500,000	289,522	289,522
Receive a fixed rate equal to 1.502% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/30/19	USD22,000,000	182,723	182,723
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.534%	Chicago Mercantile Exchange	07/31/19	USD85,000,000	(805,952)	(805,952)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.794%	Chicago Mercantile Exchange	08/08/19	USD20,000,000	(377,632)	(377,632)
Receive a fixed rate equal to 1.301% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/25/19	USD15,800,000	(7,286)	(7,286)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.261%	Chicago Mercantile Exchange	09/28/19	USD22,500,000	47,479	47,479
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD103,870,000	(1,387,474)	(1,387,474)
Receive a fixed rate equal to 2.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD211,860,000	5,547,003	5,547,003
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.761%	Chicago Mercantile Exchange	12/15/19	USD25,000,000	(407,401)	(407,401)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.882%	Chicago Mercantile Exchange	06/30/20	USD47,338,000	(918,691)	(918,691)
Receive a fixed rate equal to 1.780% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/06/20	USD15,700,000	228,249	228,249
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.325%	Chicago Mercantile Exchange	10/16/20	USD7,853,000	70,070	75,658
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.373%	Chicago Mercantile Exchange	10/29/20	USD39,100,000	269,314	269,314
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.223%	Chicago Mercantile Exchange	05/15/21	USD36,000,000	(1,194,747)	(1,194,747)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.225%	Chicago Mercantile Exchange	05/15/21	USD54,900,000	(1,826,413)	(1,826,413)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.507%	Chicago Mercantile Exchange	10/09/24	USD13,000,000	(548,583)	(548,583)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD53,952,000	1,832,270	1,832,270
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD112,280,000	(7,107,653)	(7,107,653)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.189%	Chicago Mercantile Exchange	05/05/25	USD65,000,000	(806,021)	(806,022)
Receive a fixed rate equal to 2.168% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/05/25	USD65,000,000	685,137	685,137
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.464%	Chicago Mercantile Exchange	06/15/25	USD27,426,667	(996,388)	(996,388)
Receive a fixed rate equal to 2.488% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/16/25	USD34,000,000	1,308,213	1,308,213
Receive a fixed rate equal to 2.455% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/17/25	USD34,000,000	1,208,933	1,208,933
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.467%	Chicago Mercantile Exchange	06/19/25	USD6,239,000	(228,088)	(228,088)
Receive a fixed rate equal to 2.382% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/23/25	USD8,550,000	(247,448)	(247,448)
Receive a fixed rate equal to 2.528% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/25	USD24,930,000	1,044,725	1,044,725
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.543%	Chicago Mercantile Exchange	07/15/25	USD8,000,000	(345,853)	(345,853)
Receive a fixed rate equal to 2.232% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/14/25	USD12,900,000	182,664	182,664
Receive a fixed rate equal to 1.960% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/16/25	USD22,773,000	(256,999)	(293,315)
Receive a fixed rate equal to 1.979% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/29/25	USD22,700,000	(219,580)	(219,580)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.294%	Chicago Mercantile Exchange	06/10/35	USD17,000,000	(409,599)	(409,599)
Receive a fixed rate equal to 3.285% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/15/35	USD34,000,000	796,107	796,107
Receive a fixed rate equal to 2.805% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/16/35	USD26,350,000	1,456,086	1,456,086
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.834%	Chicago Mercantile Exchange	06/16/35	USD34,000,000	(2,038,971)	(2,038,971)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.810%	Chicago Mercantile Exchange	06/17/35	USD34,000,000	(1,910,786)	(1,910,786)
Receive a fixed rate equal to 2.815% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/19/35	USD7,146,000	406,975	406,975
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.753%	Chicago Mercantile Exchange	06/23/35	USD8,550,000	400,531	400,531
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.715%	Chicago Mercantile Exchange	05/11/45	USD12,000,000	(398,389)	(398,389)
Receive a fixed rate equal to 2.810% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/18/45	USD6,900,000	373,121	373,121
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.659%	Chicago Mercantile Exchange	06/01/45	USD10,300,000	(217,227)	(217,227)
Receive a fixed rate equal to 2.905% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/09/45	USD5,700,000	426,118	426,118
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.926%	Chicago Mercantile Exchange	06/09/45	USD5,700,000	(451,619)	(451,619)
Receive a fixed rate equal to 2.959% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/15/45	USD5,700,000	493,386	493,386
Receive a fixed rate equal to 2.980% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/15/45	USD5,700,000	518,897	518,897
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.891%	Chicago Mercantile Exchange	06/17/45	USD5,700,000	(408,795)	(408,795)
				$(4,908,425)	$(4,874,328)

At October 31, 2015, the following exchange-traded written options were outstanding for Voya Global Bond Fund:
Description	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Fair Value
Call on Eurodollar 1-Year Mid-Curve	98.87	12/11/15	916	$192,360	$(383,575)
				$192,360	$(383,575)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

At October 31, 2015, the following over-the-counter written options were outstanding for Voya Global Bond Fund:
Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Currencies
47,800,000	Bank of America	Put USD vs. Call JPY	118.500USD	11/02/15	$52,341	$(121)
		Total Written OTC Options			$52,341	$(121)

At October 31, 2015, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Morgan Stanley	3-month USD- LIBOR-BBA	Pay	0.580%	12/12/16	USD143,554,000	$418,089	$(471,701)
Put OTC Swaption	Goldman Sachs & Co.	3-month EUR- EURIBOR-Reuters	Pay	0.537%	11/18/15	EUR513,900,000	290,513	(403,807)
Put OTC Swaption	Societe Generale	3-month EUR- EURIBOR-Reuters	Pay	0.515%	11/27/15	EUR514,200,000	462,556	(523,832)
Call OTC Swaption	Goldman Sachs & Co.	3-month EUR- EURIBOR-Reuters	Receive	0.477%	11/18/15	EUR513,900,000	290,514	(7,142)
Call OTC Swaption	Societe Generale	3-month EUR- EURIBOR-Reuters	Receive	0.515%	11/27/15	EUR514,200,000	462,556	(45,872)
Call OTC Swaption	JPMorgan Chase & Co.	3-month USD- LIBOR-BBA	Receive	2.705%	11/13/15	USD263,700,000	1,292,130	(815,852)
Call OTC Swaption	Morgan Stanley	3-month USD- LIBOR-BBA	Receive	0.580%	12/12/16	USD143,554,000	418,101	(170,990)
					Total Written Swaptions		$3,634,459	$(2,439,196)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$3,286
Interest rate contracts	Investments in securities at value*	1,509,911
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	8,944,337
Interest rate contracts	Net Assets — Unrealized appreciation**	1,366,080
Interest rate contracts	Net Assets — Unrealized appreciation***	28,975,583
Total Asset Derivatives		$40,799,197
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$9,044,405
Interest rate contracts	Net Assets — Unrealized depreciation**	313,326
Interest rate contracts	Net Assets — Unrealized depreciation***	33,849,911
Foreign exchange contracts	Written options, at fair value	121
Interest rate contracts	Written options, at fair value	2,822,771
Total Liability Derivatives		$46,030,534

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2015 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(1,069,912)	$—	$(1,069,912)
Foreign exchange contracts	(1,066,310)	(31,229,640)	—	—	542,149	(31,753,801)
Interest rate contracts	(5,377,097)	—	(2,458,590)	(3,248,877)	6,638,092	(4,446,472)
Total	$(6,443,407)	$(31,229,640)	$(2,458,590)	$(4,318,789)	$7,180,241	$(37,270,185)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$155,228	$—	$155,228
Foreign exchange contracts	(13,891)	12,202,478	—	—	1,510,673	13,699,260
Interest rate contracts	(1,233,778)	—	2,184,645	(6,481,606)	1,004,048	(4,526,691)
Total	$(1,247,669)	$12,202,478	$2,184,645	$(6,326,378)	$2,514,721	$9,327,797

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2015:
	Bank of America	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Societe Generale	Totals
Assets:
Purchased options	$3,286	$—	$—	$—	$—	$—	$—	$1,263,286	$11,900	$—	$1,278,472
Forward foreign currency contracts	—	367,924	—	651,690	598,339	357,181	642	4,497,076	2,471,485	—	8,944,337
Total Assets	$3,286	$367,924	$—	$651,690	$598,339	$357,181	$642	$5,760,362	$2,483,385	$—	$10,222,809
Liabilities:
Forward foreign currency contracts	$—	$210,312	$90	$965,543	$2,674,164	$343,333	$75,971	$3,303,343	$1,471,649	$—	$9,044,405
Written options	—	—	—	—	—	410,949	—	815,852	642,691	569,704	2,439,196
Total Liabilities	$3,286	$210,312	$90	$965,543	$2,674,164	$754,282	$75,971	$4,119,195	$2,114,340	$569,704	$11,483,601
Net OTC derivative instruments by counterparty, at fair value	$3,286	$157,612	$(90)	$(313,853)	$(2,075,825)	$(397,101)	$(75,329)	$1,641,167	$369,045	$(569,704)	$(1,260,792)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$1,200,000	$—	$—	$(1,180,000)	$(630,000)	$650,000	$40,000
Net Exposure(1)	$3,286	$157,612	$(90)	$(313,853)	$(875,825)	$(397,101)	$(75,329)	$461,167	$(260,955)	$80,296	$(1,220,792)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives Fund	as of October 31, 2015

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS:100.0%
	Affiliated Investment Companies: 100.0%
101,396	Voya Corporate Leaders 100 Fund - Class R6	$1,824,115	5.0
660,104	Voya Global Bond Fund - Class R6	6,436,019	17.5
91,191	Voya Global Real Estate Fund - Class R6	1,824,735	5.0
745,166	Voya GNMA Income Fund - Class I	6,423,330	17.5
820,984	Voya High Yield Bond Fund - Class I	6,452,934	17.5
644,789	Voya Intermediate Bond Fund - Class R6	6,441,442	17.5
191,583	Voya International Core Fund - Class I	1,837,278	5.0
71,935	Voya MidCap Opportunities Fund - Class R6	1,832,184	5.0
197,214	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,845,927	5.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
104,202	Voya Small Company Fund - Class R6	$1,829,793	5.0
	Total Mutual Funds (Cost $37,293,167)	$36,747,757	100.0
	Liabilities in Excess of Other Assets	(3,998)	—
	Net Assets	$36,743,759	100.0

Cost for federal income tax purposes is $37,716,132.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$17,287
Gross Unrealized Depreciation	(985,662)
Net Unrealized Depreciation	$(968,375)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Mutual Funds	$36,747,757	$—	$—	$36,747,757
Total Investments, at fair value	$36,747,757	$—	$—	$36,747,757

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives Fund	as of October 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Core Equity Research Fund - Class R6	$3,018,212	$717,974	$(3,533,097)	$(203,089)	$—	$26,272.0	$(162,115)	$383,233
Voya Corporate Leaders 100 Fund - Class R6	—	4,062,120	(2,253,496)	17,269	1,824,115	—	(131,257)	—
Voya Corporate Leaders 100 Fund - Class I	—	3,623,764	(3,623,764)	—	—	—	8,756	—
Voya Global Bond Fund - Class R6	2,981,382	4,099,084	(478,429)	(135,901)	6,436,019	984	(69,342)	—
Voya Global Real Estate Fund - Class R6	3,151,654	1,458,026	(2,583,707)	(198,881)	1,824,735	83,180	33,753	—
Voya GNMA Income Fund - Class I	2,986,155	4,009,525	(536,381)	(34,097)	6,423,330	128,434	1,280	—
Voya High Yield Bond Fund - Class I	3,018,866	4,026,599	(404,198)	(188,333)	6,452,934	210,996	53,308	—
Voya Intermediate Bond Fund - Class R6	2,993,428	3,993,736	(500,690)	(45,032)	6,441,442	101,214	14,814	—
Voya International Core Fund - Class I	2,968,504	1,572,153	(2,685,540)	(39,496)	1,837,278	28,602	(453,722)	436,373
Voya MidCap Opportunities Fund - Class R6	3,029,971	1,408,031	(2,468,702)	(142,679)	1,832,184	4,581	(136,388)	360,656
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,977,779	2,330,812	(3,388,361)	(100,933)	1,845,927	48,759	(742,445)	—
Voya Small Company Fund - Class R6	3,099,519	1,408,152	(2,569,436)	(112,733)	1,829,793	16,064	(141,919)	268,224
	$30,225,470	$32,709,976	$(25,025,801)	$(1,183,905)	$36,747,757	$649,086	$(1,725,277)	$1,448,486

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

Voya Global Value	SUMMARY PORTFOLIO OF INVESTMENTS
Advantage Fund	as of October 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.1%
	Australia: 3.8%
278,787	BHP Billiton Ltd.	$4,572,307	1.3
911,342	Challenger Ltd.	5,314,239	1.6
340,640	Other Securities	3,188,638	0.9
		13,075,184	3.8
	China: 2.7%
287,724	China Mobile Ltd.	3,449,780	1.0
18,113,826	Other Securities	5,741,104	1.7
		9,190,884	2.7
	Finland: 0.7%
52,246	Other Securities	2,553,659	0.7
	France: 4.0%
103,561	Total S.A.	5,008,091	1.4
94,802	Other Securities	8,869,204	2.6
		13,877,295	4.0
	Germany: 2.3%
43,398	BASF SE	3,555,332	1.0
45,378	Siemens AG	4,557,955	1.3
		8,113,287	2.3
	Ireland: 1.6%
73,075	Medtronic PLC	5,401,704	1.6
	Israel: 0.9%
1,485,207	Other Securities	3,182,779	0.9
	Italy: 1.1%
1,116,918	Intesa Sanpaolo SpA - ISP	3,885,822	1.1
	Japan: 7.5%
200,558	LIXIL Group Corp.	4,293,956	1.3
184,814	Mitsubishi Corp.	3,360,029	1.0
113,600	NKSJ Holdings, Inc.	3,566,843	1.0
1,111,000	Sumitomo Mitsui Trust Holdings, Inc.	4,264,629	1.2
76,710	Toyota Motor Corp.	4,699,595	1.4
292,100	Other Securities	5,583,334	1.6
		25,768,386	7.5
	Netherlands: 3.5%
67,336	Koninklijke DSM NV	3,589,520	1.0
154,602	Koninklijke Philips NV	4,167,879	1.2
82,658	Royal Dutch Shell PLC - Class A ADR	4,336,238	1.3
		12,093,637	3.5
	South Africa: 1.3%
303,058	Other Securities	4,522,273	1.3
	South Korea: 1.7%
43,247	Other Securities	5,928,475	1.7
	Spain: 1.1%
171,224	Gas Natural SDG S.A.	3,703,888	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden: 0.9%
312,427	Other Securities	$3,231,474	0.9
	Switzerland: 7.5%
66,861	Nestle S.A.	5,106,442	1.5
68,949	Novartis AG	6,246,003	1.8
23,201	Roche Holding AG	6,299,045	1.8
209,931	UBS Group AG	4,192,831	1.2
15,562	Zurich Insurance Group AG	4,106,814	1.2
		25,951,135	7.5
	Taiwan: 1.6%
163,161	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	3,583,015	1.1
227,000	Other Securities	1,770,225	0.5
		5,353,240	1.6
	United Kingdom: 3.9%
170,116	Admiral Group PLC	4,221,611	1.2
68,304	AstraZeneca PLC	4,353,168	1.3
163,844	Diageo PLC	4,723,593	1.4
		13,298,372	3.9
	United States: 51.0%
96,145	Apple, Inc.	11,489,327	3.3
108,945	AT&T, Inc.	3,650,747	1.1
38,744	Boeing Co.	5,736,824	1.7
80,465	Bristol-Myers Squibb Co.	5,306,667	1.5
221,416	Cisco Systems, Inc.	6,387,852	1.9
114,665	Coach, Inc.	3,577,548	1.0
170,985	General Electric Co.	4,944,886	1.4
48,514	Gilead Sciences, Inc.	5,245,819	1.5
90,715	Halliburton Co.	3,481,642	1.0
43,818	Hasbro, Inc.	3,366,537	1.0
48,664	Home Depot, Inc.	6,016,817	1.7
170,533	Intel Corp.	5,774,247	1.7
102,994	International Paper Co.	4,396,814	1.3
108,318	JPMorgan Chase & Co.	6,959,431	2.0
45,425	Kimberly-Clark Corp.	5,437,827	1.6
62,812	Kraft Heinz Co.	4,897,452	1.4
47,890	McDonald’s Corp.	5,375,652	1.6
85,752	Microchip Technology, Inc.	4,140,964	1.2
166,396	Microsoft Corp.	8,759,085	2.5
38,147	Nike, Inc.	4,998,401	1.5
63,490	Occidental Petroleum Corp.	4,732,545	1.4
90,533	PG&E Corp.	4,834,462	1.4
52,033	PepsiCo, Inc.	5,317,252	1.5
155,258	Pfizer, Inc.	5,250,826	1.5

See Accompanying Notes to Financial Statements

Voya Global Value	SUMMARY PORTFOLIO OF INVESTMENTS
Advantage Fund	as of October 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
56,449	Philip Morris International, Inc.	$4,990,092	1.5
18,239	Simon Property Group, Inc.	3,674,429	1.1
46,448	Union Pacific Corp.	4,150,129	1.2
41,119	UnitedHealth Group, Inc.	4,842,996	1.4
140,954	Wells Fargo & Co.	7,631,250	2.2
422,447	Other Securities(a)	20,471,340	5.9
		175,839,860	51.0
	Total Common Stock (Cost $330,397,649)	334,971,354	97.1
PREFERRED STOCK: 0.5%
	Brazil: 0.5%
262,406	Other Securities	1,801,062	0.5
	Total Preferred Stock (Cost $3,268,995)	1,801,062	0.5
	Total Long-Term Investments (Cost $333,666,644)	336,772,416	97.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Securities Lending Collateralcc: 0.7%
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 10/30/15, 0.09%, due 11/02/15 (Repurchase Amount $1,000,007, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.500%, Market Value plus accrued interest $1,020,000, due 11/05/15-02/01/49)	1,000,000	0.3
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/30/15, 0.13%, due 11/02/15 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,020,000, due 11/30/19-02/15/44)	1,000,000	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
300,012	Royal Bank of Scotland PLC, Repurchase Agreement dated 10/30/15, 0.07%, due 11/02/15 (Repurchase Amount $300,014, collateralized by various U.S. Government Securities, 0.074%-3.375%, Market Value plus accrued interest $306,012, due 08/15/16- 08/15/21)	$300,012	0.1
		2,300,012	0.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
4,206,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%†† (Cost $4,206,000)	4,206,000	1.2
	Total Short-Term Investments (Cost $6,506,012)	6,506,012	1.9
	Total Investments in Securities (Cost $340,172,656)	$343,278,428	99.5
	Assets in Excess of Other Liabilities	1,776,723	0.5
	Net Assets	$345,055,151	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of October 31, 2015.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $340,752,793.

See Accompanying Notes to Financial Statements

Voya Global Value	SUMMARY PORTFOLIO OF INVESTMENTS
Advantage Fund	as of October 31, 2015 (continued)

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,746,989
Gross Unrealized Depreciation	(20,221,354)
Net Unrealized Appreciation	$2,525,635

Sector Diversification	Percentage of Net Assets
Financials	19.6%
Consumer Discretionary	12.4
Health Care	12.4
Information Technology	12.2
Consumer Staples	11.3
Sector Diversification	Percentage of Net Assets
Industrials	10.8
Energy	6.4
Telecommunication Services	4.7
Materials	4.6
Utilities	3.2
Short-Term Investments	1.9
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$13,075,184	$—	$13,075,184
China	—	9,128,803	62,081	9,190,884
Finland	—	2,553,659	—	2,553,659
France	—	13,877,295	—	13,877,295
Germany	—	8,113,287	—	8,113,287
Ireland	5,401,704	—	—	5,401,704
Israel	—	3,182,779	—	3,182,779
Italy	—	3,885,822	—	3,885,822
Japan	—	25,768,386	—	25,768,386
Netherlands	4,336,238	7,757,399	—	12,093,637
South Africa	—	4,522,273	—	4,522,273
South Korea	2,889,473	3,039,002	—	5,928,475
Spain	—	3,703,888	—	3,703,888
Sweden	—	3,231,474	—	3,231,474
Switzerland	—	25,951,135	—	25,951,135
Taiwan	3,583,015	1,770,225	—	5,353,240
United Kingdom	—	13,298,372	—	13,298,372
United States	175,839,860	—	—	175,839,860
Total Common Stock	192,050,290	142,858,983	62,081	334,971,354
Preferred Stock	1,801,062	—	—	1,801,062
Short-Term Investments	4,206,000	2,300,012	—	6,506,012
Total Investments, at fair value	$198,057,352	$145,158,995	$62,081	$343,278,428
Other Financial Instruments+
Futures	119,946	—	—	119,946
Total Assets	$198,177,298	$145,158,995	$62,081	$343,398,374

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

Voya Global Value	SUMMARY PORTFOLIO OF INVESTMENTS
Advantage Fund	as of October 31, 2015 (continued)

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$119,946
Total Asset Derivatives		$119,946

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(464,353)
Total	$(464,353)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$119,946
Total	$119,946

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Australia: 3.7%
753,314		Spotless Group Holdings Ltd.	$1,150,363	0.5
3,778,716		Other Securities(a)	8,034,438	3.2
			9,184,801	3.7
		Austria: 0.7%
70,904		Other Securities(a)	1,706,930	0.7
		Belgium: 1.7%
219,838		Other Securities	4,194,146	1.7
		Bermuda: 0.0%
13,463		Other Securities	85,527	0.0
		Brazil: 0.0%
9,291		Other Securities	37,436	0.0
		Canada: 4.8%
61,439	@	Transcontinental, Inc.	946,770	0.4
18,700	@	Uni-Select, Inc.	926,705	0.4
1,404,328		Other Securities(a)	10,093,084	4.0
			11,966,559	4.8
		Chile: 0.1%
9,087		Other Securities	217,815	0.1
		China: 0.5%
1,876,409		Other Securities	1,156,350	0.5
		Denmark: 1.3%
36,888		H Lundbeck A/S	1,083,652	0.4
148,522		Other Securities	2,158,015	0.9
			3,241,667	1.3
		Finland: 0.5%
160,133		Other Securities	1,246,604	0.5
		France: 5.1%
18,129		Imerys SA	1,240,577	0.5
59,622		UbiSoft Entertainment	1,786,355	0.7
370,384		Other Securities(a)	9,620,122	3.9
			12,647,054	5.1
		Germany: 6.3%
20,266		Aurelius SE & Co. KGaA	903,300	0.4
74,856		Deutsche Lufthansa AG	1,105,455	0.4
54,437	@	Patrizia Immobilien AG	1,496,643	0.6
16,160		Stroeer Media SE	1,019,619	0.4
408,133		Other Securities(a)	11,091,938	4.5
			15,616,955	6.3
		Greece: 0.0%
9,044		Other Securities	77,723	0.0
		Guernsey: 0.0%
9,695		Other Securities	93,621	0.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong: 1.6%
21,444,181		Other Securities	$4,046,377	1.6
		India: 1.3%
907,251		Other Securities	3,217,305	1.3
		Indonesia: 0.1%
8,850,242		Other Securities	153,313	0.1
		Ireland: 0.3%
377,744		Other Securities	744,495	0.3
		Israel: 0.5%
19,482	@	Mellanox Technologies Ltd.	917,797	0.4
324,129		Other Securities(a)	304,891	0.1
			1,222,688	0.5
		Italy: 5.8%
143,540		Anima Holding SpA	1,405,439	0.6
74,638		ERG S.p.A.	1,059,521	0.4
134,326	#,@	Infrastrutture Wireless Italiane SpA	696,920	0.3
65,851		Moncler S.p.A.	1,059,210	0.4
138,885	#,@	OVS SpA	955,214	0.4
1,782,727		Other Securities(a)	9,183,814	3.7
			14,360,118	5.8
		Japan: 27.8%
28,400		Asahi Intecc Co. Ltd.	1,097,024	0.4
17,300		Daikyonishikawa Corp.	915,188	0.4
54,900		Denyo Co., Ltd.	890,329	0.4
49,100		Iida Group Holdings Co. Ltd.	920,275	0.4
957,000		Kanematsu Corp.	1,580,232	0.6
37,400	L	Message Co., Ltd.	921,826	0.4
188,200		Mitsubishi UFJ Lease & Finance Co., Ltd.	987,817	0.4
64,200		DMG Mori Co. Ltd.	913,676	0.4
36,000		Nippon Shinyaku Co., Ltd.	1,407,544	0.6
15,000		Nippon Shokubai Co., Ltd.	1,173,857	0.5
156,300		Sanwa Holdings Corp.	1,264,270	0.5
519,000		Shinsei Bank Ltd.	1,088,225	0.4
32,900		SCSK Corp.	1,261,385	0.5
74,500		Yuasa Trading Co., Ltd.	1,736,610	0.7
45,200		Zenkoku Hosho Co. Ltd.	1,529,438	0.6
7,272,868		Other Securities(a)	51,192,435	20.6
			68,880,131	27.8
		Liechtenstein: 0.0%
592		Other Securities	47,614	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Luxembourg: 0.9%
38,563		Braas Monier Building Group SA	$1,009,624	0.4
62,367	#,@	O’Key Group SA GDR	130,971	0.1
92,376		Other Securities	1,088,456	0.4
			2,229,051	0.9
		Malaysia: 0.2%
1,325,423		Other Securities	514,156	0.2
		Malta: 0.2%
49,398		Other Securities	565,626	0.2
		Mexico: 0.4%
1,757,562		Other Securities(a)	1,020,916	0.4
		Netherlands: 1.7%
16,055	#	Euronext NV	705,085	0.3
21,419	#,@	Intertrust NV	423,255	0.2
672,921		Other Securities(a)	2,942,426	1.2
			4,070,766	1.7
		New Zealand: 0.3%
223,201		Other Securities	746,243	0.3
		Norway: 0.9%
59,781		Kongsberg Gruppen ASA	938,527	0.4
598,719		Other Securities	1,246,239	0.5
			2,184,766	0.9
		Philippines: 0.1%
183,750		Other Securities	211,890	0.1
		Poland: 0.1%
23,197		Other Securities	157,100	0.1
		Portugal: 0.1%
29,130		Other Securities	330,876	0.1
		Qatar: 0.0%
13,944		Other Securities	94,107	0.0
		Singapore: 0.4%
2,088,424		Other Securities	1,086,986	0.4
		South Africa: 0.6%
192,339		Telkom SA Ltd.	1,010,009	0.4
140,663		Other Securities	435,602	0.2
			1,445,611	0.6
		South Korea: 2.2%
249,930		Other Securities	5,532,041	2.2
		Spain: 0.9%
215,410		Other Securities	2,106,988	0.9
		Sweden: 2.4%
786,526		Other Securities(a)	6,050,315	2.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland: 5.7%
1,303	Forbo Holding AG	$1,481,758	0.6
47,151	Gategroup Holding AG	1,767,885	0.7
16,220	Lonza Group AG	2,380,768	1.0
4,515	Swiss Life Holding AG	1,075,879	0.4
189,678	Other Securities	7,382,361	3.0
		14,088,651	5.7
	Taiwan: 0.8%
2,890,399	Other Securities	1,831,715	0.8
	Thailand: 0.5%
1,274,500	Thanachart Capital PCL	1,200,457	0.5
433,100	Other Securities	111,158	0.0
		1,311,615	0.5
	Turkey: 0.1%
186,510	Other Securities(a)	306,434	0.1
	United Arab Emirates: 0.1%
102,811	Other Securities	188,882	0.1
	United Kingdom: 16.5%
127,045	Abcam PLC	1,175,411	0.5
239,777	B&M European Value Retail SA	1,232,474	0.5
130,322	Dart Group PLC	950,775	0.4
36,056	Hikma Pharmaceuticals PLC	1,201,459	0.5
132,757	Interserve PLC	1,134,388	0.4
80,717	Investec PLC - INP - ZAR	670,958	0.3
32,291	Investec PLC - INVP - GBP	268,990	0.1
111,069	Keller Group PLC	1,391,934	0.6
111,948	Mondi PLC	2,588,691	1.0
84,068	Savills PLC	1,186,515	0.5
277,214	Tyman PLC	1,097,333	0.4
137,941	Unite Group PLC	1,411,661	0.6
7,653,214	Other Securities	26,693,291	10.7
		41,003,880	16.5
	United States: 0.3%
105,578	Other Securities(a)	735,508	0.3
	Total Common Stock (Cost $232,152,509)	241,959,352	97.5
MUTUAL FUNDS: 0.2%
	Guernsey: 0.0%
14,846	Other Securities	19,991	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	United Kingdom: 0.2%
5,000	Other Securities	$285,966	0.2
	Total Mutual Funds (Cost $307,153)	305,957	0.2
PREFERRED STOCK: 1.3%
	Brazil: 0.0%
3,040,705	Other Securities	86,730	0.0
	Germany: 1.3%
15,057	Draegerwerk AG & Co. KGaA	1,084,296	0.5
23,950	Jungheinrich AG	1,769,361	0.7
10,992	Other Securities(a)	277,786	0.1
		3,131,443	1.3
	South Africa: 0.0%
776	Other Securities	41,388	0.0
	Total Preferred Stock (Cost $1,632,679)	3,259,561	1.3
RIGHTS: 0.0%
	Spain: 0.0%
16,020	Other Securities	3,488	0.0
	Total Rights (Cost $—)	3,488	0.0
WARRANTS: 0.0%
	Malaysia: 0.0%
84,800	Other Securities	5,231	0.0
	Total Warrants (Cost $—)	5,231	0.0
	Total Long-Term Investments (Cost $234,092,341)	245,533,589	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc: 1.8%
1,076,545	Citigroup, Inc., Repurchase Agreement dated 10/30/15, 0.10%, due 11/02/15 (Repurchase Amount $1,076,554, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,098,076, due 12/31/16-11/01/45)	1,076,545	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,076,545	Daiwa Capital Markets, Repurchase Agreement dated 10/30/15, 0.09%, due 11/02/15 (Repurchase Amount $1,076,553, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,098,076, due 11/05/15-02/01/49)	$1,076,545	0.4
1,076,545	HSBC Securities USA, Repurchase Agreement dated 10/30/15, 0.07%, due 11/02/15 (Repurchase Amount $1,076,551, collateralized by various U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $1,098,078, due 05/01/22-10/01/45)	1,076,545	0.5
1,076,500	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/30/15, 0.13%, due 11/02/15 (Repurchase Amount $1,076,512, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,098,030, due 11/30/19-02/15/44)	1,076,500	0.4
226,677	Royal Bank of Scotland PLC, Repurchase Agreement dated 10/30/15, 0.07%, due 11/02/15 (Repurchase Amount $226,678, collateralized by various U.S. Government Securities, 0.074%-3.375%, Market Value plus accrued interest $231,211, due 08/15/16-08/15/21)	226,677	0.1
		4,532,812	1.8

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.5%
1,195,214	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%†† (Cost $1,195,214)	$1,195,214	0.5
	Total Short-Term Investments (Cost $5,728,026)	5,728,026	2.3
	Total Investments in Securities (Cost $239,820,367)	$251,261,615	101.3
	Liabilities in Excess of Other Assets	(3,108,231)	(1.3)
	Net Assets	$248,153,384	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of October 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

GDR
Global Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at October 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $240,294,108.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$36,879,035
Gross Unrealized Depreciation	(25,911,528)
Net Unrealized Appreciation	$10,967,507

Sector Diversification	Percentage of Net Assets
Industrials	24.4%
Consumer Discretionary	18.2
Financials	17.5
Health Care	11.3
Materials	9.9
Information Technology	9.8
Consumer Staples	3.5
Energy	2.4
Telecommunication Services	1.4
Utilities	0.4
Rights	0.0
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(1.3)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$1,010,855	$8,173,946	$—	$9,184,801
Austria	591,218	1,115,712	—	1,706,930
Belgium	246,525	3,947,621	—	4,194,146
Bermuda	—	85,527	—	85,527
Brazil	37,436	—	—	37,436
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2015 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Canada	11,709,886	256,673	—	11,966,559
Chile	217,815	—	—	217,815
China	258,785	740,687	156,878	1,156,350
Denmark	393,299	2,848,368	—	3,241,667
Finland	161,553	1,085,051	—	1,246,604
France	2,048,759	10,598,295	—	12,647,054
Germany	1,338,236	14,278,719	—	15,616,955
Greece	39,245	38,478	—	77,723
Guernsey	—	93,621	—	93,621
Hong Kong	95,933	3,950,444	—	4,046,377
India	145,051	3,072,254	—	3,217,305
Indonesia	29,240	124,073	—	153,313
Ireland	262,153	482,342	—	744,495
Israel	1,030,951	191,737	—	1,222,688
Italy	186,454	14,173,664	—	14,360,118
Japan	248,928	68,631,203	—	68,880,131
Liechtenstein	47,614	—	—	47,614
Luxembourg	874,030	1,355,021	—	2,229,051
Malaysia	—	514,156	—	514,156
Malta	—	565,626	—	565,626
Mexico	1,020,916	—	—	1,020,916
Netherlands	566,903	3,503,863	—	4,070,766
New Zealand	—	746,243	—	746,243
Norway	51,559	2,133,207	—	2,184,766
Philippines	200,519	11,371	—	211,890
Poland	15,317	141,783	—	157,100
Portugal	—	330,876	—	330,876
Qatar	—	94,107	—	94,107
Singapore	423,336	663,650	—	1,086,986
South Africa	132,283	1,313,328	—	1,445,611
South Korea	563,369	4,968,672	—	5,532,041
Spain	—	2,106,988	—	2,106,988
Sweden	830,287	5,220,028	—	6,050,315
Switzerland	843,593	13,245,058	—	14,088,651
Taiwan	671,896	1,159,819	—	1,831,715
Thailand	—	1,311,615	—	1,311,615
Turkey	29,274	277,160	—	306,434
United Arab Emirates	—	188,882	—	188,882
United Kingdom	8,671,861	32,332,019	—	41,003,880
United States	735,508	—	—	735,508
Total Common Stock	35,730,587	206,071,887	156,878	241,959,352

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2015 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Mutual Funds	305,957	—	—	305,957
Preferred Stock	124,821	3,134,740	—	3,259,561
Rights	3,488	—	—	3,488
Warrants	5,231	—	—	5,231
Short-Term Investments	1,195,214	4,532,812	—	5,728,026
Total Investments, at fair value	$37,365,298	$213,739,439	$156,878	$251,261,615

(1)
For the year ended October 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2015, securities valued at $15,576,254 and $9,622,144 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, securities valued at $69,857 were transferred from Level 2 to Level 3 due to significant unobservable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 88.8%
		Consumer Staples: 12.4%
65,000		Magnit PJSC GDR	$2,950,248	3.7
40,500		Magnit OJSC	7,059,886	8.7
			10,010,134	12.4
		Energy: 32.5%
40,000	@	Eurasia Drilling Co. Ltd. GDR	454,000	0.6
70,000	@	Gazprom Neft PAO ADR	794,773	1.0
300,000		Gazprom Neft JSC	684,550	0.8
500,000		Gazprom PAO	1,062,572	1.3
805,000	@	Gazprom PAO ADR	3,364,900	4.1
263,000	@	Lukoil PJSC ADR	9,533,750	11.8
50,300		NovaTek OAO GDR	4,599,085	5.7
5,874,200		Surgutneftegas	4,004,219	4.9
60,000	@	Tatneft-sponsored ADR	1,850,313	2.3
			26,348,162	32.5
		Financials: 12.8%
205,101	@	Halyk Savings Bank of Kazakhstan JSC GDR	1,261,371	1.5
2,780,000		Moscow Exchange MICEX-RTS PJ	3,912,002	4.8
805,000	@	Sberbank PAO ADR	4,918,550	6.1
200,000		Sberbank PAO	283,569	0.4
			10,375,492	12.8
		Information Technology: 11.1%
50,000	@	EPAM Systems, Inc.	3,867,500	4.8
50,000	@	Luxoft Holding, Inc.	3,332,000	4.1
59,000	@	QIWI Plc ADR	1,015,390	1.2
50,000	@	Yandex NV	805,000	1.0
			9,019,890	11.1
		Materials: 16.1%
4,660,000		Alrosa PAO	3,752,513	4.6
268,000		MMC Norilsk Nickel PJSC ADR	3,993,200	4.9
250,000		Phosagro OAO GDR	3,375,000	4.2
165,000		Severstal PAO	1,917,838	2.4
			13,038,551	16.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Telecommunication Services: 3.9%
75,000	@	KCell JSC GDR	$325,900	0.4
220,000		MegaFon PJSC GDR	2,833,550	3.5
			3,159,450	3.9
		Total Common Stock (Cost $72,137,365)	71,951,679	88.8
PREFERRED STOCK: 4.9%
		Energy: 4.9%
1,400,000		Tatneft	3,966,324	4.9
		Total Preferred Stock (Cost $4,472,400)	3,966,324	4.9
		Total Long-Term Investments (Cost $76,609,765)	75,918,003	93.7
SHORT-TERM INVESTMENTS: 6.5%
		Mutual Funds: 6.5%
5,261,128		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%†† (Cost $5,261,128)	5,261,128	6.5
		Total Short-Term Investments (Cost $5,261,128)	5,261,128	6.5
		Total Investments in Securities (Cost $81,870,893)	$81,179,131	100.2
		Liabilities in Excess of Other Assets	(123,959)	(0.2)
		Net Assets	$81,055,172	100.0

††
Rate shown is the 7-day yield as of October 31, 2015.

@
Non-income producing security.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

Cost for federal income tax purposes is $84,341,590.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$14,412,930
Gross Unrealized Depreciation	(17,575,389)
Net Unrealized Depreciation	$(3,162,459)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$10,010,134	$—	$10,010,134
Energy	13,352,650	12,995,512	—	26,348,162
Financials	6,179,921	4,195,571	—	10,375,492
Information Technology	9,019,890	—	—	9,019,890
Materials	7,368,200	5,670,351	—	13,038,551
Telecommunication Services	—	3,159,450	—	3,159,450
Total Common Stock	35,920,661	36,031,018	—	71,951,679
Preferred Stock	—	3,966,324	—	3,966,324
Short-Term Investments	5,261,128	—	—	5,261,128
Total Investments, at fair value	$41,181,789	$39,997,342	$—	$81,179,131

(1)
For the year ended October 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2015, securities valued at $6,152,250 transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2015 were as follows:
Fund Name	Type	Per Share Amount
Voya Diversified Emerging Markets Debt Fund
Class A	NII	$0.3595
Class C	NII	$0.3526
Class I	NII	$0.3914
Class W	NII	$0.3884
Voya Diversified International Fund
Class A	NII	$0.4301
Class B	NII	$0.3065
Class C	NII	$0.3431
Class I	NII	$0.4592
Class O	NII	$0.4308
Class R	NII	$0.3983
Class W	NII	$0.4630
Voya Global Bond Fund
Class A	NII	$0.0412
Class B	NII	$0.0209
Class C	NII	$0.0209
Class I	NII	$0.0490
Class O	NII	$0.0414
Class R	NII	$0.0371
Class R6	NII	$0.0497
Class W	NII	$0.0480
Class A	ROC	$0.3788
Class B	ROC	$0.3206
Class C	ROC	$0.3216
Class I	ROC	$0.4008
Class O	ROC	$0.3792
Class R	ROC	$0.3620
Fund Name	Type	Per Share Amount
Voya Global Bond Fund (continued)
Class R6	ROC	$0.4028
Class W	ROC	$0.3983
Voya Global Perspectives Fund
Class A	NII	$0.2281
Class C	NII	$0.1857
Class I	NII	$0.2439
Class R	NII	$0.2018
Class W	NII	$0.2436
All Classes	STCG	$0.0090
All Classes	LTCG	$0.0690
Voya Global Value Advantage Fund
Class A	NII	$1.3363
Class B	NII	$0.8847
Class C	NII	$1.0175
Class I	NII	$1.4659
Class W	NII	$1.4402
Voya Multi-Manager International Small Cap Fund
Class A	NII	$0.3196
Class B	NII	$—
Class C	NII	$0.0430
Class I	NII	$0.6058
Class O	NII	$0.4143
Class W	NII	$0.5271
Voya Russia Fund
Class A	NII	$0.7312
Class I	NII	$0.8317
Class W	NII	$0.8551

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended October 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Global Perspectives	11.26%
Global Value Advantage	11.66%
For the year ended October 31, 2015, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Diversified International	95.20%
Global Perspectives	40.34%
Global Value Advantage	100.00%
Multi-Manager International Small Cap	100.00%
Russia	100.00%

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Global Perspectives	$208,115
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2015. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Diversified International	$105,507	$0.0183	57.77%
Global Perspectives	$13,025	$0.0037	19.99%
Multi-Manager International Small Cap	$396,743	$0.0802	87.36%
Russia	$504,713	$0.1391	100.00%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposals:
1
To approve a new sub-advisory agreement between Voya Investments, LLC and NNIP Advisors B.V. with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreement prompted by Change of Control Events that occur as part of the NN Group N.V. Separation Plan (“Proposal One’’).

2
To approve the reclassification of Voya Russia Fund’s investment objective from “fundamental” to “non-fundamental”.

A special meeting of shareholders of Voya Russia Fund was held February 10, 2015, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Russia Fund	1*	1,792,249.811	120,057.590	109,751.751	0.000	2,022,059.152
	2*	1,508,310.348	411,842.385	101,906.419	0.000	2,022,059.152

*
Proposals passed

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (35 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 – Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 – July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	150	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	November 2007 – Present	Retired.	150	First Marblehead Corporation (September 2003 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Trustee	August 2015 – Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – Present).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013 – Present	Retired.	150	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2005 – Present	Retired.	150	Assured Guaranty Ltd. (April 2004 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	150	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	February 2002 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	150	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	150	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2015.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	February 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	May 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February
2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012 – Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present) Formerly, Vice President – Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February
1996 – Present) and Voya Investments, LLC (October
2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 – April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present), formerly Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice
President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

AR-INTDIF          (1015-121815)

Annual Report
October 31, 2015
Classes A, B, C, I, O, R and W
■
Voya Emerging Markets Equity Dividend Fund

■
Voya Global Equity Dividend Fund

■
Voya International Core Fund

■
Voya Multi-Manager Emerging Markets Equity Fund

■
Voya Multi-Manager International Equity Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Investing for the long haul
Dear Shareholder,
Since the Great Recession, global financial markets have been dancing to the uncertain tune of investor confidence, which has ebbed and flowed in concert with economic and geopolitical news. After a decent first half of 2015, equity markets had a dismal third quarter as investors fled to safe havens in the face of waning global growth expectations. Risk appetite returned in October thanks in part to a more accommodative stance by international central banks, even as the Federal Reserve (“Fed”) suggested it would soon begin to hike interest rates.
As of mid-November, we’re in pretty much the same place: distressed by geopolitical events and scouring economic reports for clues to the Fed’s next move. We saw a blockbuster jobs report resulting in renewed Fed rhetoric to put a December rate increase back on the table. However, indicators of future economic performance have been somewhat uncertain. Will the Fed decide that December is the right time to begin raising interest rates? Or will it wait until next year?
Meanwhile, other central banks are moving in different directions. China has cut key interest rates repeatedly, and the European Central Bank appears to be planning to increase its stimulus program. It remains to be seen whether these programs can stimulate enough economic activity to foster the natural growth of demand or whether the global economy will continue to depend on policy support.
This economic backdrop induces uncertainty, which leads to intense periods of volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals; keep sight of why you’re investing, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your financial advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,

Shaun Mathews
President and Chief Executive Officer
November 17, 2015
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended October 31, 2015

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had managed an increase of 8.17%, with market attention moving from the U.S. to Europe. But from there attention moved East and in August an unexpected announcement from China re-awakened other concerns, sending global stocks on a roller-coaster ride, at the end of which the Index stood 5.83% higher for the fiscal year. (The Index returned 1.77% for the one year ended October 31, 2015, measured in U.S. dollars.)
U.S. economic data were mixed in what was still a rather pedestrian recovery. Employment was showing strength after a dip in March. By September, the unemployment rate was down to 5.1% and the three-month average for jobs created was 221,000. But this dropped to 167,000 after a disappointing October report. Gross domestic product (“GDP”) edged up 0.6% annualized in the first quarter of 2015, held back by the effects of another harsh winter, but rebounded to 3.9% in the second quarter, before an inventory downturn dragged it back to 1.5% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased rates for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, a new narrative, investors seemed unnerved rather than relieved. Perhaps sensing a credibility problem, the FOMC on October 28, tried to re-set expectations, hinting, with little mention of overseas conditions, that a December increase was a distinct possibility.
Internationally, the European Central Bank (“ECB”) at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.8%, core inflation approached 1.0% and GDP rose 0.9% in the first half of 2015. In October ECB President Draghi promised to review the program in December, widely taken as a hint that it would be intensified. Sentiment suffered in the middle months of the period when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.
Annual GDP growth in China decelerated to 6.9% in the third quarter of 2015, the slowest in six years. But to many commentators this was suspiciously close to government targets and the real situation was much weaker. Global nervousness intensified as the Shanghai Stock Exchange Composite Index rose 64% in 2015 by June 12, fueled by retail savings and margin debt, only to plunge 25% in two months despite government intervention. On August 11 global commodities and equity markets were shaken when China announced a 2% devaluation of the yuan, possibly a signal that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. It also threatened competitive currency devaluations by other less developed economies, already suffering from China’s fading demand for their raw materials. October ended with the Bank of China reducing interest rates and the amount that banks need to keep in reserve.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 1.96% in the fiscal year, while the Barclays U.S. Treasury Bond sub-index added 2.39%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index edged up 1.05%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 1.91%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index lost 1.42% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, gained 5.20% over the fiscal year. August represented the worst month since September 2011, but October represented the best since October 2011. The consumer discretionary sector did best over the 12 months, surging 20.86%. The worst performing sector was understandably energy, slumping 19.31%. S&P 500® earnings per share in the second quarter of 2015, despite continuing high levels of share buybacks, recorded their first year-over-year decline since the third quarter of 2012, dragged down by the energy sector.
In currencies, the dollar made strong gains in the year through October, as the U.S. would probably be the first to start raising rates having ended quantitative easing. The dollar rose 13.78% against the euro, 3.67% against the pound and 7.39% against the yen. The dollar’s gain against the yuan by the end of October was little changed from the 2% announced in August, reportedly restrained by official Chinese intervention.
International markets fell sharply after the events in August, but avoided a loss for the fiscal year. The MSCI Japan® Index advanced 17.41% for the year, on a re-allocation into stocks for the giant Government Pension Investment Fund plus renewed optimism about the profitability and governance of Japanese corporations. The MSCI Europe ex UK® Index set a new record in early April after the introduction of quantitative easing, the declining euro that went with it and some signs of improving data, and held on to a gain of 12.82% for the 12-month period. The MSCI UK® Index, weighed down by its large, losing holdings in the energy, materials and banking sectors, barely moved: up 0.01% after a tumultuous year in which it set a new record at the end of April and then fell nearly 18% in the next four months.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.
3

Voya Emerging Markets Equity Dividend Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2015 (as a percentage of net assets)

China	26.3%
South Korea	15.2%
Taiwan	11.0%
Brazil	7.9%
India	6.9%
South Africa	5.7%
Russia	3.5%
Mexico	3.0%
Hong Kong	2.8%
Malaysia	2.6%
Countries between 0.3% – 2.4%^	12.2%
Assets in Excess of Other Liabilities	2.9%
Net Assets	100.0%
^ Includes 10 countries, which each represents 0.3% – 2.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Equity Dividend Fund (“Emerging Markets Equity Dividend” or the “Fund”) seeks total return through a combination of income, capital gains and capital appreciation. The Fund is managed by Robert Davis, Nicolas Simar, and Manu Vandenbulck, Portfolio Managers of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.*
Performance: For the year ended October 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of  -19.67% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned -14.53% for the same period.
Portfolio Specifics: The strategy lagged the MSCI EM Index over the period mainly due to stock selection detracting in China, South Africa, Brazil and India. An overweight position to Russia also detracted from performance. Stock selection in South Korea, Turkey, Mexico and Taiwan contributed the most to performance.
The Chinese market correction allowed us to add Beijing Enterprise Holdings. We also added Petrochina Company Limited (“Petrochina”), identifying value as the stock fell below the price to book valuations that it reached during the 2008 crisis. The market is concerned about the impact of anticipated significant cuts in gas pricing by the government (to which we are positively exposed through our position in Beijing Enterprises Holdings Limited), but it seems that weak gas demand is already forcing Petrochina to sell at prices below the existing official ‘floor’ and so the impact is at least partly already in the numbers.
We also added Datang International Power Generation Company, an independent power producer which we believe will see margin benefits from low coal prices, and has a reasonable mix of other energy sources such as renewables and nuclear, as well as the potential catalyst of the disposal of an unprofitable chemicals business. We switched from China Mobile Communications Corporation to China Unicom (Hong Kong) Limited, the latter, in our opinion, offering better upside to accelerating 4G adoption in China and potential reform of the industry’s network assets.
In India we switched from Bank of Baroda (“BoB”) to ICICI Bank. A combination of solid results, announcements of plans to reform and recapitalize the state banks, and appointments of new management from the Indian private sector saw BoB’s share price rally aggressively, leaving little room in the valuation for execution slippage. We now prefer private bank ICICI, for its combination of reasonable valuation, steady growth and relatively conservative loan book and balance sheet. We sold our holding in Coal India Limited which helped performance. We also sold our position in Oil & Natural Gas Corporation which had performed well relative to other energy stocks on reform expectations in the Indian oil sector, but we see risks around its production
Top Ten Holdings as of October 31, 2015 (as a percentage of net assets)

Samsung Electronics Co., Ltd.	4.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.4%
China Construction Bank	3.0%
Industrial & Commercial Bank of China	2.6%
Grupo Financiero Santander Mexico SAB de CV	1.7%
China Overseas Land & Investment Ltd.	1.6%
China Petroleum & Chemical Corp.	1.6%
Hyundai Marine & Fire Insurance Co., Ltd.	1.5%
China Resources Land Ltd.	1.5%
Shinhan Financial Group Co., Ltd.	1.4%
Portfolio holdings are subject to change daily.

guidance.
Elsewhere in the Fund we sold Southern Copper Corporation in Peru after strong performance left the stock implying optimistic volume and pricing assumptions. We exited the National Bank of Greece in May as we believed the outcomes became increasingly unpredictable and binary. Industries Qatar Q.S.C was sold given the more competitive positioning of oil-price linked chemical names relative to the company’s gas-feedstock based business. We added Cathay Financial Holding Co. Ltd. in Taiwan because we believe insurers are better placed to capture upside from rising U.S. rates. Finally, we also added the South African food retailer Shoprite, where we believe the margin outlook is favorable due to deflationary staples pricing.
Current Strategy and Outlook: We believe the Chinese market is being priced for zero growth. Despite being greater than 50% of GDP, we believe that the Chinese services sector is significantly under-measured. Industrial measurement is relatively sophisticated, but parts of the service economy go almost entirely unreported. This raises an important question: if China were to have a hard landing, to what extent would other emerging market countries be worse off than China? With these thoughts in mind, we continue to be constructive on China and have an overweight position in the portfolio.
We are cautious on the association of southeast Asian nations region. Although the lower oil price should lead to improving economic conditions, we believe potential risk is posed from a rising U.S. dollar, U.S. Federal Reserve Board interest rate hikes and China risks.
The situation in Brazil seems to be very delicate, especially since there are few policy tools available and the government is not in a position to make tough decisions. While we are concerned about the macro perspective, we have been finding attractive opportunities from a bottom-up perspective. We also note that market bottoms tend to coincide with industrial confidence at around the levels that we see today. In our opinion, Brazilian equity markets move quickly once the cycle has troughed and we could be nearing that point.

*
Prior to April 7, 2015, NNIP Advisors was formerly known as ING Investment Management Advisors B.V.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Emerging Markets Equity Dividend Fund

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 Year	5 Year	Since Inception of Class A December 21, 2005	Since Inception of Class B January 6, 2006	Since Inception of Class C January 11, 2006	Since Inception of Class I May 8, 2006	Since Inception of Class O June 4, 2008	Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	-24.27%	-5.76%	4.23%	—	—	—	—	—
Class B(2)	-24.21%	-5.67%	—	3.47%	—	—	—	—
Class C(3)	-21.03%	-5.34%	—	—	3.42%	—	—	—
Class I	-19.47%	-4.35%	—	—	—	2.66%	—	—
Class O	-19.62%	-4.63%	—	—	—	—	-2.27%	—
Class W	-19.46%	—	—	—	—	—	—	-4.16%
Excluding Sales Charge:
Class A	-19.67%	-4.63%	4.86%	—	—	—	—	—
Class B	-20.32%	-5.35%	—	3.47%	—	—	—	—
Class C	-20.26%	-5.34%	—	—	3.42%	—	—	—
Class I	-19.47%	-4.35%	—	—	—	2.66%	—	—
Class O	-19.62%	-4.63%	—	—	—	—	-2.27%	—
Class W	-19.46%	—	—	—	—	—	—	-4.16%
MSCI EM IndexSM	-14.53%	-2.80%	4.44%	3.78%	3.66%	2.00%	-1.92%	-2.33%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Prior to November 15, 2012, the Fund was advised by a different sub-adviser.

5

Voya Global Equity Dividend Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2015 (as a percentage of net assets)

United States	43.7%
United Kingdom	10.3%
France	9.7%
Japan	8.1%
Switzerland	5.7%
Italy	3.8%
Canada	3.5%
Netherlands	2.5%
Germany	2.1%
Sweden	1.6%
Countries between 0.8% – 1.5%^	4.6%
Assets in Excess of Other Liabilities	4.4%
Net Assets	100.0%
^ Includes 4 countries, which each represents 0.8% – 1.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Dividend Fund (“Global Equity Dividend” or the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Bruno Springael and Kris Hermie, Portfolio Managers of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.*
Performance: For the year ended October 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of  -2.99%, compared to the MSCI World IndexSM, which returned 1.77% for the same period.
Portfolio Specifics: The strategy lagged the MSCI World IndexTM over the 12-month reporting period. Underperformance was mainly due to stock selection in the materials and consumer discretionary sectors. In materials, the worst performers were Freeport McMoRan, Inc. and ArcelorMittal S.A.; these commodity-related stocks were weak due to market fears of a worse-than-expected slowdown in China. Within consumer discretionary, the worst performer in the Fund was specialty retailer Gap Inc. on weak earnings results. Not holding e-commerce platform Amazon.com, Inc., a stock which doesn’t pay dividends, also hurt performance.
From a sector allocation perspective, an overweight to the energy sector and an underweight to the consumer discretionary sector were a drag on performance. Positive contributors included the financials and industrials sectors. In financials, the best contributors were the Belgian life insurance firm Ageas SA/NV and Mitsubishi UFJ Financial Group in Japan. French construction firm VINCI and General Electric (“GE”) were the best picks in the industrials sector. GE was boosted after activist investor Nelson Peltz announced that he had taken a $2.5 billion stake in the company.
We initiated a position in the casino operator Las Vegas Sands Corp. after its valuation became compelling. The position was financed from selling our position in VF Corp. Although we still consider VF Corp. to be best-in-class, we believed its share price had become fundamentally expensive. We also exited our position in the tobacco company Altria Group, Inc. which performed well on the back of bid speculation for SABMiller plc, which Altria holds a 27% stake in.
We decided to exit Petrofac after a stellar rebound in its share price. The company has above-average visibility but we believe that the outlook for oil services firms remains uncertain. We replaced it with Schlumberger Limited, which is what we believe to be a higher quality name in the same industry. We also switched from BP plc to Total S.A. BP had outperformed the sector and was trading close to our fair value estimate with few short-term catalysts. We like Total as the company has a strong cash and dividend focus.
In the financials sector, we reduced JPMorgan Chase & Co. and added to Sumitomo Mitsui Financial Group (“SMFG”). We think that SMFG’s earnings momentum is good, while fee income and trading revenue is improving following weakness during the first half of 2015. We also added the Italian bank
Top Ten Holdings as of October 31, 2015 (as a percentage of net assets)

Microsoft Corp.	2.0%
Citigroup, Inc.	2.0%
Pfizer, Inc.	2.0%
General Electric Co.	2.0%
BNP Paribas	1.9%
Royal Dutch Shell PLC	1.8%
McDonald’s Corp.	1.7%
Metlife, Inc.	1.7%
Exxon Mobil Corp.	1.6%
Roche Holding AG	1.6%
Portfolio holdings are subject to change daily.
Unicredit Group, which trades at significant discount versus its peers.
Following strong performance we decided to reduce our exposure to the health care sector. We reduced Eli Lilly and Company and Takeda Pharmaceutical Company Ltd., and also exited Baxalta Incorporated (spin off from Baxter International, an existing position in the Fund). Eli Lilly’s valuation now appears to place too much weight on the most risky assets in its pipeline. Similarly, we believe that Takeda’s share price is also vulnerable due to the delivery of its pipeline. We exited Baxalta as — despite decent short-term results and prospects — we believe its valuation does not appropriately reflect longer-term competitive threats.
Current Strategy and Outlook: The Fund is overweight European stocks as we believe they currently offer good earnings support, especially relative to the U.S. The difference in earnings expectations between the two regions is now significant, with analysts predicting double-digit growth in the Eurozone and near-flat growth in the U.S. From a macro perspective, we believe that economic growth in Europe should be supported by the lower oil price, a weaker euro and an improving credit environment. In the U.S. the labor market continues to improve, which is positive, but we believe wage-growth pressure will test the ability of corporates to expand margins. The strong U.S. dollar also remains a headwind for corporate earnings. In our opinion, Japanese valuations are generally expensive and it is difficult to find attractive dividends stocks. We prefer domestic-orientated companies as these are seeing the best earnings revision ratios at the moment.
From a sector perspective, we believe banks offer the best upside: in our opinion, valuations are attractive, balance sheets are repaired and payouts are increasing. The sector is domestically exposed and therefore less affected by weak currencies and slowing-growth concerns in emerging markets. At the other end of the spectrum, we are underweight ‘expensive defensives’ where valuations are too high from a fundamental perspective; in particular, we avoid bond-proxy stocks such as real estate, which are sensitive to interest rate hikes.

*
Effective November 1, 2014, Herman Klein was removed as a portfolio manager of the Fund. Prior to April 7, 2015, NNIP Advisors was formerly known as ING Investment Management Advisors B.V.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
6

Portfolio Managers’ Report	Voya Global Equity Dividend Fund

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class I August 1, 2007	Since Inception of Class O November 15, 2006	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	-8.58%	5.47%	3.46%	—	—	—
Class B(2)	-8.47%	5.60%	3.28%	—	—	—
Class C(3)	-4.67%	5.91%	3.29%	—	—	—
Class I	-2.80%	7.07%	—	1.44%	—	—
Class O	-3.02%	6.72%	—	—	1.77%	—
Class W	-2.76%	6.97%	—	—	—	2.34%
Excluding Sales Charge:
Class A	-2.99%	6.72%	4.07%	—	—	—
Class B	-3.71%	5.92%	3.28%	—	—	—
Class C	-3.72%	5.91%	3.29%	—	—	—
Class I	-2.80%	7.07%	—	1.44%	—	—
Class O	-3.02%	6.72%	—	—	1.77%	—
Class W	-2.76%	6.97%	—	—	—	2.34%
MSCI World IndexSM	1.77%	9.15%	5.79%	3.28%	4.06%	4.47%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The
Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

7

Voya International Core Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2015 (as a percentage of net assets)

Japan	16.8%
France	12.6%
United Kingdom	11.8%
Switzerland	7.7%
Canada	6.4%
Germany	6.3%
China	5.8%
Netherlands	5.6%
India	5.5%
Italy	5.0%
Countries between 0.1% – 3.0%^	13.5%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 11 countries, which each represents 0.1% – 3.0% of net assets.
Portfolio holdings are subject to change daily.
Voya International Core Fund (“International Core” or the “Fund”) seeks long-term growth of capital. The Fund is managed by Nicolas M. Choumenkovitch and Tara Connolly Stilwell, CFA, Portfolio Managers, of Wellington Management Company LLP (“Wellington”) — the Sub-Adviser.
Performance: For the year ended October 31, 2015, the Fund’s Class I shares provided a total return of 2.10% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned -0.07% and -4.68%, respectively, for the same period.
Portfolio Specifics: Accommodative global monetary policy continued to be a central theme in late 2014 and early 2015. The Bank of Japan unexpectedly expanded its quantitative easing (“QE”) policy late in 2014, investors cheered after the European Central Bank announced an open-ended sovereign QE program to stimulate growth in Europe in early 2015, and China cut interest rates for the sixth time in a year in October 2015 to try and combat a slowing economy. Despite the default in Greece and fears of contagion among the European peripheral countries, global economic data remained constructive, with continued signs of a gradual recovery in Europe.
Global investors breathed a collective sigh of relief after the Greek parliament approved tough austerity measures and German lawmakers voted in favor of starting negotiations on Greece’s third bailout package. However, investor fears were amplified in mid-August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends, a weaker-than-anticipated global growth backdrop, and a competitive currency-devaluation race. The US Federal Reserve Board’s decision to leave policy rates unchanged in September, coupled with an unexpectedly dovish policy statement, led to concerns about the health of the global economy.
The Fund outperformed the MSCI ACWI ex USSM for the twelve months ended October 31, 2015, driven primarily by stock selection, but sector allocations also had a positive impact. Favorable stock selection in the financials, consumer discretionary, and industrials sectors added most to relative outperformance. This was partially offset by weaker selection in the information technology and energy sectors. Sector allocation decisions, a result of the bottom-up stock selection process, benefited most from an overweight allocation to the health
Top Ten Holdings as of October 31, 2015* (as a percentage of net assets)

Sky PLC	2.7%
Novartis AG	2.6%
AstraZeneca PLC	2.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.4%
Canadian National Railway Co.	2.3%
Vonovia SE	2.3%
BNP Paribas	2.3%
Essilor International SA	2.2%
Beiersdorf AG	2.1%
Anheuser-Busch InBev Worldwide, Inc.	2.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
care sector, and underweight allocations to the materials and energy sectors. The Fund’s underweight allocation to the strong performing consumer staples sector detracted from relative results.
From a regional perspective, the Fund benefited most from stock selection within Europe ex UK, Japan, and Pacific Developed ex Japan. This was partially offset by weaker stock selection within emerging markets.
Top contributors to relative performance included Japan-based Ono Pharmaceutical, Italy-based eyewear designer and manufacturer Luxottica Group, and exchange and clearing house operator Hong Kong Exchanges. Top detractors from relative performance include South Korea-based semiconductor company SK Hynix, Canada-based oil company Imperial Oil, and Chinese internet search engine Baidu.
Current Strategy and Outlook: The Fund looks for opportunities in regions and sectors that we believe are undervalued. For companies whose returns have improved and are now reflected in their stock prices, the Fund looks for incremental improvements in returns among those companies that benefit from cyclical tailwinds or can sustain strong returns for longer than generally expected. The Fund continues to strive to maintain what we consider to be a good balance of companies with improving returns and companies with sustainable returns to help mitigate the impact of shifts in economic and/or industry cycles.
As of the end of the period, the Fund was overweight the health care, consumer discretionary, and information technology sectors, and underweight the telecommunication services, materials, and consumer staples sectors. Regionally the Fund ended the period overweight Developed Europe ex UK and underweight Pacific Developed ex Japan, emerging markets, and the UK.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

Portfolio Managers’ Report	Voya International Core Fund

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 year	Since Inception of Class I February 8, 2011	Since Inception of Class W August 7, 2012
Class I	2.10%	3.56%	—
Class W	2.10%	—	8.11%
MSCI EAFE® Index	-0.07%	3.29%	8.68%
MSCI ACWI ex-USSM	-4.68%	1.23%	5.57%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya International Core Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
Effective close of business on November 22, 2013, one of the two sub-advisers was removed from the Fund.

9

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2015 (as a percentage of net assets)

China	27.2%
South Korea	16.1%
Taiwan	10.8%
India	9.0%
Brazil	7.1%
Russia	5.4%
Mexico	3.3%
South Africa	3.2%
Turkey	3.2%
Hong Kong	1.9%
Countries between 0.1% – 1.6%^	10.8%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 22 countries, which each represents 0.1% – 1.6% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Emerging Markets Equity Fund (“Emerging Markets Equity” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — J.P. Morgan Investment Management Inc. (“JPMorgan”), Van Eck Associates Corporation (“Van Eck”) and Delaware Investment Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: George Iwanicki Jr. and Anuj Arora, Portfolio Managers, of the Sleeve that is managed by JPMorgan; David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by Van Eck; and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware.*
Performance: For the year ended October 31, 2015, the Fund’s Class A shares provided a total return of  -18.30%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned -14.53% for the same period.
Portfolio Specifics: Delaware Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 364 basis points (3.64%) for the year ended October 31, 2015. Our underweight positions in Colombia, Greece, and Malaysia contributed to relative performance as all of these markets underperformed. In Korea, shares of Samsung Electronics outperformed in anticipation of increased capital returns to shareholders and stable performance in its semiconductor business. Shares of Lotte Chilsung Beverage benefited from the company’s market share gains in beer. In Israel, shares of Teva Pharmaceutical rose following its announced acquisition of Allergan’s generics business.
In contrast, our holdings in Brazil, China, and Russia detracted the most from performance. In Brazil, shares of Petrobras declined as oil prices plummeted and a corruption scandal unfolded. Shares of consumer companies Hypermarcas and B2W and telecom operators
Top Ten Holdings as of October 31, 2015 (as a percentage of net assets)

Samsung Electronics Co., Ltd.	2.7%
Baidu, Inc. ADR	2.3%
Samsung Electronics Co., Ltd. GDR	2.0%
Tencent Holdings Ltd.	1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.8%
China Mobile Ltd.	1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	1.4%
China Construction Bank	1.4%
Reliance Industries Ltd.	1.2%
Sohu.com, Inc.	1.2%
Portfolio holdings are subject to change daily.
Tim Participacoes and Telefonica Brasil declined as general economic weakness negatively impacted consumers’ purchasing power. In addition, currency depreciation eroded revenue and profits in U.S. dollar terms.
In China, our large overweight position in Baidu detracted from performance due to downward pressure on short-term earnings as the company invests more heavily into future growth initiatives. Our underweight position in Tencent was unfavorable in terms of asset allocation. Shares of Petrochina declined in sympathy with oil prices. Additionally, our underweight stance in the financials sector in China was unfavorable as the sector rallied on speculation for further policy stimulus to boost the economy. In Russia, currency depreciation negatively impacted our investments in Yandex and Qiwi. Shares of Mobile Telesystems and Megafon underperformed as revenue was impacted by ruble depreciation and increasing competition in the telecom sector.
JPMorgan Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 73 basis points (0.73%) for the year ended October 31, 2015, driven by positive country and sector allocation. For a number of years, the Sleeve’s country allocation has been overweight in cheaper, cyclical markets and underweight in more expensive, defensive markets, particularly Latin America ex-Brazil and Association of Southeast Asian Nations. Over the past 12 months, our allocation has been overweight in Northern Asia and a couple of deep-value markets (Russia and Turkey) rather than economies reliant on bulk commodities (Brazil, South Africa, Indonesia). Although we expect China’s growth to stabilize and accelerate slightly into the final quarter, the composition of growth will remain unfriendly for bulk commodities like iron ore and coal.
Our country allocations have driven relative performance, more so on the countries where we were underweight, including Brazil and Malaysia. Brazil has struggled due to falling commodity prices, a recessionary economy and political infighting, and, in our view, still does not look cheap on a valuation basis. Malaysia has been expensive for some time, in our opinion, and has also struggled with a slowing economy. Both markets significantly underperformed over the past year. On the downside, stock selection within South Korea has been a large detractor. Positioning in semiconductor-related stocks fell sharply over the past 12 months, as pricing for DRAM (dynamic random access memory) has fallen steadily.

10

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Van Eck Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 85 basis points (0.85%) for the period since inception on August 24, 2015 through October 31, 2015. The Sleeve seeks long-term capital appreciation by investing in equity securities in emerging markets around the world and focusing on companies with growth potential at a reasonable price.
During the period under review, emerging markets were at the forefront of another global selloff and events in China continued to evolve. Most notably, macro concerns were fueled by a (relatively modest) devaluation of the Chinese currency. The reasons behind such a move were not well communicated and certainly exacerbated a move lower in other emerging market currencies, especially those of commodity exporters such as Brazil. The reluctance of the U.S. Federal Reserve Board to raise interest rates, blaming it on slowing global growth, also added to uncertainty and market volatility. Underlying this, global investor demand remained weak.
China continues to be on a glide path lower in terms of economic growth. It is decelerating, but we still think that the idea that there is going to be a hard landing is wrong, and strongly believe that there are very attractive areas in which to invest. We believe India continues to hold up well and is a bit of an island in this respect. India had high real interest rates, and it is encouraging to finally see a reduction in interest rates in the context of a fairly stable currency. Brazil has been a disappointment, but expectations are now set very low. It looks, to us, increasingly evident that a political solution will be needed to ensure better times ahead.
The three holdings that had the greatest positive impact on the Sleeve were: Samsung Electronics Co., Ltd. Pfd, Naspers Limited, and Advanced Semiconductor Engineering, Inc. The three holdings that had the greatest negative impact were: Smiles SA, BB Seguridade Participações S/A, and Qiwi Plc. Under allocation to the telecommunications services sector had the greatest positive impact on relative performance and stock selection in the industrial sector had the greatest negative impact on relative performance.
Current Strategy & Outlook: Delaware Sleeve — Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and trade at significant discounts to intrinsic value. We are particularly focused on companies that we expect to benefit from long-term changes in how people in emerging markets live and work. Sectors we currently favor include technology and telecom. In the short-term, we believe that global growth concerns are eclipsing fundamental valuation merits. However, we remain patient with our investments and expect companies with sound fundamentals to potentially outperform over the long-term.
JPMorgan Sleeve — Equity markets worldwide have rebounded strongly from their September lows. As we have written previously, sentiment and valuations can be sufficient catalysts for a market turn; this time around, we believe investors found support from both valuations and headlines.
Emerging market equities reached compelling valuation levels in August and September, and the rebound in U.S. markets brought weary investors off the sidelines. Supportive news on the U.S. economy, relief about U.S. earnings, and stimulative policy action by the Peoples Bank of China and the European Central Bank also boosted the rebound. Among markets globally, the bounce in emerging markets has been the weakest, reflecting what we consider to be deep-seated concerns about growth and the dollar. We share some of those concerns and will feel more confident in a more lasting emerging market rally when fundamentals improve.
Van Eck Sleeve — The current turbulence in the markets has created, and continues to create, the potential opportunity for high-quality structural growth stocks to come within the Sleeve’s valuation range. Generally speaking, we believe valuations currently look attractive. However, at a general market level, concerns about high debt levels (in certain sectors, in certain countries) have exacerbated capital flow, which has in turn tightened both domestic liquidity and depressed demand.
In our view, it is wrong to treat the asset class as anything close to homogenous. We continue to find very specific, exciting opportunities on a bottoms-up basis, whilst being realistic about the issues that exist in emerging markets, and the unexciting global growth outlook.

*
On July 9, 2015, the Fund’s Board of Trustees approved a change with respect to the Fund’s Sub-Advisers, adding Van Eck as an additional Sub-Adviser to the Fund. Beginning August 10, 2015, through the close of business on August 21, 2015, the Fund was in a transition period during which time the transition manager sold a portion of the assets managed by Delaware and JPMorgan. Effective August 24, 2015, Van Eck was added as an additional Sub-Adviser to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
11

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 Year	Since Inception of Classes A, C, I, R & W October 11, 2011	Since Inception of Class B July 20, 2012
Including Sales Charge:
Class A(1)	-22.97%	-1.94%	—
Class B(2)	-22.94%	—	-2.87%
Class C(3)	-19.77%	-1.26%	—
Class I	-18.06%	-0.17%	—
Class R	-18.49%	-0.72%	—
Class W	-18.09%	-0.24%	—
Excluding Sales Charge:
Class A	-18.30%	-0.50%	—
Class B	-18.88%	—	-1.97%
Class C	-18.96%	-1.26%	—
Class I	-18.06%	-0.17%	—
Class R	-18.49%	-0.72%	—
Class W	-18.09%	-0.24%	—
MSCI EM IndexSM	-14.53%	0.74%	-0.64%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to
www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5.00% and 3%, respectively, for the 1 year and since inception returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Effective August 24, 2015, one new sub-adviser was added to the Fund.

12

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

Geographic Diversification as of October 31, 2015 (as a percentage of net assets)

United Kingdom	22.0%
Japan	19.7%
France	7.1%
Switzerland	7.0%
Sweden	4.4%
Germany	4.2%
Netherlands	3.5%
Australia	3.2%
United States	2.9%
China	2.3%
Countries between 0.1% – 2.3%^	21.8%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 26 countries, which each represents 0.1% − 2.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity” or the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), J.P. Morgan Investment Management Inc. (“JPMorgan”), and T. Rowe Price Associates, Inc. (“TRPA”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Moritz Sitte and Tom Walsh Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Gerd Woort-Menker, CFA, Portfolio Manager of the Sleeve that is managed by JPMorgan; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, and John Reinsberg, Portfolio Managers of the Sleeve that is managed by Lazard and Richard N. Clattenburg, CFA, Portfolio Manager of the Sleeve that is managed by TRPA.*
Performance: For the year ended October 31, 2015, the Fund’s Class I shares provided a total return of  -0.45% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned -0.07% and -4.68%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 194 basis points (1.94%) for the year ended October 31, 2015. We were overweight the consumer sectors, which were among the strongest over the period, at the expense of those in weak sectors like energy and materials. Our biggest success, however, was among the financials, where our selections achieved significantly positive returns, on average, in a sector which generally suffered losses over the period. The largest contributor to performance was Rightmove. The UK online property portal’s shares continued to benefit from its reinforced leading market position, after a new entrant failed to take market share from Rightmove earlier this year, and it saw an increase in site visits. Other contributors included Japanese holdings Shimano, Kao, and MS&AD Insurance. Shimano, the Japanese bicycle component manufacturer, benefited from the weaker Yen environment, as around half of its production is in Japan and almost all R&D is in Yen. Despite slowing demand in China, Shimano continues to see strong demand for its high end products and the share price benefitted on the back of this.
The largest detractor from performance was SEEK. The Australian online recruitment company is the largest global employment marketplace operating in 14 countries. SEEK reported an increase in revenues and profits, however the figures were below expectations. Its education business contracted due to
Top Ten Holdings as of October 31, 2015 (as a percentage of net assets)

Novartis AG	2.1%
Prudential PLC	1.6%
BG Group PLC	1.5%
Bayer AG	1.5%
Daiwa House Industry Co., Ltd.	1.4%
British American Tobacco PLC	1.3%
Shire PLC	1.3%
BNP Paribas	1.3%
Lloyds Banking Group Plc	1.2%
Total S.A.	1.2%
Portfolio holdings are subject to change daily.
some IT issues, fee reforms, and increased competition. Other detractors from performance included THK. The Japanese linear motion guide manufacturer is a beneficiary of industrial growth and factory automation. Having enjoyed high levels of profitability, it suffered more recently from the slowdown in China and a decrease in profitability there. It has also seen more of an overlap in its business with competitor company, Hiwin. Perhaps unsurprisingly, holdings in Weir Group and BG Group also detracted from performance, given the significant fall in the oil price since the second half of 2014.
Lazard Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 259 basis points (2.59%) for the year ended October 31, 2015, preserving capital during a volatile period. Stock selection in the financials sector was additive to relative returns, as shares of Japanese real estate construction company Daiwa House rose in a negative market on better-than-expected results, while British credit card company Provident Financial offered a strong outlook highlighting a rise and improvement in credit quality amid a stronger UK economy. In the industrials sector, the continued European economic recovery and lower oil prices were favorable for both domestic and international air travel, which benefited British airline International Consolidated and Ireland’s discount airline Ryanair.
In contrast, stock selection in telecom services detracted from relative returns as shares of Japanese conglomerate SoftBank fell on concerns about slowing growth at its Chinese e-commerce holding, Alibaba. The stock recovered somewhat in the most recent month as Alibaba reported encouraging results. Also in the sector, a holding in Turkcell hurt returns, exacerbated by a weak Turkish lira and political uncertainty despite strong company fundamentals. Additionally, the Sleeve suffered from stock selection in emerging markets, as holdings in Brazil such as BB Seguridade and Estacio were hurt by adverse economic conditions and by the decline in the real. In Greece, shares of Piraeus Bank and Hellenic Telecom declined due to the uncertainty of the country leaving the euro. The positions in Piraeus and Hellenic Telecom were sold prior to the implementation of capital controls that closed the banking system for three weeks.
JPMorgan Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 328 basis points (3.28%) for the year ended October 31, 2015. Stock selection in healthcare and consumer staples, where an underweight also hurt, detracted from performance. Alternatively, stock selection in telecommunication services and consumer discretionary contributed. Regionally, stock selection in Continental Europe and Japan had a negative impact, while an underweight in the Pacific Rim was the only positive contributor.
At the individual stock level, shares of Japan Tobacco fell as the company announced it would buy international rights to Reynolds America Natural Spirit brand in a deal many shareholders think will be difficult to defend. Investor worries about Russia, which accounts for about 20% of Japan Tobacco’s earnings before interest, taxes, depreciation and amortization, weighed heavily on the stock last year. Since then, those fears have eased. The company

13

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

has continued to dispose of its non-core assets and vowed to increase its payout to shareholders. We maintain our conviction in management and believe the current valuation is attractive for long-term growth prospects.
On the upside, RyanAir, the European discount airline, was a strong performer, as the company raised its projected profit forecast for the fiscal year. The European airline industry in general has benefitted from lower energy prices and improving demand. Summer ticket sales were particularly strong leading to higher-than-expected fares. The company is seeking to jettison its down-market image and reposition itself as offering a quality product at competitive prices to appeal to business travelers and casual tourists alike. The stock provides the Sleeve with exposure to an improving European economy.
TRPA Sleeve -— The Sleeve outperformed the MSCI ACWI ex-USSM by approximately 455 basis points (4.55%) for the year ended October 31, 2015. At the sector level, stock selection in materials, coupled with an underweight position, contributed the most to relative performance. James Hardie Industries, an Australian fiber cement producer, rose after reporting consistently strong results throughout the year. We think the company is well positioned to benefit from the ongoing rebound in U.S. housing as well as longer-term migration toward fiber cement siding over alternatives. Holdings in industrials and business services also aided relative returns. Shares of Capita, a leading business process outsourcing company in the UK, gained ground after reporting solid earnings results and announcing an acquisition of German relationship management services company Avocis Deutschland, which would be extremely accretive to earnings. We think the company is capable of solid organic growth over the long term as the firm continues to diversify its pipeline mix and expand. Conversely, names in the telecommunication services sector weighed on relative results. Brazilian telecommunications provider Tim Participacoes pulled back as macroeconomic problems in Brazil weighed on equities broadly in that country and also served as a headwind for the firm’s earnings growth. Nevertheless, we continue to think the company’s management is taking steps to reduce expenses and grow the data and fixed line businesses over the long term, and we think Tim Participacoes could once again become an acquisition target should the industry consolidate.
At the regional level, names in Pacific ex-Japan contributed the most to relative performance. Conversely, holdings in Latin America weighed on relative results.
As of period end, the Sleeve held stock rights, which had a minimal impact on net exposure and were held at various points during the year. The estimated return impact from employing currency forwards was 1 bps (0.01%) and a negligible return impact from stock rights for the year.
Current Strategy and Outlook: Baillie Gifford Sleeve — We believe that the best way we can add value to the Sleeve is by selecting stocks to hold for the long-term through bottom-up stock selection. We do not make short-term predictions around macroeconomic issues or stock markets movements, but look at underlying fundamental aspects of businesses. We believe that the recent market falls present good entry opportunities for long term investors and that international equities offer a plethora of long-term growth opportunities at increasingly attractive prices.
Lazard Sleeve — Global growth is slowing as China continues to adjust its economic model, liquidity is withdrawn from the emerging markets, and as the commodity and energy boom unwinds. We believe consumers broadly look better positioned in developed markets, and there are a few signs of labor tightness in the United States and Japan. In our opinion, many areas in technology and health care also continue to be strong. Generally corporates remain in a healthy condition, but profit forecasts, and in some cases margins, are under pressure in a number of areas. We believe credit is also showing some early signs of deterioration.
Yet share prices today appear dependent on both some level of economic recovery, and a continuation of currently very-low interest rates. This is dangerous, in our opinion, as over the medium-term it is an unlikely combination. The portfolio team continues to focus on stock selection, seeking to find stocks with sustainably high or improving returns trading at what we believe are attractive valuations.
JPMorgan Sleeve — Economic conditions throughout much of the developed world continue to progress much as expected.
Supported by loose monetary policy, a weaker currency and lower oil prices, Europe appears to have built modest economic momentum. In Japan, macro conditions remain sluggish, prompting the government to consider additional stimuli but we believe we are seeing some promising signs at the micro level.
The U.S. and U.K. economies appear to be on a firm footing. We believe underlying demand remains solid, paving the way for rates to start rising, perhaps as early as December. We expect, however, that the U.S. Federal Reserve Board will take its time in bringing interest rates back to “normal.”
TRPA Sleeve — We remain cautiously optimistic as company fundamentals and underlying economic trends in many parts of the world continue to show improvement. European financials with more exposure to their domestic markets look attractive given their relatively lower earnings downgrade risk and lower currency risk exposure. We believe emerging markets have provided more opportunities to find interesting valuations. We remain constructive on India, where Prime Minister Narendra Modi’s long-term reforms are still on track and where the fundamentals of high-quality firms in banking, telecommunications, and IT services continue to show healthy growth. In China, we are seeking names that can continue to take a share in existing markets.

*
Effective December 1, 2014, Paul Faulkner was removed as a portfolio manager of the Fund and Tom Walsh, Moritz Sitte and Sophie Earnshaw were added as portfolio managers to the Fund. Effective April 1, 2015, Robert W. Smith was removed as a portfolio manager of the Fund and Richard N. Clattenburg was added as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
14

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 year	Since Inception of Class I January 6, 2011
Class I	-0.45%	4.23%
MSCI EAFE	-0.07%	4.50%
MSCI ACWI ex-USSM	-4.68%	2.03%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
Effective July 1, 2013, two new sub-advisers were added to the Fund.

15

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2015*	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2015*
Voya Emerging Markets Equity Dividend Fund
Class A	$1,000.00	$795.90	1.70%	$7.70	$1,000.00	$1,016.64	1.70%	$8.64
Class B	1,000.00	792.20	2.45	11.07	1,000.00	1,012.85	2.45	12.43
Class C	1,000.00	792.90	2.45	11.07	1,000.00	1,012.85	2.45	12.43
Class I	1,000.00	796.70	1.45	6.57	1,000.00	1,017.90	1.45	7.37
Class O	1,000.00	795.90	1.70	7.70	1,000.00	1,016.64	1.70	8.64
Class W	1,000.00	796.70	1.45	6.57	1,000.00	1,017.90	1.45	7.37
Voya Global Equity Dividend Fund
Class A	$1,000.00	$951.20	1.25%	$6.15	$1,000.00	$1,018.90	1.25%	$6.36
Class B	1,000.00	946.90	2.00	9.81	1,000.00	1,015.12	2.00	10.16
Class C	1,000.00	947.10	2.00	9.82	1,000.00	1,015.12	2.00	10.16
Class I	1,000.00	951.80	1.00	4.92	1,000.00	1,020.16	1.00	5.09
Class O	1,000.00	950.40	1.25	6.15	1,000.00	1,018.90	1.25	6.36
Class W	1,000.00	952.20	1.00	4.92	1,000.00	1,020.16	1.00	5.09
Voya International Core Fund
Class I	$1,000.00	$957.10	0.95%	$4.69	$1,000.00	$1,020.42	0.95%	$4.84
Class W	1,000.00	957.10	0.95	4.69	1,000.00	1,020.42	0.95	4.84
16

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2015*	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2015*
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$827.90	1.60%	$7.37	$1,000.00	$1,017.14	1.60%	$8.13
Class B	1,000.00	824.90	2.35	10.81	1,000.00	1,013.36	2.35	11.93
Class C	1,000.00	824.60	2.35	10.81	1,000.00	1,013.36	2.35	11.93
Class I	1,000.00	829.10	1.25	5.76	1,000.00	1,018.90	1.25	6.36
Class R	1,000.00	827.10	1.85	8.52	1,000.00	1,015.88	1.85	9.40
Class W	1,000.00	828.70	1.35	6.22	1,000.00	1,018.40	1.35	6.87
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$939.50	0.96%	$4.69	$1,000.00	$1,020.37	0.96%	$4.89

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Voya Mutual Funds
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, Voya International Core Fund, Voya Multi-Manager Emerging Markets Equity Fund, and Voya Multi-Manager International Equity Fund, each a series of Voya Mutual Funds, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2015
18

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2015

	Voya Emerging Markets Equity Dividend Fund	Voya Global Equity Dividend Fund	Voya International Core Fund
ASSETS:
Investments in securities at fair value*	$12,585,136	$86,413,683	$341,519,199
Short-term investments at fair value**	—	—	12,427,411
Total investments at fair value	$12,585,136	$86,413,683	$353,946,610
Cash	324,821	2,938,131	—
Foreign currencies at value***	34,882	3,247	5,459
Receivables:
Investment securities sold	—	560,979	3,363,862
Fund shares sold	15,212	72,184	874,967
Dividends	22,497	175,457	719,700
Foreign currency settlement (Note 14)	11,015	812,575	29,267
Foreign tax reclaims	1,829	114,482	513,519
Prepaid expenses	12,283	21,611	15,072
Reimbursement due from manager	21,941	20,578	13,164
Other assets	809	9,280	3,557
Total assets	13,030,425	91,142,207	359,485,177
LIABILITIES:
Payable for investment securities purchased	—	229,510	4,733,068
Payable for fund shares redeemed	—	259,747	2,156,916
Payable for investment management fees	12,183	60,947	253,385
Payable for distribution and shareholder service fees	3,616	33,552	—
Payable to trustees under the deferred compensation plan (Note 6)	809	9,280	3,557
Payable for trustee fees	79	478	1,605
Other accrued expenses and liabilities	58,744	159,603	240,776
Total liabilities	75,431	753,117	7,389,307
NET ASSETS	$12,954,994	$90,389,090	$352,095,870
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$16,619,210	$160,353,564	$340,801,393
Undistributed net investment income	219,930	58,472	3,732,754
Accumulated net realized gain (loss)	(694,910)	(68,674,910)	4,023,163
Net unrealized appreciation (depreciation)	(3,189,236)	(1,348,036)	3,538,560
NET ASSETS	$12,954,994	$90,389,090	$352,095,870
* Cost of investments in securities	$15,768,336	$87,750,380	$337,906,034
** Cost of short-term investments	$—	$—	$12,427,411
*** Cost of foreign currencies	$37,318	$3,293	$5,460
See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2015 (continued)

	Voya Emerging Markets Equity Dividend Fund	Voya Global Equity Dividend Fund	Voya International Core Fund
Class A
Net assets	$7,516,736	$40,158,661	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	711,091	3,152,716	n/a
Net asset value and redemption price per share†	$10.57	$12.74	n/a
Maximum offering price per share (5.75%)(1)	$11.21	$13.52	n/a
Class B
Net assets	$147,755	$700,249	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	14,188	54,962	n/a
Net asset value and redemption price per share†	$10.41	$12.74	n/a
Class C
Net assets	$1,518,403	$25,594,427	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	146,855	2,021,611	n/a
Net asset value and redemption price per share†	$10.34	$12.66	n/a
Class I
Net assets	$1,162,851	$9,447,235	$330,600,862
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	109,470	740,693	34,458,631
Net asset value and redemption price per share	$10.62	$12.75	$9.59
Class O
Net assets	$2,589,735	$13,307,567	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	247,831	1,046,737	n/a
Net asset value and redemption price per share	$10.45	$12.71	n/a
Class W
Net assets	$19,514	$1,180,951	$21,495,008
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	1,844	83,801	2,241,226
Net asset value and redemption price per share	$10.58	$14.09	$9.59

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2015

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund
ASSETS:
Investments in securities at fair value+*	$247,387,580	$528,317,253
Short-term investments at fair value**	1,504,605	14,164,518
Total investments at fair value	$248,892,185	$542,481,771
Cash	2,068,468	5,734,540
Foreign currencies at value***	356,599	150,351
Receivables:
Investment securities sold	3,233,967	7,404,438
Fund shares sold	804,579	680,602
Dividends	114,229	1,063,192
Foreign currency settlement (Note 14)	835,513	101,888
Foreign tax reclaims	1,056	680,946
Unrealized appreciation on forward foreign currency contracts	—	443,876
Prepaid expenses	38,819	1,018
Reimbursement due from manager	28,162	—
Other assets	4,822	3,489
Total assets	256,378,399	558,746,111
LIABILITIES:
Payable for investment securities purchased	644,696	4,350,847
Payable for fund shares redeemed	2,711,662	5,060,171
Payable upon receipt of securities loaned	108,008	9,415,313
Unrealized depreciation on forward foreign currency contracts	—	605,661
Payable for investment management fees	236,068	387,054
Payable for distribution and shareholder service fees	9,131	—
Payable to trustees under the deferred compensation plan (Note 6)	4,822	3,489
Payable for trustee fees	1,255	2,512
Other accrued expenses and liabilities	261,480	259,228
Total liabilities	3,977,122	20,084,275
NET ASSETS	$252,401,277	$538,661,836
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$332,640,063	$523,482,624
Undistributed net investment income	3,229,938	6,801,867
Accumulated net realized loss	(54,822,463)	(727,312)
Net unrealized appreciation (depreciation)	(28,646,261)	9,104,657
NET ASSETS	$252,401,277	$538,661,836
+ Including securities loaned at value	$102,192	$8,962,058
* Cost of investments in securities	$276,040,077	$518,971,317
** Cost of short-term investments	$1,504,605	$14,164,518
*** Cost of foreign currencies	$351,686	$150,961
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2015 (continued)

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund
Class A
Net assets	$25,070,696	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	2,686,823	n/a
Net asset value and redemption price per share†	$9.33	n/a
Maximum offering price per share (5.75%)(1)	$9.90	n/a
Class B
Net assets	$119,858	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	12,917	n/a
Net asset value and redemption price per share†	$9.28	n/a
Class C
Net assets	$4,420,119	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	477,078	n/a
Net asset value and redemption price per share†	$9.26	n/a
Class I
Net assets	$199,846,543	$538,661,836
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	21,342,256	49,572,262
Net asset value and redemption price per share	$9.36	$10.87
Class R
Net assets	$5,802	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	625	n/a
Net asset value and redemption price per share	$9.28	n/a
Class W
Net assets	$22,938,259	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	2,454,605	n/a
Net asset value and redemption price per share	$9.34	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
22

STATEMENTS OF OPERATIONS for the year ended October 31, 2015

	Voya Emerging Markets Equity Dividend Fund	Voya Global Equity Dividend Fund	Voya International Core Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$533,976	$3,121,403	$6,928,001
Interest	—	—	423
Securities lending income, net	—	1,716	—
Total investment income	533,976	3,123,119	6,928,424
EXPENSES:
Investment management fees(1)	166,069	716,751	2,582,581
Distribution and shareholder service fees:
Class A	23,484	106,113	—
Class B	3,540	15,930	—
Class C	18,975	276,302	—
Class O	7,860	35,479	—
Transfer agent fees:
Class A	31,369	107,475	—
Class B	1,163	3,942	—
Class C	6,335	69,918	—
Class I	1,057	8,378	3,349
Class O	10,506	35,766	—
Class W	74	3,025	44,004
Administrative service fees(1)	8,661	48,177	145,664
Shareholder reporting expense	12,467	21,354	27,382
Registration fees	71,658	72,400	48,186
Professional fees	33,340	35,699	61,217
Custody and accounting expense	73,365	86,487	224,646
Trustee fees	476	2,868	9,629
Miscellaneous expense	6,726	10,314	20,269
Interest expense	—	—	71
Total expenses	477,125	1,656,378	3,166,998
Net waived and reimbursed fees	(192,713)	(265,858)	(114,805)
Brokerage commission recapture	—	—	(3,867)
Net expenses	284,412	1,390,520	3,048,326
Net investment income	249,564	1,732,599	3,880,098
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	(431,584)	2,532,559	5,125,785
Foreign currency related transactions	(19,768)	811,732	(149,336)
Net realized gain (loss)	(451,352)	3,344,291	4,976,449
Net change in unrealized appreciation (depreciation) on:
Investments	(3,191,045)	(8,748,010)	(7,110,064)
Foreign currency related transactions	(4,818)	(3,263)	(16,151)
Net change in unrealized appreciation (depreciation)	(3,195,863)	(8,751,273)	(7,126,215)
Net realized and unrealized loss	(3,647,215)	(5,406,982)	(2,149,766)
Increase (decrease) in net assets resulting from operations	$(3,397,651)	$(3,674,383)	$1,730,332
* Foreign taxes withheld	$56,372	$201,612	$733,757
^ Foreign taxes on sale of Indian investments	$8,092	$—	$658

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements
23

STATEMENTS OF OPERATIONS for the year ended October 31, 2015

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,962,374	$11,501,731
Securities lending income, net	68,125	69,421
Total investment income	6,030,499	11,571,152
EXPENSES:
Investment management fees(1)	2,639,881	4,028,753
Distribution and shareholder service fees:
Class A	74,041	—
Class B	2,392	—
Class C	55,602	—
Class R	97	—
Transfer agent fees:
Class A	73,498	—
Class B	593	—
Class C	13,787	—
Class I	18,864	1,622
Class R	48	—
Class W	85,511	—
Administrative service fees(1)	122,459	241,863
Shareholder reporting expense	24,162	14,428
Registration fees	76,204	491
Professional fees	80,589	97,971
Custody and accounting expense	331,595	486,229
Trustee fees	7,534	15,073
Information statement costs (Note 6)	20,600	—
Miscellaneous expense	30,402	31,851
Interest expense	574	2,927
Total expenses	3,658,433	4,921,208
Net waived and reimbursed fees	(314,711)	(77,733)
Brokerage commission recapture	(2,349)	(1,983)
Net expenses	3,341,373	4,841,492
Net investment income	2,689,126	6,729,660
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	(12,819,371)	2,178,435
Foreign currency related transactions	545,229	211,013
Futures	149,025	13,736
Net realized gain (loss)	(12,125,117)	2,403,184
Net change in unrealized appreciation (depreciation) on:
Investments	(40,272,752)	(11,994,096)
Foreign currency related transactions	6,303	(632,408)
Futures	—	7,798
Net change in unrealized appreciation (depreciation)	(40,266,449)	(12,618,706)
Net realized and unrealized loss	(52,391,566)	(10,215,522)
Decrease in net assets resulting from operations	$(49,702,440)	$(3,485,862)
* Foreign taxes withheld	$803,597	$1,047,119
^ Foreign taxes on sale of Indian investments	$527	$—

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements
24

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Equity Dividend Fund		Voya Global Equity Dividend Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$249,564	$394,029	$1,732,599	$1,905,213
Net realized gain (loss)	(451,352)	233,062	3,344,291	7,623,285
Net change in unrealized appreciation (depreciation)	(3,195,863)	(764,233)	(8,751,273)	(4,884,206)
Increase (decrease) in net assets resulting from operations	(3,397,651)	(137,142)	(3,674,383)	4,644,292
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(239,871)	(246,993)	(844,744)	(871,611)
Class B	(6,189)	(5,977)	(17,337)	(40,887)
Class C	(29,909)	(22,113)	(337,762)	(374,951)
Class I	(35,622)	(20,202)	(195,571)	(135,407)
Class O	(79,700)	(68,211)	(288,088)	(422,175)
Class W	(587)	(551)	(24,827)	(35,554)
Net realized gains:
Class A	(133,162)	(1,642,903)	—	—
Class B	(7,154)	(106,882)	—	—
Class C	(26,368)	(286,075)	—	—
Class I	(17,103)	(114,146)	—	—
Class O	(43,316)	(442,902)	—	—
Class W	(289)	(3,029)	—	—
Total distributions	(619,270)	(2,959,984)	(1,708,329)	(1,880,585)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,961,598	4,049,054	7,705,402	7,633,416
Proceeds from shares issued in merger (Note 13)	—	—	34,758,316	—
Reinvestment of distributions	469,628	2,324,707	1,162,012	1,188,417
	2,431,226	6,373,761	43,625,730	8,821,833
Cost of shares redeemed	(5,027,925)	(8,217,109)	(20,164,587)	(14,563,563)
Net increase (decrease) in net assets resulting from capital share transactions	(2,596,699)	(1,843,348)	23,461,143	(5,741,730)
Net increase (decrease) in net assets	(6,613,620)	(4,940,474)	18,078,431	(2,978,023)
NET ASSETS:
Beginning of year or period	19,568,614	24,509,088	72,310,659	75,288,682
End of year or period	$12,954,994	$19,568,614	$90,389,090	$72,310,659
Undistributed net investment income at end of year or period	$219,930	$390,071	$58,472	$5,938

See Accompanying Notes to Financial Statements
25

STATEMENTS OF CHANGES IN NET ASSETS

	Voya International Core Fund		Voya Multi-Manager Emerging Markets Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$3,880,098	$2,907,224	$2,689,126	$2,849,978
Net realized gain (loss)	4,976,449	38,571,575	(12,125,117)	2,831,431
Net change in unrealized appreciation (depreciation)	(7,126,215)	(38,153,904)	(40,266,449)	(6,163,141)
Increase (decrease) in net assets resulting from operations	1,730,332	3,324,895	(49,702,440)	(481,732)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(343,659)	(313,992)
Class C	—	—	(7,284)	(2,548)
Class I	(2,203,559)	(6,628,249)	(2,503,591)	(1,959,669)
Class R	—	—	(189)	(258)
Class W	(269,255)	(373,547)	(452,410)	(190,633)
Net realized gains:
Class I	(33,618,638)	(721,032)	—	—
Class W	(4,107,886)	(40,708)	—	—
Total distributions	(40,199,338)	(7,763,536)	(3,307,133)	(2,467,100)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	157,048,950	139,969,909	143,904,488	120,119,427
Reinvestment of distributions	40,199,338	7,763,536	3,276,929	2,440,080
	197,248,288	147,733,445	147,181,417	122,559,507
Cost of shares redeemed	(98,308,725)	(261,216,238)	(85,379,032)	(119,171,159)
Net increase (decrease) in net assets resulting from capital share transactions	98,939,563	(113,482,793)	61,802,385	3,388,348
Net increase (decrease) in net assets	60,470,557	(117,921,434)	8,792,812	439,516
NET ASSETS:
Beginning of year or period	291,625,313	409,546,747	243,608,465	243,168,949
End of year or period	$352,095,870	$291,625,313	$252,401,277	$243,608,465
Undistributed net investment income at end of year or period	$3,732,754	$2,474,559	$3,229,938	$3,245,621

See Accompanying Notes to Financial Statements
26

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$6,729,660	$9,848,494
Net realized gain	2,403,184	18,989,967
Net change in unrealized appreciation (depreciation)	(12,618,706)	(29,722,528)
Decrease in net assets resulting from operations	(3,485,862)	(884,067)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(10,676,742)	(3,546,267)
Net realized gains	(18,302,987)	(328,772)
Total distributions	(28,979,729)	(3,875,039)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	191,899,761	236,260,048
Reinvestment of distributions	28,979,729	3,875,039
	220,879,490	240,135,087
Cost of shares redeemed	(134,982,452)	(88,818,766)
Net increase in net assets resulting from capital share transactions	85,897,038	151,316,321
Net increase in net assets	53,431,447	146,557,215
NET ASSETS:
Beginning of year or period	485,230,389	338,673,174
End of year or period	$538,661,836	$485,230,389
Undistributed net investment income at end of year or period	$6,801,867	$10,149,678

See Accompanying Notes to Financial Statements
27

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Equity Dividend Fund
Class A
10-31-15	13.66	0.20•	(2.84)	(2.64)	0.29	0.16	—	0.45	—	10.57	(19.67)	2.93	1.70	1.70	1.66	7,517	50
10-31-14	15.68	0.27•	(0.35)	(0.08)	0.25	1.69	—	1.94	—	13.66	0.19	2.50	1.70	1.70	1.95	11,404	46
10-31-13	14.87	0.25•	0.78	1.03	0.22	—	—	0.22	—	15.68	6.93	2.61	1.72	1.72	1.66	15,560	148
10-31-12	14.19	0.11	0.57	0.68	—	—	—	—	—	14.87	4.79	2.40	2.10	2.10	0.73	18,356	51
10-31-11	16.40	0.05	(2.08)	(2.03)	0.18	—	—	0.18	—	14.19	(12.53)	2.11	2.10	2.10	0.29	21,370	129
Class B
10-31-15	13.40	0.10•	(2.79)	(2.69)	0.14	0.16	—	0.30	—	10.41	(20.32)	3.68	2.45	2.45	0.79	148	50
10-31-14	15.35	0.16•	(0.33)	(0.17)	0.09	1.69	—	1.78	—	13.40	(0.52)	3.25	2.45	2.45	1.21	661	46
10-31-13	14.55	0.13•	0.75	0.88	0.08	—	—	0.08	—	15.35	6.08	3.36	2.47	2.47	0.91	1,044	148
10-31-12	13.99	(0.00)*	0.56	0.56	—	—	—	—	—	14.55	4.00	3.15	2.85	2.85	(0.03)	1,429	51
10-31-11	16.18	(0.08)•	(2.04)	(2.12)	0.07	—	—	0.07	—	13.99	(13.14)	2.86	2.85	2.85	(0.51)	1,771	129
Class C
10-31-15	13.35	0.11•	(2.77)	(2.66)	0.19	0.16	—	0.35	—	10.34	(20.26)	3.68	2.45	2.45	0.92	1,518	50
10-31-14	15.34	0.18	(0.35)	(0.17)	0.13	1.69	—	1.82	—	13.35	(0.54)	3.25	2.45	2.45	1.21	2,282	46
10-31-13	14.55	0.14•	0.75	0.89	0.10	—	—	0.10	—	15.34	6.10	3.36	2.47	2.47	0.92	2,670	148
10-31-12	13.99	(0.02)	0.58	0.56	—	—	—	—	—	14.55	4.00	3.15	2.85	2.85	(0.15)	2,974	51
10-31-11	16.19	(0.06)	(2.06)	(2.12)	0.08	—	—	0.08	—	13.99	(13.16)	2.86	2.85	2.85	(0.39)	4,186	129
Class I
10-31-15	13.74	0.23•	(2.85)	(2.62)	0.34	0.16	—	0.50	—	10.62	(19.47)	2.45	1.45	1.45	1.86	1,163	50
10-31-14	15.77	0.30•	(0.34)	(0.04)	0.30	1.69	—	1.99	—	13.74	0.46	2.15	1.45	1.45	2.15	1,540	46
10-31-13	14.95	0.28	0.81	1.09	0.27	—	—	0.27	—	15.77	7.30	2.31	1.42	1.42	1.81	1,083	148
10-31-12	14.23	0.11•	0.61	0.72	—	—	—	—	—	14.95	5.06	2.08	1.78	1.78	0.80	1,645	51
10-31-11	16.44	0.12•	(2.10)	(1.98)	0.23	—	—	0.23	—	14.23	(12.20)	1.78	1.77	1.77	0.74	1,924	129
Class O
10-31-15	13.51	0.20•	(2.80)	(2.60)	0.30	0.16	—	0.46	—	10.45	(19.62)	2.93	1.70	1.70	1.69	2,590	50
10-31-14	15.54	0.27	(0.35)	(0.08)	0.26	1.69	—	1.95	—	13.51	0.17	2.50	1.70	1.70	1.92	3,658	46
10-31-13	14.74	0.26•	0.76	1.02	0.22	—	—	0.22	—	15.54	6.93	2.61	1.72	1.72	1.71	4,124	148
10-31-12	14.07	0.12	0.55	0.67	—	—	—	—	—	14.74	4.76	2.40	2.10	2.10	0.75	4,175	51
10-31-11	16.27	0.07	(2.08)	(2.01)	0.19	—	—	0.19	—	14.07	(12.51)	2.11	2.10	2.10	0.48	4,636	129
See Accompanying Notes to Financial Statements
28

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Equity Dividend Fund (continued)
Class W
10-31-15	13.68	0.24	(2.85)	(2.61)	0.33	0.16	—	0.49	—	10.58	(19.46)	2.68	1.45	1.45	1.96	20	50
10-31-14	15.72	0.36•	(0.40)	(0.04)	0.31	1.69	—	2.00	—	13.68	0.45	2.25	1.45	1.45	2.58	24	46
10-31-13	14.94	0.27•	0.80	1.07	0.29	—	—	0.29	—	15.72	7.19	2.36	1.47	1.47	1.79	28	148
10-31-12	14.23	0.10•	0.61	0.71	—	—	—	—	—	14.94	4.99	2.15	1.85	1.85	0.66	21	51
08-05-11(4) - 10-31-11	15.51	0.02	(1.30)	(1.28)	0.00*	—	—	0.00*	—	14.23	(8.25)	1.86	1.85	1.85	0.61	3	129
Voya Global Equity Dividend Fund
Class A
10-31-15	13.41	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.74	(2.99)(a)	1.54	1.25	1.25	2.01	40,159	25
10-31-14	12.92	0.37	0.48	0.85	0.36	—	—	0.36	—	13.41	6.60	1.46	1.27	1.27	2.75	29,971	40
10-31-13	10.69	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.92	23.19	1.43	1.36	1.36	1.82	32,036	57
10-31-12	10.05	0.24	0.64	0.88	0.24	—	—	0.24	—	10.69	8.86	1.52	1.42	1.42	2.24	30,217	66
10-31-11	10.31	0.28•	(0.29)	(0.01)	0.25	—	—	0.25	—	10.05	(0.16)	1.42	1.40	1.40	2.67	33,494	83
Class B
10-31-15	13.38	0.17•	(0.66)	(0.49)	0.15	—	—	0.15	—	12.74	(3.71)(a)	2.29	2.00	2.00	1.31	700	25
10-31-14	12.90	0.28	0.46	0.74	0.26	—	—	0.26	—	13.38	5.72	2.21	2.02	2.02	2.04	1,648	40
10-31-13	10.66	0.13•	2.24	2.37	0.13	—	—	0.13	—	12.90	22.37	2.18	2.11	2.11	1.09	2,593	57
10-31-12	10.03	0.15•	0.64	0.79	0.16	—	—	0.16	—	10.66	7.95	2.27	2.17	2.17	1.48	4,062	66
10-31-11	10.28	0.20•	(0.29)	(0.09)	0.16	—	—	0.16	—	10.03	(0.86)	2.17	2.15	2.15	1.87	6,108	83
Class C
10-31-15	13.32	0.17	(0.66)	(0.49)	0.17	—	—	0.17	—	12.66	(3.72)(a)	2.29	2.00	2.00	1.26	25,594	25
10-31-14	12.84	0.27	0.48	0.75	0.27	—	—	0.27	—	13.32	5.78	2.21	2.02	2.02	2.00	18,079	40
10-31-13	10.62	0.13	2.23	2.36	0.14	—	—	0.14	—	12.84	22.35	2.18	2.11	2.11	1.08	19,834	57
10-31-12	10.00	0.16	0.63	0.79	0.17	—	—	0.17	—	10.62	7.92	2.27	2.17	2.17	1.49	18,932	66
10-31-11	10.26	0.20•	(0.29)	(0.09)	0.17	—	—	0.17	—	10.00	(0.91)	2.17	2.15	2.15	1.94	21,985	83
Class I
10-31-15	13.43	0.30	(0.67)	(0.37)	0.31	—	—	0.31	—	12.75	(2.80)(a)	1.14	1.00	1.00	2.24	9,447	25
10-31-14	12.94	0.39	0.50	0.89	0.40	—	—	0.40	—	13.43	6.85	1.11	1.00	1.00	2.86	5,994	40
10-31-13	10.70	0.25•	2.26	2.51	0.27	—	—	0.27	—	12.94	23.75	1.04	1.01	1.01	2.13	4,313	57
10-31-12	10.06	0.27	0.65	0.92	0.28	—	—	0.28	—	10.70	9.25	1.13	1.03	1.03	2.62	2,929	66
10-31-11	10.32	0.34•	(0.31)	0.03	0.29	—	—	0.29	—	10.06	0.21	1.03	1.01	1.01	3.21	3,261	83
See Accompanying Notes to Financial Statements
29

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Dividend Fund (continued)
Class O
10-31-15	13.38	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.71	(3.02)(a)	1.54	1.25	1.25	2.05	13,308	25
10-31-14	12.90	0.37	0.48	0.85	0.37	—	—	0.37	—	13.38	6.54	1.46	1.27	1.27	2.73	15,343	40
10-31-13	10.67	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.90	23.25	1.43	1.36	1.36	1.82	15,313	57
10-31-12	10.03	0.23	0.65	0.88	0.24	—	—	0.24	—	10.67	8.88	1.52	1.42	1.42	2.24	13,618	66
10-31-11	10.29	0.28	(0.29)	(0.01)	0.25	—	—	0.25	—	10.03	(0.16)	1.42	1.40	1.40	2.68	13,358	83
Class W
10-31-15	14.80	0.34	(0.75)	(0.41)	0.30	—	—	0.30	—	14.09	(2.76)(a)	1.29	1.00	1.00	2.29	1,181	25
10-31-14	14.23	0.44	0.53	0.97	0.40	—	—	0.40	—	14.80	6.81	1.21	1.02	1.02	3.00	1,275	40
10-31-13	11.74	0.27•	2.47	2.74	0.25	—	—	0.25	—	14.23	23.60	1.18	1.11	1.11	2.07	1,199	57
10-31-12	11.01	0.29•	0.70	0.99	0.26	—	—	0.26	—	11.74	9.11	1.27	1.17	1.17	2.53	1,196	66
10-31-11	11.26	0.23•	(0.23)	0.00*	0.25	—	—	0.25	—	11.01	0.00	1.17	1.15	1.15	1.98	1,792	83
Voya International Core Fund
Class I
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	0.97	0.95	0.95	1.20	330,601	85
10-31-14	11.10	0.11•	0.07	0.18	0.25	0.03	—	0.28	—	11.00	1.68	1.04	0.95	0.95	1.00	261,963	93
10-31-13	9.35	0.15•	1.73	1.88	0.13	—	—	0.13	—	11.10	20.36	0.98	0.95	0.95	1.46	395,204	100
10-31-12	8.83	0.12	0.48	0.60	0.08	—	—	0.08	—	9.35	6.92	1.00	0.95	0.95	1.46	405,163	71
02-08-11(4) - 10-31-11	10.00	0.11•	(1.28)	(1.17)	—	—	—	—	—	8.83	(11.70)	1.00	0.95	0.95	1.56	349,613	57
Class W
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	1.10	0.95	0.95	1.26	21,495	85
10-31-14	11.09	0.12•	0.07	0.19	0.25	0.03	—	0.28	—	11.00	1.77	1.04	0.95	0.95	1.06	29,662	93
10-31-13	9.35	0.15•	1.72	1.87	0.13	—	—	0.13	—	11.09	20.25	0.98	0.95	0.95	1.44	14,343	100
08-07-12(4) - 10-31-12	9.08	0.01•	0.26	0.27	—	—	—	—	—	9.35	2.97	1.00	0.95	0.95	0.53	4,967	71
Voya Multi-Manager Emerging Markets Equity Fund
Class A
10-31-15	11.55	0.09	(2.19)	(2.10)	0.12	—	—	0.12	—	9.33	(18.30)(b)	1.82	1.60	1.60	0.78	25,071	74
10-31-14	11.76	0.12	(0.24)	(0.12)	0.09	—	—	0.09	—	11.55	(1.00)	1.83	1.60	1.60	0.91	35,004	68
10-31-13	10.75	0.09•	1.08	1.17	0.01	0.15	—	0.16	—	11.76	10.97	1.75	1.60	1.60	0.78	41,699	45
10-31-12	10.74	0.11•	0.06	0.17	0.11	0.05	—	0.16	—	10.75	1.66	1.77	1.50	1.50	1.05	53,278	84
10-11-11(4) - 10-31-11	10.00	(0.00)*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.77	1.50	1.50	(0.99)	21	1
See Accompanying Notes to Financial Statements
30

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class B
10-31-15	11.44	(0.02)•	(2.14)	(2.16)	—	—	—	—	—	9.28	(18.88)(b)	2.57	2.35	2.35	(0.17)	120	74
10-31-14	11.65	0.00*•	(0.21)	(0.21)	—	—	—	—	—	11.44	(1.80)	2.58	2.35	2.35	0.01	497	68
10-31-13	10.72	0.01	1.07	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.03	888	45
07-20-12(4) - 10-31-12	10.04	0.01	0.67	0.68	—	—	—	—	—	10.72	6.77	2.52	2.25	2.25	0.27	1,145	84
Class C
10-31-15	11.44	0.00*•	(2.17)	(2.17)	0.01	—	—	0.01	—	9.26	(18.96)(b)	2.57	2.35	2.35	0.02	4,420	74
10-31-14	11.65	0.02•	(0.23)	(0.21)	0.00*	—	—	0.00*	—	11.44	(1.77)	2.58	2.35	2.35	0.15	6,884	68
10-31-13	10.72	0.02	1.06	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.11	8,112	45
10-31-12	10.73	0.03•	0.07	0.10	0.06	0.05	—	0.11	—	10.72	0.99	2.52	2.25	2.25	0.31	8,664	84
10-11-11(4) - 10-31-11	10.00	(0.00)*	0.73	0.73	—	—	—	—	—	10.73	7.30	2.52	2.25	2.25	(0.28)	3	1
Class I
10-31-15	11.61	0.12•	(2.20)	(2.08)	0.17	—	—	0.17	—	9.36	(18.06)(b)	1.34	1.25	1.25	1.14	199,847	74
10-31-14	11.82	0.15	(0.23)	(0.08)	0.13	—	—	0.13	—	11.61	(0.64)	1.30	1.25	1.25	1.22	169,635	68
10-31-13	10.78	0.14	1.07	1.21	0.02	0.15	—	0.17	—	11.82	11.29	1.30	1.25	1.25	1.27	176,423	45
10-31-12	10.74	0.12•	0.09	0.21	0.12	0.05	—	0.17	—	10.78	2.07	1.52	1.25	1.25	1.14	162,830	84
10-11-11(4) - 10-31-11	10.00	0.00*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.52	1.25	1.25	0.62	90,224	1
Class R
10-31-15	11.48	0.06•	(2.17)	(2.11)	0.09	—	—	0.09	—	9.28	(18.49)(b)	2.07	1.85	1.85	0.60	6	74
10-31-14	11.75	0.08	(0.23)	(0.15)	0.12	—	—	0.12	—	11.48	(1.25)	2.08	1.85	1.85	0.73	29	68
10-31-13	10.75	0.04•	1.11	1.15	—	0.15	—	0.15	—	11.75	10.76	2.00	1.85	1.85	0.40	25	45
10-31-12	10.74	0.10	0.04	0.14	0.08	0.05	—	0.13	—	10.75	1.43	2.02	1.75	1.75	0.90	3	84
10-11-11(4) - 10-31-11	10.00	0.00*	0.74	0.74	—	—	—	—	—	10.74	7.40	2.02	1.75	1.75	0.23	3	1
Class W
10-31-15	11.58	0.12•	(2.20)	(2.08)	0.16	—	—	0.16	—	9.34	(18.09)(b)	1.57	1.35	1.35	1.16	22,938	74
10-31-14	11.80	0.16•	(0.25)	(0.09)	0.13	—	—	0.13	—	11.58	(0.76)	1.58	1.35	1.35	1.36	31,560	68
10-31-13	10.77	0.15•	1.05	1.20	0.02	0.15	—	0.17	—	11.80	11.21	1.50	1.35	1.35	1.35	16,021	45
10-31-12	10.74	0.18•	0.02	0.20	0.12	0.05	—	0.17	—	10.77	1.98	1.52	1.25	1.25	1.68	7,759	84
10-11-11(4) - 10-31-11	10.00	0.00*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.52	1.25	1.25	0.69	3	1
See Accompanying Notes to Financial Statements
31

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Equity Fund
Class I
10-31-15	11.67	0.15	(0.24)	(0.09)	0.26	0.45	—	0.71	—	10.87	(0.45)	0.98	0.96	0.96	1.34	538,662	66
10-31-14	11.88	0.26•	(0.34)	(0.08)	0.12	0.01	—	0.13	—	11.67	(0.61)	0.99	0.97	0.97	2.18	485,230	45
10-31-13	9.87	0.10•	2.08	2.18	0.17	—	—	0.17	—	11.88	22.35	0.98	1.00	1.00	0.95	338,673	48
10-31-12	9.30	0.15	0.61	0.76	0.15	0.04	—	0.19	—	9.87	8.46	1.02	0.99	0.99	1.77	164,602	42
01-06-11(4) - 10-31-11	10.00	0.15	(0.85)	(0.70)	—	—	—	—	—	9.30	(7.00)	1.07	0.99	0.99	1.91	150,232	33

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global Equity Dividend’s total return would have been (3.88)%, (4.57)%, (4.59)%, (3.67)%, (3.89)% and (3.62)% for Classes A, B, C, I, O and W, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Multi-Manager Emerging Markets Equity’s total return would have been (18.57)%, (19.15)%, (19.23)%, (18.33)%, (18.76)% and (18.36)% for Classes A, B, C, I, R and W, respectively.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
32

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015

NOTE 1  —  ORGANIZATION
Voya Mutual Funds (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are fourteen separate active investment series, five of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Emerging Markets Equity Dividend Fund (“Emerging Markets Equity Dividend”), Voya Global Equity Dividend Fund (“Global Equity Dividend”), Voya International Core Fund (“International Core”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”) and Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.
Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

33

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’

34

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES (continued)

investments under these levels of classification is included following the Summary Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.
For the year ended October 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

35

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an anticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event

36

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES (continued)

of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of October 31, 2015, the maximum amount of loss that Multi-Manager International Equity would incur if the counterparty to its derivative transactions failed to perform would be $443,876 which represents the unrealized appreciation on forward foreign currency contracts. No cash collateral was pledged by any counterparty to the Fund as of October 31, 2015.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
Multi-Manager International Equity had a liability position of  $605,661 on forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2015, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not post any cash collateral as of October 31, 2015.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended October 31, 2015, Multi-Manager International Equity had an average contract amount on forward foreign currency contracts to buy and sell of $25,746,136 and $22,803,714, respectively. Multi-Manager International Equity used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at October 31, 2015 for Multi-Manager International Equity.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended October 31, 2015, Multi-Manager Emerging Markets Equity and Multi-Manager International Equity had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include

37

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 2  —  SIGNIFICANT ACCOUNTING POLICIES (continued)

the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2015, Multi-Manager Emerging Markets Equity and Multi-Manager International Equity had an average notional value of  $3,958,004 and $1,830,079, respectively, on futures contracts purchased. There were no open futures contracts for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity at October 31, 2015.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except, Global Equity Dividend, which pays dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3  —  INVESTMENT TRANSACTIONS
For the year ended October 31, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Emerging Markets Equity Dividend	$7,814,498	$10,932,708
Global Equity Dividend	22,844,774	33,755,443
International Core	326,742,414	263,018,395
Multi-Manager Emerging Markets Equity	242,700,846	181,274,608
Multi-Manager International Equity	383,428,424	320,096,066

38

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 4  —  INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, each Fund had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Fund	As a Percentage of Average Daily Net Assets
Emerging Markets Equity Dividend	1.00% on the first $100 million; 0.90% on the next $150 million; and 0.80% in excess of $250 million
Global Equity Dividend(1)	0.70% on the first $500 million; 0.68% on the next $500 million; and 0.66% in excess of $1 billion
International Core	0.75%
Multi-Manager Emerging Markets Equity	1.00%
Multi-Manager International Equity	0.75%

(1)
Effective close of business on November 7, 2014, advisory fee breakpoints were incorporated.

Also, prior to May 1, 2015, the Funds had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Fund’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Funds’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Funds’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Funds and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through October 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Fund	As a Percentage of Average Daily Net Assets
Emerging Markets Equity Dividend	1.10% on the first $100 million; 1.00% on the next $150 million; and 0.90% in excess of $250 million
Global Equity Dividend	0.80% on the first $500 million; 0.78% on the next $500 million; and 0.76% in excess of $1 billion
International Core	0.85%
Multi-Manager Emerging Markets Equity	1.10%
Multi-Manager International Equity	0.85%
The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity. The waivers were effective in connection with a sub-advisory fee reduction that occurred on July 1, 2015 and July 1, 2013 for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. The waivers are calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. Termination or modification of these obligations requires approval by the Board. For the year ended October 31, 2015, the Investment Adviser waived $14,436 and $89,373 in management fees for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively.
Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser(s) manage each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows:
Fund	Sub-Adviser
Emerging Markets Equity Dividend(1)	NNIP Advisors B.V.
Global Equity Dividend(1)	NNIP Advisors B.V.
International Core	Wellington Management Company LLP

39

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 4  —  INVESTMENT MANAGEMENT FEES (continued)

Fund	Sub-Adviser
Multi-Manager Emerging Markets Equity(2)	J.P. Morgan Investment Management Inc., Delaware Investments Fund Advisers and Van Eck Associates Corporation
Multi-Manager International Equity	Baillie Gifford Overseas Limited, T. Rowe Price Associates, Inc., Lazard Asset Management LLC and J.P. Morgan Investment Management Inc.

(1)
Prior to April 7, 2015, NNIP Advisors B.V. was known as ING Investment Management Advisors B.V.

(2)
Effective August 24, 2015, Van Eck Associates Corporation was added as a sub-adviser to the Fund.

NOTE 5  —  DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I and Class W, has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class B	Class C	Class O	Class R
Emerging Markets Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2015, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Emerging Markets Equity Dividend	$930	$—
Global Equity Dividend	5,022	—
Multi-Manager Emerging Markets Equity	597	—
Contingent Deferred Sales Charges:
Emerging Markets Equity Dividend	$—	$10
Global Equity Dividend	—	634
Multi-Manager Emerging Markets Equity	—	37
NOTE 6 — OTHER TRANSACTIONS WITH
AFFILIATES AND RELATED PARTIES
For the year ended October 31, 2015, Multi-Manager Emerging Markets Equity incurred $20,600 of information statement costs associated with the addition of a sub-adviser to the Fund. The Investment Adviser reimbursed the Fund for these costs.
At October 31, 2015, the following affiliated investment companies owned more than 5% of the following Funds:
Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	International Core	8.18%
	Multi-Manager International Equity	6.99
Voya Solution 2025 Portfolio	International Core	18.11
	Multi-Manager International Equity	11.84
Voya Solution 2035 Portfolio	International Core	20.79
	Multi-Manager Emerging Markets Equity	15.53
	Multi-Manager International Equity	17.22
Voya Solution 2045 Portfolio	International Core	14.51
	Multi-Manager Emerging Markets Equity	10.83
	Multi-Manager International Equity	12.65
Voya Solution Income Portfolio	International Core	5.31
Voya Solution Moderately Aggressive Portfolio	International Core	13.47
	Multi-Manager Emerging Markets Equity	12.57
	Multi-Manager International Equity	11.74
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company.

40

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH
AFFILIATES AND RELATED PARTIES (continued)

Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7  —  OTHER ACCRUED EXPENSES AND LIABILITIES
At October 31, 2015, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expenses	Amount
Emerging Markets Equity Dividend	Audit	$7,848
	Custody	22,948
	Shareholder Reporting	5,756
	Transfer Agent	13,190
Global Equity Dividend	Transfer Agent	78,729
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity Dividend	1.70%	2.45%	2.45%	1.45%	1.70%	N/A	1.45%
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	0.95%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.35%	N/A	1.85%	1.35%
Multi-Manager International Equity	N/A	N/A	N/A	0.99%	N/A	N/A	N/A
Pursuant to side letter agreements, through March 1, 2016, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if the Investment Adviser elects to renew it. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend(1)	1.25%	2.00%	2.00%	1.00%	1.25%	N/A	1.00%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.25%	N/A	1.85%	1.35%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2015, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	October 31,
	2016	2017	2018	Total
Emerging Markets Equity Dividend	$118,333	$149,629	$158,358	$426,320
Global Equity Dividend	25,854	—	—	25,854
International Core	127,274	259,995	74,909	462,178
Multi-Manager Emerging Markets Equity	127,050	114,568	206,866	448,484

41

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2015, are as follows:
	October 31,
	2016	2017	2018	Total
Emerging Markets Equity Dividend
Class A	$—	$13,451	$21,848	$35,299
Class B	—	861	705	1,566
Class C	—	2,491	4,394	6,885
Class O	—	3,933	7,355	11,288
Class W	—	39	53	92
International Core
Class W	—	—	39,896	39,896
Multi-Manager Emerging Markets Equity
Class A	45,801	68,666	39,463	153,930
Class B	966	1,138	301	2,405
Class C	8,119	13,160	7,363	28,642
Class R	4	51	23	78
Class W	10,137	45,839	46,259	102,235
The expense limitation agreements are contractual through March 1, 2016 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2015:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
International Core	3	$760,000	1.13%
Multi-Manager Emerging Markets Equity	14	1,323,214	1.13
Multi-Manager International Equity	12	4,542,190	1.12

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Emerging Markets Equity Dividend
Class A
10/31/2015	55,618	—	30,303	(209,775)	(123,854)	674,952	—	363,028	(2,539,336)	(1,501,356)
10/31/2014	133,213	—	142,048	(432,808)	(157,547)	1,880,593	—	1,843,780	(5,894,687)	(2,170,314)
Class B
10/31/2015	157	—	1,094	(36,389)	(35,138)	1,621	—	12,999	(436,091)	(421,471)
10/31/2014	595	—	8,336	(27,630)	(18,699)	7,767	—	106,783	(384,522)	(269,972)
Class C
10/31/2015	21,564	—	4,303	(49,982)	(24,115)	255,123	—	50,734	(599,112)	(293,255)
10/31/2014	17,229	—	21,478	(41,790)	(3,083)	235,926	—	274,278	(561,176)	(50,972)
Class I
10/31/2015	56,534	—	3,490	(62,630)	(2,606)	584,251	—	41,912	(748,208)	(122,045)
10/31/2014	52,598	—	7,367	(16,558)	43,407	745,542	—	95,996	(229,931)	611,607
42

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Emerging Markets Equity Dividend (continued)
Class O
10/31/2015	36,753	—	7	(59,583)	(22,823)	445,651	—	79	(705,178)	(259,448)
10/31/2014	86,913	—	23	(81,630)	5,306	1,149,226	—	290	(1,110,365)	39,151
Class W
10/31/2015	—	—	73	—	73	—	—	876	—	876
10/31/2014	2,167	—	276	(2,461)	(18)	30,000	—	3,580	(36,428)	(2,848)
Global Equity Dividend
Class A
10/31/2015	278,201	1,278,434	58,020	(697,228)	917,427	3,683,079	17,312,188	748,003	(9,111,935)	12,631,335
10/31/2014	186,301	—	56,019	(486,044)	(243,724)	2,482,617	—	762,594	(6,566,018)	(3,320,807)
Class B
10/31/2015	151	67,566	1,112	(137,014)	(68,185)	1,973	913,885	14,556	(1,807,490)	(877,076)
10/31/2014	393	—	2,361	(80,652)	(77,898)	5,353	—	32,166	(1,073,415)	(1,035,896)
Class C
10/31/2015	38,872	1,027,332	18,590	(420,448)	664,346	505,997	13,827,827	239,330	(5,458,975)	9,114,179
10/31/2014	62,629	—	19,419	(269,265)	(187,217)	830,935	—	263,391	(3,563,288)	(2,468,962)
Class I
10/31/2015	189,618	193,355	9,880	(98,521)	294,332	2,472,809	2,621,890	127,292	(1,281,992)	3,939,999
10/31/2014	196,111	—	6,140	(89,192)	113,059	2,693,146	—	83,523	(1,179,125)	1,597,544
Class O
10/31/2015	69,847	—	682	(170,575)	(100,046)	912,183	—	8,782	(2,234,348)	(1,313,383)
10/31/2014	106,192	—	898	(147,720)	(40,630)	1,424,475	—	12,195	(1,972,143)	(535,473)
Class W
10/31/2015	8,990	5,520	1,685	(18,572)	(2,377)	129,361	82,526	24,049	(269,847)	(33,911)
10/31/2014	13,672	—	2,302	(14,095)	1,879	196,890	—	34,548	(209,574)	21,864
International Core
Class I
10/31/2015	13,845,493	—	3,932,184	(7,135,041)	10,642,636	137,030,098	—	35,822,198	(70,450,828)	102,401,468
10/31/2014	10,886,502	—	682,384	(23,362,855)	(11,793,969)	120,424,099	—	7,349,281	(256,916,463)	(129,143,083)
Class W
10/31/2015	2,052,123	—	480,477	(2,988,411)	(455,811)	20,018,852	—	4,377,140	(27,857,897)	(3,461,905)
10/31/2014	1,751,093	—	38,464	(385,493)	1,404,064	19,545,810	—	414,255	(4,299,775)	15,660,290
Multi-Manager Emerging Markets Equity
Class A
10/31/2015	179,499	—	31,199	(554,842)	(344,144)	1,669,137	—	320,100	(5,561,327)	(3,572,090)
10/31/2014	96,665	—	26,211	(637,417)	(514,541)	1,104,664	—	293,828	(7,333,312)	(5,934,820)
Class B
10/31/2015	—	—	—	(30,494)	(30,494)	—	—	—	(324,219)	(324,219)
10/31/2014	188	—	—	(33,064)	(32,876)	2,079	—	—	(373,590)	(371,511)
Class C
10/31/2015	8,678	—	623	(133,942)	(124,641)	89,363	—	6,391	(1,352,521)	(1,256,767)
10/31/2014	21,898	—	200	(116,820)	(94,722)	245,099	—	2,240	(1,307,855)	(1,060,516)
Class I
10/31/2015	11,992,054	—	243,250	(5,508,877)	6,726,427	119,332,653	—	2,498,181	(54,660,993)	67,169,841
10/31/2014	9,040,813	—	174,005	(9,524,294)	(309,476)	99,002,118	—	1,954,076	(105,867,151)	(4,910,957)
Class R
10/31/2015	412	—	3	(2,283)	(1,868)	4,254	—	26	(23,536)	(19,256)
10/31/2014	424	—	—	(74)	350	4,763	—	—	(795)	3,968
Class W
10/31/2015	2,215,728	—	44,120	(2,530,002)	(270,154)	22,809,081	—	452,231	(23,456,436)	(195,124)
10/31/2014	1,721,446	—	16,928	(370,945)	1,367,429	19,760,704	—	189,936	(4,288,456)	15,662,184
Multi-Manager International Equity
Class I
10/31/2015	17,224,636	—	2,773,180	(11,998,329)	7,999,487	191,899,761	—	28,979,729	(134,982,452)	85,897,038
10/31/2014	20,170,764	—	335,950	(7,436,632)	13,070,082	236,260,048	—	3,875,039	(88,818,766)	151,316,321
43

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2015:
Multi-Manager Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co.	$102,192	$(102,192)	$—
Total	$102,192	$(102,192)	$—

(1)
Collateral with a fair value of  $108,008 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$236,170	$(236,170)	$—
Deutsche Bank, AG	101,755	(101,755)	—
Goldman Sachs International	300,814	(300,814)	—
Goldman, Sachs & Co.	2,284,807	(2,284,807)	—
HSBC Bank PLC	3,482,168	(3,482,168)	—
JPMorgan Clearing Corp.	1,646,507	(1,646,507)	—
Morgan Stanley & Co. International PLC	811,739	(811,739)	—
UBS AG	98,098	(98,098)	—
Total	$8,962,058	$(8,962,058)	$—

(1)
Collateral with a fair value of  $9,415,313 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

44

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of October 31, 2015:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Emerging Markets Equity Dividend	$—	$(27,827)	$27,827
Global Equity Dividend(1)	(96,658,947)	34,588	96,624,359
International Core	—	(149,089)	149,089
Multi-Manager Emerging Markets Equity(2)	(18,758,913)	602,324	18,156,589
Multi-Manager International Equity	—	599,271	(599,271)

(1)
$96,658,947 relates to the expiration of capital loss carryforwards.

(2)
$18,746,161 relates to the expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2015		Year Ended October 31, 2014
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Emerging Markets Equity Dividend	$431,120	$188,150	$688,271	$2,271,713
Global Equity Dividend	1,708,329	—	1,880,585	—
International Core	16,237,026	23,962,312	7,001,796	761,740
Multi-Manager Emerging Markets Equity	3,307,133	—	2,467,100	—
Multi-Manager International Equity	17,754,239	11,225,490	3,875,039	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Emerging Markets Equity Dividend	$220,753	$—	$(3,311,155)	$(572,991)	Long-term	None
Global Equity Dividend	68,893	—	(2,077,222)	(1,022,172)	Short-term	2016
				(66,923,767)	Short-term	2017
				$(67,945,939)
International Core	3,744,460	5,110,000	2,443,354	—	—	—
Multi-Manager Emerging Markets Equity	3,234,421	—	(30,336,097)	(41,200,730)	Short-term	2016
				(7,567,408)	Short-term	None
				(4,364,089)	Long-term	None
				$(53,132,227)
Multi-Manager International Equity	6,633,572	4,965,596	3,583,331	—	—	—
The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.
As of October 31, 2015, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.
45

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 13 — REORGANIZATIONS
On November 21, 2014, Global Equity Dividend (“Acquiring Fund”) acquired all of the assets of, and assumed all the liabilities of Voya Global Opportunities Fund (“Acquired Fund”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on November 6, 2014. The Investment Adviser noted that the Acquiring Fund had superior performance over the 1-year, 3-year, and 5-year periods ended March 31, 2014. In addition, the Adviser noted that the Acquiring Fund had lower gross and net expenses than the Acquired Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on November 1, 2014, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended October 31, 2015, are as follows:
Net investment income	$1,770,638
Net realized and unrealized loss on investments	$(4,990,925)
Net decrease in net assets resulting from operations	$(3,220,287)
Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since November 21, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Fund’s Capital Loss Carryforwards (000s)	Acquired Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$34,758	$72,413	$98,644	$1,680	1.2507
The net assets of the Acquiring Fund after the acquisition were $107,171,010.
NOTE 14 — FOREIGN CURRENCY SETTLEMENT
In March 2015, The Bank of New York Mellon (“BNYM”), the Funds’ custodian, announced it had agreed to settle various lawsuits (the “Settlement”) involving its standing instruction foreign exchange services. Certain funds were named members of the Settlement Class. On September 24, 2015, the United States District Court, Southern District of New York approved (the “Approval”) the Plan of Allocation related to the Settlement. After the announcement of the Approval, Emerging Markets Equity Dividend, Global Equity Dividend, International Core, Multi-Manager Emerging Markets Equity and Multi-Manager International Equity recorded receivables in the amounts of $11,015, $812,575, $29,267, $835,513 and $101,888, respectively, representing each Fund’s respective estimated share of the net recovery associated with the Settlement. The Settlement amount for each Fund is included in Net Realized Gain/(Loss) on Foreign Currency Related Transactions in the respective accompanying Statements of Operations.
NOTE 15 — RESTRUCTURING PLAN
Sub-adviser (Emerging Markets Equity Dividend and Global Equity Dividend)
NNIP Advisors B.V. (“NNIP Advisors”) is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”).
Prior to July 2014, NN Group was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. In connection with the amended Restructuring Plan, ING Groep is required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep currently holds an ownership interest of 25.8% in NN Group. ING Groep has stated that it intends to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016.
It is anticipated that one or more of the transactions to divest NN Group constitute a transfer of a controlling interest in NN Group, resulting in an “assignment” (as defined in the 1940 Act) of the existing sub-advisory agreements under which NNIP Advisors provides services to the Fund for which NNIP Advisors serves as sub-adviser. Pursuant to the 1940 Act, these sub-advisory agreements would automatically terminate upon their assignment. In order to ensure that the existing sub-advisory services can

46

NOTES TO FINANCIAL STATEMENTS as of October 31, 2015 (continued)

NOTE 15 — RESTRUCTURING PLAN (continued)

continue uninterrupted, the Board approved new sub-advisory agreements for the Fund in anticipation of the divestment. Shareholders of the Fund for which NNIP Advisors serves as a sub-adviser approved these new investment sub-advisory agreements. This approval also included approval of any future sub-advisory agreements prompted by the divestment that are approved by the
Board and whose terms are not materially different from the current agreements. This means that shareholders of the Fund may not have another opportunity to vote on a new agreement with NNIP Advisors even if NNIP Advisors undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.

NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2015, the following Funds paid dividends and distributions of:
	Net Investment Income	Long-term Capital Gains	Payable Date	Record Date
Emerging Markets Equity Dividend
Class A	$0.2004	$—	December 18, 2015	December 16, 2015
Class B	$—	$—	December 18, 2015	December 16, 2015
Class C	$0.0949	$—	December 18, 2015	December 16, 2015
Class I	$0.2451	$—	December 18, 2015	December 16, 2015
Class O	$0.2034	$—	December 18, 2015	December 16, 2015
Class W	$0.2428	$—	December 18, 2015	December 16, 2015
International Core
Class I	$0.1039	$0.1416	December 18, 2015	December 16, 2015
Class W	$0.1021	$0.1416	December 18, 2015	December 16, 2015
Multi-Manager Emerging Markets Equity
Class A	$0.1012	$—	December 18, 2015	December 16, 2015
Class B	$—	$—	December 18, 2015	December 16, 2015
Class C	$0.0286	$—	December 18, 2015	December 16, 2015
Class I	$0.1339	$—	December 18, 2015	December 16, 2015
Class R	$—	$—	December 18, 2015	December 16, 2015
Class W	$0.1211	$—	December 18, 2015	December 16, 2015
Multi-Manager International Equity
Class I	$0.1374	$0.1011	December 18, 2015	December 16, 2015
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.
47

Voya Emerging Markets Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Fund	as of October 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 91.1%
	Brazil: 4.5%
32,512	Cia Hering	$127,720	1.0
138,564	Other Securities	459,871	3.5
		587,591	4.5
	Chile: 2.4%
8,205	Banco Santander Chile ADR	155,813	1.2
11,453	Enersis SA ADR	151,752	1.2
		307,565	2.4
	China: 26.3%
24,000	Beijing Enterprises Holdings Ltd.	151,506	1.2
43,500	BOC Hong Kong Holdings Ltd.	139,099	1.1
541,960	China Construction Bank	392,789	3.0
43,000	China Life Insurance Co., Ltd.	155,062	1.2
64,000	China Overseas Land & Investment Ltd.	206,711	1.6
280,600	China Petroleum & Chemical Corp.	202,269	1.6
76,000	China Resources Land Ltd.	197,493	1.5
64,000	China Resources Power Holdings Co.	144,779	1.1
112,000	China Unicom Hong Kong Ltd.	136,493	1.0
144,185	COSCO Pacific Ltd.	181,164	1.4
373,821	Datang International Power Generation Co., Ltd.	137,577	1.1
15,500	Hengan International Group Co., Ltd.	167,376	1.3
535,829	Industrial & Commercial Bank of China	339,879	2.6
184,000	PetroChina Co., Ltd.	144,054	1.1
62,000	Shanghai Industrial Holdings Ltd.	163,140	1.3
72,243	Shanghai Pharmaceuticals Holding Co. Ltd.	166,633	1.3
1,151,000	Other Securities	376,969	2.9
		3,402,993	26.3
	Czech Republic: 1.2%
781	Komercni Banka AS	161,853	1.2
	Egypt: 0.3%
32,857	Other Securities	38,278	0.3
	Hong Kong: 2.8%
27,265	AIA Group Ltd.	159,864	1.2
61,000	Hang Lung Properties Ltd.	149,256	1.2
1,980,000	Other Securities	52,477	0.4
		361,597	2.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India: 6.9%
30,360	ITC Ltd.	$155,149	1.2
81,995	NTPC Ltd.	166,473	1.3
11,068	Reliance Industries Ltd.	160,298	1.2
109,782	Other Securities	409,258	3.2
		891,178	6.9
	Indonesia: 1.2%
388,700	Indofood Sukses Makmur Tbk PT	156,261	1.2
	Macau: 1.1%
40,575	Sands China Ltd.	146,109	1.1
	Malaysia: 2.6%
199,200	IJM Corp. Bhd	153,823	1.2
149,089	Other Securities	180,745	1.4
		334,568	2.6
	Mexico: 3.0%
120,825	Grupo Financiero Santander Mexico SAB de CV	222,005	1.7
67,661	Kimberly-Clark de Mexico SA de CV	161,925	1.3
		383,930	3.0
	Panama: 0.7%
1,701	Other Securities	85,934	0.7
	Poland: 2.0%
1,547	Powszechny Zaklad Ubezpieczen SA	150,212	1.2
6,334	Other Securities	108,623	0.8
		258,835	2.0
	Russia: 2.9%
72,234	Other Securities	379,210	2.9
	Singapore: 1.2%
115,600	First Resources Ltd.	154,854	1.2
	South Africa: 5.7%
76,889	Growthpoint Properties Ltd.	140,860	1.1
13,661	MTN Group Ltd.	155,525	1.2
12,274	Shoprite Holdings Ltd.	127,547	1.0
13,632	Standard Bank Group Ltd.	141,638	1.1
68,865	Other Securities	175,848	1.3
		741,418	5.7
	South Korea: 13.2%
6,670	Hyundai Marine & Fire Insurance Co., Ltd.	198,616	1.5
4,899	KB Financial Group, Inc.	155,207	1.2
6,692	KT Corp.	173,361	1.4

See Accompanying Notes to Financial Statements
48

Voya Emerging Markets Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Fund	as of October 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
477	Samsung Electronics Co., Ltd.	$572,126	4.4
4,794	Shinhan Financial Group Co., Ltd.	182,964	1.4
1,330	SK Innovation Co. Ltd.	137,906	1.1
11,355	Other Securities	287,665	2.2
		1,707,845	13.2
	Taiwan: 11.0%
113,000	Cathay Financial Holding Co., Ltd.	160,957	1.2
258,760	CTBC Financial Holding Co. Ltd.	141,763	1.1
57,000	Powertech Technology, Inc.	125,740	1.0
77,000	Quanta Computer, Inc.	131,126	1.0
106,017	Taiwan Semiconductor Manufacturing Co., Ltd.	446,721	3.4
155,000	Other Securities	425,158	3.3
		1,431,465	11.0
	Turkey: 1.4%
187,202	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	181,348	1.4
	United Kingdom: 0.7%
10,909	Other Securities	91,564	0.7
	Total Common Stock (Cost $14,416,888)	11,804,396	91.1
PREFERRED STOCK: 6.0%
	Brazil: 3.4%
15,203	Telefonica Brasil SA	157,488	1.2
184,896	Other Securities	285,454	2.2
		442,942	3.4
	Russia: 0.6%
75,989	Other Securities	81,445	0.6
	South Korea: 2.0%
1,013	Hyundai Motor Co.	97,555	0.8
1,590	Hyundai Motor Co.- Series 2	158,798	1.2
		256,353	2.0
	Total Preferred Stock (Cost $1,351,448)	780,740	6.0

Shares	Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
Total Investments in Securities (Cost $15,768,336)	$12,585,136	97.1
Assets in Excess of Other Liabilities	369,858	2.9
Net Assets	$12,954,994	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
ADR
American Depositary Receipt

Cost for federal income tax purposes is $15,890,255.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$505,981
Gross Unrealized Depreciation	(3,811,100)
Net Unrealized Depreciation	$(3,305,119)

Sector Diversification	Percentage of Net Assets
Financials	34.0%
Information Technology	14.8
Industrials	8.1
Consumer Staples	8.0
Utilities	6.7
Energy	6.4
Materials	6.4
Telecommunication Services	6.0
Consumer Discretionary	5.4
Health Care	1.3
Assets in Excess of Other Liabilities	2.9
Net Assets	100.0%

See Accompanying Notes to Financial Statements
49

Voya Emerging Markets Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Fund	as of October 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Common Stock
Brazil	$587,591	$—	$—	$587,591
Chile	307,565	—	—	307,565
China	—	3,198,121	204,872	3,402,993
Czech Republic	—	161,853	—	161,853
Egypt	38,278	—	—	38,278
Hong Kong	—	361,597	—	361,597
India	97,768	793,410	—	891,178
Indonesia	—	156,261	—	156,261
Macau	—	146,109	—	146,109
Malaysia	—	334,568	—	334,568
Mexico	383,930	—	—	383,930
Panama	85,934	—	—	85,934
Poland	—	258,835	—	258,835
Russia	108,973	270,237	—	379,210
Singapore	—	154,854	—	154,854
South Africa	—	741,418	—	741,418
South Korea	—	1,707,845	—	1,707,845
Taiwan	—	1,431,465	—	1,431,465
Turkey	—	181,348	—	181,348
United Kingdom	—	91,564	—	91,564
Total Common Stock	1,610,039	9,989,485	204,872	11,804,396
Preferred Stock	442,942	337,798	—	780,740
Total Investments, at fair value	$2,052,981	$10,327,283	$204,872	$12,585,136

(1)
For the year ended October 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2015, securities valued at $386,362 were transferred from Level 1 to Level 2 within the fair value hierarchy. In addition, securities valued at $194,754 transferred from Level 2 to Level 3 due to significant unobservable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
50

Voya Emerging Markets Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Fund	as of October 31, 2015 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at October 31, 2015.
Investments, at fair value	Fair Value at October 31, 2015	Valuation Technique(s)	Unobservable Inputs	Input Values
Common Stock	$181,164	Proxy Pricing	Base price	11.56%
Common Stock	23,708	OTC Last Trade	n/a	1.25 HKD
	$204,872

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the year ended October 31, 2015:
	Beginning Balance 10/31/2014	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	*Net Change in Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2015
Asset Table
Investments, at fair value
Common Stock	$23,694	$64,369	$(71,305)	$—	$2,824	$(9,464)	$194,754	$—	$204,872
Total Investments, at value	$23,694	$64,369	$(71,305)	$—	$2,824	$(9,464)	$194,754	$—	$204,872

*
As of October 31, 2015 net change in unrealized appreciation (depreciation) on Level 3 securities still held at year end and included in the change in net assets was $(9,464).

See Accompanying Notes to Financial Statements
51

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.6%
	Belgium: 0.8%
17,200	Other Securities	$758,483	0.8
	Canada: 3.5%
64,940	Cenovus Energy, Inc.	967,445	1.1
55,032	Shaw Communications, Inc. - Class B	1,142,642	1.2
19,704	Other Securities	1,083,063	1.2
		3,193,150	3.5
	France: 9.7%
28,641	BNP Paribas	1,735,564	1.9
19,129	Casino Guichard Perrachon S.A.	1,099,052	1.2
23,706	Cie de Saint-Gobain	992,358	1.1
60,434	Engie SA	1,057,644	1.2
27,300	Total S.A.	1,320,197	1.5
16,223	Vinci S.A.	1,092,234	1.2
28,003	Other Securities	1,416,446	1.6
		8,713,495	9.7
	Germany: 2.1%
36,314	Deutsche Bank AG	1,016,385	1.1
13,800	Other Securities	856,555	1.0
		1,872,940	2.1
	Italy: 3.8%
76,064	Assicurazioni Generali S.p.A.	1,441,152	1.6
55,486	ENI S.p.A.	906,101	1.0
165,700	UniCredit SpA	1,069,936	1.2
		3,417,189	3.8
	Japan: 8.1%
63,400	Itochu Corp.	793,323	0.9
214,200	Mitsubishi UFJ Financial Group, Inc.	1,385,346	1.5
121,000	Nissan Motor Co., Ltd.	1,254,313	1.4
34,900	Sumitomo Mitsui Financial Group, Inc.	1,392,289	1.6
141,100	Other Securities	2,456,775	2.7
		7,282,046	8.1
	Netherlands: 2.5%
64,041	Royal Dutch Shell PLC	1,677,582	1.8
110,000	Other Securities	614,269	0.7
		2,291,851	2.5
	Singapore: 1.2%
280,600	Other Securities	1,067,053	1.2
	Spain: 1.1%
76,387	Telefonica S.A.	1,007,800	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden: 1.6%
98,271	Volvo AB - B Shares	$1,016,430	1.1
13,400	Other Securities	394,233	0.5
		1,410,663	1.6
	Switzerland: 5.7%
39,153	Credit Suisse Group AG	976,524	1.1
11,217	Novartis AG	1,016,134	1.1
5,377	Roche Holding AG	1,459,849	1.6
54,633	Other Securities	1,727,763	1.9
		5,180,270	5.7
	Taiwan: 1.5%
50,199	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	1,102,370	1.2
36,300	Other Securities	283,080	0.3
		1,385,450	1.5
	United Kingdom: 10.3%
258,105	Barclays PLC	919,567	1.0
131,072	HSBC Holdings PLC	1,024,057	1.1
16,075	Imperial Tobacco Group PLC	865,603	1.0
193,400	Kingfisher PLC	1,051,273	1.2
28,901	Rio Tinto PLC	1,053,300	1.2
426,867	Vodafone Group PLC	1,404,785	1.5
422,783	Other Securities	3,007,802	3.3
		9,326,387	10.3
	United States: 43.7%
6,729	Amgen, Inc.	1,064,393	1.2
9,428	Apple, Inc.	1,126,646	1.2
12,068	Chevron Corp.	1,096,740	1.2
40,969	Cisco Systems, Inc.	1,181,956	1.3
34,425	Citigroup, Inc.	1,830,377	2.0
26,100	ConAgra Foods, Inc.	1,058,355	1.2
43,300	EMC Corp.	1,135,326	1.3
15,737	Eversource Energy	801,643	0.9
17,842	Exxon Mobil Corp.	1,476,247	1.6
34,900	Gap, Inc.	949,978	1.0
61,030	General Electric Co.	1,764,988	2.0
10,743	Johnson & Johnson	1,085,365	1.2
46,200	Mattel, Inc.	1,135,596	1.3
13,758	McDonald’s Corp.	1,544,335	1.7
29,828	Metlife, Inc.	1,502,735	1.7
35,143	Microsoft Corp.	1,849,928	2.0
54,056	Pfizer, Inc.	1,828,174	2.0

See Accompanying Notes to Financial Statements
52

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
11,732	PNC Financial Services Group, Inc.	$1,058,930	1.2
14,954	Procter & Gamble Co.	1,142,187	1.3
13,000	SanDisk Corp.	1,001,000	1.1
49,900	Symantec Corp.	1,027,940	1.1
302,929	Other Securities	12,844,067	14.2
		39,506,906	43.7
	Total Common Stock (Cost $87,750,380)	$86,413,683	95.6
	Assets in Excess of Other Liabilities	3,975,407	4.4
	Net Assets	$90,389,090	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $88,479,351.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$6,722,501
Gross Unrealized Depreciation	(8,788,169)
Net Unrealized Depreciation	$(2,065,668)

Sector Diversification	Percentage of Net Assets
Financials	21.5%
Information Technology	12.5
Health Care	11.0
Consumer Discretionary	10.6
Industrials	9.6
Energy	9.4
Consumer Staples	6.4
Materials	5.8
Telecommunication Services	5.1
Utilities	3.7
Assets in Excess of Other Liabilities	4.4
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Common Stock
Belgium	$—	$758,483	$—	$758,483
Canada	3,193,150	—	—	3,193,150
France	—	8,713,495	—	8,713,495
Germany	—	1,872,940	—	1,872,940
Italy	—	3,417,189	—	3,417,189
Japan	—	7,282,046	—	7,282,046
Netherlands	—	2,291,851	—	2,291,851
Singapore	—	1,067,053	—	1,067,053
Spain	—	1,007,800	—	1,007,800
Sweden	—	1,410,663	—	1,410,663
Switzerland	—	5,180,270	—	5,180,270
Taiwan	1,102,370	283,080	—	1,385,450
United Kingdom	—	9,326,387	—	9,326,387
United States	39,154,192	352,714	—	39,506,906
Total Common Stock	43,449,712	42,963,971	—	86,413,683
Total Investments, at fair value	$43,449,712	$42,963,971	$—	$86,413,683

See Accompanying Notes to Financial Statements
53

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2015 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
54

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Brazil: 0.2%
100,790		Other Securities	$695,185	0.2
		Canada: 6.4%
135,840		Canadian National Railway Co.	8,297,293	2.3
116,200		Canadian Natural Resources Ltd.	2,694,390	0.8
103,620		Imperial Oil Ltd.	3,447,925	1.0
60,900		Magna International, Inc.	3,211,734	0.9
143,730		TransCanada Corp.	4,836,433	1.4
			22,487,775	6.4
		China: 5.8%
59,597	@	Alibaba Group Holding Ltd. ADR	4,996,016	1.4
1,458,000		China Life Insurance Co., Ltd.	5,257,671	1.5
490,000		ENN Energy Holdings Ltd.	2,807,035	0.8
3,391,678		Other Securities	7,462,834	2.1
			20,523,556	5.8
		Denmark: 0.4%
42,347		Other Securities	1,244,020	0.4
		Finland: 0.3%
21,090		Other Securities	899,499	0.3
		France: 12.6%
45,885		Air Liquide SA	5,936,006	1.7
133,167		BNP Paribas	8,069,547	2.3
59,799		Essilor International SA	7,849,425	2.2
68,883		Schneider Electric SE	4,154,688	1.2
116,688		Total S.A.	5,642,898	1.6
25,110		Unibail-Rodamco SE	6,988,890	2.0
25,673		Valeo SA	3,964,561	1.1
86,406		Other Securities	1,877,275	0.5
			44,483,290	12.6
		Germany: 6.3%
79,814		Beiersdorf AG	7,580,404	2.1
242,655		Vonovia SE	8,088,649	2.3
160,546		Other Securities	6,611,210	1.9
			22,280,263	6.3
		Hong Kong: 0.8%
111,126		Hong Kong Exchanges and Clearing Ltd.	2,908,041	0.8
		India: 5.5%
1,431,822		ICICI Bank Ltd.	6,054,453	1.7
849,721		State Bank of India	3,070,762	0.9
905,777		Other Securities	10,345,312	2.9
			19,470,527	5.5
		Italy: 5.0%
200,792		Assicurazioni Generali S.p.A.	3,804,321	1.1
999,364		Intesa Sanpaolo SpA - ISP	3,476,845	1.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Italy (continued)
60,276		Luxottica Group S.p.A.	$4,225,370	1.2
721,898		Other Securities	5,977,156	1.7
			17,483,692	5.0
		Japan: 16.8%
146,150		Asics Corp.	4,036,765	1.1
57,560		Daito Trust Construction Co., Ltd.	6,230,659	1.8
84,400		Eisai Co., Ltd.	5,279,186	1.5
192,500		Honda Motor Co., Ltd.	6,367,986	1.8
115,800		Nippon Telegraph & Telephone Corp.	4,245,390	1.2
53,600		Ono Pharmaceutical Co., Ltd.	7,342,920	2.1
144,510		Seven & I Holdings Co., Ltd.	6,564,340	1.9
95,200		Sumitomo Mitsui Financial Group, Inc.	3,797,877	1.1
74,300		Takeda Pharmaceutical Co., Ltd.	3,628,237	1.0
1,285,717		Other Securities	11,563,882	3.3
			59,057,242	16.8
		Mexico: 0.8%
420,730		Other Securities	2,654,806	0.8
		Netherlands: 5.6%
101,161		Airbus Group SE	7,044,376	2.0
205,807		ING Groep NV	2,995,289	0.9
63,889	@	NXP Semiconductor NV - NXPI - US	5,005,703	1.4
100,128		Unilever NV	4,527,550	1.3
10,196		Other Securities	176,589	0.0
			19,749,507	5.6
		Russia: 0.1%
22,600		Other Securities	363,860	0.1
		South Korea: 1.3%
140,356		SK Hynix, Inc.	3,756,240	1.0
20,889		Other Securities	940,518	0.3
			4,696,758	1.3
		Spain: 2.4%
169,049		Industria de Diseno Textil SA	6,329,935	1.8
578,442		Other Securities	2,207,256	0.6
			8,537,191	2.4
		Sweden: 1.8%
93,411		Hennes & Mauritz AB	3,631,156	1.0
134,317		Other Securities	2,671,979	0.8
			6,303,135	1.8
		Switzerland: 7.7%
62,748		Julius Baer Group Ltd.	3,111,204	0.9
101,873		Novartis AG	9,228,546	2.6
16,366		Roche Holding AG	4,443,350	1.2

See Accompanying Notes to Financial Statements
55

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of October 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
277,278	UBS Group AG	$5,537,915	1.6
60,529	Other Securities	4,838,741	1.4
		27,159,756	7.7
	Taiwan: 2.4%
1,983,000	Taiwan Semiconductor Manufacturing Co., Ltd.	8,355,706	2.4
	United Kingdom: 11.8%
136,274	AstraZeneca PLC	8,685,049	2.5
565,488	Sky PLC	9,542,976	2.7
144,710	CRH PLC - London	3,959,974	1.1
382,568	Smith & Nephew PLC	6,532,534	1.8
168,952	WPP PLC	3,787,349	1.1
372,148	Other Securities	9,059,119	2.6
		41,567,001	11.8
	United States: 3.0%
61,633	Anheuser-Busch InBev Worldwide, Inc.	7,354,335	2.1
120,580	Other Securities	3,244,054	0.9
		10,598,389	3.0
	Total Common Stock (Cost $337,906,034)	341,519,199	97.0
SHORT-TERM INVESTMENTS: 3.5%
	Mutual Funds: 3.5%
12,427,411	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%†† (Cost $12,427,411)	12,427,411	3.5
	Total Short-Term Investments (Cost $12,427,411)	12,427,411	3.5
	Total Investments in Securities (Cost $350,333,445)	$353,946,610	100.5
	Liabilities in Excess of Other Assets	(1,850,740)	(0.5)
	Net Assets	$352,095,870	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of October 31, 2015.

@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $351,420,282.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$17,547,511
Gross Unrealized Depreciation	(15,021,183)
Net Unrealized Appreciation	$2,526,328

Sector Diversification	Percentage of Net Assets
Financials	25.6%
Health Care	16.8
Consumer Discretionary	15.1
Industrials	10.6
Information Technology	9.2
Consumer Staples	8.1
Energy	5.5
Materials	3.6
Telecommunication Services	1.8
Utilities	0.7
Short-Term Investments	3.5
Liabilities in Excess of Other Assets	(0.5)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
56

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of October 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Common Stock
Brazil	$695,185	$—	$—	$695,185
Canada	22,487,775	—	—	22,487,775
China	7,372,761	13,150,795	—	20,523,556
Denmark	—	1,244,020	—	1,244,020
Finland	—	899,499	—	899,499
France	—	44,483,290	—	44,483,290
Germany	1,592,920	20,687,343	—	22,280,263
Hong Kong	—	2,908,041	—	2,908,041
India	1,356,697	18,113,830	—	19,470,527
Italy	—	17,483,692	—	17,483,692
Japan	—	59,057,242	—	59,057,242
Mexico	2,654,806	—	—	2,654,806
Netherlands	12,705,131	7,044,376	—	19,749,507
Russia	363,860	—	—	363,860
South Korea	—	4,696,758	—	4,696,758
Spain	—	8,537,191	—	8,537,191
Sweden	—	6,303,135	—	6,303,135
Switzerland	—	27,159,756	—	27,159,756
Taiwan	—	8,355,706	—	8,355,706
United Kingdom	—	41,567,001	—	41,567,001
United States	3,244,054	7,354,335	—	10,598,389
Total Common Stock	52,473,189	289,046,010	—	341,519,199
Short-Term Investments	12,427,411	—	—	12,427,411
Total Investments, at fair value	$64,900,600	$289,046,010	$—	$353,946,610

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
57

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.4%
		Argentina: 0.1%
87,200		Other Securities	$268,576	0.1
		Brazil: 6.6%
255,600		BB Seguridade Participacoes SA	1,762,964	0.7
392,575		Itau Unibanco Holding SA ADR	2,689,139	1.1
309,400	@	Petroleo Brasileiro SA ADR	1,509,872	0.6
56,000	@	Tim Participacoes SA ADR	622,160	0.2
340,359		Tim Participacoes SA	745,753	0.3
1,985,346		Other Securities	9,350,309	3.7
			16,680,197	6.6
		Cayman Islands: 0.1%
37,000		Other Securities	301,587	0.1
		Chile: 0.2%
29,300		Other Securities	567,834	0.2
		China: 27.2%
31,100	@	Baidu, Inc. ADR	5,830,317	2.3
3,765,000		Bank of China Ltd.	1,775,429	0.7
353,000	#	Beijing Urban Construction Design & Development Group Co. Ltd.	217,181	0.1
1,198,000	@	CAR, Inc.	2,094,780	0.8
4,733,000		China Construction Bank	3,430,270	1.4
533,500		China Merchants Bank Co., Ltd.	1,392,925	0.5
44,800		China Mobile Ltd. ADR	2,701,888	1.1
369,500		China Mobile Ltd.	4,430,266	1.7
394,000		China Overseas Land & Investment Ltd.	1,272,568	0.5
1,827,650		China Petroleum & Chemical Corp.	1,317,451	0.5
3,441,000		Chongqing Rural Commercial Bank Co. Ltd.	2,161,037	0.9
1,125,000		CNOOC Ltd.	1,270,701	0.5
90,000	@	JD.com, Inc. ADR	2,485,800	1.0
906,000		PICC Property & Casualty Co., Ltd.	2,055,778	0.8
382,000		Ping An Insurance Group Co. of China Ltd.	2,144,261	0.8
50,900	@	Sina Corp.	2,424,876	1.0
58,700	@	Sohu.com, Inc.	2,965,524	1.2
250,700		Tencent Holdings Ltd.	4,725,539	1.9
2,144,600		Uni-President China Holdings Ltd.	1,756,482	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China (continued)
20,604,028		Other Securities	$22,142,356	8.8
			68,595,429	27.2
		Cyprus: 0.4%
63,090		Other Securities	1,085,779	0.4
		Egypt: 0.5%
197,742		Other Securities	1,246,935	0.5
		Georgia: 0.2%
19,072		Other Securities	587,201	0.2
		Hong Kong: 1.9%
1,166,000		Wasion Group Holdings Ltd.	1,293,543	0.5
7,350,250		Other Securities(a)	3,430,802	1.4
			4,724,345	1.9
		Hungary: 0.5%
76,312		Richter Gedeon Nyrt	1,272,959	0.5
		India: 9.0%
230,806		Axis Bank Ltd.	1,672,717	0.7
100,369		HCL Technologies Ltd.	1,336,820	0.5
67,430		Housing Development Finance Corp.	1,292,484	0.5
73,851	@	Reliance Industries Ltd. GDR	2,119,524	0.8
205,526		Reliance Industries Ltd.	2,976,631	1.2
72,023		Strides Arcolab Ltd.	1,421,805	0.6
2,042,349		Other Securities	11,814,440	4.7
			22,634,421	9.0
		Indonesia: 1.5%
1,250,600		Matahari Department Store Tbk PT	1,505,707	0.6
6,036,000		Other Securities	2,344,405	0.9
			3,850,112	1.5
		Kazakhstan: 0.2%
98,577		Other Securities	606,248	0.2
		Kenya: 0.3%
4,400,000		Other Securities	617,515	0.3
		Malaysia: 0.3%
1,145,987		Other Securities	771,495	0.3
		Mexico: 3.3%
56,200	@	Grupo Televisa SAB ADR	1,637,668	0.7
1,754,858		Other Securities	6,551,544	2.6
			8,189,212	3.3
		Nigeria: 0.1%
2,816,921		Other Securities	325,369	0.1
		Peru: 0.5%
11,800	@	Credicorp Ltd.	1,335,524	0.5

See Accompanying Notes to Financial Statements
58

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Philippines: 0.6%
976,950		Robinsons Retail Holdings, Inc.	$1,602,411	0.6
		Poland: 0.7%
593,080		Other Securities	1,731,343	0.7
		Qatar: 0.1%
10,940		Other Securities	192,858	0.1
		Russia: 5.1%
57,243		Lukoil PJSC ADR	2,075,059	0.8
382,068	@	Sberbank PAO ADR	2,334,436	0.9
2,691,677		Other Securities	8,431,513	3.4
			12,841,008	5.1
		South Africa: 3.2%
17,282		Naspers Ltd.	2,523,077	1.0
222,484		Steinhoff International Holdings Ltd.	1,360,143	0.5
731,327		Other Securities	4,226,842	1.7
			8,110,062	3.2
		South Korea: 15.5%
35,370		KB Financial Group, Inc.	1,120,571	0.5
41,000		KB Financial Group, Inc. ADR	1,292,730	0.5
4,521		KCC Corp.	1,612,975	0.6
31,262		Kia Motors Corp.	1,525,964	0.6
846		Lotte Chilsung Beverage Co., Ltd.	1,656,678	0.7
8,316		Samsung Electronics Co., Ltd. GDR	4,968,553	2.0
5,687		Samsung Electronics Co., Ltd.	6,821,139	2.7
16,744		Samsung Life Insurance Co. Ltd.	1,598,688	0.6
1,307		SK Telecom Co., Ltd.	276,773	0.1
120,000		SK Telecom Co., Ltd. ADR	2,827,200	1.1
509,985		Other Securities	15,277,556	6.1
			38,978,827	15.5
		Spain: 0.4%
63,151		Other Securities	1,011,400	0.4
		Taiwan: 10.8%
1,403,000		Advanced Semiconductor Engineering, Inc.	1,619,701	0.6
298,000		Catcher Technology Co., Ltd.	2,924,578	1.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Taiwan (continued)
25,000		Largan Precision Co. Ltd.	$1,942,717	0.8
1,102,000		Taiwan Semiconductor Manufacturing Co., Ltd.	4,643,463	1.8
164,401		Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	3,610,246	1.4
7,179,563		Other Securities	12,528,182	5.0
			27,268,887	10.8
		Thailand: 1.3%
3,570,500		Other Securities	3,287,908	1.3
		Turkey: 3.2%
514,631		Akbank TAS	1,318,864	0.5
3,629,125		Other Securities	6,702,589	2.7
			8,021,453	3.2
		United Arab Emirates: 0.4%
752,632		Other Securities	1,076,490	0.4
		United Kingdom: 0.6%
155,859		Other Securities	1,527,972	0.6
		United States: 1.6%
23,800	@	Luxoft Holding, Inc.	1,586,032	0.7
80,500		Other Securities	2,327,622	0.9
			3,913,654	1.6
		Total Common Stock (Cost $271,926,199)	243,225,011	96.4
PREFERRED STOCK:1.6%
		Brazil: 0.5%
193,900		Itau Unibanco Holding S.A.	1,330,861	0.5
		Colombia: 0.2%
68,700		Other Securities	564,872	0.2
		Russia: 0.3%
1,209,410		Other Securities	824,409	0.3
		South Korea: 0.6%
1,381		Samsung Electronics Co., Ltd.	1,442,427	0.6
		Total Preferred Stock (Cost $4,113,878)	4,162,569	1.6
		Total Long-Term Investments (Cost $276,040,077)	247,387,580	98.0

See Accompanying Notes to Financial Statements
59

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Securities Lending Collateralcc: 0.0%
108,008	Royal Bank of Scotland PLC, Repurchase Agreement dated 10/30/15, 0.07%, due 11/02/15 (Repurchase Amount $108,009, collateralized by various U.S. Government Securities, 0.074%-3.375%, Market Value plus accrued interest $110,168, due 08/15/16-08/15/21) (Cost $108,008)	$108,008	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
1,396,597	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%†† (Cost $1,396,597)	1,396,597	0.6
	Total Short-Term Investments (Cost $1,504,605)	1,504,605	0.6
	Total Investments in Securities (Cost $277,544,682)	$248,892,185	98.6
	Assets in Excess of Other Liabilities	3,509,092	1.4
	Net Assets	$252,401,277	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of October 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $279,234,918.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$11,678,767
Gross Unrealized Depreciation	(42,021,500)
Net Unrealized Depreciation	$(30,342,733)

Sector Diversification	Percentage of Net Assets
Information Technology	25.7%
Financials	24.9
Consumer Discretionary	11.1
Energy	7.7
Telecommunication Services	7.6
Consumer Staples	7.4
Industrials	5.9
Health Care	4.0
Materials	2.7
Utilities	1.0
Short-Term Investments	0.6
Assets in Excess of Other Liabilities	1.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements
60

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Common Stock
Argentina	$268,576	$—	$—	$268,576
Brazil	16,680,197	—	—	16,680,197
Cayman Islands	—	301,587	—	301,587
Chile	567,834	—	—	567,834
China	20,913,200	47,682,229	—	68,595,429
Cyprus	1,085,779	—	—	1,085,779
Egypt	440,329	806,606	—	1,246,935
Georgia	—	587,201	—	587,201
Hong Kong	—	4,602,183	122,162	4,724,345
Hungary	—	1,272,959	—	1,272,959
India	4,018,627	18,615,794	—	22,634,421
Indonesia	—	3,850,112	—	3,850,112
Kazakhstan	606,248	—	—	606,248
Kenya	—	617,515	—	617,515
Malaysia	508,884	262,611	—	771,495
Mexico	8,189,212	—	—	8,189,212
Nigeria	—	325,369	—	325,369
Peru	1,335,524	—	—	1,335,524
Philippines	—	1,602,411	—	1,602,411
Poland	—	1,731,343	—	1,731,343
Qatar	—	192,858	—	192,858
Russia	8,720,195	4,120,813	—	12,841,008
South Africa	—	8,110,062	—	8,110,062
South Korea	7,247,027	31,731,800	—	38,978,827
Spain	—	1,011,400	—	1,011,400
Taiwan	3,610,246	23,658,641	—	27,268,887
Thailand	—	3,287,908	—	3,287,908
Turkey	926,334	7,095,119	—	8,021,453
United Arab Emirates	—	1,076,490	—	1,076,490
United Kingdom	—	1,527,972	—	1,527,972
United States	3,913,654	—	—	3,913,654
Total Common Stock	79,031,866	164,070,983	122,162	243,225,011
Preferred Stock	1,895,733	2,266,836	—	4,162,569
Short-Term Investments	1,396,597	108,008	—	1,504,605
Total Investments, at fair value	$82,324,196	$166,445,827	$122,162	$248,892,185

(1)
For the year ended October 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2015, securities valued at $3,349,200 and $5,185,252 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, securities valued at $282,830 were transferred from Level 2 to Level 3 due to significant unobservable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
61

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2015 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$149,025
Total	$149,025

See Accompanying Notes to Financial Statements
62

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 3.2%
48,169		Cochlear Ltd.	$3,040,099	0.6
1,848,984		Other Securities(a)	14,225,904	2.6
			17,266,003	3.2
		Austria: 0.3%
148,145		Other Securities	1,375,724	0.3
		Belgium: 0.4%
34,081		Other Securities	2,072,183	0.4
		Brazil: 0.7%
542,677		Other Securities	3,658,166	0.7
		Canada: 1.4%
319,029		Other Securities	7,568,546	1.4
		China: 2.3%
3,609,173		Other Securities	12,523,112	2.3
		Denmark: 2.0%
56,658		Carlsberg A/S	4,641,944	0.8
78,129		Novo Nordisk A/S	4,148,924	0.8
63,594		Other Securities	2,213,972	0.4
			11,004,840	2.0
		Finland: 2.0%
80,065		Sampo OYJ	3,913,384	0.7
493,197		Other Securities(a)	6,637,015	1.3
			10,550,399	2.0
		France: 7.1%
112,944		BNP Paribas	6,844,090	1.3
57,937		Cap Gemini SA	5,151,530	0.9
131,376		Total S.A.	6,353,193	1.2
25,807		Valeo SA	3,985,254	0.7
52,540	L	Vinci S.A.	3,537,323	0.7
236,191		Other Securities	12,562,260	2.3
			38,433,650	7.1
		Germany: 4.2%
60,466		Bayer AG	8,062,264	1.5
41,726		Deutsche Bank AG	1,167,860	0.2
3,017	#,@	Scout24 AG	101,188	0.0
289,844		Other Securities	13,164,798	2.5
			22,496,110	4.2
		Hong Kong: 1.7%
1,822,196		Other Securities	9,020,737	1.7
		India: 0.8%
571,887		Other Securities	4,586,020	0.8
		Indonesia: 0.1%
1,365,500		Other Securities	642,050	0.1
		Ireland: 1.0%
218,410		Other Securities	5,262,534	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Israel: 0.8%
71,460	Teva Pharmaceutical Industries Ltd. ADR	$4,229,717	0.8
156,318	Other Securities	162,571	0.0
		4,392,288	0.8
	Italy: 2.3%
2,853,420	Other Securities	12,156,456	2.3
	Japan: 19.7%
294,000	Daiwa House Industry Co., Ltd.	7,717,589	1.4
107,000	Don Quijote Holdings Co. Ltd.	3,930,556	0.7
117,700	Japan Tobacco, Inc.	4,073,808	0.8
61,400	Kao Corp.	3,152,236	0.6
149,200	KDDI Corp.	3,610,391	0.7
67,800	Mitsubishi Corp.	1,232,644	0.2
44,000	Mitsubishi Electric Corp.	458,249	0.1
654,400	Mitsubishi UFJ Financial Group, Inc.	4,232,355	0.8
135,500	MS&AD Insurance Group Holdings, Inc.	3,994,624	0.7
105,100	Nippon Telegraph & Telephone Corp.	3,853,113	0.7
110,000	Seven & I Holdings Co., Ltd.	4,996,730	0.9
21,500	Shimano, Inc.	3,387,725	0.6
67,300	SoftBank Group Corp.	3,770,678	0.7
188,200	Sony Corp.	5,349,666	1.0
155,100	Sumitomo Mitsui Financial Group, Inc.	6,187,508	1.2
69,800	Toyota Motor Corp.	4,276,258	0.8
1,948,800	Other Securities	42,116,297	7.8
		106,340,427	19.7
	Malaysia: 0.0%
380,300	Other Securities	252,852	0.0
	Mexico: 0.1%
37,500	Other Securities	343,125	0.1
	Netherlands: 3.5%
943,472	Koninklijke KPN NV	3,457,072	0.6
54,376	Koninklijke Philips NV	1,465,910	0.3
125,712	Royal Dutch Shell PLC - Class A	3,281,994	0.6
18,432	Royal Dutch Shell PLC - Class B	482,637	0.1
113,638	Wolters Kluwer NV	3,840,660	0.7
395,658	Other Securities	6,290,782	1.2
		18,819,055	3.5

See Accompanying Notes to Financial Statements
63

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Norway: 0.9%
611,952	Other Securities(a)	$4,908,301	0.9
	Philippines: 0.3%
4,595,000	Other Securities	1,783,486	0.3
	Portugal: 0.3%
125,635	Other Securities	1,763,503	0.3
	Russia: 0.1%
30,144	Other Securities	289,093	0.1
	Singapore: 0.6%
228,054	Other Securities	3,190,444	0.6
	South Africa: 0.7%
224,394	Other Securities	4,043,543	0.7
	South Korea: 1.1%
13,457	Other Securities	6,156,114	1.1
	Spain: 1.7%
1,103,169	Other Securities	8,981,424	1.7
	Sweden: 4.4%
220,011	Assa Abloy AB	4,376,697	0.8
119,099	Kinnevik Investment AB	3,795,424	0.7
310,352	Svenska Handelsbanken AB	4,215,039	0.8
171,545	Swedbank AB	3,930,675	0.7
263,736	Other Securities(a)	7,615,287	1.4
		23,933,122	4.4
	Switzerland: 7.0%
162,755	Credit Suisse Group AG	4,059,310	0.8
79,650	Nestle S.A.	6,083,189	1.1
122,005	Novartis AG	11,052,279	2.1
21,370	Roche Holding AG	5,801,931	1.1
86,814	Wolseley PLC	5,096,939	0.9
65,992	Other Securities	5,427,522	1.0
		37,521,170	7.0
	Taiwan: 1.6%
196,000	Taiwan Semiconductor Manufacturing Co., Ltd.	825,879	0.2
264,800	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	5,815,008	1.1
303,801	Other Securities	1,735,681	0.3
		8,376,568	1.6
	Thailand: 0.3%
2,528,200	Other Securities	1,362,490	0.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Turkey: 0.4%
607,276		Other Securities	$2,247,061	0.4
		United Arab Emirates: 0.1%
23,404		Other Securities	472,967	0.1
		United Kingdom: 22.0%
205,558		ARM Holdings PLC	3,237,243	0.6
61,117	@	ASOS PLC	3,063,737	0.6
270,696	#	Auto Trader Group PLC	1,618,564	0.3
518,311		BG Group PLC	8,188,514	1.5
123,010		British American Tobacco PLC	7,307,940	1.3
174,400		Hargreaves Lansdown PLC	3,875,812	0.7
5,610,345		Lloyds Banking Group Plc	6,367,778	1.2
371,253		Prudential PLC	8,671,125	1.6
200,756		Relx PLC	3,589,723	0.7
90,850		Shire PLC	6,880,115	1.3
113,225		Unilever PLC	5,041,717	0.9
1,182,371		Vodafone Group PLC	3,891,088	0.7
7,671,348		Other Securities(a)	56,932,029	10.6
			118,665,385	22.0
		United States: 2.9%
52,730		Anheuser-Busch InBev Worldwide, Inc.	6,291,988	1.2
181,037		Other Securities	9,250,385	1.7
			15,542,373	2.9
		Total Common Stock (Cost $518,334,239)	528,001,321	98.0
PREFERRED STOCK:0.1%
		Brazil: 0.1%
45,749		Other Securities	314,005	0.1
		United States: 0.0%
5,351		Other Securities	1,927	0.0
		Total Preferred Stock (Cost $637,078)	315,932	0.1
		Total Long-Term Investments (Cost $518,971,317)	528,317,253	98.1

See Accompanying Notes to Financial Statements
64

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc: 1.7%
2,236,142	Citigroup, Inc., Repurchase Agreement dated 10/30/15, 0.10%, due 11/02/15 (Repurchase Amount $2,236,160, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,280,865, due 12/31/16-11/01/45)	$2,236,142	0.4
2,236,142	Daiwa Capital Markets, Repurchase Agreement dated 10/30/15, 0.09%, due 11/02/15 (Repurchase Amount $2,236,159, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $2,280,865, due 11/05/15-02/01/49)	2,236,142	0.4
2,236,142	HSBC Securities USA, Repurchase Agreement dated 10/30/15, 0.07%, due 11/02/15 (Repurchase Amount $2,236,155, collateralized by various U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $2,280,870, due 05/01/22-10/01/45)	2,236,142	0.4
2,236,100	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/30/15, 0.13%, due 11/02/15 (Repurchase Amount $2,236,124, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $2,280,822, due 11/30/19-02/15/44)	2,236,100	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
470,787	Royal Bank of Scotland PLC, Repurchase Agreement dated 10/30/15, 0.07%, due 11/02/15 (Repurchase Amount $470,790, collateralized by various U.S. Government Securities, 0.074%-3.375%, Market Value plus accrued interest $480,203, due 08/15/16-08/15/21)	$470,787	0.1
		9,415,313	1.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
4,468,186	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%††	4,468,186	0.8
281,019	T. Rowe Price Reserve Investment Fund, 0.110%††	281,019	0.1
	Total Mutual Funds (Cost $4,749,205)	4,749,205	0.9
	Total Short-Term Investments (Cost $14,164,518)	14,164,518	2.6
	Total Investments in Securities (Cost $533,135,835)	$542,481,771	100.7
	Liabilities in Excess of Other Assets	(3,819,935)	(0.7)
	Net Assets	$538,661,836	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements
65

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2015 (continued)

††
Rate shown is the 7-day yield as of October 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at October 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $538,828,743.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$37,958,926
Gross Unrealized Depreciation	(34,305,898)
Net Unrealized Appreciation	$3,653,028

Sector Diversification	Percentage of Net Assets
Financials	25.3%
Consumer Discretionary	16.4
Industrials	12.7
Health Care	10.8
Consumer Staples	10.7
Information Technology	6.3
Telecommunication Services	5.1
Energy	5.0
Materials	4.3
Utilities	1.5
Short-Term Investments	2.6
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$17,266,003	$—	$17,266,003
Austria	—	1,375,724	—	1,375,724
Belgium	—	2,072,183	—	2,072,183
Brazil	3,658,166	—	—	3,658,166
Canada	7,568,546	—	—	7,568,546
China	5,982,015	6,541,097	—	12,523,112
Denmark	—	11,004,840	—	11,004,840
Finland	—	10,550,399	—	10,550,399
France	—	38,433,650	—	38,433,650
Germany	101,188	22,394,922	—	22,496,110
Hong Kong	—	9,020,737	—	9,020,737
India	—	4,586,020	—	4,586,020
Indonesia	287,229	354,821	—	642,050
Ireland	2,918,361	2,344,173	—	5,262,534
Israel	4,392,288	—	—	4,392,288
Italy	—	12,156,456	—	12,156,456
Japan	1,804,298	104,536,129	—	106,340,427
See Accompanying Notes to Financial Statements
66

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2015 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Malaysia	—	252,852	—	252,852
Mexico	343,125	—	—	343,125
Netherlands	3,387,798	15,431,257	—	18,819,055
Norway	—	4,908,301	—	4,908,301
Philippines	—	1,783,486	—	1,783,486
Portugal	—	1,763,503	—	1,763,503
Russia	167,860	121,233	—	289,093
Singapore	—	3,190,444	—	3,190,444
South Africa	—	4,043,543	—	4,043,543
South Korea	—	6,156,114	—	6,156,114
Spain	456,011	8,525,413	—	8,981,424
Sweden	—	23,933,122	—	23,933,122
Switzerland	—	37,521,170	—	37,521,170
Taiwan	5,815,008	2,561,560	—	8,376,568
Thailand	—	1,362,490	—	1,362,490
Turkey	—	2,247,061	—	2,247,061
United Arab Emirates	—	472,967	—	472,967
United Kingdom	201,419	118,463,966	—	118,665,385
United States	9,194,271	6,291,988	56,114	15,542,373
Total Common Stock	46,277,583	481,667,624	56,114	528,001,321
Preferred Stock	314,005	—	1,927	315,932
Short-Term Investments	4,749,205	9,415,313	—	14,164,518
Total Investments, at fair value	$51,340,793	$491,082,937	$58,041	$542,481,771
Other Financial Instruments+
Forward Foreign Currency Contracts	—	443,876	—	443,876
Total Assets	$51,340,793	$491,526,813	$58,041	$542,925,647
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(605,661)	$—	$(605,661)
Total Liabilities	$—	$(605,661)	$—	$(605,661)

(1)
For the year ended October 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2015, securities valued at $7,848,176 and $697,828 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
67

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2015 (continued)

At October 31, 2015, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Equity Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Australia and New Zealand Banking Group Ltd.	Swiss Franc	750,000	Buy	11/27/15	$758,749	$759,317	$568
Barclays Bank PLC	Singapore Dollar	493,137	Buy	11/27/15	350,925	351,727	802
Citigroup, Inc.	EU Euro	563,199	Buy	11/27/15	629,754	619,507	(10,247)
Citigroup, Inc.	Swiss Franc	700,377	Buy	11/27/15	716,523	709,078	(7,445)
Citigroup, Inc.	British Pound	238,183	Buy	11/27/15	365,353	367,132	1,779
Deutsche Bank AG	Swedish Krona	3,439,480	Buy	11/27/15	414,632	402,791	(11,841)
Deutsche Bank AG	Japanese Yen	116,296,558	Buy	11/27/15	977,113	963,960	(13,153)
Deutsche Bank AG	Swiss Franc	701,760	Buy	11/27/15	736,651	710,478	(26,173)
Deutsche Bank AG	British Pound	2,635,437	Buy	11/27/15	4,139,328	4,062,218	(77,110)
Deutsche Bank AG	Swedish Krona	11,879,862	Buy	11/27/15	1,407,721	1,391,230	(16,491)
Goldman Sachs & Co.	EU Euro	752,836	Buy	11/27/15	826,038	828,104	2,066
Goldman Sachs & Co.	Japanese Yen	87,476,064	Buy	11/27/15	724,123	725,072	949
Goldman Sachs & Co.	EU Euro	290,747	Buy	11/27/15	329,430	319,816	(9,614)
Goldman Sachs & Co.	EU Euro	168,787	Buy	11/27/15	191,257	185,662	(5,595)
Goldman Sachs & Co.	Japanese Yen	37,510,623	Buy	11/27/15	311,397	310,918	(479)
Goldman Sachs & Co.	Japanese Yen	320,838,117	Buy	11/27/15	2,613,694	2,659,365	45,671
Merrill Lynch	Norwegian Krone	3,679,372	Buy	11/27/15	437,675	432,858	(4,817)
Merrill Lynch	Swiss Franc	1,027,555	Buy	11/27/15	1,075,760	1,040,320	(35,440)
Merrill Lynch	EU Euro	306,935	Buy	11/27/15	345,655	337,622	(8,033)
Merrill Lynch	EU Euro	569,809	Buy	11/27/15	642,724	626,778	(15,946)
Standard Chartered Bank PLC	British Pound	318,244	Buy	11/27/15	486,803	490,536	3,733
Standard Chartered Bank PLC	Japanese Yen	71,413,016	Buy	11/27/15	593,491	591,929	(1,562)
Standard Chartered Bank PLC	EU Euro	524,808	Buy	11/27/15	588,614	577,278	(11,336)
Standard Chartered Bank PLC	EU Euro	751,749	Buy	11/27/15	848,611	826,909	(21,702)
Standard Chartered Bank PLC	Japanese Yen	69,927,321	Buy	11/27/15	583,245	579,614	(3,631)
Standard Chartered Bank PLC	EU Euro	286,814	Buy	11/27/15	321,894	315,489	(6,405)
Standard Chartered Bank PLC	EU Euro	230,091	Buy	11/27/15	263,655	253,095	(10,560)
Standard Chartered Bank PLC	EU Euro	581,359	Buy	11/27/15	653,246	639,483	(13,763)
Standard Chartered Bank PLC	Australian Dollar	7,004,635	Buy	11/27/15	5,104,789	4,988,852	(115,937)
Standard Chartered Bank PLC	Swiss Franc	487,824	Buy	11/27/15	501,787	493,883	(7,904)
Standard Chartered Bank PLC	EU Euro	671,001	Buy	11/27/15	748,341	738,087	(10,254)
State Street	British Pound	449,402	Buy	11/27/15	685,911	692,701	6,790
State Street	Swiss Franc	372,817	Buy	11/27/15	379,295	377,449	(1,846)
State Street	Singapore Dollar	824,356	Buy	11/27/15	576,655	587,967	11,312
State Street	Danish Krone	888,763	Buy	11/27/15	134,379	131,114	(3,265)
State Street	Hong Kong Sar Dollar	12,199,158	Buy	11/27/15	1,573,589	1,574,086	497
							$(376,382)

See Accompanying Notes to Financial Statements
68

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Australia and New Zealand Banking Group Ltd.	EU Euro	203,000	Sell	11/27/15	$226,764	$223,296	$3,468
The Australia and New Zealand Banking Group Ltd.	British Pound	371,000	Sell	11/27/15	562,230	571,853	(9,623)
Citigroup, Inc.	British Pound	195,683	Sell	11/27/15	301,851	301,623	228
Citigroup, Inc.	EU Euro	654,867	Sell	11/27/15	724,302	720,340	3,962
Deutsche Bank AG	Norwegian Krone	13,074,973	Sell	11/27/15	1,590,188	1,538,201	51,987
Deutsche Bank AG	Swedish Krona	2,647,173	Sell	11/27/15	311,742	310,005	1,737
Goldman Sachs & Co.	EU Euro	614,583	Sell	11/27/15	678,638	676,029	2,609
Goldman Sachs & Co.	British Pound	372,159	Sell	11/27/15	571,325	573,639	(2,314)
Goldman Sachs & Co.	British Pound	212,212	Sell	11/27/15	321,752	327,099	(5,347)
Goldman Sachs & Co.	Hong Kong Sar Dollar	2,241,718	Sell	11/27/15	289,239	289,254	(15)
Goldman Sachs & Co.	British Pound	618,053	Sell	11/27/15	938,767	952,657	(13,890)
Goldman Sachs & Co.	British Pound	379,166	Sell	11/27/15	585,690	584,440	1,250
Goldman Sachs & Co.	EU Euro	336,355	Sell	11/27/15	379,474	369,984	9,490
Goldman Sachs & Co.	EU Euro	248,132	Sell	11/27/15	278,091	272,940	5,151
Goldman Sachs & Co.	Japanese Yen	59,679,369	Sell	11/27/15	500,394	494,671	5,723
Goldman Sachs & Co.	EU Euro	4,401,156	Sell	11/27/15	4,963,493	4,841,181	122,312
Goldman Sachs & Co.	British Pound	160,408	Sell	11/27/15	250,734	247,250	3,484
Merrill Lynch	British Pound	437,076	Sell	11/27/15	670,604	673,702	(3,098)
Merrill Lynch	EU Euro	139,076	Sell	11/27/15	155,596	152,981	2,615
Merrill Lynch	Hong Kong Sar Dollar	3,524,914	Sell	11/27/15	454,793	454,828	(35)
National Australia Bank	EU Euro	150,000	Sell	11/27/15	167,349	164,997	2,352
The Royal Bank of Scotland PLC	British Pound	425,240	Sell	11/27/15	650,176	655,458	(5,282)
Standard Chartered Bank PLC	EU Euro	383,035	Sell	11/27/15	435,392	421,331	14,061
Standard Chartered Bank PLC	Japanese Yen	45,899,849	Sell	11/27/15	385,250	380,455	4,795
Standard Chartered Bank PLC	Japanese Yen	129,148,962	Sell	11/27/15	1,074,560	1,070,491	4,069
Standard Chartered Bank PLC	Japanese Yen	76,306,407	Sell	11/27/15	640,112	632,489	7,623
Standard Chartered Bank PLC	Swiss Franc	2,398,542	Sell	11/27/15	2,515,347	2,428,338	87,009
Standard Chartered Bank PLC	British Pound	536,446	Sell	11/27/15	837,613	826,869	10,744
Standard Chartered Bank PLC	Australian Dollar	589,873	Sell	11/27/15	430,909	420,121	10,788
Standard Chartered Bank PLC	Japanese Yen	423,178,562	Sell	11/27/15	3,402,274	3,507,645	(105,371)
State Street	EU Euro	1,380,644	Sell	11/27/15	1,525,764	1,518,680	7,084
State Street	British Pound	745,110	Sell	11/27/15	1,153,994	1,148,500	5,494
State Street	British Pound	104,635	Sell	11/27/15	160,215	161,283	(1,068)
State Street	British Pound	138,592	Sell	11/27/15	212,338	213,623	(1,285)
State Street	British Pound	372,456	Sell	11/27/15	566,313	574,097	(7,784)
State Street	Swedish Krona	2,825,076	Sell	11/27/15	332,513	330,839	1,674
							$214,597

See Accompanying Notes to Financial Statements
69

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2015 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$443,876
Total Asset Derivatives		$443,876
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$605,661
Total Liability Derivatives		$605,661

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$13,736	$13,736
Foreign exchange contracts	(394,162)	—	(394,162)
Total	$(394,162)	$13,736	$(380,426)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$7,798	$7,798
Foreign exchange contracts	(628,231)	—	(628,231)
Total	$(628,231)	$7,798	$(620,433)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2015:
	Barclays Bank PLC	Citigroup, Inc.	Deustsche Bank AG	Goldman Sachs & Co.	Merrill Lynch	National Australia Bank	Standard Chartered Bank PLC	State Street Bank	The Australia and New Zealand Bank Group Ltd.	The Royal Bank of Scotland PLC	Totals
Assets:
Forward foreign currency contracts	$802	$5,969	$53,724	$198,705	$2,615	$2,352	$142,822	$32,851	$4,036	$—	$443,876
Total Assets	$802	$5,969	$53,724	$198,705	$2,615	$2,352	$142,822	$32,851	$4,036	$—	$443,876
Liabilities:
Forward foreign currency contracts	$—	$17,692	$144,768	$37,254	$67,369	$—	$308,425	$15,248	$9,623	$5,282	$605,661
Total Liabilities	$—	$17,692	$144,768	$37,254	$67,369	$—	$308,425	$15,248	$9,623	$5,282	$605,661
Net OTC derivative instruments by counterparty, at fair value	$802	$(11,723)	$(91,044)	$161,451	$(64,754)	$2,352	$(165,603)	$17,603	$(5,587)	$(5,282)	$(161,785)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$802	$(11,723)	$(91,044)	$161,451	$(64,754)	$2,352	$(165,603)	$17,603	$(5,587)	$(5,282)	$(161,785)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
70

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2015 were as follows:
Fund Name	Type	Per Share Amount
Voya Emerging Markets Equity Dividend Fund
Class A	NII	$0.2938
Class B	NII	$0.1411
Class C	NII	$0.1850
Class I	NII	$0.3397
Class O	NII	$0.3001
Class W	NII	$0.3316
All Classes	STCG	$0.0281
All Classes	LTCG	$0.1350
Voya Global Equity Dividend Fund
Class A	NII	$0.2701
Class B	NII	$0.1471
Class C	NII	$0.1662
Class I	NII	$0.3059
Class O	NII	$0.2672
Class W	NII	$0.3025
Fund Name	Type	Per Share Amount
Voya International Core Fund
Class I	NII	$0.0959
Class W	NII	$0.0959
All Classes	STCG	$0.5338
All Classes	LTCG	$0.9293
Voya Multi-Manager Emerging Markets Equity Fund
Class A	NII	$0.1165
Class B	NII	$—
Class C	NII	$0.0123
Class I	NII	$0.1685
Class R	NII	$0.0850
Class W	NII	$0.1591
Voya Multi-Manager International Equity Fund
Class I	NII	$0.2646
Class I	STCG	$0.1754
Class I	LTCG	$0.2782

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
Of the ordinary distributions made during the year ended October 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Emerging Markets Equity Dividend	3.80%
Global Equity Dividend	65.26%
Multi-Manager International Equity	0.40%
For the year ended October 31, 2015, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Emerging Markets Equity Dividend	95.88%
Global Equity Dividend	100.00%
International Core	36.56%
Multi-Manager Emerging Markets Equity	100.00%
Multi-Manager International Equity	65.35%
The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Emerging Markets Equity Dividend	100.00%
International Core	100.00%
Multi-Manager International Equity	100.00%
71

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Emerging Markets Equity Dividend	$188,150
International Core	$23,962,312
Multi-Manager International Equity	$11,225,490
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2015. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets Equity Dividend	$48,386	$0.0393	100.00%
Global Equity Dividend	$123,854	$0.0174	62.29%
International Core	$517,041	$0.0140	100.00%
Multi-Manager Emerging Markets Equity	$684,739	$0.0252	91.36%
Multi-Manager International Equity	$736,491	$0.0147	100.00%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
72

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
To approve a new sub-advisory agreement between Voya Investments, LLC and NNIP Advisors B.V. with respect to the Funds, and to approve, under certain circumstances, any future sub-advisory agreement prompted by Change of Control Events that occur as part of the NN Group N.V. Separation Plan (“Proposal One”).

A special meeting of shareholders of Voya Emerging Markets Equity Dividend Fund and Voya Global Equity Dividend Fund was held February 10, 2015, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Emerging Markets Equity Dividend Fund	1*	612,589.297	34,491.794	63,436.006	0.000	710,517.097

*
Proposal passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Global Equity Dividend Fund	1**	2,585,218.499	149,908.126	231,491.476	0.000	2,966,618.101

**
Proposal deferred; adjourned to March 24, 2015.

A special meeting of shareholders of Voya Global Equity Dividend Fund was held March 24, 2015, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Global Equity Dividend Fund	1***	3,118,483.712	201,519.383	645,345.815	0.000	3,965,348.910

***
Proposal Passed

73

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (35 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 – Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 – July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	150	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	November 2007 – Present	Retired.	150	First Marblehead Corporation (September 2003 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Trustee	August 2015 – Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – Present).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013 – Present	Retired.	150	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2005 – Present	Retired.	150	Assured Guaranty Ltd. (April 2004 – Present).
74

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	150	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	February 2002 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	150	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	150	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2015.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

75

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	February 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	May 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February
2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012 – Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
76

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February
1996 – Present) and Voya Investments, LLC (October
2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 – April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present), formerly Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice
President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

77

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL
OF NEW SUB-ADVISORY CONTRACT
Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) has been sub-advised by J.P. Morgan Investment Management Inc. (“JPMorgan”) and Delaware Investments Fund Advisers (“Delaware”) since October 11, 2011. At the meeting of the Board that was held on July 9, 2015, the Board, including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940 (“Independent Trustees”), determined to: (1) appoint Van Eck Associates Corporation (“Van Eck”) as a sub-adviser to the Fund; and (2) approve a sub-advisory agreement (the “New Sub-Advisory Agreement”) with Van Eck under which Van Eck would serve as an additional sub-adviser to the Fund, along with JPMorgan and Delaware.
In determining whether to approve the New Sub-Advisory Agreement with Van Eck with respect to the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Van Eck’s presentation before the International/Balanced/Fixed Income Funds Investment Review Committee at its July 8, 2015 meeting; (2) memoranda and related materials provided to the Board in advance of its July 9, 2015 meeting discussing: (a) the rationale of Voya Investments, LLC (“Adviser”) for recommending that Van Eck be added as a sub-adviser to the Fund, including the Adviser’s view that adding Van Eck would provide the Fund with additional diversification to the Fund’s strategy; (b) the performance of Van Eck in managing its emerging market equity strategy with such performance being compared against a relevant benchmark index; and (c) Van Eck’s investment philosophy and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the projected net expense ratio of the Fund reflecting the addition of Van Eck as a sub-adviser, as compared with a representative group of mutual funds with similar investment programs to the investment program of the Fund; (4) Van Eck’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.
In reaching its decision to engage Van Eck, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the strength and reputation of Van Eck in managing its emerging market equity investment strategy; (2) the nature and quality of the services to be provided by Van Eck under the New Sub-Advisory Agreement; (3) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Van Eck and its fit as an additional sub-adviser to the Fund; (4) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Van Eck; (5) the sub-advisory fee rates payable by the Adviser to Van Eck, including how the rates compared to fee rates offered by Van Eck to other clients; (6) the potential fall-out benefits to the Sub-Adviser and its respective affiliates from its relationship with the Fund; (7) Van Eck’s operations and compliance programs, including the policies and procedures intended to assure compliance with the federal securities laws; (8) the appropriateness of the selection of Van Eck in light of the Fund’s investment objective and investor base; and (9) Van Eck’s Code of Ethics, and related procedures for complying with that Code. The Board also considered the effect of approving the New Sub-Advisory Agreement on the profitability of the Adviser with respect to the services it provides to the Fund. In considering whether economies of scale likely will be realized by the Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in the contractual fee rate schedule, the Board considered that any breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board did not consider the profitability of Van Eck under the Agreement because it did not view this data as essential to its deliberations, given the arm’s-length nature of the relationship between the Adviser and Van Eck, which is unaffiliated with the Adviser, with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also considered that the Adviser (and not the Fund) pays the sub-advisory fees to be earned by Van Eck.
After its deliberation, the Board reached the following conclusions: (1) Van Eck should be appointed to serve as a sub-adviser to the Fund under the New Sub-Advisory Agreement; (2) the sub-advisory fee rate schedule payable by the Adviser to Van Eck is reasonable in the context of all factors considered by the Board; and (3) Van Eck maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s Chief Compliance Officer that Van Eck’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

78

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

AR-INTEMERG         (1015-121815)

Annual Report

October 31, 2015

Classes A, B, C, I, O, R, R6 and W

■  Voya Global Real Estate Fund

■  Voya International Real Estate Fund

   E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Summary Portfolios of Investments	29
Tax Information	34
Trustee and Officer Information	35

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Investing for the long haul

Dear Shareholder,

Since the Great Recession, global financial markets have been dancing to the uncertain tune of investor confidence, which has ebbed and flowed in concert with economic and geopolitical news. After a decent first half of 2015, equity markets had a dismal third quarter as investors fled to safe havens in the face of waning global growth expectations. Risk appetite returned in October thanks in part to a more accommodative stance by international central banks, even as the Federal Reserve (“Fed”) suggested it would soon begin to hike interest rates.

As of mid-November, we’re in pretty much the same place: distressed by geopolitical events and scouring economic reports for clues to the Fed’s next move. We saw a blockbuster jobs report resulting in renewed Fed rhetoric to put a December rate increase back on the table. However, indicators of future economic performance have been somewhat uncertain. Will the Fed decide that December is the right time to begin raising interest rates? Or will it wait until next year?

Meanwhile, other central banks are moving in different directions. China has cut key interest rates repeatedly, and the European Central Bank appears to be planning to increase its stimulus program. It remains to be seen whether these programs can stimulate enough economic activity to foster the natural growth of demand or whether the global economy will continue to depend on policy support.

This economic backdrop induces uncertainty, which leads to intense periods of volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals; keep sight of why you’re investing, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your financial advisor before you take action.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
November 17, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2015

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had managed an increase of 8.17%, with market attention moving from the U.S. to Europe. But from there attention moved East and in August an unexpected announcement from China re-awakened other concerns, sending global stocks on a roller-coaster ride, at the end of which the Index stood 5.83% higher for the fiscal year. (The Index returned 1.77% for the one year ended October 31, 2015, measured in U.S. dollars.)

U.S. economic data were mixed in what was still a rather pedestrian recovery. Employment was showing strength after a dip in March. By September, the unemployment rate was down to 5.1% and the three-month average for jobs created was 221,000. But this dropped to 167,000 after a disappointing October report. Gross domestic product (“GDP”) edged up 0.6% annualized in the first quarter of 2015, held back by the effects of another harsh winter, but rebounded to 3.9% in the second quarter, before an inventory downturn dragged it back to 1.5% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.

Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased rates for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, a new narrative, investors seemed unnerved rather than relieved. Perhaps sensing a credibility problem, the FOMC on October 28, tried to re-set expectations, hinting, with little mention of overseas conditions, that a December increase was a distinct possibility.

Internationally, the European Central Bank (“ECB”) at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.8%, core inflation approached 1.0% and GDP rose 0.9% in the first half of 2015. In October ECB President Draghi promised to review the program in December, widely taken as a hint that it would be intensified. Sentiment suffered in the middle months of the period when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.

Annual GDP growth in China decelerated to 6.9% in the third quarter of 2015, the slowest in six years. But to many commentators this was suspiciously close to government targets and the real situation was much weaker. Global nervousness intensified as the Shanghai Stock Exchange Composite Index rose 64% in 2015 by June 12, fueled by retail savings and margin debt, only to plunge 25% in two months despite government intervention. On August 11 global commodities and equity markets were shaken when China announced a 2% devaluation of the yuan, possibly a signal that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. It also threatened competitive currency devaluations by other less developed economies, already suffering from China’s fading demand for their raw materials. October ended with the Bank of China reducing interest rates and the amount that banks need to keep in reserve.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 1.96% in the fiscal year, while the Barclays U.S. Treasury Bond sub-index added 2.39%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index edged up 1.05%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 1.91%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index lost 1.42% as inflationary expectations receded.

U.S. equities, represented by the S&P 500® Index including dividends, gained 5.20% over the fiscal year. August represented the worst month since September 2011, but October represented the best since October 2011. The consumer discretionary sector did best over the 12 months, surging 20.86%. The worst performing sector was understandably energy, slumping 19.31%. S&P 500® earnings per share in the second quarter of 2015, despite continuing high levels of share buybacks, recorded their first year-over-year decline since the third quarter of 2012, dragged down by the energy sector.

In currencies, the dollar made strong gains in the year through October, as the U.S. would probably be the first to start raising rates having ended quantitative easing. The dollar rose 13.78% against the euro, 3.67% against the pound and 7.39% against the yen. The dollar’s gain against the yuan by the end of October was little changed from the 2% announced in August, reportedly restrained by official Chinese intervention.

International markets fell sharply after the events in August, but avoided a loss for the fiscal year. The MSCI Japan® Index advanced 17.41% for the year, on a re-allocation into stocks for the giant Government Pension Investment Fund plus renewed optimism about the profitability and governance of Japanese corporations. The MSCI Europe ex UK® Index set a new record in early April after the introduction of quantitative easing, the declining euro that went with it and some signs of improving data, and held on to a gain of 12.82% for the 12-month period. The MSCI UK® Index, weighed down by its large, losing holdings in the energy, materials and banking sectors, barely moved: up 0.01% after a tumultuous year in which it set a new record at the end of April and then fell nearly 18% in the next four months.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

FTSE EPRA/NAREIT Developed ex-US Property Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) outside the United States. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Developed ex-US Property Index
An unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

S&P Developed Property Index
An unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

Shanghai Stock Exchange Composite Index
A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

3

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2015 (as a percentage of net assets)
United States	54.2%
Japan	11.7%
United Kingdom	8.0%
France	7.6%
Hong Kong	6.7%
Australia	6.5%
Germany	2.9%
Netherlands	1.1%
Singapore	0.5%
Sweden	0.5%
Spain	0.2%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Global Real Estate Fund (“Global Real Estate” or the “Fund”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.11%, compared to the FTSE EPRA/NAREIT Developed Index and S&P 500® Index, which returned 1.84% and 5.20%, respectively, for the same period.

Portfolio Specifics: Global real estate shares generated a return of 1.84% over the past twelve months as positive performance in Europe and the Americas was tempered by negative returns in the Asia-Pacific region. From a fundamental standpoint, we believe real estate stocks continue to benefit from a favorable environment of limited new supply, improving demand for real estate space — leading to higher occupancies, rents and values — and access to attractively-priced capital. While economic growth is expanding in most developed markets around the globe, the rate of improvement varies dramatically — from a relatively robust U.S. and U.K. to tepid but positively trending recoveries in the Eurozone and Japan. Sentiment towards growth in Europe has benefited from an aggressive quantitative easing program announced by the European Central Bank (“ECB”) in January, which has buoyed the markets. U.S. has delivered modestly positive returns as economic and employment data have improved to the point where the Federal Reserve Board may decide to move from its zero interest rate policy. The Asia-Pacific region has lagged, largely as the result of investor uncertainty surrounding China’s devaluing its currency in August, which catalyzed worries about the overall health of the Chinese economy and its implications on the trajectory of global economic growth. Meanwhile, inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil which bodes well for continued low intermediate and long-term interest rates.

Given what we believe to be the increasingly material disconnect between valuations in the direct markets versus those in the listed markets, Merger and Acquisition (“M&A”) activity is picking up. We estimate that property companies are trading at an average 7% discount to net asset value. M&A activity among listed real estate companies is likely to continue as property fundamentals remain robust, access to cheap capital remains available, and the valuations gap in the private markets versus the listed markets remains wide.

Performance benefited from favorable positioning in the Americas and Europe, but positioning in the Asia-Pacific region detracted. The strongest contribution to relative performance was delivered via stock selection in the U.S., followed closely by the value added from a high-conviction underweight to Canada, which was one of the poorest-performing markets during the period. U.S. stock selection was particularly favorable in the healthcare, apartment and mall property sectors. In Europe, stock selection benefited relative performance, driven by a bias toward London office and German residential. Asset allocation was also positive, the result of an overweight to the outperforming U.K. market. Within the Asia-Pacific region, positioning in Japan accounted for a majority of the relative shortfall, primarily from sub-par stock selection but also the result of an overweight to this underperforming market. This overshadowed the benefit of positive stock selection in the Hong Kong market during the period.

Top Ten Holdings as of October 31, 2015 (as a percentage of net assets)
Simon Property Group, Inc.	6.6%
Equity Residential	3.9%
Mitsubishi Estate Co., Ltd.	3.6%
Mitsui Fudosan Co., Ltd.	3.5%
Public Storage, Inc.	3.1%
Unibail-Rodamco SE	3.1%
Welltower, Inc.	3.0%
General Growth Properties, Inc.	3.0%
ProLogis, Inc.	2.8%
Klepierre	2.6%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In the Asia-Pacific region, we like Tokyo office and Australia retail and remain selective elsewhere. The Tokyo office market continues to show improved occupancies and accelerating rental growth after years of stagnation, thereby giving more pricing power to landlords. Land values in Tokyo are improving and office vacancy has tightened, with vacancy in the five central wards now in the mid 4% range versus the high single digits two to three years ago. While gradual, improvement in Tokyo office rents is steady and visible with 5-10% mark-to-market for expiring rents. Australian investments are benefiting from an attractive combination of yield and growth, plus M&A activity which has recently increased given wide access to attractively priced capital by quality investors with scale, including listed real estate companies. The indirect impact on slowing Chinese growth on the Australian economy, however, warrants some caution over the longer term. We have become more selective in Hong Kong and Singapore as the result of the indirect impact of weaker demand from mainland China, which is weighing on demand across all property types in these markets.

We continue to like the prospects for property companies in the U.K. and Europe. In the U.K., property fundamentals are improving more visibly than in Europe ex U.K., although Europe presents opportunity, particularly as the ECB continues to provide monetary stimulus through much of 2016 via its quantitative easing program. Our investments are

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL REAL ESTATE FUND

focused on companies with higher growth characteristics, such as London office companies, dominant continental retail companies and German residential, all of which have reported steadily improving rental growth. The portfolio also includes select value names which offer a high level of cash flow and dividend yield. These tend to be on the continent, which is characterized by slow growth but with gradually improving fundamentals. We believe the investment market remains extremely active with elevated demand for prime properties in London and Paris and associated downward pressure on capitalization rates with investors competing with one another for these deals. Capitalization rates on transactions are regularly in the 4% range. We also believe that there may be more M&A activity involving Eurozone property companies.

In the U.S., we prefer discounted stocks that offer visible earnings growth. Specifically, we favor the apartment sector, coastal Central Business District office sector, data centers, and high-end mall companies; we are more selective in the net lease and healthcare sectors. By geography, this includes many of the gateway cities located in the northeast and in California, including New York, San Francisco and Los Angeles. We remain cautious on the Washington D.C. metro area, which continues to be soft, particularly in northern Virginia. We also remain cautious on the more bond-like sectors of net lease and healthcare, but take into account potential syndicate activity and takeover possibilities in our portfolio positioning, as well as acknowledge safe and growing dividend yields.

We believe the demand for real estate remains high, given the desire for total return anchored by current yield. The significant sources of capital seeking real estate include institutional investors, sovereign wealth funds, private equity, and listed property companies. The spread between capitalization rates and 10-year sovereign bond yields remains at historically wide levels, which suggests that there is plenty of “cushion” as bond yields increase, especially considering that, in our opinion, we are still early to mid-way in the rental rate recovery cycle in many real estate markets globally. Moreover, we believe a move up in short-term rates in the U.S. is not the key data point to watch, rather it is long-term rates around the globe, whose increase we expect to be muted given continued sluggish economic growth globally, generally accommodative central bank policy, a decelerating China and low rates on a relative basis in Europe and Japan. In fact, many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century. With listed property companies still trading at a discount to private market values and M&A activity heating up, we believe listed real estate is not overvalued and remains attractive to many investors.

In our opinion, the combination of moderate yet steady economic growth and historically low long-term interest rates bodes well for real estate and real estate securities. Despite a global economic recovery that seems perennially challenged, we believe the underlying business of real estate is very good. Earnings have generally been solid, with improving occupancies, higher trending rents, active transaction markets and deep capital markets. Economic growth, while slow, is expanding in most developed markets. Sentiment towards growth in Europe was improved earlier this year via an aggressive quantitative easing program announced by the ECB in January which has been reinforced throughout the year. While the rumblings out of China, weak commodity markets, and continued geo-political risk in the Eurozone and Middle East are reason for caution, we believe any meaningful volatility creates an opportunity to buy high quality real estate companies with visible earnings at discounted prices. Low levels of new construction globally also suggest that owners of existing properties should continue to enjoy improved pricing power. With expected earnings growth in the 6-7% range for this year and next, and dividends growing at about the same pace as earnings, we believe that real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006	Since Inception of Class R August 5, 2011	Since Inception of Class R6 July 15, 2014	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(5.67)%	5.94%	5.17%	—	—	—	—
Class B(2)	(5.53)%	6.09%	5.01%	—	—	—	—
Class C(3)	(1.62)%	6.40%	5.01%	—	—	—	—
Class I	0.41%	7.53%	6.15%	—	—	—	—
Class O	0.12%	7.20%	—	2.50%	—	—	—
Class R	(0.12)%	—	—	—	8.67%	—	—
Class R6	0.53%	—	—	—	—	1.08%	—
Class W	0.38%	7.47%	—	—	—	—	4.00%
Excluding Sales Charge:
Class A	0.11%	7.20%	5.80%	—	—	—	—
Class B	(0.66)%	6.41%	5.01%	—	—	—	—
Class C	(0.65)%	6.40%	5.01%	—	—	—	—
Class I	0.41%	7.53%	6.15%	—	—	—	—
Class O	0.12%	7.20%	—	2.50%	—	—	—
Class R	(0.12)%	—	—	—	8.67%	—	—
Class R6	0.53%	—	—	—	—	1.08%	—
Class W	0.38%	7.47%	—	—	—	—	4.00%
FTSE EPRA/NAREIT Developed Index	1.84%	7.85%	5.61%	2.24%	10.08%	2.20%	3.59%
S&P 500® Index	5.20%	14.33%	7.85%	6.80%	16.34%	6.27%	8.27%
S&P Developed Property Index	3.00%	9.21%	6.36%	3.21%	11.28%	2.84%	4.77%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Real Estate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

On July 31, 2014, the Fund changed its primary benchmark from the S&P Developed Property Index to the FTSE EPRA/NAREIT Developed Index because the FTSE EPRA/NAREIT Developed Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

6

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

Geographic Diversification as of October 31, 2015 (as a percentage of net assets)
Japan	26.5%
Hong Kong	16.7%
United Kingdom	15.9%
Australia	11.1%
France	9.6%
Germany	7.6%
Sweden	2.8%
Canada	2.7%
Singapore	1.6%
Netherlands	1.3%
Countries between 0.5%–0.8%ˆ	2.7%
Assets in Excess of Other Liabilities	1.5%
Net Assets	100.0%
ˆ Includes 4 countries, which each represents 0.5%–0.8% of net assets.
Portfolio holdings are subject to change daily.

Voya International Real Estate Fund (“International Real Estate” or the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of –1.91% compared to the FTSE EPRA/NAREIT Developed ex-US Index and S&P 500® Index which returned –0.91% and 5.20%, respectively, for the same period.

Portfolio Specifics: International real estate shares generated a return of –0.91% over the past twelve months as positive performance in Europe was tempered by negative returns in the Americas and the Asia-Pacific region. From a fundamental standpoint, we believe real estate stocks continue to benefit from a favorable environment of limited new supply, improving demand for real estate space — leading to higher occupancies, rents and values — and access to attractively-priced capital. While economic growth is expanding in most developed markets around the globe, the rate of improvement varies dramatically — from a relatively robust U.S. and U.K. to tepid but positively trending recoveries in the Eurozone and Japan. Sentiment towards growth in Europe has benefited from an aggressive quantitative easing program announced by the European Central Bank (“ECB”) in January, which has buoyed the markets. The Asia-Pacific region has lagged, partly as the result of investor uncertainty surrounding China’s devaluing its currency in August, which catalyzed worries about the overall health of the Chinese economy and its implications on the trajectory of global economic growth. Meanwhile, inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil, which bodes well for continued low intermediate and long-term interest rates.

Given what we believe to be the increasingly material disconnect between valuations in the direct markets versus those in the listed markets, merger and acquisition (“M&A”) activity is picking up. We estimate that international property companies are trading at an average 9% discount to net asset value. We believe M&A activity among listed real estate companies is likely to continue as property fundamentals remain robust, access to cheap capital remains available, and the valuation gap in the private markets versus the listed markets remains wide.

The Fund underperformed the FTSE EPRA/NAREIT Developed ex-US Index net of fees and expenses but outperformed the FTSE EPRA/NAREIT Developed ex-US Index, before the deduction of fees and expenses, during the period as the result of good stock selection and asset allocation decisions. The strongest relative performance was delivered by stock selection decisions in the Asia-Pacific region and Europe as well as from asset allocation decisions in the Americas. In the Asia-Pacific region, stock selection in Hong Kong was the primary driver of relative performance, a combination of selective positioning in residential developers coupled with portfolio holds in the commercial property types, primarily office and retail. In Europe, stock selection was positive in the U.K. as well as in Europe ex U.K. In the U.K, a bias toward London office and self-storage benefited returns, while a bias toward high-quality retail as well as German residential helped performance on the Continent. In the Americas, a high-conviction underweight to the underperforming Canadian market helped returns.

Top Ten Holdings as of October 31, 2015 (as a percentage of net assets)
Mitsubishi Estate Co., Ltd.	6.8%
Cheung Kong Property Holdings Ltd.	5.3%
Mitsui Fudosan Co., Ltd.	5.2%
Unibail-Rodamco SE	5.2%
Land Securities Group PLC	3.4%
New World Development Ltd.	3.3%
Scentre Group	3.1%
Sun Hung Kai Properties Ltd.	3.1%
Federation Centres Ltd.	3.1%
British Land Co. PLC	3.0%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In the Asia-Pacific region, we like Tokyo office and Australia retail and remain selective elsewhere. The Tokyo office market continues to show improved occupancies and accelerating rental growth after years of stagnation, thereby giving more pricing power to landlords. Land values in Tokyo are improving and office vacancy has tightened, with vacancy in the five central wards now in the mid 4% range versus the high single digits two to three years ago. While gradual, improvement in Tokyo office rents is steady and visible with 5-10% mark-to-market for expiring rents. Australian investments are benefiting from an attractive combination of yield and growth, plus M&A activity which has recently increased given wide access to attractively priced capital by quality investors with scale, including listed real estate companies. The indirect impact on slowing Chinese growth on the Australian economy, however, warrants some caution over the longer term. We have become more selective in Hong Kong and Singapore as the result of the indirect impact of weaker demand from mainland China, which is weighing on demand across all property types in these markets.

We continue to like the prospects for property companies in the U.K. and Europe. In the U.K., property fundamentals are improving more visibly than in Europe ex U.K., although Europe ex U.K. presents opportunity, particularly as the ECB continues to provide monetary stimulus through much of 2016 via its quantitative easing program. Our investments

7

VOYA INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

are focused on companies with higher growth characteristics, such as London office companies, dominant Continental retail companies and German residential, all of which have reported steadily improving rental growth. The portfolio also includes select value names which offer a high level of cash flow and dividend yield. These tend to be on the Continent, which is characterized by slow growth but with gradually improving fundamentals. The investment market remains extremely active with elevated demand for prime properties in London and Paris and associated downward pressure on capitalization rates with investors competing with one another for these deals. Capitalization rates on transactions are regularly in the 4% range. We also believe that there may be more M&A activity involving Eurozone property companies.

In our opinion, the combination of moderate yet steady economic growth and historically low long-term interest rates bodes well for real estate and real estate securities. Despite a global economic recovery that seems perennially challenged, we believe the underlying business of real estate is very good. Earnings have generally been solid, with improving occupancies, higher trending rents, active transaction markets and deep capital markets. Economic growth, while slow, is expanding in most developed markets. Sentiment towards growth in Europe was improved earlier this year via an aggressive quantitative easing program announced by the ECB in January which has been reinforced throughout the year. While the rumblings out of China, weak commodity markets, and continued geo-political risk in the Eurozone and Middle East are reason for caution, we believe any meaningful volatility creates an opportunity to buy high quality real estate companies with visible earnings at discounted prices. Low levels of new construction globally also suggest that owners of existing properties should continue to enjoy improved pricing power. With expected earnings growth in the 5–6% range for this year and next, and dividends growing at about the same pace as earnings, we believe that real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2015
	1 Year	5 Year	Since Inception of Classes A, B, C and I February 28, 2006	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	(7.54)%	3.94%	2.60%	—
Class B(2)	(7.37)%	4.03%	2.46%	—
Class C(3)	(3.68)%	4.39%	2.45%	—
Class I	(1.59)%	5.49%	3.55%	—
Class W	(1.65)%	5.44%	—	1.68%
Excluding Sales Charge:
Class A	(1.91)%	5.18%	3.23%	—
Class B	(2.71)%	4.37%	2.46%	—
Class C	(2.74)%	4.39%	2.45%	—
Class I	(1.59)%	5.49%	3.55%	—
Class W	(1.65)%	5.44%	—	1.68%
FTSE EPRA/NAREIT Developed ex-US Index	(0.91)%	5.24%	3.14%	1.42%
S&P 500® Index	5.20%	14.33%	7.39%	8.27%
S&P Developed ex-US Property Index	1.01%	6.95%	3.94%	2.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Real Estate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

On July 31, 2014, the Fund changed its primary benchmark from the S&P Developed ex-US Property Index to the FTSE EPRA/NAREIT Developed ex-US Index because the FTSE EPRA/NAREIT Developed ex-US Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2015*	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2015*
Voya Global Real Estate Fund
Class A	$1,000.00	$979.40	1.26%	$6.29	$1,000.00	$1,018.85	1.26%	$6.41
Class B	1,000.00	975.80	2.01	10.01	1,000.00	1,015.07	2.01	10.21
Class C	1,000.00	975.90	2.01	10.01	1,000.00	1,015.07	2.01	10.21
Class I	1,000.00	981.00	0.99	4.94	1,000.00	1,020.21	0.99	5.04
Class O	1,000.00	979.50	1.26	6.29	1,000.00	1,018.85	1.26	6.41
Class R	1,000.00	978.30	1.51	7.53	1,000.00	1,017.59	1.51	7.68
Class R6	1,000.00	981.50	0.87	4.35	1,000.00	1,020.82	0.87	4.43
Class W	1,000.00	980.80	1.01	5.04	1,000.00	1,020.11	1.01	5.14
Voya International Real Estate Fund
Class A	$1,000.00	$931.80	1.40%	$6.82	$1,000.00	$1,018.15	1.40%	$7.12
Class B	1,000.00	927.40	2.15	10.44	1,000.00	1,014.37	2.15	10.92
Class C	1,000.00	927.20	2.15	10.44	1,000.00	1,014.37	2.15	10.92
Class I	1,000.00	933.40	1.09	5.31	1,000.00	1,019.71	1.09	5.55
Class W	1,000.00	932.30	1.15	5.60	1,000.00	1,019.41	1.15	5.85

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Real Estate Fund and Voya International Real Estate Fund, each a series of Voya Mutual Funds, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2015

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2015

	Voya Global Real Estate Fund	Voya International Real Estate Fund
ASSETS:
Investments in securities at fair value*	$4,169,574,991	$635,330,547
Short-term investments at fair value**	9,163,020	—
Total investments at fair value	$4,178,738,011	$635,330,547
Cash	25,680	4,257,195
Foreign currencies at value***	2,070	69
Receivables:
Investment securities sold	—	20,002,637
Fund shares sold	4,971,764	871,974
Dividends	5,239,117	1,427,452
Interest	—	76
Foreign currency settlement (Note 13)	—	298,700
Foreign tax reclaims	142,861	106,516
Prepaid expenses	71,197	12,206
Other assets	62,705	11,401
Total assets	4,189,253,405	662,318,773

LIABILITIES:
Payable for investment securities purchased	2,477,443	16,428,283
Payable for fund shares redeemed	6,521,559	166,152
Unrealized depreciation on forward foreign currency contracts	—	1,423
Payable for investment management fees	2,888,003	553,399
Payable for distribution and shareholder service fees	350,757	46,463
Payable to trustees under the deferred compensation plan (Note 6)	62,705	11,401
Payable for trustee fees	24,389	3,291
Other accrued expenses and liabilities	973,599	296,423
Total liabilities	13,298,455	17,506,835
NET ASSETS	$4,175,954,950	$644,811,938

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,458,475,695	$879,323,843
Distributions in excess of net investment income	(46,490,488)	(12,736)
Accumulated net realized loss	(379,382,210)	(314,690,604)
Net unrealized appreciation	1,143,351,953	80,191,435
NET ASSETS	$4,175,954,950	$644,811,938
_____________________
* Cost of investments in securities	$3,026,216,898	$555,125,405
** Cost of short-term investments	$9,163,020	$—
*** Cost of foreign currencies	$2,070	$110

See Accompanying Notes to Financial Statements

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2015 (CONTINUED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
Class A
Net assets	$877,430,904	$166,211,423
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	43,847,340	18,715,113
Net asset value and redemption price per share†	$20.01	$8.88
Maximum offering price per share (5.75%) (1)	$21.23	$9.42

Class B
Net assets	$3,165,357	$195,991
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	196,016	22,087
Net asset value and redemption price per share†	$16.15	$8.87

Class C
Net assets	$184,434,883	$13,225,284
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	10,691,562	1,495,323
Net asset value and redemption price per share†	$17.25	$8.84

Class I
Net assets	$2,665,640,654	$432,422,887
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	133,243,866	48,651,998
Net asset value and redemption price per share	$20.01	$8.89

Class O
Net assets	$12,975,725	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	648,475	n/a
Net asset value and redemption price per share	$20.01	n/a

Class R
Net assets	$2,230,518	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	111,767	n/a
Net asset value and redemption price per share	$19.96	n/a

Class R6
Net assets	$105,256,954	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	5,260,262	n/a
Net asset value and redemption price per share	$20.01	n/a

Class W
Net assets	$324,819,955	$32,756,353
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	16,202,614	3,671,714
Net asset value and redemption price per share	$20.05	$8.92

_____________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2015

	Voya Global Real Estate Fund	Voya International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$115,812,596	$18,122,504
Interest	400	964
Securities lending income, net	497	—
Total investment income	115,813,493	18,123,468

EXPENSES:
Investment management fees(1)	36,848,204	6,346,260
Distribution and shareholder service fees:
Class A	2,711,639	438,047
Class B	55,519	5,648
Class C	2,033,787	144,158
Class O	34,100	—
Class R	9,493	—
Transfer agent fees:
Class A	1,668,700	115,602
Class B	8,541	353
Class C	312,891	9,510
Class I	3,840,581	30,720
Class O	20,984	—
Class R	2,921	—
Class R6	12,342	—
Class W	588,183	23,610
Administrative service fees(1)	2,610,962	326,178
Shareholder reporting expense	471,500	31,540
Registration fees	190,382	66,287
Professional fees	343,529	36,998
Custody and accounting expense	1,129,010	292,825
Trustee fees	146,331	19,741
Miscellaneous expense	213,377	29,587
Interest expense	2,655	235
Total expenses	53,255,631	7,917,299
Net expenses	53,255,631	7,917,299
Net investment income	62,557,862	10,206,169

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	227,171,870	16,886,469
Foreign currency related transactions	(233,102)	355,191
Net realized gain	226,938,768	17,241,660
Net change in unrealized appreciation (depreciation) on:
Investments	(275,321,612)	(39,177,889)
Foreign currency related transactions	282,415	58,410
Net change in unrealized appreciation (depreciation)	(275,039,197)	(39,119,479)
Net realized and unrealized loss	(48,100,429)	(21,877,819)
Increase (decrease) in net assets resulting from operations	$14,457,433	$(11,671,650)

_____________________
* Foreign taxes withheld	$6,372,112	$1,738,943
_____________________
(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Real Estate Fund		Voya International Real Estate Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$62,557,862	$77,682,719	$10,206,169	$10,717,762
Net realized gain	226,938,768	330,904,279	17,241,660	49,843,282
Net change in unrealized appreciation (depreciation)	(275,039,197)	112,273,688	(39,119,479)	(35,826,521)
Increase (decrease) in net assets resulting from operations	14,457,433	520,860,686	(11,671,650)	24,734,523

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(23,148,523)	(30,781,704)	(8,470,317)	(10,591,738)
Class B	(112,066)	(178,042)	(34,394)	(69,787)
Class C	(3,559,894)	(3,768,413)	(590,644)	(782,264)
Class I	(74,698,599)	(69,505,029)	(21,653,308)	(19,863,736)
Class O	(289,320)	(294,757)	—	—
Class R	(34,619)	(25,327)	—	—
Class R6	(2,605,545)	(499,982)	—	—
Class W	(9,106,610)	(9,593,385)	(1,674,506)	(1,700,418)
Return of Capital
Class A	—	—	(353,610)	—
Class B	—	—	(1,025)	—
Class C	—	—	(29,460)	—
Class I	—	—	(895,649)	—
Class W	—	—	(75,298)	—
Total distributions	(113,555,176)	(114,646,639)	(33,778,211)	(33,007,943)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	957,171,226	1,722,692,389	170,415,151	142,876,288
Reinvestment of distributions	102,724,473	103,290,824	14,675,195	16,065,623
	1,059,895,699	1,825,983,213	185,090,346	158,941,911
Cost of shares redeemed	(2,013,843,086)	(1,991,180,224)	(129,372,800)	(88,412,107)
Net increase (decrease) in net assets resulting from capital share transactions	(953,947,387)	(165,197,011)	55,717,546	70,529,804
Net increase (decrease) in net assets	(1,053,045,130)	241,017,036	10,267,685	62,256,384

NET ASSETS:
Beginning of year or period	5,229,000,080	4,987,983,044	634,544,253	572,287,869
End of year or period	$4,175,954,950	$5,229,000,080	$644,811,938	$634,544,253
Undistributed (distributions in excess of) net investment income at end of year or period	$(46,490,488)	$(57,893,875)	$(12,736)	$19,029,657

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Real Estate Fund
Class A
10-31-15	20.42	0.23	•	(0.21)	0.02	0.43	—	—	0.43	—	20.01	0.11	1.26	1.26		1.26		1.13		877,431	42
10-31-14	18.85	0.28	•	1.70	1.98	0.41	—	—	0.41	—	20.42	10.64	1.26	1.26		1.26		1.45		1,199,991	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.53	1.24	1.24		1.24		1.27		1,520,287	38
10-31-12	15.74	0.26		1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.04	1.30	1.30		1.30		1.61		1,382,691	36
10-31-11	16.25	0.23		(0.15)	0.08	0.45	—	0.14	0.59	—	15.74	0.52	1.31	1.31	†	1.31	†	1.34	†	1,212,619	37
Class B
10-31-15	16.56	0.09	•	(0.20)	(0.11)	0.30	—	—	0.30	—	16.15	(0.66)	2.01	2.01		2.01		0.52		3,165	42
10-31-14	15.37	0.11	•	1.38	1.49	0.30	—	—	0.30	—	16.56	9.82	2.01	2.01		2.01		0.68		8,228	40
10-31-13	14.45	0.08	•	1.44	1.52	0.60	—	—	0.60	—	15.37	10.74	1.99	1.99		1.99		0.53		10,867	38
10-31-12	13.02	0.12	•	1.57	1.69	0.20	—	0.06	0.26	—	14.45	13.11	2.05	2.05		2.05		0.87		12,849	36
10-31-11	13.54	0.08	•	(0.11)	(0.03)	0.35	—	0.14	0.49	—	13.02	(0.19)	2.06	2.06	†	2.06	†	0.57	†	14,716	37
Class C
10-31-15	17.67	0.06	•	(0.17)	(0.11)	0.31	—	—	0.31	—	17.25	(0.65)	2.01	2.01		2.01		0.34		184,435	42
10-31-14	16.37	0.11	•	1.48	1.59	0.29	—	—	0.29	—	17.67	9.84	2.01	2.01		2.01		0.66		215,023	40
10-31-13	15.35	0.08	•	1.54	1.62	0.60	—	—	0.60	—	16.37	10.72	1.99	1.99		1.99		0.52		228,913	38
10-31-12	13.81	0.12	•	1.68	1.80	0.20	—	0.06	0.26	—	15.35	13.11	2.05	2.05		2.05		0.86		209,857	36
10-31-11	14.33	0.10		(0.13)	(0.03)	0.35	—	0.14	0.49	—	13.81	(0.19)	2.06	2.06	†	2.06	†	0.58	†	207,588	37
Class I
10-31-15	20.42	0.28	•	(0.20)	0.08	0.49	—	—	0.49	—	20.01	0.41	0.99	0.99		0.99		1.39		2,665,641	42
10-31-14	18.85	0.34		1.69	2.03	0.46	—	—	0.46	—	20.42	10.97	0.98	0.98		0.98		1.67		3,294,318	40
10-31-13	17.57	0.28	•	1.76	2.04	0.76	—	—	0.76	—	18.85	11.83	0.97	0.97		0.97		1.54		2,824,712	38
10-31-12	15.75	0.28		1.95	2.23	0.35	—	0.06	0.41	—	17.57	14.30	1.00	1.00		1.00		1.88		2,495,254	36
10-31-11	16.25	0.27	•	(0.12)	0.15	0.51	—	0.14	0.65	—	15.75	0.92	0.99	0.99	†	0.99	†	1.65	†	1,709,220	37
Class O
10-31-15	20.42	0.22	•	(0.20)	0.02	0.43	—	—	0.43	—	20.01	0.12	1.26	1.26		1.26		1.08		12,976	42
10-31-14	18.85	0.26		1.72	1.98	0.41	—	—	0.41	—	20.42	10.65	1.26	1.26		1.26		1.40		14,360	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.52	1.24	1.24		1.24		1.27		14,157	38
10-31-12	15.74	0.26	•	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.03	1.30	1.30		1.30		1.61		13,974	36
10-31-11	16.25	0.20		(0.12)	0.08	0.45	—	0.14	0.59	—	15.74	0.51	1.31	1.31	†	1.31	†	1.33	†	13,521	37
Class R
10-31-15	20.37	0.15	•	(0.18)	(0.03)	0.38	—	—	0.38	—	19.96	(0.12)	1.51	1.51		1.51		0.72		2,231	42
10-31-14	18.82	0.23	•	1.69	1.92	0.37	—	—	0.37	—	20.37	10.35	1.51	1.51		1.51		1.17		1,631	40
10-31-13	17.52	0.20	•	1.74	1.94	0.64	—	—	0.64	—	18.82	11.28	1.49	1.49		1.49		1.06		733	38
10-31-12	15.73	0.16	•	1.98	2.14	0.29	—	0.06	0.35	—	17.52	13.71	1.55	1.55		1.55		0.97		1,134	36
08-05-11(4)–10-31-11	15.54	(0.02	)•	0.31	0.29	0.05	—	0.05	0.10	—	15.73	1.98	1.56	1.56	†	1.56	†	(0.56	)†	3	37
Class R6
10-31-15	20.42	0.29	•	(0.19)	0.10	0.51	—	—	0.51	—	20.01	0.53	0.87	0.87		0.87		1.45		105,257	42
07-15-14(4)–10-31-14	20.36	(0.03	)•	0.20	0.17	0.11	—	—	0.11	—	20.42	0.87	0.87	0.87		0.87		(0.56)		103,446	40
Class W
10-31-15	20.46	0.27	•	(0.20)	0.07	0.48	—	—	0.48	—	20.05	0.38	1.01	1.01		1.01		1.35		324,820	42
10-31-14	18.89	0.33	•	1.70	2.03	0.46	—	—	0.46	—	20.46	10.91	1.01	1.01		1.01		1.70		392,003	40
10-31-13	17.60	0.27		1.77	2.04	0.75	—	—	0.75	—	18.89	11.84	0.99	0.99		0.99		1.51		388,314	38
10-31-12	15.77	0.29		1.94	2.23	0.34	—	0.06	0.40	—	17.60	14.29	1.05	1.05		1.05		1.82		371,321	36
10-31-11	16.28	0.26	•	(0.14)	0.12	0.49	—	0.14	0.63	—	15.77	0.78	1.06	1.06	†	1.06	†	1.59	†	283,208	37

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Real Estate Fund
Class A
10-31-15	9.52	0.13		(0.31)	(0.18)	0.44	—	0.02	0.46	—	8.88	(1.91	)(a)	1.40	1.40	1.40	1.39	166,211	84
10-31-14	9.66	0.16		0.23	0.39	0.53	—	—	0.53	—	9.52	4.30		1.42	1.42	1.42	1.74	185,840	67
10-31-13	8.99	0.13		1.15	1.28	0.61	—	—	0.61	—	9.66	14.70		1.46	1.45	1.45	1.44	192,225	50
10-31-12	7.81	0.19		1.18	1.37	0.19	—	—	0.19	—	8.99	17.90		1.47	1.50	1.50	2.23	179,398	44
10-31-11	8.85	0.15		(0.73)	(0.58)	0.46	—	—	0.46	—	7.81	(6.96)		1.47	1.47	1.47	1.84	189,499	66
Class B
10-31-15	9.50	0.11	•	(0.36)	(0.25)	0.36	—	0.02	0.38	—	8.87	(2.71	)(a)	2.15	2.15	2.15	1.14	196	84
10-31-14	9.64	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.50	3.49		2.17	2.17	2.17	1.01	1,138	67
10-31-13	8.96	0.06	•	1.15	1.21	0.53	—	—	0.53	—	9.64	13.96		2.21	2.20	2.20	0.69	1,554	50
10-31-12	7.78	0.13		1.18	1.31	0.13	—	—	0.13	—	8.96	17.07		2.22	2.25	2.25	1.46	1,682	44
10-31-11	8.82	0.09	•	(0.74)	(0.65)	0.39	—	—	0.39	—	7.78	(7.79)		2.22	2.22	2.22	1.06	2,088	66
Class C
10-31-15	9.49	0.07		(0.33)	(0.26)	0.37	—	0.02	0.39	—	8.84	(2.74	)(a)	2.15	2.15	2.15	0.64	13,225	84
10-31-14	9.63	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.49	3.52		2.17	2.17	2.17	0.98	15,391	67
10-31-13	8.96	0.07		1.14	1.21	0.54	—	—	0.54	—	9.63	13.88		2.21	2.20	2.20	0.69	17,163	50
10-31-12	7.78	0.12		1.19	1.31	0.13	—	—	0.13	—	8.96	17.07		2.22	2.25	2.25	1.46	16,340	44
10-31-11	8.81	0.11		(0.75)	(0.64)	0.39	—	—	0.39	—	7.78	(7.64)		2.22	2.22	2.22	1.12	18,966	66
Class I
10-31-15	9.53	0.15	•	(0.30)	(0.15)	0.47	—	0.02	0.49	—	8.89	(1.59	)(a)	1.09	1.09	1.09	1.65	432,423	84
10-31-14	9.67	0.18		0.24	0.42	0.56	—	—	0.56	—	9.53	4.62		1.12	1.12	1.12	1.98	399,924	67
10-31-13	9.00	0.16		1.15	1.31	0.64	—	—	0.64	—	9.67	15.04		1.15	1.14	1.14	1.76	331,721	50
10-31-12	7.82	0.20		1.20	1.40	0.22	—	—	0.22	—	9.00	18.30		1.17	1.17	1.17	2.56	288,945	44
10-31-11	8.87	0.19		(0.75)	(0.56)	0.49	—	—	0.49	—	7.82	(6.75)		1.14	1.14	1.14	2.08	253,837	66
Class W
10-31-15	9.56	0.13		(0.29)	(0.16)	0.46	—	0.02	0.48	—	8.92	(1.65	)(a)	1.15	1.15	1.15	1.55	32,756	84
10-31-14	9.70	0.18		0.23	0.41	0.55	—	—	0.55	—	9.56	4.55		1.17	1.17	1.17	1.93	32,251	67
10-31-13	9.02	0.15		1.16	1.31	0.63	—	—	0.63	—	9.70	15.06		1.21	1.20	1.20	1.70	29,625	50
10-31-12	7.84	0.16		1.23	1.39	0.21	—	—	0.21	—	9.02	18.15		1.22	1.22	1.22	2.20	23,057	44
10-31-11	8.89	0.19	•	(0.75)	(0.56)	0.49	—	—	0.49	—	7.84	(6.76)		1.22	1.22	1.22	2.21	10,270	66

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, International Real Estate total return would have been (2.03)%, (2.82)%, (2.86)%, (1.71)% and (1.77)% for Classes A, B, C, I and W, respectively.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2015

NOTE 1 — ORGANIZATION

Voya Mutual Funds (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are fourteen separate active investment series, two of which are included in this report, (each, a “Fund” and collectively, the “Funds”): Voya Global Real Estate Fund (“Global Real Estate”) and Voya International Real Estate Fund (“International Real Estate”). Each Fund is a diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.   Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures

18

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

19

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the year ended October 31, 2015, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

20

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an anticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party

21

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

At October 31, 2015, the Funds had not entered into any Master Agreements.

E.  Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2015, International Real Estate entered into one forward foreign currency contract to buy with a contract amount of $5,408,383. International Real Estate used the forward foreign currency contract primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. There were no open forward foreign currency contracts at October 31, 2015.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market

22

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$2,008,512,380	$2,906,951,179
International Real Estate	578,633,996	536,314,326

NOTE 4 — INVESTMENT MANAGEMENT FEES

Prior to May 1, 2015, each Fund had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% in excess of $500 million
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% in excess of $500 million

Also, prior to May 1, 2015, the Funds had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Fund’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.

Effective May 1, 2015, the terms of the Funds’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Funds’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Funds and there is no change to the investment management or administrative services provided.

The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee,

computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through October 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; and 0.80% in excess of $500 million
International Real Estate	1.10% on the first $250 million; 1.00% on the next $250 million; and 0.90% in excess of $500 million

CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6, and Class W, has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the

23

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2015, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$38,404	$—
International Real Estate	3,631	—
Contingent Deferred Sales Charges:
Global Real Estate	$3,790	$689
International Real Estate	—	126

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2015, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Funds.

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate(1)	1.40%	2.15%	2.15%	1.15%	1.40%	1.65%	1.10%	1.15%
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	1.25%

(1)	Prior to January 1, 2015, the operating expense limits for Global Real Estate were 1.50%, 2.25%, 2.25%, 1.25%, 1.50%, 1.75%, 1.20% and 1.25% for Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W, respectively.

Pursuant to a side letter agreement, through at least March 1, 2016, the Investment Adviser and CBRE Clarion Securities LLC have further lowered the expense limits for International Real Estate. If the Investment Adviser and CBRE Clarion Securities LLC elect not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. Termination or modification of this obligation requires approval by the Board.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
International Real Estate(1)	1.45%	2.20%	2.20%	1.20%	N/A	N/A	N/A	1.20%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

24

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

As of October 31, 2015, the Funds did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreements are contractual through March 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2015:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate	8	$10,720,125	1.13
International Real Estate	5	1,503,400	1.14

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Real Estate
Class A
10/31/2015	11,847,897	—	1,102,062	(27,869,435)	(14,919,476)	242,097,059	—	22,157,017	(562,987,667)	(298,733,591)
10/31/2014	20,776,023	—	1,534,730	(44,185,157)	(21,874,404)	395,127,620	—	29,536,518	(862,099,103)	(437,434,965)
Class B
10/31/2015	823	—	6,037	(307,743)	(300,883)	13,568	—	98,674	(5,118,376)	(5,006,134)
10/31/2014	4,094	—	9,787	(224,005)	(210,124)	62,164	—	153,174	(3,488,260)	(3,272,922)
Class C
10/31/2015	801,012	—	156,966	(2,436,554)	(1,478,576)	14,223,359	—	2,724,678	(42,713,731)	(25,765,694)
10/31/2014	1,347,199	—	168,262	(3,325,504)	(1,810,043)	22,365,414	—	2,812,436	(55,136,030)	(29,958,180)
Class I
10/31/2015	29,024,321	—	3,337,977	(60,459,954)	(28,097,656)	593,515,396	—	67,000,377	(1,231,049,693)	(570,533,920)
10/31/2014	55,916,330	—	3,208,417	(47,598,294)	11,526,453	1,088,546,106	—	61,617,850	(915,716,015)	234,447,941
Class O
10/31/2015	48,051	—	387	(103,198)	(54,760)	978,258	—	7,756	(2,105,513)	(1,119,499)
10/31/2014	57,799	—	389	(105,787)	(47,599)	1,105,783	—	7,477	(2,027,884)	(914,624)
Class R
10/31/2015	54,845	—	1,572	(24,741)	31,676	1,117,748	—	31,391	(498,542)	650,597
10/31/2014	63,941	—	1,178	(24,006)	41,113	1,210,992	—	22,744	(475,238)	758,498
Class R6
10/31/2015	781,783	—	130,039	(716,952)	194,870	15,802,483	—	2,605,545	(14,494,828)	3,913,200
7/15/2014(1)–10/31/2014	5,055,484	—	26,287	(16,379)	5,065,392	101,237,010	—	499,982	(326,678)	101,410,314
Class W
10/31/2015	4,387,268	—	402,871	(7,747,444)	(2,957,305)	89,423,355	—	8,099,035	(154,874,735)	(57,352,345)
10/31/2014	5,898,239	—	448,174	(7,741,474)	(1,395,061)	113,037,300	—	8,640,643	(151,911,016)	(30,233,073)
International Real Estate
Class A
10/31/2015	574,371	—	968,616	(2,345,425)	(802,438)	5,324,634	—	8,749,711	(21,364,193)	(7,289,848)
10/31/2014	988,782	—	1,139,502	(2,499,469)	(371,185)	9,250,309	—	10,482,892	(23,209,156)	(3,475,955)
Class B
10/31/2015	2,878	—	2,814	(103,417)	(97,725)	26,365	—	25,269	(959,612)	(907,978)
10/31/2014	1,373	—	5,573	(48,372)	(41,426)	12,593	—	51,078	(448,310)	(384,639)

25

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
International Real Estate (continued)
Class C
10/31/2015	152,765	—	51,012	(330,912)	(127,135)	1,408,838	—	459,758	(3,031,902)	(1,163,306)
10/31/2014	187,463	—	62,162	(409,513)	(159,888)	1,747,333	—	569,521	(3,787,621)	(1,470,767)
Class I
10/31/2015	16,602,040	—	574,732	(10,492,154)	6,684,618	152,006,372	—	5,195,179	(94,764,634)	62,436,917
10/31/2014	12,962,263	—	508,474	(5,793,519)	7,677,218	121,811,957	—	4,678,155	(53,755,802)	72,734,310
Class W
10/31/2015	1,272,009	—	27,073	(1,000,140)	298,942	11,648,942	—	245,278	(9,252,458)	2,641,762
10/31/2014	1,064,016	—	30,735	(774,764)	319,987	10,054,096	—	283,977	(7,211,218)	3,126,855

(1)	Commencement of operations.

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2015, the Funds had no securities on loan.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent.Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified.Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2015:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Global Real Estate(1)(2)	$(5,926,482)	$62,400,701	$(56,474,219)
International Real Estate	(2,556,095)	3,174,607	(618,512)

(1)	Amounts are as of the Fund’s tax year ended December 31, 2014.

(2)	$54,557,662 relates to the tax treatment of PFICs.

26

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

For Global Real Estate, the tax composition of dividends and distributions in the current tax period ending October 31, 2015 has been estimated below and may change after the Fund’s tax year-end of December 31, 2015.The tax composition of dividends and distributions to shareholders was as follows:

Ten Months Ended October 31, 2015	Tax Year Ended December 31, 2014
Ordinary Income	Ordinary Income
$ 65,815,460	$132,305,969

For International Real Estate, the tax composition of dividends and distributions to shareholders was as follows:

Year Ended October 31, 2015		Year Ended October 31, 2014
Ordinary Income	Return of Capital	Ordinary Income
$32,423,169	$1,355,042	$33,007,943

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2015 are detailed below.The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses.Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

			Capital Loss Carryforwards
	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Global Real Estate(1)	$(5,071,663)	$1,126,810,856	$(284,716,485)	Short-term	2017
			(79,668,453)	Short-term	2018
			$(364,384,938)
International Real Estate	—	55,096,294	(67,952,089)	Short-term	2016
			(159,911,905)	Short-term	2017
			(43,046,092)	Short-term	2018
			(8,974,059)	Short-term	2019
			(2,969,464)	Short-term	None
			(6,743,883)	Long-term	None
			$(289,597,492)

(1)	As of the Fund’s tax year ended December 31, 2014.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of October 31, 2015, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years.The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — LITIGATION

Section A- Cox I

On September 6, 2013, Voya Investments received service of the complaint in the derivative action of Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v ING Investments, LLC (“Cox I”) brought on behalf of Global Real Estate. The Cox I complaint, which was filed in the United States District Court for the District of Delaware (“Delaware Court”), alleges that Voya Investments breached its fiduciary duty under Section 36(b) of the Investment Company Act of 1940 by charging Global Real Estate excessive investment management fees (“Advisory Fees”) pursuant to a Management Agreement between Voya Investments and the Trust.

Chief among Plaintiff’s allegations is that Voya Investments retains the majority of the Advisory Fees, but hires a sub-adviser, CBRE Clarion Securities LLC, to perform essentially all of the investment management services for only a “fraction” of the total Advisory Fees. Cox I is one of many pending cases challenging the fees retained by mutual fund advisers that use a “manager of managers” structure.

27

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

NOTE 12 — LITIGATION (continued)

The Cox I complaint seeks, among other things: (1) an order awarding damages on behalf of Global Real Estate against Voya Investments, including repayment of all unlawful and or excessive Advisory Fees paid to it by Global Real Estate from one year prior to the commencement of the action through the date of trial; and (2) rescission of the Management Agreement between Voya Investments and Global Real Estate.

Section B- Cox II

On March 13, 2015, Plaintiff served a complaint in a second case, captioned Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v Voya Investments, LLC f/k/a ING Investments, LLC and Voya Funds Services, LLC f/k/a ING Funds Services, LLC (“Cox II”). In the Cox II complaint, the Plaintiff reasserts his Section 36(b) claims with respect to the Advisory Fees as noted in Cox I, but adds a claim that the fees paid by Global Real Estate to VFS for administrative services (“Administrative Fees”) are excessive under Section 36(b). The Cox II complaint thus adds a claim, excessive Administrative Fees, and a defendant, VFS. Defendants’ Answer to the Complaint was filed on May 15, 2015.

In addition to the relief sought against Voya Investments in connection with the Management Agreement, the Cox II complaint seeks, among other things: (1) an order awarding damages on behalf of Global Real Estate against VFS, including repayment of all unlawful and/or excessive Administrative Fees paid to it by Global Real Estate from one year prior to the commencement of Cox II through the date of trial in the case; and (2) rescission of the Administrative Agreement between VFS and Global Real Estate.

Section C- Consolidation of Cox I and Cox II

On July 28, 2015, the Court issued an order approving the consolidation of Cox I and Cox II. The effect of the consolidation is that all submissions in both cases will be in one file before the Court, and the two cases will now proceed on the same schedule.

NOTE 13 — FOREIGN CURRENCY SETTLEMENT

Settlement: In March 2015, The Bank of New York Mellon (“BNYM”), the Fund custodian, announced it had agreed to settle various lawsuits (the “Settlement”) involving its standing instruction foreign exchange services. International Real Estate Fund was a named member of the Settlement Class. On September 24, 2015 the United States District Court, Southern District of New York approved (the “Approval”) the Plan of Allocation related to the Settlement. After the announcement of the Approval, International Real Estate Fund recorded a receivable in the amount of $298,700 representing the Fund’s estimated share of the net recovery associated with the Settlement.

The Settlement amount is included in Net Realized Gain/(Loss) on Foreign Currency Related Transactions in the accompanying Statements of Operations.

NOTE 14 — SUBSEQUENT EVENTS

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

28

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.9%
		Australia: 6.5%
30,098,696		Federation Centres Ltd.	$62,176,699	1.5
6,766,941		Goodman Group	29,032,644	0.7
16,233,317		GPT Group	54,979,354	1.3
12,082,680		Investa Office Fund	34,581,557	0.8
32,294,940		Mirvac Group	41,280,862	1.0
17,118,939		Scentre Group	50,212,022	1.2
			272,263,138	6.5

		France: 7.6%
330,225		Gecina S.A.	42,118,409	1.0
483,354		Icade	35,718,695	0.9
2,334,916		Klepierre	110,581,111	2.6
459,334		Unibail-Rodamco SE	127,846,858	3.1
			316,265,073	7.6

		Germany: 2.9%
1,131,379	@	LEG Immobilien AG	90,199,440	2.1
1,098,881		Other Securities	32,344,655	0.8
			122,544,095	2.9

		Hong Kong: 6.7%
4,442,500		Cheung Kong Property Holdings Ltd.	31,084,805	0.7
8,672,294		Hongkong Land Holdings Ltd. — HKL	65,026,543	1.6
8,362,000		Link REIT	49,960,311	1.2
39,222,300		New World Development Ltd.	41,834,768	1.0
6,737,000		Sun Hung Kai Properties Ltd.	89,991,528	2.2
			277,897,955	6.7

		Japan: 11.7%
30,773		Japan Retail Fund Investment Corp.	59,600,285	1.4
6,884,223		Mitsubishi Estate Co., Ltd.	147,642,410	3.6
5,408,688		Mitsui Fudosan Co., Ltd.	147,190,159	3.5
21,695		Nippon Prologis REIT, Inc.	38,152,399	0.9
1,042,029		Other Securities	94,475,459	2.3
			487,060,712	11.7

		Netherlands: 1.1%
4,645,907		Other Securities	45,474,186	1.1

		Singapore: 0.5%
3,639,000		Other Securities	20,594,244	0.5

		Spain: 0.2%
603,787		Other Securities	9,079,036	0.2

		Sweden: 0.5%
1,409,181		Other Securities	19,911,064	0.5

		United Kingdom: 8.0%
5,532,931		British Land Co. PLC	74,111,576	1.8
864,173		Derwent London PLC	51,610,727	1.3
3,131,651		Great Portland Estates PLC	42,888,720	1.0

COMMON STOCK: (continued)
		United Kingdom: (continued)
4,665,731		Hammerson PLC	$45,713,260	1.1
4,512,299		Land Securities Group PLC	92,960,615	2.2
4,282,715		Other Securities	26,497,351	0.6
			333,782,249	8.0

		United States: 54.2%
562,000		Alexandria Real Estate Equities, Inc.	50,433,880	1.2
593,408		AvalonBay Communities, Inc.	103,745,521	2.5
658,330		Boston Properties, Inc.	82,850,831	2.0
1,040,250		DCT Industrial Trust, Inc.	38,614,080	0.9
3,304,100		DDR Corp.	55,508,880	1.3
707,992		Digital Realty Trust, Inc.	52,363,088	1.3
1,171,400		Douglas Emmett, Inc.	35,786,270	0.9
2,126,400		Equity Residential	164,413,248	3.9
307,992		Essex Property Trust, Inc.	67,893,756	1.6
4,324,011		General Growth Properties, Inc.	125,180,118	3.0
1,219,000		Healthcare Realty Trust, Inc.	32,132,840	0.8
4,973,735		Host Hotels & Resorts, Inc.	86,194,828	2.1
1,001,800		Kilroy Realty Corp.	65,958,512	1.6
3,423,230		Kimco Realty Corp.	91,639,867	2.2
2,202,200		Paramount Group, Inc.	39,133,094	0.9
2,756,482		ProLogis, Inc.	117,784,476	2.8
568,624		Public Storage, Inc.	130,476,463	3.1
1,364,020		Simon Property Group, Inc.	274,795,469	6.6
899,330		SL Green Realty Corp.	106,678,525	2.6
4,260,100		Spirit Realty Capital, Inc.	43,367,818	1.0
2,307,013		Sunstone Hotel Investors, Inc.	33,359,408	0.8
2,100,355		UDR, Inc.	72,378,233	1.7
4,922,100		VEREIT, Inc.	40,656,546	1.0
763,702		Vornado Realty Trust	76,790,236	1.8
1,951,600		Welltower, Inc.	126,600,292	3.0
3,202,459		Other Securities	149,966,960	3.6
			2,264,703,239	54.2

		Total Common Stock (Cost $3,026,216,898)	4,169,574,991	99.9

SHORT-TERM INVESTMENTS: 0.2%
		Mutual Funds: 0.2%
9,163,020		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%†† (Cost $9,163,020)	9,163,020	0 .2

		Total Short-Term Investments (Cost $9,163,020)	9,163,020	0 .2

		Total Investments in Securities (Cost $3,035,379,918)	$4,178,738,011	100 .1
		Liabilities in Excess of Other Assets	(2,783,061)	(0 .1)
		Net Assets	$4,175,954,950	100 ..0

See Accompanying Notes to Financial Statements

29

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of October 31, 2015.

@	Non-income producing security.

Cost for federal income tax purposes is $3,220,140,032.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,139,448,178
Gross Unrealized Depreciation	(180,850,199)
Net Unrealized Appreciation	$958,597,979

REIT Diversification	Percentage of Net Assets
Retail REITs	26.5%
Office REITs	14.1
Diversified REITs	13.0
Diversified Real Estate Activities	12.0
Residential REITs	10.8
Specialized REITs	8.2
Real Estate Operating Companies	5.4
Industrial REITs	4.8
Hotels, Resorts & Cruise Lines	2.9
Real Estate Services	1.5
Real Estate Development	0.7
Assets in Excess of Other Liabilities*	0.1
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$272,263,138	$—	$272,263,138
France	—	316,265,073	—	316,265,073
Germany	—	122,544,095	—	122,544,095
Hong Kong	—	277,897,955	—	277,897,955
Japan	—	487,060,712	—	487,060,712
Netherlands	—	45,474,186	—	45,474,186
Singapore	—	20,594,244	—	20,594,244
Spain	—	9,079,036	—	9,079,036
Sweden	—	19,911,064	—	19,911,064
United Kingdom	16,673,084	317,109,165	—	333,782,249
United States	2,264,703,239	—	—	2,264,703,239
Total Common Stock	2,281,376,323	1,888,198,668	—	4,169,574,991
Short-Term Investments	9,163,020	—	—	9,163,020
Total Investments, at fair value	$2,290,539,343	$1,888,198,668	$—	$4,178,738,011

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

30

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Australia: 11.1%
9,590,829		Federation Centres Ltd.	$19,812,356	3.1
2,698,910		Investa Office Fund	7,724,487	1.2
5,040,533		Mirvac Group	6,443,039	1.0
6,973,057		Scentre Group	20,452,862	3.1
1,577,666		Westfield Corp.	11,446,142	1.8
6,394,311		Other Securities	5,665,174	0.9
			71,544,060	11.1

		Canada: 2.7%
194,400		Allied Properties Real Estate Investment Trust	5,334,255	0.8
179,900		Canadian Real Estate Investment Trust	5,859,545	0.9
270,200		Smart Real Estate Investment Trust	6,418,180	1.0
			17,611,980	2.7

		France: 9.6%
40,606		Gecina S.A.	5,179,075	0.8
89,119		Icade	6,585,679	1.0
345,239		Klepierre	16,350,444	2.6
120,571		Unibail-Rodamco SE	33,558,638	5.2
			61,673,836	9.6

		Germany: 7.6%
183,217	#, @	ADO Properties SA	4,684,285	0.7
131,271		Deutsche Euroshop AG	6,329,192	1.0
506,040		Deutsche Wohnen AG	14,264,842	2.2
122,909	@	LEG Immobilien AG	9,798,947	1.5
315,352		Vonovia SE	10,511,927	1.6
249,776		Other Securities	3,485,037	0.6
			49,074,230	7.6

		Hong Kong: 16.6%
4,845,000		Cheung Kong Property Holdings Ltd.	33,901,154	5.3
2,095,788		Hongkong Land Holdings Ltd. — HKL	15,714,625	2.4
1,526,500		Kerry Properties Ltd.	4,518,665	0.7
1,837,200		Link REIT	10,976,690	1.7
19,745,500		New World Development Ltd.	21,060,683	3.3
1,487,490		Sun Hung Kai Properties Ltd.	19,869,601	3.1
256,000		Other Securities	626,387	0.1
			106,667,805	16.6

		Ireland: 0.7%
2,468,590		Other Securities	4,174,884	0.7

		Italy: 0.5%
4,158,116		Other Securities	3,416,283	0.5

COMMON STOCK: (continued)
		Japan: 26.5%
6,416		Fukuoka REIT Corp.	$10,462,439	1.6
9,694		GLP J-Reit	9,646,132	1.5
17,971		Invincible Investment Corp.	10,655,629	1.7
8,243		Japan Retail Fund Investment Corp.	15,964,812	2.5
3,376		Kenedix Office Investment Corp.	15,475,883	2.4
2,049,300		Mitsubishi Estate Co., Ltd.	43,950,289	6.8
1,236,277		Mitsui Fudosan Co., Ltd.	33,643,613	5.2
5,289		Nippon Prologis REIT, Inc.	9,301,131	1.5
320,500		Sumitomo Realty & Development Co., Ltd.	10,553,544	1.6
792,500		Tokyo Tatemono Co., Ltd.	9,847,096	1.5
271		Other Securities	1,287,054	0.2
			170,787,622	26.5

		Netherlands: 1.3%
132,633		Eurocommercial Properties NV	6,325,564	1.0
499,182		Other Securities	2,171,431	0.3
			8,496,995	1.3

		Singapore: 1.6%
1,815,500		City Developments Ltd.	10,274,485	1.6

		Spain: 0.8%
351,953	@	Hispania Activos Inmobiliarios SA	5,292,253	0.8

		Sweden: 2.8%
470,687		Castellum AB	7,045,005	1.1
430,685		Fabege AB	6,842,211	1.0
302,873		Hufvudstaden AB	4,279,453	0.7
			18,166,669	2.8

		Switzerland: 0.7%
52,039	@	PSP Swiss Property AG	4,526,880	0.7

		United Kingdom: 15.9%
1,456,483		British Land Co. PLC	19,509,054	3.0
142,602		Derwent London PLC	8,516,574	1.3
710,998		Great Portland Estates PLC	9,737,290	1.5
1,108,423		Hammerson PLC	10,859,955	1.7
1,053,319		Land Securities Group PLC	21,700,065	3.4
1,082,024		Safestore Holdings PLC	5,429,469	0.8
951,880		Segro PLC	6,593,774	1.0
643,470		ST Modwen Properties PLC	4,355,516	0.7
601,065		Unite Group PLC	6,151,181	1.0
259,092		Workspace Group PLC	3,815,986	0.6
707,652		Other Securities	6,077,889	0.9
			102,746,753	15.9

		Total Common Stock (Cost $554,197,771)	634,454,735	98.4

See Accompanying Notes to Financial Statements

31

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

Shares		Value	Percentage of Net Assets

WARRANTS: 0.1%
	Hong Kong: 0.1%
811,000	Other Securities	$875,812	0.1

	Total Warrants (Cost $927,634)	875,812	0.1

	Total Investments in Securities (Cost $555,125,405)	$635,330,547	98.5
	Assets in Excess of Other Liabilities	9,481,391	1.5
	Net Assets	$644,811,938	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

Cost for federal income tax purposes is $580,218,517.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$89,070,741
Gross Unrealized Depreciation	(33,958,711)
Net Unrealized Appreciation	$55,112,030

REIT Diversification	Percentage of Net Assets
Diversified Real Estate Activities	23.2%
Retail REITs	22.7
Diversified REITs	15.9
Real Estate Operating Companies	13.6
Office REITs	10.9
Real Estate Development	4.6
Industrial REITs	4.6
Residential REITs	1.7
Assets in Excess of Other Liabilities	1.5
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$5,665,174	$65,878,886	$—	$71,544,060
Canada	17,611,980	—	—	17,611,980
France	—	61,673,836	—	61,673,836
Germany	4,684,285	44,389,945	—	49,074,230
Hong Kong	—	106,667,805	—	106,667,805
Ireland	4,174,884	—	—	4,174,884
Italy	—	3,416,283	—	3,416,283
Japan	—	170,787,622	—	170,787,622
Netherlands	—	8,496,995	—	8,496,995
Singapore	—	10,274,485	—	10,274,485
Spain	—	5,292,253	—	5,292,253
Sweden	—	18,166,669	—	18,166,669
Switzerland	—	4,526,880	—	4,526,880
United Kingdom	5,429,469	97,317,284	—	102,746,753
Total Common Stock	37,565,792	596,888,943	—	634,454,735
Warrants	875,812	—	—	875,812
Total Investments, at fair value	$38,441,604	$596,888,943	$—	$635,330,547

(1)	For the year ended October 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2015, securities valued at $7,379,487 and $4,068,788 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

32

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2015 (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(306,205)
Total	$(306,205)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$202,976
Total	$202,976

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

33

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2015 were as follows:

Fund Name	Type	Per Share Amount
Voya Global Real Estate Fund
Class A	NII	$0.4295
Class B	NII	$0.3013
Class C	NII	$0.3055
Class I	NII	$0.4903
Class O	NII	$0.4319
Class R	NII	$0.3847
Class R6	NII	$0.5136
Class W	NII	$0.4841
Voya International Real Estate Fund
Class A	NII	$0.4411
Class B	NII	$0.3571
Class C	NII	$0.3744
Class I	NII	$0.4696
Class W	NII	$0.4641
All Classes	ROC	$0.0186

NII — Net investment income

ROC — Return of Capital

For the year ended October 31, 2015, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Real Estate(1)	27.42%
International Real Estate	38.31%

(1)	As of Fund’s tax year ended December 31, 2014.

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2015. Foreign taxes paid for purposes of Section 853 may be less purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
International Real Estate	$684,804	$0.0094	83.48%

*	None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	150	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	150	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	150	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (35 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013–Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991–July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	150	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	November 2007–Present	Retired.	150	First Marblehead Corporation (September 2003–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Trustee	August 2015–Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–Present).	150	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	May 2013–Present	Retired.	150	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2005–Present	Retired.	150	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	150	None.

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant (May 2001–Present).	150	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	150	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	150	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	150
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2015.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	May 1999–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012–Present
Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present); and Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present), formerly Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003–Present
Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

38

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	AR-INTREAL (1015-121815)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $327,250 for year ended October 31, 2015 and $352,549 for year ended October 31, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $37,875 for the year ended October 31, 2015 and $48,225 for the year ended October 31, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $132,976 in the year ended October 31, 2015 and $141,125 in the year ended October 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $11,512 for the year ended October 31, 2015 and $34,455 for the year ended October 31, 2014.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:	January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended October 31, 2015 and October 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Mutual Funds	$ 182,363	$ 223,806
Voya Investments, LLC	$ 135,875	$ 135,850

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Bond Fund, Voya Global Value Advantage Fund, Voya Multi-Manager International Small Cap Fund, Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, Voya International Core Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya Global Real Estate Fund and, Voya International Real Estate Fund, and including the portfolios of investments of Voya Diversified Emerging Markets Debt Fund, Voya Diversified International Fund, Voya Global Perspectives Fund, and Voya Russia Fund, each a series of Voya Mutual Funds, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Global Bond Fund, Voya Global Value Advantage Fund, Voya Multi-Manager International Small Cap Fund, Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, Voya International Core Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya Global Real Estate Fund and, Voya International Real Estate Fund, as of October 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

December 23, 2015

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.2%
		Australia: 0.2%
812,000		BHP Billiton Finance USA Ltd., 5.000%, 09/30/43	853,898	0.2

		Bermuda: 0.1%
322,000	#	Digicel Ltd., 6.750%, 03/01/23	291,410	0.1

		Canada: 0.2%
822,000		Goldcorp, Inc., 3.700%, 03/15/23	790,584	0.2

		Chile: 0.1%
500,000	#	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	497,521	0.1

		China: 0.2%
1,078,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	1,048,247	0.2

		Colombia: 0.3%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,342,500	0.3

		France: 1.0%
1,153,000		BPCE SA, 2.500%, 12/10/18	1,171,267	0.2
1,142,000	#	BPCE SA, 5.150%, 07/21/24	1,181,035	0.3
894,000	#	Electricite de France SA, 2.350%, 10/13/20	885,210	0.2
1,660,000	#	Numericable Group SA, 6.000%, 05/15/22	1,668,300	0.3
			4,905,812	1.0

		Germany: 0.3%
1,255,000		Deutsche Bank AG/London, 1.875%, 02/13/18	1,251,304	0.3

		Guernsey: 0.2%
1,228,000	#	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	1,224,742	0.2

		India: 0.5%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,367,213	0.3
492,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	494,460	0.1
825,000		Vedanta Resources PLC, 8.250%, 06/07/21	664,125	0.1
			2,525,798	0.5

		Ireland: 0.4%
1,410,000	#	GE Capital International Funding Co., 2.342%, 11/15/20	1,414,701	0.3
541,000	#	GE Capital International Funding Co., 4.418%, 11/15/35	561,505	0.1
			1,976,206	0.4
		Italy: 0.3%
1,216,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	1,265,663	0.3

		Jamaica: 0.0%
243,000		Digicel Ltd., 6.000%, 04/15/21	219,915	0.0

		Japan: 0.5%
1,338,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	1,327,176	0.3
255,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	249,897	0.0
1,120,000	#	SoftBank Group Corp., 4.500%, 04/15/20	1,112,720	0.2
			2,689,793	0.5

		Luxembourg: 0.5%
1,170,000		Actavis Funding SCS, 2.350%, 03/12/18	1,176,290	0.3
1,215,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	1,111,725	0.2
			2,288,015	0.5

		Mexico: 0.4%
567,000	#	Cemex SAB de CV, 6.125%, 05/05/25	538,650	0.1
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,230,812	0.2
289,000	#	Nemak SA de CV, 5.500%, 02/28/23	296,948	0.1
			2,066,410	0.4

		Netherlands: 1.3%
575,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	604,469	0.1
786,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	865,006	0.2
200,000		Lukoil International Finance BV, 4.563%, 04/24/23	186,171	0.0
1,150,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	1,206,062	0.3
780,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	809,250	0.2
1,200,000		Shell International Finance BV, 3.250%, 05/11/25	1,201,180	0.2
1,380,000	#	Siemens Financieringsmaatschappij NV, 2.900%, 05/27/22	1,397,120	0.3
			6,269,258	1.3

		Norway: 0.1%
660,000		Statoil ASA, 2.450%, 01/17/23	637,750	0.1

		Russia: 0.7%
1,400,000		EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,412,180	0.3
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	406,808	0.1
500,000		Metalloinvest Finance Ltd., 6.500%, 07/21/16	510,038	0.1

See Accompanying Notes to Financial Statements

1

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

1,000,000		MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.550%, 10/28/20	1,009,272	0.2
			3,338,298	0.7

		Sweden: 0.4%
984,000	#	Nordea Bank AB, 5.500%, 09/29/49	968,748	0.2
1,130,000	#	Swedbank AB, 2.200%, 03/04/20	1,125,039	0.2
			2,093,787	0.4

		Switzerland: 0.7%
1,911,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,096,749	0.4
1,143,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,324,048	0.3
			3,420,797	0.7

		United Arab Emirates: 0.2%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,225,317	0.2

		United Kingdom: 0.5%
1,704,000		Abbey National Treasury Services PLC/United Kingdom, 2.375%, 03/16/20	1,708,161	0.4
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	676,897	0.1
			2,385,058	0.5

		United States: 19.1%
741,000		21st Century Fox America, Inc., 5.400%, 10/01/43	798,415	0.2
774,000		21st Century Fox America, Inc., 6.900%, 03/01/19	887,413	0.2
1,190,000		AbbVie, Inc., 2.500%, 05/14/20	1,178,095	0.2
630,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	667,926	0.1
245,000		Air Lease Corp., 4.250%, 09/15/24	240,884	0.1
140,000		Albemarle Corp., 3.000%, 12/01/19	139,952	0.0
1,025,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	1,042,937	0.2
1,257,000		Amsurg Corp., 5.625%, 07/15/22	1,239,716	0.3
385,000		Antero Resources Corp., 5.375%, 11/01/21	356,125	0.1
3,100,000		Apple, Inc., 3.200%, 05/13/25	3,154,892	0.6
570,000		AT&T, Inc., 3.000%, 06/30/22	560,072	0.1
1,134,000		AT&T, Inc., 5.350%, 09/01/40	1,135,319	0.2
875,000	#	Audatex North America, Inc., 6.000%, 06/15/21	884,415	0.2
798,000		Bank of America Corp., 3.300%, 01/11/23	797,226	0.2
878,000		Bank of America Corp., 4.100%, 07/24/23	919,436	0.2
545,000		Bank of America Corp., 4.000%, 04/01/24	562,201	0.1
125,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	133,437	0.0
940,000	#	Calpine Corp., 6.000%, 01/15/22	992,640	0.2
875,000		CBRE Services, Inc., 5.250%, 03/15/25	892,060	0.2
460,000		CBS Corp., 3.700%, 08/15/24	454,459	0.1
1,723,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	1,731,615	0.4
910,000	#	CCO Safari II LLC, 4.464%, 07/23/22	924,447	0.2
1,170,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	1,202,175	0.2
1,186,000		Celgene Corp., 4.000%, 08/15/23	1,226,948	0.3
1,110,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	1,193,250	0.2
670,000		Citigroup, Inc., 4.000%, 08/05/24	669,135	0.1
847,000		Citigroup, Inc., 5.500%, 09/13/25	929,852	0.2
1,388,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	1,379,190	0.3
477,000		ConocoPhillips Co., 4.300%, 11/15/44	457,420	0.1
1,064,000	#	COX Communications, Inc., 2.950%, 06/30/23	959,850	0.2
1,499,000		CVS Health Corp., 2.800%, 07/20/20	1,525,738	0.3
1,659,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,585,732	0.3
600,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	595,845	0.1
624,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	719,345	0.2
560,000		DISH DBS Corp., 4.250%, 04/01/18	560,700	0.1
500,000		DPL, Inc., 6.500%, 10/15/16	512,500	0.1
570,000		Eastman Chemical Co., 2.700%, 01/15/20	571,249	0.1
566,000		Emerson Electric Co., 2.625%, 12/01/21	567,662	0.1
1,308,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,236,039	0.3
246,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	291,485	0.1
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,299,578	0.5
597,000		Enterprise Products Operating LLC, 6.450%, 09/01/40	653,744	0.1
651,000		Fifth Third Bancorp, 8.250%, 03/01/38	954,614	0.2
1,128,000		FirstEnergy Corp., 4.250%, 03/15/23	1,142,268	0.2
500,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	599,512	0.1
500,000		Ford Motor Credit Co. LLC, 5.000%, 05/15/18	531,339	0.1
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	654,750	0.1
506,000		General Electric Capital Corp., 4.375%, 09/16/20	555,675	0.1

See Accompanying Notes to Financial Statements

2

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

158,000		General Electric Capital Corp., 6.750%, 03/15/32	207,445	0.0
428,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	436,591	0.1
720,000	#	Glencore Funding LLC, 2.500%, 01/15/19	615,606	0.1
1,566,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,749,047	0.4
1,197,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	1,518,041	0.3
530,000		HCA, Inc., 5.250%, 04/15/25	550,537	0.1
920,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	945,572	0.2
478,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	479,704	0.1
359,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	360,012	0.1
812,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	821,283	0.2
715,000		Huntsman International LLC, 4.875%, 11/15/20	676,140	0.1
430,000		Indiana Michigan Power Co., 7.000%, 03/15/19	494,052	0.1
1,025,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	1,007,062	0.2
730,000		JM Smucker Co/The, 3.000%, 03/15/22	731,686	0.2
915,000		JPMorgan Chase & Co., 6.000%, 12/29/49	930,555	0.2
393,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	351,707	0.1
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	526,870	0.1
862,000		Kohls Corp., 4.750%, 12/15/23	904,815	0.2
500,000		Lennar Corp., 4.125%, 12/01/18	513,750	0.1
680,000		Medtronic, Inc., 3.150%, 03/15/22	696,319	0.1
713,000		Medtronic, Inc., 3.500%, 03/15/25	731,294	0.2
464,000		Metropolitan Edison Co., 7.700%, 01/15/19	536,643	0.1
1,330,000		Microsoft Corp., 2.000%, 11/03/20	1,333,743	0.3
782,000		Morgan Stanley, 3.750%, 02/25/23	807,253	0.2
1,300,000		Morgan Stanley, 4.100%, 05/22/23	1,323,535	0.3
370,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	388,038	0.1
2,151,000		Mylan, Inc., 2.600%, 06/24/18	2,153,205	0.4
1,090,000		Netflix, Inc., 5.750%, 03/01/24	1,159,749	0.2
870,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	877,151	0.2
799,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	802,493	0.2
1,000,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,032,200	0.2
870,000		Oracle Corp., 2.950%, 05/15/25	852,455	0.2
205,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	217,941	0.0
1,034,000		Philip Morris International, Inc., 4.250%, 11/10/44	1,015,941	0.2
495,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	457,652	0.1
495,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	482,526	0.1
750,000		Rent-A-Center, Inc., 6.625%, 11/15/20	708,750	0.1
585,000		Reynolds American, Inc., 6.150%, 09/15/43	671,829	0.1
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	705,731	0.1
585,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/21	612,612	0.1
1,055,000	#	Sanmina Corp., 4.375%, 06/01/19	1,078,738	0.2
230,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	226,621	0.0
450,000		Scripps Networks Interactive, Inc., 3.900%, 11/15/24	438,282	0.1
1,159,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	1,234,915	0.3
476,000		Southwestern Electric Power Co., 5.550%, 01/15/17	496,893	0.1
1,062,000		St Jude Medical, Inc., 2.500%, 01/15/16	1,065,572	0.2
1,025,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	1,051,701	0.2
230,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	207,600	0.0
785,000		Synchrony Financial, 4.250%, 08/15/24	789,588	0.2
1,170,000		TEGNA, Inc., 5.125%, 07/15/20	1,222,650	0.3
786,000		TEGNA, Inc., 6.375%, 10/15/23	850,845	0.2
1,085,000		Tenet Healthcare Corp., 6.000%, 10/01/20	1,177,225	0.2
765,000		Time Warner Cable, Inc., 5.875%, 11/15/40	732,494	0.2
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,671,636	0.3
790,000		T-Mobile USA, Inc., 6.625%, 04/01/23	808,518	0.2
400,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	367,750	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	648,000	0.1
606,000		Verizon Communications, Inc., 5.012%, 08/21/54	560,464	0.1
605,000		Verizon Communications, Inc., 6.550%, 09/15/43	728,433	0.2

See Accompanying Notes to Financial Statements

3

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

1,033,000		Wells Fargo & Co., 4.100%, 06/03/26	1,054,709	0.2
1,170,000	#	West Corp., 5.375%, 07/15/22	1,118,813	0.2
520,000		Williams Partners L.P. / ACMP Finance Corp., 6.125%, 07/15/22	532,854	0.1
854,000		Xerox Corp., 2.750%, 09/01/20	807,975	0.2
			93,529,088	19.1

	Total Corporate Bonds/Notes
	(Cost $136,186,574)		138,137,171	28.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.4%
		United States: 14.4%
858,141		Alternative Loan Trust 2005-51 3A2A, 1.512%, 11/20/35	760,336	0.2
227,708		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	195,208	0.0
389,222		Alternative Loan Trust 2007-21CB, 0.597%, 09/25/37	247,826	0.1
387,916		Alternative Loan Trust 2007-23CB, 0.697%, 09/25/37	248,263	0.1
783,058		American Home Mortgage Assets Trust 2006-3 2A11, 1.162%, 10/25/46	569,655	0.1
575,949		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	579,965	0.1
1,340,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.730%, 06/10/49	1,384,644	0.3
1,190,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.730%, 06/10/49	1,173,432	0.2
950,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.809%, 02/10/51	977,926	0.2
1,980,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.582%, 07/10/42	1,996,000	0.4
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.588%, 09/10/47	709,562	0.1
335,252		Banc of America Mortgage 2005-J Trust 2A4, 2.856%, 11/25/35	311,661	0.1
14,200,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	731,497	0.2
1,324,756		Bear Stearns ALT-A Trust 2005-10 22A1, 2.554%, 01/25/36	1,146,296	0.2
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	130,786	0.0
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	129,509	0.0
127,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	126,869	0.0
490,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 5.878%, 06/11/50	502,591	0.1
857,545	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	914,143	0.2
295,000		CD 2007-CD5 Mortgage Trust C, 6.121%, 11/15/44	304,136	0.1
801,259		ChaseFlex Trust Series 2006-2 A3, 5.122%, 09/25/36	711,195	0.1
420,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	412,391	0.1
1,017,344		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	920,797	0.2
1,140,000	#	COMM 2004-LNB2 H Mortgage Trust H, 6.269%, 03/10/39	1,246,748	0.3
18,909,183	#,^	COMM 2012 - LTRT XA Mortgage Trust, 1.202%, 10/05/30	1,004,497	0.2
6,232,179	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.083%, 05/15/45	560,526	0.1
5,729,827	^	COMM 2013-LC6 XA Mortgage Trust, 1.747%, 01/10/46	417,637	0.1
7,680,234	^	COMM 2014-CCRE17 XA Mortgage Trust, 1.195%, 05/10/47	510,082	0.1
850,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.046%, 06/10/36	863,310	0.2
398,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.047%, 12/10/49	408,251	0.1
172,888		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.697%, 11/25/35	110,536	0.0
628,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1 K, 5.415%, 02/25/21	629,765	0.1
47,220	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	47,229	0.0
694,314	#	Credit Suisse Mortgage Capital Certificates 2009-3R 30A1, 2.377%, 07/27/37	696,753	0.1
660,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	679,066	0.1
170,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	169,768	0.0
6,057,053	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.290%, 11/10/46	157,893	0.0
550,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.097%, 07/25/24	495,641	0.1

See Accompanying Notes to Financial Statements

4

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

3,130,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.097%, 11/25/24	3,140,416	0.6
17,096,407	^	Freddie Mac Series K704 X1, 1.968%, 08/25/18	799,577	0.2
1,900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 4.747%, 10/25/24	1,895,786	0.4
560,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 4.947%, 10/25/24	557,568	0.1
320,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.347%, 01/25/25	318,059	0.1
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.397%, 03/25/25	300,258	0.1
370,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.997%, 03/25/25	358,028	0.1
230,000		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust, 5.044%, 12/10/41	235,702	0.1
653,954		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.407%, 04/25/36	495,764	0.1
220,000		GS Mortgage Securities Trust 2006-GG6, 5.553%, 04/10/38	220,207	0.0
450,000	#	GS Mortgage Securities Trust 2010-C2, 4.548%, 12/10/43	414,443	0.1
367,499		HomeBanc Mortgage Trust 2006-2 A1, 0.377%, 12/25/36	325,927	0.1
1,743,670		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.407%, 04/25/46	1,395,261	0.3
5,440,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	121,626	0.0
795,163	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.482%, 10/15/37	795,142	0.2
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.364%, 06/12/41	450,617	0.1
691,771	#	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1, 5.762%, 03/15/46	692,065	0.1
187,262		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4 AJ, 5.040%, 10/15/42	187,216	0.0
210,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.618%, 05/15/45	210,167	0.0
14,278,869	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.748%, 06/15/45	940,117	0.2
1,245,163		JP Morgan Mortgage Trust 2005-A4 B1, 2.494%, 07/25/35	1,119,175	0.2
453,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.285%, 02/15/40	451,330	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	817,731	0.2
1,360,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.838%, 06/15/38	1,382,734	0.3
450,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.838%, 06/15/38	448,310	0.1
640,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 5.990%, 09/15/39	650,403	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 5.990%, 09/15/39	273,325	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 5.990%, 09/15/39	270,093	0.1
800,000		LB-UBS Commercial Mortgage Trust 2006-C4 C, 5.838%, 06/15/38	815,579	0.2
415,452		Lehman XS Trust Series 2005-5N 1A2, 0.557%, 11/25/35	333,757	0.1
799,983		Lehman XS Trust Series 2006-14N 2A, 0.397%, 09/25/46	644,002	0.1
610,000		Merrill Lynch Mortgage Investors Trust Series 1998-C1-CTL E, 6.750%, 11/15/26	669,298	0.1
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.388%, 09/15/47	1,100,322	0.2
930,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.388%, 09/15/47	978,028	0.2
639,611		Morgan Stanley Mortgage Loan Trust 2006-3AR 2A1, 2.800%, 03/25/36	523,777	0.1
1,879,741	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	1,878,514	0.4
470,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.268%, 01/11/43	494,481	0.1
600,781	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.047%, 08/25/29	600,601	0.1
1,130,000		Opteum Mortgage Acceptance Corp. Trust 2006-1, 0.497%, 04/25/36	941,633	0.2
505,865		Opteum Mortgage Acceptance Corp. Trust 2006-1 1APT, 0.407%, 04/25/36	441,520	0.1
1,952,965	#	Springleaf Mortgage Loan Trust 2013-3A A, 1.870%, 09/25/57	1,957,122	0.4

See Accompanying Notes to Financial Statements

5

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

129,457	+	Structured Asset Securities Corp., 5.050%, 02/25/34	132,930	0.0
1,090,031	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	1,115,079	0.2
11,346,406	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.097%, 08/10/49	1,087,825	0.2
760,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 D, 5.720%, 05/15/43	761,239	0.2
216,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C22, 5.398%, 12/15/44	215,274	0.0
350,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.720%, 05/15/43	353,496	0.1
154,086		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.429%, 10/25/36	138,741	0.0
1,927,580		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.833%, 12/25/36	1,761,258	0.4
596,636		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.406%, 08/25/46	515,439	0.1
1,230,995		WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust 3A2, 4.341%, 02/25/37	1,144,852	0.2
1,078,632		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.296%, 12/25/36	977,457	0.2
339,009		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 1.974%, 04/25/37	289,149	0.1
1,330,930		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	1,193,263	0.2
381,817		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 0.297%, 12/25/36	253,970	0.1
448,772		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.627%, 06/25/37	326,741	0.1
10,718,514	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.068%, 10/15/45	977,534	0.2
626,816		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 2.739%, 08/25/35	620,930	0.1
807,672		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.732%, 10/25/36	771,800	0.2
180,066		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 2.732%, 10/25/36	172,068	0.0
506,646		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.621%, 03/25/36	494,088	0.1
920,366		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 2.733%, 05/25/36	879,602	0.2
868,701		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 2.599%, 04/25/36	845,926	0.2
5,011,750	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.171%, 08/15/45	435,680	0.1
15,819,218	^	WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.024%, 09/15/46	754,425	0.2
270,836		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.567%, 07/25/37	231,971	0.0

	Total Collateralized Mortgage Obligations
	(Cost $69,916,434)		70,278,808	14.4

ASSET-BACKED SECURITIES: 3.2%
		Cayman Islands: 2.9%
1,570,000	#	ARES XII CLO Ltd. 2007-12A C, 2.329%, 11/25/20	1,549,017	0.3
3,050,000	#	Black Diamond CLO 2005-1A C, 1.115%, 06/20/17	3,037,004	0.6
2,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.024%, 03/17/21	1,934,476	0.4
1,750,000	#	ColumbusNova CLO IV Ltd. 2007-2A C, 2.571%, 10/15/21	1,700,720	0.4
1,000,000	#	ColumbusNova CLO Ltd. 2006-2A E, 4.061%, 04/04/18	982,928	0.2
2,200,000	#	Madison Park Funding Ltd. 2007-6A C, 1.320%, 07/26/21	2,097,557	0.4
2,750,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.320%, 03/25/20	2,672,216	0.6
			13,973,918	2.9

		United States: 0.3%
763,907	+	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 5.356%, 03/25/36	555,077	0.1
1,191,271		Securitized Asset Backed Receivables LLC Trust 2006-NC2 A3, 0.437%, 03/25/36	1,054,784	0.2
			1,609,861	0.3

	Total Asset-Backed Securities
	(Cost $15,680,115)		15,583,779	3.2

U.S. TREASURY OBLIGATIONS: 19.8%
		U.S. Treasury Bonds: 8.9%
36,580,000		2.000%, due 08/15/25	36,115,617	7.4

See Accompanying Notes to Financial Statements

6

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

	7,373,000		3.000%, due 05/15/45	7,473,273	1.5
				43,588,890	8.9

			U.S. Treasury Notes: 10.9%
	47,560,000		1.375%, due 10/31/20	47,224,179	9.7
	33,000		0.625%, due 09/30/17	32,936	0.0
	21,000		0.875%, due 10/15/18	20,904	0.0
	5,806,000		1.750%, due 09/30/22	5,756,632	1.2
				53,034,651	10.9

		Total U.S. Treasury Obligations
		(Cost $96,863,082)		96,623,541	19.8

FOREIGN GOVERNMENT BONDS: 15.6%
			Austria: 3.0%
EUR	12,300,000	#	Austria Government Bond, 1.650%, 10/21/24	14,737,669	3.0

			Brazil: 0.2%
	200,000		Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	178,000	0.0
	529,000		Brazilian Government International Bond, 2.625%, 01/05/23	438,276	0.1
	429,000		Brazilian Government International Bond, 5.000%, 01/27/45	323,895	0.1
				940,171	0.2

			Canada: 0.2%
CAD	880,000		Canadian Government Bond, 3.500%, 12/01/45	845,610	0.2

			Colombia: 0.5%
	1,529,000		Colombia Government International Bond, 2.625%, 03/15/23	1,384,509	0.3
	943,000		Colombia Government International Bond, 8.125%, 05/21/24	1,168,377	0.2
				2,552,886	0.5

			Croatia: 0.1%
	300,000		Croatia Government International Bond, 6.375%, 03/24/21	323,625	0.1

			Dominican Republic: 0.2%
	686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	732,305	0.2

			Egypt: 0.1%
	410,000		Egypt Government International Bond, 5.750%, 04/29/20	422,567	0.1

			Germany: 0.7%
EUR	1,560,000		Bundesobligation, 0.250%, 10/16/20	1,742,770	0.3
EUR	930,000		Bundesrepublik Deutschland, 1.000%, 08/15/25	1,068,603	0.2
EUR	720,000		Bundesschatzanweisungen, -0.310%, 06/16/17	795,742	0.2
EUR	20,000	Z	Bundesschatzanweisungen, 12/11/15	21,999	0.0
				3,629,114	0.7

			Guatemala: 0.1%
	530,000		Guatemala Government Bond, 8.125%, 10/06/34	691,650	0.1

			Hungary: 0.1%
	350,000		Hungary Government International Bond, 5.375%, 02/21/23	385,575	0.1
	160,000		Hungary Government International Bond, 7.625%, 03/29/41	218,783	0.0
				604,358	0.1

			Indonesia: 0.3%
	500,000		Indonesia Government International Bond, 4.125%, 01/15/25	489,417	0.1
	300,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	293,650	0.1
	200,000		Pertamina Persero PT, 4.300%, 05/20/23	189,699	0.0
	400,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/21	413,672	0.1
				1,386,438	0.3

			Ivory Coast: 0.1%
	475,000	+	Ivory Coast Government International Bond, 5.750%, 12/31/32	424,531	0.1

			Kazakhstan: 0.3%
	1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	998,025	0.2
	670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	556,174	0.1
				1,554,199	0.3

			Lebanon: 0.1%
	475,000		Lebanon Government International Bond, 6.000%, 01/27/23	472,126	0.1

			Mexico: 1.2%
MXN	68,670,000		Mexican Bonos, 6.500%, 06/10/21	4,400,147	0.9
	250,000		Mexico Government International Bond, 4.000%, 10/02/23	258,625	0.0
	425,000		Petroleos Mexicanos, 4.500%, 01/23/26	406,852	0.1
	900,000		Petroleos Mexicanos, 5.500%, 06/27/44	771,480	0.2
				5,837,104	1.2

			Morocco: 0.1%
	400,000		Morocco Government International Bond, 4.250%, 12/11/22	404,226	0.1

See Accompanying Notes to Financial Statements

7

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

			Netherlands: 0.3%
	2,000,000		Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	1,660,220	0.3

			Panama: 0.1%
	540,000		Panama Government International Bond, 6.700%, 01/26/36	670,950	0.1

			Peru: 0.5%
	2,200,000	#	El Fondo MIVIVIENDA SA, 3.500%, 01/31/23	2,103,750	0.4
	250,000		Peruvian Government International Bond, 5.625%, 11/18/50	271,250	0.1
				2,375,000	0.5

			Russia: 0.3%
	600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	621,360	0.1
	810,067		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	964,935	0.2
				1,586,295	0.3

			South Africa: 0.1%
	750,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	710,438	0.1

			Spain: 4.0%
EUR	13,400,000	#	Spain Government Bond, 1.600%, 04/30/25	14,739,956	3.0
EUR	4,000,000	#	Spain Government Bond, 2.750%, 10/31/24	4,833,623	1.0
				19,573,579	4.0

			Sri Lanka: 0.0%
	200,000		Sri Lanka Government International Bond, 5.875%, 07/25/22	193,090	0.0

			Trinidad And Tobago: 0.1%
	437,500		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	422,406	0.1

			Turkey: 0.4%
	650,000		Turkey Government International Bond, 6.000%, 01/14/41	684,671	0.2
	890,000		Turkey Government International Bond, 7.375%, 02/05/25	1,066,465	0.2
				1,751,136	0.4

			United Kingdom: 2.1%
GBP	1,600,000		United Kingdom Gilt, 2.000%, 09/07/25	2,485,712	0.5
GBP	4,330,000		United Kingdom Gilt, 3.500%, 01/22/45	7,880,436	1.6
GBP	10,000		United Kingdom Gilt, 4.500%, 09/07/34	20,169	0.0
				10,386,317	2.1
		Uruguay: 0.1%
280,404		Uruguay Government International Bond, 7.625%, 03/21/36	356,113	0.1

		Venezuela: 0.2%
1,288,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	727,720	0.2
309,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	129,100	0.0
			856,820	0.2

		Vietnam: 0.1%
225,000		Vietnam Government International Bond, 6.750%, 01/29/20	250,376	0.1

	Total Foreign Government Bonds
	(Cost $80,731,865)		76,351,319	15.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.8%
		Federal Home Loan Mortgage Corporation: 7.9%##
2,466,000	W	0.030%, due 06/15/42	2,485,028	0.5
4,643,000	W	0.140%, due 06/15/41	4,810,401	1.0
2,613,874		3.000%, due 04/01/45	2,637,478	0.5
2,557,005		3.000%, due 04/01/45	2,580,890	0.5
950,351		3.000%, due 09/01/45	958,744	0.2
2,594,367	^	4.000%, due 12/15/41	414,158	0.1
27,923,546	^	4.000%, due 04/15/43	5,064,689	1.0
1,598,098		4.000%, due 09/01/45	1,701,948	0.3
398,494		4.000%, due 09/01/45	424,883	0.1
306,591		4.000%, due 09/01/45	326,893	0.1
557,429		4.000%, due 09/01/45	593,654	0.1
767,008		4.000%, due 09/01/45	817,799	0.2
491,335		4.000%, due 09/01/45	522,845	0.1
1,963,000		4.000%, due 10/01/45	2,090,564	0.4
6,349,069	^	5.000%, due 04/15/39	1,107,468	0.2
2,869,070	^	5.000%, due 02/15/40	539,690	0.1
382,352		5.500%, due 11/15/32	418,530	0.1
8,556,774	^	5.704%, due 04/15/38	1,378,234	0.3
6,324,299	^	5.804%, due 05/15/36	619,280	0.1
4,195,578	^	5.854%, due 02/15/37	736,715	0.2
5,214,251	^	5.854%, due 07/15/40	806,686	0.2
16,357,972	^	5.904%, due 09/15/36	2,687,024	0.6
12,050,906	^	6.354%, due 05/15/41	2,574,747	0.5
7,975,717	^	6.454%, due 02/15/41	1,316,653	0.3
3,854,680	^	6.804%, due 02/15/33	793,932	0.2
			38,408,933	7.9

		Federal National Mortgage Association: 6.0%##
2,633,000	W	0.040%, due 07/25/42	2,660,852	0.5
677,000	W	0.130%, due 12/15/27	687,790	0.1
472,000	W	0.250%, due 08/25/40	502,459	0.1
135,245		2.500%, due 06/01/30	137,853	0.0
212,172		2.500%, due 06/01/30	216,263	0.0
87,366		2.500%, due 07/01/30	89,051	0.0
2,132,431		3.000%, due 01/25/38	2,215,560	0.5
1,897,431		3.000%, due 07/01/43	1,923,463	0.4
3,822,582		3.000%, due 07/01/43	3,880,870	0.8
353,838		4.500%, due 12/01/40	386,369	0.1
551,609		4.500%, due 12/01/40	602,323	0.1
377,217		4.500%, due 12/01/40	408,819	0.1
5,108,398	^	4.500%, due 02/25/43	731,275	0.2
5,417,757		4.500%, due 05/01/44	5,874,440	1.2
2,010,996	^	5.000%, due 05/25/18	81,442	0.0
233,743		5.000%, due 07/25/34	235,882	0.0
663,018		5.000%, due 05/01/41	732,892	0.2
319,288		5.000%, due 06/01/41	352,937	0.1

See Accompanying Notes to Financial Statements

8

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

5,823,076	^	5.753%, due 09/25/41	940,017	0.2
21,209,193	^	5.873%, due 11/25/40	2,942,042	0.6
4,717,916	^	5.903%, due 07/25/38	697,173	0.1
328,854		6.000%, due 04/25/33	367,260	0.1
2,749,769	^	6.253%, due 02/25/42	443,080	0.1
6,076,085	^	6.353%, due 09/25/40	1,114,581	0.2
1,587,076	^	6.573%, due 04/25/37	292,753	0.1
133,770		23.212%, due 07/25/35	225,208	0.0
435,327		32.465%, due 11/25/36	806,378	0.2
			29,549,032	6.0

		Government National Mortgage Association: 2.9%
430,000	W	0.160%, due 12/15/42	449,526	0.1
3,907,235	^	3.000%, due 01/20/28	413,884	0.1
324,401		3.500%, due 06/20/45	340,493	0.1
10,612,165	^	4.000%, due 08/16/26	1,296,709	0.3
10,022,697	^	4.000%, due 04/20/38	748,999	0.1
1,659,496		4.500%, due 07/20/34	1,787,578	0.4
2,429,791		4.500%, due 07/20/34	2,618,635	0.5
1,013,818		4.500%, due 07/20/34	1,092,021	0.2
5,014,144	^	4.500%, due 12/20/37	266,439	0.0
485,534		4.500%, due 08/20/41	530,014	0.1
2,053,209	^	5.000%, due 11/20/39	317,233	0.1
3,428,536	^	5.000%, due 10/20/40	502,596	0.1
717,586		5.140%, due 10/20/60	768,490	0.2
476,918		5.288%, due 10/20/60	514,911	0.1
54,478		5.500%, due 03/20/39	61,405	0.0
5,231,814	^	6.451%, due 09/16/40	1,002,083	0.2
703,703		21.419%, due 03/20/37	1,118,680	0.2
264,651		24.570%, due 04/16/37	354,474	0.1
			14,184,170	2.9

	Total U.S. Government Agency Obligations
	(Cost $81,278,811)		82,142,135	16.8

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.3%
		Exchange Traded Options: 0.0%
916	@	Call on 90-Day Eurodollar, Strike @ 99.500, Exp. 12/14/15	234,725	0.0

		Options on Currencies: 0.0%
47,800,000	@	Call USD vs. Put JPY, Strike @ 122.000, Exp. 11/02/15 Counterparty: Bank of America	3,286	0.0

		OTC Interest Rate Swaptions: 0.3%
131,800,000	@	Receive a fixed rate equal to 2.905% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 11/13/15 Counterparty: JPMorgan Chase & Co.	1,263,286	0.3
131,800,000	@ Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.773%, Exp. 11/12/15 Counterparty: Morgan Stanley	11,900	0.0
		1,275,186	0.3

	Total Purchased Options
	(Cost $2,417,712)	1,513,197	0.3

	Total Long-Term Investments
	(Cost $483,074,593)	480,629,950	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 11.5%
	Commercial Paper: 6.0%
5,000,000	Autozone Inc, 0.380%, 11/02/15	4,999,896	1.0
9,250,000	Kroger, 0.370%, 11/02/15	9,249,815	1.9
5,000,000	Mondelez Intl., 0.370%, 11/02/15	4,999,900	1.1
4,876,000	Pacific Gas Electric CP, 0.240%, 11/02/15	4,875,935	1.0
5,000,000	St. Jude, 0.380%, 11/02/15	4,999,896	1.0
		29,125,442	6.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.5%
27,096,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%††
	(Cost $27,096,000)	27,096,000	5.5

	Total Short-Term Investments
	(Cost $56,221,763)	56,221,442	11.5

	Total Investments in Securities (Cost $539,296,356)	$536,851,392	109.8
	Liabilities in Excess of Other Assets	(48,097,338)	(9.8)
	Net Assets	$488,754,054	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
W	Settlement is on a when-issued or delayed-delivery basis.

See Accompanying Notes to Financial Statements

9

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso

Cost for federal income tax purposes is $540,242,397.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,672,003
Gross Unrealized Depreciation	(10,063,008)

Net Unrealized Depreciation	$(3,391,005)

See Accompanying Notes to Financial Statements

10

Voya Global Value Advantage Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.1%
	Australia: 3.8%
278,787	BHP Billiton Ltd.	4,572,307	1.3
911,342	Challenger Ltd.	5,314,239	1.6
340,640	QBE Insurance Group Ltd.	3,188,638	0.9
		13,075,184	3.8

	China: 2.7%
4,299,000	China Construction Bank	3,115,726	0.9
12,100,000	China Hongxing Sports Ltd.	62,080	0.0
287,724	China Mobile Ltd.	3,449,781	1.0
1,714,826	China Railway Construction Corp. Ltd.	2,563,297	0.8
		9,190,884	2.7

	Finland: 0.7%
52,246	Sampo OYJ	2,553,659	0.7

	France: 4.0%
45,088	Casino Guichard Perrachon S.A.	2,590,521	0.7
17,341	LVMH Moet Hennessy Louis Vuitton SE	3,228,365	0.9
32,373	Renault S.A.	3,050,318	0.9
103,561	Total S.A.	5,008,091	1.5
		13,877,295	4.0

	Germany: 2.3%
43,398	BASF SE	3,555,332	1.0
45,378	Siemens AG	4,557,955	1.3
		8,113,287	2.3

	Ireland: 1.6%
73,075	Medtronic PLC	5,401,704	1.6

	Israel: 0.9%
1,485,207	Bezeq Israeli Telecommunication Corp., Ltd.	3,182,779	0.9

	Italy: 1.1%
1,116,918	Intesa Sanpaolo SpA - ISP	3,885,822	1.1

	Japan: 7.5%
61,800	Denso Corp.	2,881,282	0.8
200,558	LIXIL Group Corp.	4,293,956	1.3
184,814	Mitsubishi Corp.	3,360,029	1.0
113,600	NKSJ Holdings, Inc.	3,566,843	1.0
230,300	Panasonic Corp.	2,702,052	0.8
1,111,000	Sumitomo Mitsui Trust Holdings, Inc.	4,264,629	1.2
76,710	Toyota Motor Corp.	4,699,595	1.4
		25,768,386	7.5

	Netherlands: 3.5%
67,336	Koninklijke DSM NV	3,589,520	1.0
154,602	Koninklijke Philips NV	4,167,878	1.2
82,658		Royal Dutch Shell PLC - Class A ADR	4,336,239	1.3
			12,093,637	3.5

		South Africa: 1.3%
58,798		Sasol Ltd.	1,883,988	0.5
244,260		Vodacom Group Pty Ltd.	2,638,285	0.8
			4,522,273	1.3

		South Korea: 1.7%
28,896		KT&G Corp.	2,889,473	0.8
14,351		SK Telecom Co., Ltd.	3,039,002	0.9
			5,928,475	1.7

		Spain: 1.1%
171,224		Gas Natural SDG S.A.	3,703,888	1.1

		Sweden: 0.9%
312,427		Volvo AB - B Shares	3,231,474	0.9

		Switzerland: 7.5%
66,861		Nestle S.A.	5,106,442	1.5
68,949		Novartis AG	6,246,003	1.8
23,201		Roche Holding AG	6,299,045	1.8
209,931		UBS Group AG	4,192,831	1.2
15,562		Zurich Insurance Group AG	4,106,814	1.2
			25,951,135	7.5

		Taiwan: 1.6%
227,000		MediaTek, Inc.	1,770,225	0.5
163,161		Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	3,583,015	1.1
			5,353,240	1.6

		United Kingdom: 3.9%
170,116		Admiral Group PLC	4,221,611	1.2
68,304		AstraZeneca PLC	4,353,168	1.3
163,844		Diageo PLC	4,723,593	1.4
			13,298,372	3.9

		United States: 51.0%
96,145		Apple, Inc.	11,489,327	3.3
108,945		AT&T, Inc.	3,650,747	1.1
70,626	L	Blackstone Group LP	2,334,896	0.7
38,744		Boeing Co.	5,736,824	1.7
80,465		Bristol-Myers Squibb Co.	5,306,667	1.5
221,416		Cisco Systems, Inc.	6,387,852	1.9
114,665		Coach, Inc.	3,577,548	1.0
30,813		Dr Pepper Snapple Group, Inc.	2,753,758	0.8
30,551		DTE Energy Co.	2,492,656	0.7
170,985		General Electric Co.	4,944,886	1.4
48,514		Gilead Sciences, Inc.	5,245,819	1.5
90,715		Halliburton Co.	3,481,642	1.0
43,818		Hasbro, Inc.	3,366,537	1.0
52,949		Hess Corp.	2,976,263	0.9
106,300		Hilton Worldwide Holdings, Inc.	2,656,437	0.8
48,664		Home Depot, Inc.	6,016,817	1.7
170,533		Intel Corp.	5,774,247	1.7
102,994		International Paper Co.	4,396,814	1.3
108,318		JPMorgan Chase & Co.	6,959,431	2.0
45,425		Kimberly-Clark Corp.	5,437,827	1.6
62,812		Kraft Heinz Co.	4,897,452	1.4

See Accompanying Notes to Financial Statements

11

Voya Global Value Advantage Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

74,689	Liberty Property Trust	2,540,920	0.7
47,890	McDonald's Corp.	5,375,652	1.6
85,752	Microchip Technology, Inc.	4,140,964	1.2
166,396	Microsoft Corp.	8,759,085	2.5
19,923	Mid-America Apartment Communities, Inc.	1,697,240	0.5
38,147	Nike, Inc.	4,998,401	1.5
63,490	Occidental Petroleum Corp.	4,732,545	1.4
90,533	PG&E Corp.	4,834,462	1.4
52,033	PepsiCo, Inc.	5,317,252	1.5
155,258	Pfizer, Inc.	5,250,826	1.5
56,449	Philip Morris International, Inc.	4,990,092	1.4
36,596	Prudential Financial, Inc.	3,019,170	0.9
18,239	Simon Property Group, Inc.	3,674,429	1.1
46,448	Union Pacific Corp.	4,150,129	1.2
41,119	UnitedHealth Group, Inc.	4,842,996	1.4
140,954	Wells Fargo & Co.	7,631,250	2.2
		175,839,860	51.0

	Total Common Stock
	(Cost $330,397,649)	334,971,354	97.1

PREFERRED STOCK: 0.5%
	Brazil: 0.5%
262,406	Itau Unibanco Holding S.A.	1,801,062	0.5

	Total Preferred Stock
	(Cost $3,268,995)	1,801,062	0.5

	Total Long-Term Investments
	(Cost $333,666,644)	336,772,416	97.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Securities Lending Collateralcc: 0.7%
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 10/30/15, 0.09%, due 11/02/15 (Repurchase Amount $1,000,007, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,020,000, due 11/05/15-02/01/49)	1,000,000	0.3
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/30/15, 0.13%, due 11/02/15 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,020,000, due 11/30/19-02/15/44)	1,000,000	0.3
300,012	Royal Bank of Scotland PLC, Repurchase Agreement dated 10/30/15, 0.07%, due 11/02/15 (Repurchase Amount $300,014, collateralized by various U.S. Government Securities, 0.074%-3.375%, Market Value plus accrued interest $306,012, due 08/15/16-08/15/21)	300,012	0.1
		2,300,012	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
4,206,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%††
	(Cost $4,206,000)	4,206,000	1.2

	Total Short-Term Investments
	(Cost $6,506,012)	6,506,012	1.9

	Total Investments in Securities (Cost $340,172,656)	$343,278,428	99.5
	Assets in Excess of Other Liabilities	1,776,723	0.5
	Net Assets	$345,055,151	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2015.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at October 31, 2015.

Cost for federal income tax purposes is $340,752,793.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,746,989
Gross Unrealized Depreciation	(20,221,354)

Net Unrealized Appreciation	$2,525,635

See Accompanying Notes to Financial Statements

12

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Australia: 3.7%
72,650		Adelaide Brighton Ltd.	215,794	0.1
2,618		Amalgamated Holdings Ltd.	26,071	0.0
36,404		Aristocrat Leisure Ltd.	240,300	0.1
4,701		ASG Group Ltd.	3,678	0.0
498,992		Australian Pharmaceutical Industries Ltd.	702,224	0.3
77,228		Charter Hall Group	245,688	0.1
57,442		Collins Foods Ltd.	143,859	0.1
87,718		CSR Ltd.	171,725	0.1
9,196		Domino's Pizza Enterprises Ltd.	304,127	0.1
644,064	L	Drillsearch Energy Ltd.	360,179	0.1
104,358		Echo Entertainment Group Ltd.	377,171	0.2
9,569		GBST Holdings Ltd.	27,120	0.0
19,594		Hansen Technologies Ltd.	42,557	0.0
15,018		iSentia Group Ltd.	44,123	0.0
145,781		Karoon Gas Australia Ltd.	182,967	0.1
104,089		Mantra Group Ltd.	304,509	0.1
157,673	@	OceanaGold Corp.	301,455	0.1
259,721		oOh!media Ltd.	622,295	0.3
18,913		Pact Group Holdings Ltd.	68,628	0.0
70,423		Panoramic Resources Ltd.	14,990	0.0
203,047		Perseus Mining Ltd.	53,877	0.0
15,500		RCR Tomlinson Ltd.	25,311	0.0
178,315		Resolute Mining Ltd.	47,641	0.0
235,287		SAI Global Ltd.	732,456	0.3
54,049		Sandfire Resources NL	241,559	0.1
9,214		SeaLink Travel Group Ltd.	24,048	0.0
43,570		Select Harvests Ltd.	313,920	0.1
61,356		Sigma Pharmaceuticals Ltd.	36,408	0.0
18,248		Sirtex Medical Ltd.	491,754	0.2
9,422		SmartGroup Corp. Ltd.	24,254	0.0
10,552		SMS Management & Technology Ltd.	36,747	0.0
753,314		Spotless Group Holdings Ltd.	1,150,363	0.5
93,995	L	Super Retail Group Ltd.	641,949	0.3
13,665		Thorn Group Ltd.	20,551	0.0
306,058		Tox Free Solutions Ltd.	626,687	0.3
46,903		Treasury Wine Estates Ltd.	234,752	0.1
53,136		UXC Ltd.	45,318	0.0
30,247		Vita Group Ltd.	37,746	0.0
			9,184,801	3.7

		Austria: 0.7%
17,838	L	BUWOG AG	379,262	0.2
20,258		CA Immobilien Anlagen AG	397,305	0.1
7,122		Porr Ag	193,913	0.1
6,308	L	Schoeller-Bleckmann Oilfield Equipment AG	379,175	0.2
19,378		Wienerberger AG	357,275	0.1
			1,706,930	0.7

		Belgium: 1.7%
3,930		Ackermans & van Haaren NV	598,049	0.2
151,931		AGFA-Gevaert NV	647,631	0.3
1,871		Barco NV	122,953	0.0
4,915		Cie d'Entreprises CFE	609,326	0.3
1,979		Cofinimmo	220,537	0.1
17,548		D'ieteren SA	593,460	0.2
4,594		Kinepolis Group NV	190,705	0.1
11,594		Melexis NV	564,554	0.2
12,438		Mobistar SA	303,800	0.1
6,356		Sioen Industries NV	123,572	0.1
2,682		Warehouses De Pauw SCA	219,559	0.1
			4,194,146	1.7

		Bermuda: 0.0%
13,463	@	Vostok New Ventures Ltd.	85,527	0.0

		Brazil: 0.0%
7,738		Magazine Luiza SA	23,676	0.0
1,553		Totvs S.A.	13,760	0.0
			37,436	0.0

		Canada: 4.8%
11,100	@	Aecon Group, Inc.	128,266	0.1
41,847	@	Air Canada	344,351	0.1
1,900	@	AirBoss of America Corp.	28,276	0.0
48,588	@	Altus Group Ltd. - Canada	707,863	0.3
7,462	@	Amaya, Inc.	166,748	0.1
3,100	@	Arsenal Energy, Inc.	4,007	0.0
78,600	@	Bankers Petroleum Ltd.	132,242	0.1
51,930	@	Birchcliff Energy Ltd.	226,370	0.1
3,900	@	Bird Construction, Inc.	39,101	0.0
1,400	@	Calian Technologies Ltd.	16,263	0.0
9,006	@	Canadian Apartment Properties REIT	185,410	0.1
4,000	@	Canam Group, Inc.	46,344	0.0
23,523	@	Canfor Pulp Products, Inc.	244,836	0.1
28,975	@	Cascades, Inc.	206,521	0.1
7,300	@	Cathedral Energy Services Ltd.	6,476	0.0
5,400	@	CCL Industries, Inc.	765,028	0.3
47,700	@	Centerra Gold, Inc.	268,486	0.1
24,600	@	Cipher Pharmaceuticals, Inc.	101,591	0.0
1,119	@,L	Clarke, Inc.	8,789	0.0
7,215	@	Cogeco Cable, Inc.	372,613	0.2
2,025	@	Cogeco, Inc.	85,826	0.0
15,200	@	Corridor Resources, Inc.	4,475	0.0
2,200	@	Cott Corp.	22,966	0.0
49,346	@	Dominion Diamond Corp.	521,914	0.2
10,300	@	Dream Industrial Real Estate Investment Trust	63,331	0.0
16,624	@	Element Financial Corp.	214,983	0.1
21,444	@	Enerflex Ltd.	206,962	0.1
44,500	@	Ensign Energy Services, Inc.	279,742	0.1
75,937		Entertainment One Ltd.	256,673	0.1
4,900	@	Exco Technologies Ltd.	54,636	0.0

See Accompanying Notes to Financial Statements

13

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

3,800	@	Extendicare, Inc.	24,963	0.0
20,662	@	Gluskin Sheff + Associates, Inc.	350,477	0.1
2,000	@	Guardian Capital Group Ltd.	27,378	0.0
2,800	@	Hardwoods Distribution, Inc.	35,203	0.0
44,557	@	High Arctic Energy Services, Inc.	130,850	0.1
300	@	Lassonde Industries, Inc.	35,797	0.0
6,370	@	Laurentian Bank of Canada	258,044	0.1
2,800	@	Linamar Corp.	162,720	0.1
96,000	@	Lucara Diamond Corp.	121,138	0.1
5,900	@	Macro Enterprises, Inc.	8,122	0.0
8,500	@	Magellan Aerospace Corp.	112,848	0.1
400	@	Morguard Corp.	44,050	0.0
98,846	@	Nevsun Resources Ltd	295,570	0.1
1,900	@	New Flyer Industries, Inc.	27,550	0.0
10,600	@	Noranda Income Fund	21,401	0.0
18,363	@	North American Energy Partners, Inc.	41,317	0.0
43,350	@	Parex Resources, Inc.	325,556	0.1
46,493	@	Petroamerica Oil Corp.	25,600	0.0
5,900	@	Pizza Pizza Royalty Corp.	61,725	0.0
8,810	@	Quebecor, Inc.	207,449	0.1
50,974	@	Raging River Exploration, Inc.	323,558	0.1
10,100	@	Reitmans Canada Ltd.	37,539	0.0
36,665	@	Richmont Mines, Inc.	110,728	0.1
9,299	@	Ritchie Bros Auctioneers, Inc.	241,364	0.1
46,953	@	Rona, Inc.	490,141	0.2
9,431	@	Stella-Jones, Inc.	347,063	0.1
35,000	@	Teranga Gold Corp.	14,454	0.0
4,600	@	Torstar Corp.	14,247	0.0
2,200	@	Total Energy Services, Inc.	24,682	0.0
61,439	@	Transcontinental, Inc.	946,770	0.4
18,700	@	Uni-Select, Inc.	926,705	0.4
46,700	@	Western Energy Services Corp.	147,500	0.1
497	@	Westjet Airlines Ltd.	9,198	0.0
12,400	@	Wi-LAN, Inc.	23,044	0.0
43,500	@	Xtreme Drilling and Coil Services Corp.	66,867	0.0
16,517	@	Yellow Pages Ltd./Canada	213,852	0.1
			11,966,559	4.8

		Chile: 0.1%
9,087	@	Cia Cervecerias Unidas SA ADR	217,815	0.1

		China: 0.5%
34,000		Baoye Group Co. Ltd.	23,513	0.0
14,836		China King-highway Holdings Ltd.	48,364	0.0
17,778	@	China Yuchai International Ltd.	230,936	0.1
790,000		Prime Success International Group	142,230	0.1
94,000		Harbin Electric Co. Ltd.	56,037	0.0
11,795		Li Heng Chemical Fibre Technologies Ltd.	4,336	0.0
281,000		Phoenix Healthcare Group Co. Ltd.	425,526	0.2
88,000	@	RREEF China Commercial Trust	–	–
92,000		Sinotruk Hong Kong Ltd.	38,294	0.0
386,000		Sound Global Ltd.	156,878	0.1
67,000		Weiqiao Textile Co.	30,236	0.0
			1,156,350	0.5

		Denmark: 1.3%
257		ALK-Abello A/S	27,954	0.0
17,218		Bavarian Nordic A/S	688,977	0.3
27,877		Columbus A/S	22,401	0.0
5,310		Dfds A/S	161,280	0.1
15,752		DSV A/S	639,205	0.2
6,380	@	Forward Pharma A/S ADR	160,521	0.1
68,658		Griffin IV Berlin A/S	49,097	0.0
36,888		H Lundbeck A/S	1,083,652	0.4
1,720		Pandora A/S	198,484	0.1
433		PER Aarsleff A/S	145,312	0.1
344		Solar A/S	20,980	0.0
4,573		Spar Nord Bank A/S	43,804	0.0
			3,241,667	1.3

		Finland: 0.5%
5,428		Atria PLC	49,248	0.0
26,767		Cramo PLC	491,527	0.2
5,970		Finnair OYJ	24,684	0.0
35,127		HKScan OYJ	141,364	0.1
7,080		Lassila & Tikanoja OYJ	136,870	0.1
8,558		M-real OYJ	54,448	0.0
19,720	@	Oriola-KD OYJ	96,362	0.0
46,771		Sponda OYJ	198,682	0.1
1,403		Tieto OYJ	35,977	0.0
3,309		YIT OYJ	17,442	0.0
			1,246,604	0.5

		France: 5.1%
4,602		Alten Ltd.	238,559	0.1
3,100		Arkema SA	226,544	0.1
4,825		Atos SE	384,102	0.2
675		Ausy	28,251	0.0
1,451		Boiron SA	128,254	0.1
1,601		Caisse Regionale de Credit Agricole Mutuel Nord de France	28,761	0.0
1,111		Cegid Group	52,243	0.0
51,479		Coface SA	416,811	0.2
2,912		Compagnie des Alpes	54,181	0.0
3,883	@	Criteo SA ADR	147,787	0.1
86,249		Derichebourg	264,687	0.1
65		Devoteam SA	2,112	0.0
9,104		Etablissements Maurel et Prom	32,750	0.0
8,881		Eurazeo SA	625,340	0.3
5,736		EuropaCorp	29,357	0.0
3,508		Fonciere Des Regions	330,192	0.1
167		GEA	13,828	0.0
882		Groupe Crit	47,816	0.0
1,501		Groupe Fnac	97,367	0.0
2,164		Guerbet	146,779	0.1
25,635		Havas SA	222,019	0.1
5,912	L	ID Logistics Group	766,484	0.3
18,129		Imerys SA	1,240,577	0.5
4,875		Ingenico Group SA	574,527	0.2
8,653		Ipsen SA	545,726	0.2

See Accompanying Notes to Financial Statements

14

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

7,019		Korian SA	265,332	0.1
2,221		Le Belier	75,517	0.0
1,992		Lectra	23,501	0.0
380		Manutan International	19,301	0.0
9,658		Mercialys SA	221,863	0.1
7,980		MGI Coutier	142,597	0.1
833		Mr Bricolage	11,853	0.0
6,441		Nexity	285,016	0.1
765		Plastivaloire	57,237	0.0
2,009		Poxel SA	20,057	0.0
6,808		Saft Groupe SA	175,480	0.1
1,286		Synergie SA	34,407	0.0
50,271		Technicolor SA	339,975	0.1
8,412		Teleperformance	660,182	0.3
95		Tessi SA	11,961	0.0
106		Total Gabon	21,080	0.0
424		Trigano SA	20,394	0.0
59,622		UbiSoft Entertainment	1,786,354	0.7
2,175		Valeo SA	335,875	0.1
14,775		Veolia Environnement	343,227	0.2
451		Vetoquinol SA	18,920	0.0
3,218	L	Virbac SA	641,098	0.3
4,094		Wendel	490,773	0.2
			12,647,054	5.1

		Germany: 6.3%
10,320	L	Adler Modemaerkte AG	118,591	0.0
11,453		ADVA AG Optical Networking	124,029	0.1
8,267	L	Amadeus Fire AG	689,810	0.3
20,266		Aurelius SE & Co. KGaA	903,300	0.4
4,238		Aurubis AG	283,098	0.1
371		bet-at-home.com AG	35,679	0.0
1,838		CENIT AG	36,381	0.0
9,249		CENTROTEC Sustainable AG	147,727	0.1
6,231		Cewe Stiftung & Co. KGAA	374,763	0.2
74,856		Deutsche Lufthansa AG	1,105,454	0.4
43,125		Deutz AG	161,599	0.1
18,763		Dialog Semiconductor PLC	694,134	0.3
6,144		Duerr AG	511,567	0.2
470		Eckert & Ziegler AG	9,910	0.0
3,487		Elmos Semiconductor AG	51,679	0.0
18,043		ElringKlinger AG	403,719	0.2
826	@	Formycon AG	21,359	0.0
4,254		Francotyp-Postalia Holding AG	20,919	0.0
10,565		Freenet AG	356,397	0.1
4,856		Gerresheimer AG	378,646	0.2
3,836		GRENKELEASING AG	703,829	0.3
3,001		Hannover Rueck SE	346,946	0.1
198		Hornbach Baumarkt AG	7,074	0.0
1,216		Hornbach Holding AG & Co. KGaA	93,629	0.0
931		Hypoport AG	56,471	0.0
7,360		Jenoptik AG	119,013	0.0
835		Koenig & Bauer AG	26,169	0.0
38,771	L	Kontron AG	132,167	0.1
1,778		Krones AG	213,848	0.1
948		Leifheit AG	49,074	0.0
10,066		Nemetschek AG	433,854	0.2
15,819		Nordex AG	516,715	0.2
54,437	@	Patrizia Immobilien AG	1,496,643	0.6
1,563		Rheinmetall AG	98,308	0.0
26,218		Rhoen Klinikum AG	782,101	0.3
59,697		SAF-Holland SA	871,299	0.4
561		Schweizer Electronic AG	12,431	0.0
13,534		STRATEC Biomedical AG	788,188	0.3
16,160		Stroeer Media SE	1,019,619	0.4
18,828		TAG Immobilien AG	243,709	0.1
1,351		Takkt AG	25,092	0.0
7,029		TLG Immobilien AG	132,220	0.1
11,565		TUI AG - TUI - GBP	215,058	0.1
6,306		United Internet AG	327,426	0.1
1,092		Vib Vermoegen AG	20,954	0.0
11,311		VTG AG	369,047	0.2
1,511		Wuestenrot & Wuerttembergische AG	26,513	0.0
308		XING AG	60,797	0.0
			15,616,955	6.3

		Greece: 0.0%
4,956		Aegean Airlines SA	38,478	0.0
4,088		Metka SA	39,245	0.0
			77,723	0.0

		Guernsey: 0.0%
9,695		Tetragon Financial Group Ltd.	93,621	0.0

		Hong Kong: 1.6%
466,000		Bossini International Hldg	40,107	0.0
6,000		Cafe de Coral Holdings Ltd.	20,295	0.0
330,000		Champion Technology Holdings Ltd.	6,448	0.0
5,605,840		China Billion Resources Ltd.	–	–
105,448		China Engine Group Ltd.	160,417	0.1
125,000	@	Chun Sing Engineering Holdings Ltd.	17,708	0.0
200,000		Computime Group Ltd.	32,864	0.0
47,200		Dah Sing Financial Holdings Ltd.	264,543	0.1
507,500	@	DMX Technologies Group Ltd.	–	–
116,000		Dream International Ltd.	21,702	0.0
558,000		Emperor International Holdings Ltd.	107,735	0.0
50,000		eSun Holdings Ltd.	4,580	0.0
21,000		Fairwood Holdings Ltd.	64,926	0.0
716,000		Fountain SET Hldgs	89,221	0.0
566,000		Get Nice Holdings Ltd.	23,279	0.0
54,000		Giordano Intl. Ltd.	28,977	0.0
2,000		Guoco Group Ltd.	22,931	0.0
30,944		Hanison Construction Holdings Ltd.	5,678	0.0
127,200		HKR International Ltd.	56,650	0.0
10,000		Hong Kong Ferry Holdings Co. Ltd.	11,659	0.0
238,000		Hop Fung Group Holdings Ltd.	19,870	0.0
54,000		Hung Hing Printing Group Ltd.	6,887	0.0
88,000		I.T LTD	26,872	0.0
52,000		Jinhui Holdings Co., Ltd.	6,977	0.0
3,680,000		Lai Fung Holdings Ltd.	62,674	0.0
928,000		Lai Sun Development Co. Ltd.	16,933	0.0
9,000		Lippo Ltd.	4,985	0.0
379,200		Man Wah Holdings Ltd.	433,187	0.2

See Accompanying Notes to Financial Statements

15

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

230,000		Neptune Group Ltd.	2,418	0.0
108,000		Newocean Energy Holdings Ltd.	43,976	0.0
278,000		Pacific Andes International Holdings Ltd.	5,323	0.0
350,000		PAX Global Technology Ltd.	457,681	0.2
13,449		Ping Shan Tea Group Ltd.	85	0.0
72,000		Playmates Holdings Ltd.	82,258	0.0
191,000		Road King Infrastructure	166,298	0.1
656,000		Shun TAK Holdings Ltd.	261,443	0.1
1,260,000		Sinolink Worldwide Holdings	139,261	0.1
201,500		SmarTone Telecommunications Holding Ltd.	356,714	0.2
2,000		Soundwill Holdings Ltd.	2,567	0.0
198,000		Texwinca Holdings Ltd.	192,690	0.1
1,780,000		Tongda Group Holdings Ltd.	362,519	0.2
100,000		TPV Technology Ltd.	14,641	0.0
149,000		Value Partners Group Ltd.	157,779	0.1
69,500		Valuetronics Holdings Ltd.	20,977	0.0
109,000		Varitronix International Ltd.	74,364	0.0
464,400		VST Holdings Ltd.	136,332	0.1
140,000		Wuling Motors Holdings Ltd.	10,946	0.0
			4,046,377	1.6

		India: 1.3%
2,647		Accelya Kale Solutions Ltd.	38,347	0.0
3,030		Balmer Lawrie & Co. Ltd.	26,920	0.0
19,887	@	Eros International Media Ltd.	84,041	0.0
34,065		FIEM Industries Ltd.	309,858	0.1
25,620	@	Geodesic Ltd.	–	–
45,888		GHCL Ltd.	101,380	0.0
22,694		Gujarat Alkalies & Chemicals Ltd.	58,172	0.0
35,470		Gujarat Industries Power Co. Ltd.	42,093	0.0
84,587		Gujarat State Fertilisers & Chemicals Ltd.	93,430	0.0
32,130		KPR Mill Ltd.	393,909	0.2
139,422		KRBL Ltd.	444,280	0.2
30,346		Nucleus Software Exports Ltd.	112,061	0.1
3,956		RSWM Ltd.	16,973	0.0
100,998		Sonata Software Ltd.	239,727	0.1
4,819		State Bank of Bikaner & Jaipur	38,653	0.0
21,497		Tamilnadu Newsprint & Papers Ltd.	67,416	0.0
5,371		Tata Elxsi Ltd.	149,420	0.1
214,251		Trident Ltd./India	143,155	0.1
21,379	@	Varun Industries Ltd.	–	–
16,669		Welspun India Ltd.	182,459	0.1
2,550	@	WNS Holdings Ltd. ADR	86,878	0.1
39,975		Zensar Technologies Ltd.	588,133	0.2
			3,217,305	1.3
		Indonesia: 0.1%
554,400	@	Agung Podomoro Land Tbk PT	11,154	0.0
5,496,462	@	Darma Henwa Tbk PT	20,078	0.0
2,582,500		Gajah Tunggal Tbk PT	110,998	0.1
129,500		Indah Kiat Pulp and Paper Corp. Tbk PT	7,806	0.0
82,900		Petrosea Tbk PT	1,921	0.0
4,480	@	Sunway Construction Group Bhd	1,356	0.0
			153,313	0.1

		Ireland: 0.3%
230,382	@	Cairn Homes PLC	255,873	0.1
81,479		Circle Oil PLC	6,280	0.0
65,883		UDG Healthcare PLC	482,342	0.2
			744,495	0.3

		Israel: 0.5%
11,628	@	Babylon Ltd.	5,737	0.0
132,566		El Al Israel Airlines	62,727	0.1
496	@	Enzymotec Ltd.	4,618	0.0
1,410		Formula Systems 1985 Ltd.	41,309	0.0
19,482	@	Mellanox Technologies Ltd.	917,797	0.4
5,870	@,L	Neuroderm Ltd.	108,536	0.0
168,378		Oil Refineries Ltd.	61,535	0.0
3,781		Plus500 Ltd.	20,429	0.0
			1,222,688	0.5

		Italy: 5.8%
210,059		AEM S.p.A.	287,744	0.1
50,492		Amplifon S.p.A.	392,632	0.2
143,540		Anima Holding SpA	1,405,439	0.6
9,304		Ascopiave SpA	21,895	0.0
85,318		Autogrill S.p.A.	794,188	0.3
25,995		Autostrada Torino-Milano S.p.A.	348,406	0.1
3,654		Banca IFIS SpA	90,131	0.0
720,217		Beni Stabili S.p.A.	591,726	0.2
6,816		Biesse S.p.A.	111,620	0.0
14,186		Brembo SpA	625,263	0.3
41,940	L	Brunello Cucinelli SpA	758,583	0.3
7,618		Caltagirone SpA	20,306	0.0
76,607		Cerved Information Solutions SpA	580,364	0.2
30,895		Credito Emiliano S.p.A.	220,753	0.1
17,087		Danieli & Co. Officine Meccaniche S.p.A.	364,877	0.2
19,064		DiaSorin SpA	853,553	0.3
4,546		Digital Bros SpA	52,435	0.0
615		El.En. SpA	28,688	0.0
6,441		Elica SpA	13,632	0.0
15,292		Emak SpA	13,839	0.0
441		Engineering Ingegneria Informatica SpA	26,963	0.0
74,638		ERG S.p.A.	1,059,521	0.4
10,101		Exor S.p.A.	500,950	0.2
134,326	#,@	Infrastrutture Wireless Italiane SpA	696,920	0.3
767		Italmobiliare SpA	33,107	0.0
6,023	L	Italmobiliare SpA - RSP	163,764	0.1
8,621		La Doria SpA	116,239	0.1
65,851		Moncler S.p.A.	1,059,210	0.4
138,885	#,@	OVS SpA	955,214	0.4
26,436		Recordati S.p.A.	657,078	0.3

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

56,846		Reno de Medici SpA	20,878	0.0
31,928		Salvatore Ferragamo Italia SpA	866,580	0.4
283,500	L	Saras S.p.A.	559,366	0.2
3,509		Servizi Italia SpA	15,350	0.0
2,466		Sesa SpA	38,534	0.1
5,943		Sogefi S.p.A.	14,370	0.0
			14,360,118	5.8

		Japan: 27.8%
4,200		Aderans Co. Ltd.	29,368	0.0
4,900		Ahresty Corp.	32,914	0.0
1,000		Aichi Bank Ltd.	55,642	0.0
11,000		Akita Bank Ltd.	36,080	0.0
3,900		Alpha Systems, Inc.	65,779	0.0
800		Amiyaki Tei Co., Ltd.	28,442	0.0
2,100		Amuse, Inc.	84,727	0.0
8,000		Anabuki Kosan, Inc.	16,263	0.0
800		AOI Electronic Co. Ltd.	23,264	0.0
1,900		Arakawa Chemical Industries Ltd.	18,890	0.0
1,200		Arata Corp.	25,380	0.0
1,000		Arc Land Sakamoto Co., Ltd.	21,890	0.0
47,000		Arealink Co. Ltd.	56,837	0.0
10,500		Ariake Japan Co., Ltd.	476,261	0.2
2,800		Asahi Broadcasting Corp.	18,762	0.0
28,400		Asahi Intecc Co. Ltd.	1,097,024	0.5
32,000		Asanuma Corp.	80,162	0.0
12,000		ASKA Pharmaceutical Co., Ltd.	143,837	0.1
7,000		Bando Chemical Industries Ltd.	29,391	0.0
11,000		Bank of Saga Ltd.	24,953	0.0
5,800		Belluna Co., Ltd.	33,098	0.0
2,700		BML, Inc.	79,512	0.0
3,000		Bunka Shutter Co., Ltd.	23,290	0.0
58,000		Central Glass Co., Ltd.	286,288	0.1
3,700		Chiba Kogyo Bank Ltd.	21,643	0.0
2,700		Chimney Co. Ltd.	69,067	0.0
3,500		Chiyoda Integre Co., Ltd.	84,506	0.0
7,000		Chori Co., Ltd.	98,656	0.1
11,800		Chubu Shiryo Co., Ltd.	101,298	0.1
58,000	L	Chuetsu Pulp & Paper Co., Ltd.	103,137	0.1
26,600		CKD Corp.	241,866	0.1
3,300		Cleanup Corp.	20,854	0.0
12,900		Computer Engineering & Consulting Ltd.	114,456	0.1
2,400		CONEXIO Corp.	24,203	0.0
2,500		Corona Corp.	24,626	0.0
2,100		Cresco Ltd.	33,440	0.0
7,900		CTI Engineering Co., Ltd.	78,143	0.0
10,200		CyberAgent, Inc.	418,939	0.2
24,000		Dai Nippon Toryo Co., Ltd.	36,610	0.0
8,000		Daihatsu Diesel Manufacturing Co., Ltd.	51,982	0.0
78,000		Daihen Corp.	387,864	0.2
19,000		Daiichi Jitsugyo Co., Ltd.	81,065	0.0
1,300		Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	51,579	0.0
84,000		Daikyo, Inc.	145,204	0.1
17,300		Daikyonishikawa Corp.	915,188	0.4
58,000		Daito Bank Ltd.	92,451	0.1
1,100		Daito Pharmaceutical Co. Ltd.	26,346	0.0
115,000	Daiwa Industries Ltd.	760,803	0.3
2,900	DCM Holdings Co., Ltd.	19,211	0.0
100,000	Denka Co., Ltd.	464,052	0.2
54,900	Denyo Co., Ltd.	890,329	0.4
21,600	Doutor Nichires Holdings Co., Ltd.	314,542	0.1
35,691	DTS Corp.	843,667	0.4
12,000	Ehime Bank Ltd.	24,765	0.0
9,000	Eighteenth Bank Ltd.	27,311	0.0
7,400	EPS Holdings, Inc.	72,496	0.0
2,800	ESCRIT, Inc.	21,212	0.0
2,200	FALCO HOLDINGS Co. Ltd.	27,090	0.0
71,000	Ferrotec Corp.	692,026	0.3
30,400	FIDEA Holdings Co., Ltd.	65,823	0.0
3,900	First Brothers Co. Ltd.	44,764	0.0
11,600	Foster Electric Co., Ltd.	284,618	0.1
14,000	Fuji Kiko Co., Ltd.	57,344	0.0
6,000	Fuji Pharma Co. Ltd.	104,699	0.1
20,427	Fuji Soft, Inc.	390,313	0.2
9,200	Fujikura Kasei Co., Ltd.	43,213	0.0
72,000	Fujikura Ltd.	370,074	0.2
10,200	Fujitsu Frontech Ltd.	132,304	0.1
2,500	FuKoKu Co. Ltd.	21,326	0.0
900	Fukuda Denshi Co., Ltd.	43,916	0.0
3,800	Funai Soken Holdings, Inc.	58,298	0.0
2,000	Furusato Industries Ltd.	29,490	0.0
8,000	Fuso Pharmaceutical Industries Ltd.	18,559	0.0
34,400	Futaba Industrial Co., Ltd.	147,892	0.1
15,200	Future Architect, Inc.	82,852	0.0
5,500	G-7 Holdings, Inc.	85,895	0.0
2,800	GCA Savvian Corp.	32,876	0.0
12,300	Grandy House Corp.	42,708	0.0
36,800	H2O Retailing Corp.	714,860	0.3
2,600	Hamakyorex Co., Ltd.	52,498	0.0
3,900	Haruyama Trading Co., Ltd.	23,839	0.0
49,700	Haseko Corp.	505,309	0.2
6,000	Higashi-Nippon Bank Ltd.	20,269	0.0
18,000	Hitachi Kokusai Electric, Inc.	248,526	0.1
20,100	Hitachi Transport System Ltd.	353,847	0.2
2,000	Hitachi Zosen Fukui Corp.	19,892	0.0
21,000	Hodogaya Chemical Co., Ltd.	29,129	0.0
10,000	Hokkan Holdings Ltd.	25,523	0.0
2,000	Hokko Chemical Industry Co. Ltd.	7,499	0.0
9,000	Hokuriku Electrical Construction Co. Ltd.	77,802	0.0
8,600	Hoshizaki Electric Co., Ltd.	621,851	0.3
4,400	I K K, Inc.	19,961	0.0
17,700	IBJ Leasing Co., Ltd.	373,742	0.2
19,000	Ichiken Co. Ltd.	68,917	0.0
2,700	Ichinen Holdings Co., Ltd.	23,275	0.0
25,000	IHI Corp.	70,535	0.0
49,100	Iida Group Holdings Co. Ltd.	920,275	0.4
2,100	Inaba Seisakusho Co., Ltd.	22,462	0.0
73,009	Inabata & Co., Ltd.	845,671	0.4

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

30,100		Infocom Corp.	261,165	0.1
125,000		Ishihara Sangyo Kaisha Ltd.	121,205	0.1
5,400		Information Services International-Dentsu Ltd.	84,372	0.0
6,100		Itochu Enex Co., Ltd.	48,858	0.0
13,200		Itoki Corp.	96,502	0.1
4,100		IwaiCosmo Holdings, Inc.	45,604	0.0
12,000		Iwasaki Electric Co., Ltd.	24,422	0.0
8,100		Jafco Co., Ltd.	309,433	0.1
17,100		Jamco Corp.	717,293	0.3
37,000		Japan Aviation Electronics Industry Ltd.	655,422	0.3
26,700		Japan Foundation Engineering Co. Ltd.	115,710	0.1
8,000		Jeol Ltd.	48,299	0.0
19,000		Joban Kosan Co. Ltd.	23,576	0.0
17,000		J-Oil Mills, Inc.	49,149	0.0
1,800		Kaga Electronics Co., Ltd.	25,198	0.0
700		Kamei Corp.	6,965	0.0
5,000		Kanagawa Chuo Kotsu Co., Ltd.	29,251	0.0
957,000		Kanematsu Corp.	1,580,232	0.6
25,000		Kanto Denka Kogyo Co., Ltd.	194,616	0.1
6,500		Kappa Create Co., Ltd.	64,238	0.0
17,500		Kasai Kogyo Co., Ltd.	217,498	0.1
3,300		Kawasumi Laboratories, Inc.	23,514	0.0
7,700		Keihanshin Building Co. Ltd.	42,601	0.0
124,900		Kenedix, Inc.	450,962	0.2
1,700		Kenko Mayonnaise Co. Ltd.	22,613	0.0
5,700		King Co. Ltd.	20,171	0.0
32,000		KNT-CT Holdings Co., Ltd.	74,838	0.0
18,000		Kitagawa Iron Works Co., Ltd.	46,618	0.0
1,700		Kita-Nippon Bank Ltd.	46,720	0.0
1,000		Kitano Construction Corp.	2,642	0.0
15,100		Kojima Co., Ltd.	35,343	0.0
3,300		Komatsu Wall Industry Co., Ltd.	54,965	0.0
5,400		Kosaido Co., Ltd.	17,330	0.0
1,100		KRS Corp.	23,518	0.0
6,600		Ks Holdings Corp.	232,918	0.1
9,500		Kura Corp.	287,101	0.1
14,000		Kurabo Industries Ltd.	24,806	0.0
20,000		Kyodo Printing Co., Ltd.	55,481	0.0
2,000		Kyosei Rentemu Co. Ltd.	16,755	0.0
20,000		Kyowa Exeo Corp.	208,722	0.1
13,000		Kyowa Leather Cloth Co., Ltd.	117,764	0.1
32,000		Kyudenko Corp.	659,607	0.3
29,970	@	Kyushu Financial Group, Inc.	230,481	0.1
3,200		LAC Co. Ltd.	38,741	0.0
68,600		Leopalace21 Corp.	365,496	0.2
1,600		Life Corp.	40,054	0.0
51,000		Makino Milling Machine Co., Ltd.	395,019	0.2
5,900		Marubun Corp.	42,519	0.0
75,000		Marudai Food Co., Ltd.	278,065	0.1
1,600		Maruka Machinery Co. Ltd.	23,413	0.0
5,000		Matsui Construction Co., Ltd.	28,117	0.0
6,200		Matsumotokiyoshi Holdings Co., Ltd.	265,461	0.1
1,400		Maxvalu Tokai Co. Ltd.	21,417	0.0
7,800		Meisei Industrial Co. Ltd.	36,594	0.0
5,800		Meiwa Estate Co., Ltd.	25,246	0.0
37,400	L	Message Co., Ltd.	921,825	0.4
13,000		Michinoku Bank Ltd.	22,469	0.0
11,000		Mie Bank Ltd.	23,702	0.0
7,000		Mie Kotsu Group Holdings, Inc.	26,934	0.0
12,800		Mikuni Corp.	51,292	0.0
70,627		Mimasu Semiconductor Industry Co., Ltd.	665,042	0.3
5,100		Mirait Holdings Corp.	44,193	0.0
6,300		Miroku Jyoho Service Co. Ltd.	45,169	0.0
800		Mitani Corp.	19,817	0.0
39,500		Mito Securities Co., Ltd.	129,015	0.1
188,200		Mitsubishi UFJ Lease & Finance Co., Ltd.	987,816	0.4
185,000		Mitsubishi Materials Corp.	645,341	0.3
1,100		Mitsubishi Research Institute, Inc.	27,251	0.0
4,000		Mitsuboshi Belting Co., Ltd.	33,252	0.0
11,400		Mitsui High-Tec, Inc.	66,871	0.0
22,000		Mitsui Matsushima Co., Ltd.	21,562	0.0
26,800		Miura Co., Ltd.	319,778	0.1
7,500		Mone Square Holdings, Inc.	105,122	0.1
900		Monogatari Corp.	38,261	0.0
64,200		DMG Mori Co. Ltd.	913,676	0.4
9,600		MTI Ltd.	61,290	0.0
15,000		Nagano Bank Ltd.	25,041	0.0
2,400		Naigai Trans Line Ltd.	22,575	0.0
14,100		Nakano Corp.	86,570	0.0
33,083		Namura Shipbuilding Co., Ltd.	289,318	0.1
9,000		NDS Co. Ltd.	22,235	0.0
7,000		New Japan Radio Co., Ltd.	31,037	0.0
11,100		Nichiha Corp.	149,694	0.1
10,073		Nichireki Co., Ltd.	79,912	0.0
3,800		Nichirin Co. Ltd.	46,363	0.0
2,000		NIFTY Corp.	18,447	0.0
51		Nippon Accommodations Fund, Inc.	175,946	0.1
78,000		Nippon Chemical Industrial Co., Ltd.	178,259	0.1
15,000		Nippon Chemiphar Co., Ltd.	73,334	0.0
13,900		Nippon Commercial Development Co. Ltd.	227,527	0.1
5,500		Nippon Filcon Co., Ltd./Tokyo	24,270	0.0
3,100		Nippon Hume Corp.	19,662	0.0
3,000		Nippon Pillar Packing Co., Ltd.	25,163	0.0
1,000		Nippon Piston Ring Co., Ltd.	16,557	0.0
10,000		Nippon Seisen Co., Ltd.	44,097	0.0
36,000		Nippon Shinyaku Co., Ltd.	1,407,543	0.6

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

15,000	Nippon Shokubai Co., Ltd.	1,173,857	0.5
3,200	Nippon Systemware Co., Ltd.	22,901	0.0
5,100	Nishimatsuya Chain Co., Ltd.	45,031	0.0
13,000	Nisshin Fudosan Co.	44,911	0.0
6,000	Nisshin Oillio Group Ltd.	22,277	0.0
90,000	Nittetsu Mining Co., Ltd.	396,489	0.2
3,300	Nitto Kogyo Corp.	63,686	0.0
8,000	Nitto Seiko Co., Ltd.	20,889	0.0
25,800	Nittoc Construction Co. Ltd.	114,831	0.1
12,700	NS Solutions Corp.	619,836	0.3
48,000	NTN Corp.	238,546	0.1
33,500	OAK Capital Corp.	67,502	0.0
86,000	Obayashi Road Corp.	606,464	0.3
53,000	Oenon Holdings, Inc.	97,346	0.1
5,800	Ohashi Technica, Inc.	65,258	0.0
21,000	Oita Bank Ltd.	88,495	0.0
1,300	Okinawa Electric Power Co., Inc.	31,912	0.0
8,000	Okuma Corp.	64,147	0.0
8,000	Okura Industrial Co., Ltd.	22,774	0.0
6,000	Origin Electric Co. Ltd.	16,697	0.0
12,700	Pasona Group, Inc.	96,750	0.1
1,800	Proto Corp.	23,354	0.0
8,000	Regal Corp.	22,468	0.0
4,000	Relo Holdings, Inc.	430,099	0.2
6,500	Renaissance, Inc.	68,074	0.0
14,800	Resorttrust, Inc.	380,373	0.2
6,000	Rheon Automatic Machinery Co., Ltd.	28,866	0.0
4,900	Round One Corp.	22,133	0.0
7,000	Ryoden Trading Co. Ltd.	45,792	0.0
3,000	Sagami Chain Co., Ltd.	30,924	0.0
5,100	Saizeriya Co., Ltd.	115,599	0.1
23,282	San-Ai Oil Co., Ltd.	177,830	0.1
2,000	Sanei Architecture Planning Co. Ltd.	21,974	0.0
34,000	San-In Godo Bank Ltd.	314,207	0.1
4,000	Sankyo Frontier Co. Ltd.	30,631	0.0
2,200	Sankyo Tateyama, Inc.	30,624	0.0
61,000	Sankyu, Inc.	343,628	0.2
2,100	Sanoyas Holdings Corp.	4,591	0.0
2,800	Sansha Electric Manufacturing Co. Ltd.	17,755	0.0
156,300	Sanwa Holdings Corp.	1,264,270	0.5
4,000	Sanyo Denki Co. Ltd.	24,362	0.0
114,000	Sanyo Shokai Ltd.	332,488	0.1
1,600	Sanyo Trading Co. Ltd.	21,253	0.0
2,900	Satori Electric Co., Ltd.	19,622	0.0
3,400	Sawai Pharmaceutical Co., Ltd.	217,659	0.1
15,900	Scroll Corp.	57,742	0.0
6,000	Seibu Electric Industry Co., Ltd.	21,115	0.0
20,000	Seika Corp.	45,444	0.0
9,800	Seikitokyu Kogyo Co., Ltd.	48,025	0.0
38,500	Seino Holdings Corp.	456,928	0.2
2,300	Senshu Electric Co. Ltd	33,126	0.0
10,900	Shidax Corp.	45,384	0.0
60,000	Shiga Bank Ltd.	320,693	0.1
34,000	Shimadzu Corp.	527,424	0.2
3,400	Shin Nippon Air Technologies Co. Ltd.	30,224	0.0
12,000	Shinagawa Refractories Co., Ltd.	26,923	0.0
2,600	Shinko Shoji Co., Ltd.	28,974	0.0
519,000	Shinsei Bank Ltd.	1,088,225	0.5
224,000	Shinsho Corp.	474,649	0.2
3,500	Shinwa Co., Ltd./Nagoya	49,176	0.0
8,300	Shizuoka Gas Co., Ltd.	55,792	0.0
4,000	Shobunsha Publications, Inc.	24,202	0.0
429,000	Showa Denko KK	540,315	0.2
7,000	Sinanen Holdings Co., Ltd.	26,059	0.0
5,900	SK-Electronics Co., Ltd.	50,461	0.0
5,100	SNT Corp.	24,493	0.0
3,700	SRA Holdings	75,995	0.0
41,000	Sumco Corp.	413,309	0.2
32,900	SCSK Corp.	1,261,385	0.5
36,500	Sumitomo Densetsu Co., Ltd.	478,553	0.2
25,000	Sumitomo Forestry Co., Ltd.	299,015	0.1
93,000	Sumitomo Osaka Cement Co., Ltd.	358,378	0.2
37,100	Sun Frontier Fudousan Co., Ltd.	299,455	0.1
4,000	Suncall Corp.	20,941	0.0
10,000	Systena Corp.	97,171	0.1
1,300	T&K Toka Co. Ltd.	23,886	0.0
1,600	Tachibana Eletech Co., Ltd.	18,021	0.0
4,200	Tachikawa Corp.	27,989	0.0
179,000	Taiheiyo Cement Corp.	590,114	0.3
3,700	Taiho Kogyo Co., Ltd.	42,701	0.0
2,200	Takamatsu Machinery Co. Ltd.	18,437	0.0
84,800	Takara Leben Co., Ltd.	440,866	0.2
100	Takara Printing Co., Ltd.	1,115	0.0
7,000	Takiron Co., Ltd.	29,955	0.0
2,400	Tamron Co., Ltd.	47,932	0.0
11,000	Tayca Corp.	45,927	0.0
83,900	TBK Co., Ltd.	332,625	0.1
18,000	TechnoPro Holdings, Inc.	482,686	0.2
177,000	Teijin Ltd.	624,819	0.3
46,800	Temp Holdings Co., Ltd.	698,716	0.3
27,300	Tenma Corp.	462,538	0.2
4,100	Tera Probe, Inc.	39,579	0.0
3,200	T-Gaia Corp.	48,789	0.0
3,900	TKC	91,929	0.0
180,000	TOA Road Corp.	708,620	0.3
26,000	Tochigi Bank Ltd.	148,518	0.1
1,400	Toell Co. Ltd.	7,287	0.0
6,000	Toenec Corp.	46,442	0.0
13,000	Togami Electric Manufacturing Co. Ltd.	77,094	0.0
9,200	Toho Holdings Co., Ltd.	203,976	0.1
23,900	TOKAI Holdings Corp.	101,356	0.1
11,000	Tokai Rika Co., Ltd.	237,850	0.1
9,000	Tokushu Tokai Holdings Co., Ltd.	29,955	0.0
6,000	Tokyo Energy & Systems, Inc.	58,095	0.0
6,500	Tokyo Ohka Kogyo Co., Ltd.	207,748	0.1
14,400	Tokyo Sangyo Co. Ltd.	64,289	0.0
11,900	Tokyo Seimitsu Co., Ltd.	262,730	0.1
72,600	Tokyo Steel Manufacturing Co., Ltd.	484,472	0.2

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

135,000		Tokyo Tekko Co., Ltd.	625,750	0.3
20,121		Tokyo TY Financial Group, Inc.	630,243	0.3
13,000		Toli Corp.	36,932	0.0
10,000		Tomoku Co., Ltd.	21,551	0.0
29,000		Tonami Holdings Co., Ltd.	94,639	0.1
51,000		Nissan Tokyo Sales Holdings Co., Ltd.	133,719	0.1
3,500		Toukei Computer Co., Ltd.	63,080	0.0
4,300		Tow Co., Ltd.	28,762	0.0
140,000		Towa Bank Ltd.	122,498	0.1
3,900		Towa Pharmaceutical Co., Ltd.	265,217	0.1
119,800		Toyo Kohan Co., Ltd.	386,617	0.2
12,400		Toyo Machinery & Metal Co., Ltd.	46,105	0.0
9,000		Toyo Securities Co., Ltd.	29,047	0.0
18,700		Toyo Tire & Rubber Co., Ltd.	393,499	0.2
21,400		Transcosmos, Inc.	597,512	0.3
8,600		TS Tech Co., Ltd.	235,860	0.1
39,000		Tsubakimoto Chain Co.	285,763	0.1
25,200		Tsukuba Bank Ltd.	88,639	0.0
10,000		Tsuruha Holdings, Inc.	792,241	0.3
26,000		Uchida Yoko Co., Ltd.	83,418	0.0
5,700		UKC Holdings Corp.	114,211	0.1
2,600		Ulvac, Inc.	46,241	0.0
6,300		United Arrows Ltd.	271,410	0.1
29,930		Usen Corp.	79,688	0.0
7,600	L	Utoc Corp.	31,276	0.0
20,100		Warabeya Nichiyo Co., Ltd.	392,382	0.2
10,304		Watabe Wedding Corp.	43,839	0.0
17,000		Welcia Holdings Co. Ltd.	837,849	0.4
2,300		Yahagi Construction Co., Ltd.	19,784	0.0
16,900		Yamato Kogyo Co., Ltd.	450,167	0.2
1,000		Yamaya Corp.	20,725	0.0
96,600		Yamazen Corp.	862,668	0.4
7,400		Yaoko Co., Ltd.	298,054	0.1
5,100		Yashima Denki Co., Ltd.	24,590	0.0
2,000		Yellow Hat Ltd.	44,000	0.0
2,200		Yossix Co. Ltd.	49,122	0.0
74,500		Yuasa Trading Co., Ltd.	1,736,610	0.7
8,000		Yurtec Corp.	76,759	0.0
1,600		Yusen Logistics Co. Ltd.	18,667	0.0
48,000		Zenitaka Corp./The	252,277	0.1
45,200		Zenkoku Hosho Co. Ltd.	1,529,438	0.6
11,800	L	Zuiko Corp.	444,300	0.2
			68,880,131	27.8

		Liechtenstein: 0.0%
592		Verwalt & Privat-Bank AG	47,614	0.0

		Luxembourg: 0.9%
38,563		Braas Monier Building Group SA	1,009,624	0.4
257		Brederode SA	11,186	0.0
52,958		d'Amico International Shipping SA	40,665	0.0
62,367	#,@	O'Key Group SA GDR	130,971	0.1
31,539		Reinet Investments SCA	743,059	0.3
7,622	@	Stabilus SA	293,546	0.1
			2,229,051	0.9
		Malaysia: 0.2%
37,800		Hua Yang Bhd	16,346	0.0
39,600		Kossan Rubber Industries	75,097	0.0
288,800		KSL Holdings BHD	105,464	0.1
114,300		Kumpulan Fima BHD	47,320	0.0
339,200		LBS Bina Group Bhd	112,789	0.1
192,523		Lion Industries Corp. Bhd	14,070	0.0
5,400		Malaysian Pacific Industries Bhd	8,725	0.0
53,300		MNRB Holdings Bhd	42,505	0.0
254,500		V.S. Industry Berhad	91,840	0.0
			514,156	0.2

		Malta: 0.2%
49,398		Brait SE	565,626	0.2

		Mexico: 0.4%
1,698,728	L	Axtel SA de CV	733,265	0.3
24,854		Grupo Financiero Interacciones SA de CV	160,850	0.1
15,778		Industrias Bachoco SAB de CV	71,813	0.0
18,202	@	Unifin Financiera SAPI de CV SOFOM ENR	54,988	0.0
			1,020,916	0.4

		Netherlands: 1.7%
7,931		Aalberts Industries NV	257,126	0.1
4,510		Accell Group	94,030	0.1
9,860		Advanced Metallurgical Group NV	81,160	0.0
4,896		ASM International NV	186,770	0.1
15,295	L	BE Semiconductor Industries NV	330,145	0.1
34,642		Binck NV	304,725	0.1
1,081		DOCdata NV	26,229	0.0
16,055	#	Euronext NV	705,086	0.3
12,787		IMCD Group NV	477,576	0.2
21,419	#,@	Intertrust NV	423,255	0.2
1,984		KAS Bank NV	23,388	0.0
478,561	L	SNS Reaal NV	–	–
9,870		TKH Group NV	373,487	0.2
56,614		Post NL	233,235	0.1
34,890		USG People NV	554,554	0.2
			4,070,766	1.7

		New Zealand: 0.3%
50,790		Fisher & Paykel Healthcare Corp.	267,261	0.1
92,584		Nuplex Industries Ltd.	266,731	0.1
79,827		Summerset Group Holdings Ltd.	212,251	0.1
			746,243	0.3

		Norway: 0.9%
35,603		ABG Sundal Collier ASA	26,815	0.0
3,772		Aurora L.P.G Holding ASA	22,117	0.0
46,643		Borregaard ASA	248,578	0.1
310,246		BW Offshore Ltd.	129,350	0.1
59,781		Kongsberg Gruppen ASA	938,527	0.4
77,894		Kvaerner ASA	49,080	0.0
7,502		Sparebank 1 Nord Norge	30,902	0.0
109,599		SpareBank 1 SMN	687,185	0.3
1,473		Sparebanken Ost	8,495	0.0
3,503		Spectrum ASA	12,162	0.0

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

2,484		Veidekke ASA	31,555	0.0
			2,184,766	0.9

		Philippines: 0.1%
78,500		Benpres Holdings Corp.	11,371	0.0
105,250		Cebu Air, Inc.	200,519	0.1
			211,890	0.1

		Poland: 0.1%
4,052		Asseco Poland SA	59,810	0.1
836		Budimex SA	45,358	0.0
1,492		Fabryki Mebli Forte SA	21,864	0.0
6,094		Lentex SA	14,751	0.0
10,723		Netia SA	15,317	0.0
			157,100	0.1

		Portugal: 0.1%
29,130		CTT-Correios de Portugal SA	330,876	0.1

		Qatar: 0.0%
13,944		United Development Co. QSC	94,107	0.0

		Singapore: 0.4%
86,000		China Sunsine Chemical Holdings Ltd.	23,050	0.0
29,300		Chip Eng Seng Corp. Ltd.	14,325	0.0
138,300		CSE Global Ltd.	48,867	0.1
34,600		Hock Lian Seng Holdings Ltd.	9,342	0.0
53,590		Hong Leong Asia Ltd.	32,690	0.0
15,000		Hong Leong Finance Ltd.	25,462	0.0
145,000		Innovalues Ltd.	80,630	0.0
60,100		Lian Beng Group Ltd.	22,670	0.0
243,044		Mapletree Industrial Trust	264,574	0.1
11,300		NSL Ltd./Singapore	11,273	0.0
35,000		QAF Ltd.	26,108	0.0
31,000		Riverstone Holdings Ltd.	44,036	0.0
35,000		Sim Lian Group Ltd.	22,745	0.0
2,600		Sing Holdings Ltd.	557	0.0
47,500		Singapore O&G Ltd.	21,567	0.0
54,000		Stamford Land Corp. Ltd	19,873	0.0
281,900		Starhill Global Real Estate Investment Trust	162,841	0.1
5,740		Sunningdale Tech Ltd.	3,483	0.0
201,700		SunVic Chemical Holdings Ltd.	33,677	0.0
167,000		Tiong Woon Corp. Holding Ltd.	24,438	0.0
402,250		UMS Holdings Ltd.	144,686	0.1
8,500		Venture Corp. Ltd.	50,092	0.0
			1,086,986	0.4

		South Africa: 0.6%
4,893		Aeci Ltd.	33,659	0.0
1,985		JSE Ltd.	19,122	0.0
3,504		Liberty Holdings Ltd.	34,261	0.0
7,110		Mota-Engil Africa NV	46,888	0.0
14,802		Mpact Ltd.	51,736	0.1
36,990		Peregrine Holdings Ltd.	82,269	0.0
71,379		Super Group Ltd.	167,667	0.1
192,339		Telkom SA Ltd.	1,010,009	0.4
			1,445,611	0.6

		South Korea: 2.2%
314	@	ADTechnology Co. Ltd.	4,139	0.0
432		Asia Holdings Co. Ltd.	44,231	0.0
3,656		Asia Paper Manufacturing Co. Ltd.	62,473	0.0
5,731		Boryung Pharmaceutical Co. Ltd.	278,758	0.1
2,149		CJ O Shopping Co. Ltd.	331,538	0.1
132		Dae Han Flour Mills Co. Ltd.	22,480	0.0
8,765		Daesang Holdings Co. Ltd.	163,764	0.1
2,360		Daesung Holdings Co. Ltd.	24,602	0.0
19,945		Daewon San Up Co. Ltd.	116,341	0.0
605		DAP Co. Ltd.	2,400	0.0
4,212		Dongil Industries Co. Ltd.	212,068	0.1
5,930		Handsome Co. Ltd.	201,719	0.1
7,962		Heungkuk Fire & Marine Insurance Co. Ltd	27,937	0.0
4,106		Hotel Shilla Co. Ltd.	394,698	0.2
3,640		Inzi Controls Co. Ltd.	16,315	0.0
3,519		KISCO Corp.	149,242	0.1
4,305		KIWOOM Securities Co. Ltd.	220,440	0.1
3,014	@	KJB Financial Group Co. Ltd.	21,484	0.0
759		Kunsul Chemical Industrial Co. Ltd.	29,601	0.0
3,201		Kyungchang Industrial Co. Ltd.	19,294	0.0
196		KyungDong City Gas Co. Ltd.	18,138	0.0
3,144		LOTTE Himart Co. Ltd.	160,355	0.1
60,263		Nexen Tire Corp.	697,413	0.3
581		Nong Shim Co., Ltd.	187,760	0.1
4,658		Osstem Implant Co. Ltd.	271,997	0.1
908		RedcapTour Co. Ltd.	19,071	0.0
1,606		S&T Holdings Co. Ltd.	37,335	0.0
4,118		S&T Motiv Co. Ltd.	262,598	0.1
3,410		Saeron Automotive Corp.	26,188	0.0
8,006		Sam Young Electronics Co. Ltd.	87,516	0.0
347		Samyang Genex Co. Ltd.	69,172	0.0
8,970		Seah Besteel Corp.	225,572	0.1
1,841		Sejong Industrial Co., Ltd.	17,784	0.0
3,164		Sewon Precision Industry Co. Ltd.	67,579	0.0
12,846		SKC Co., Ltd.	431,154	0.2
11,737		SL Corp.	174,547	0.1
8,765		Tae Kyung Industrial Co. Ltd.	47,074	0.0
126		Taekwang Industrial Co. Ltd.	122,638	0.1
23,081		Wonik IPS Co. Ltd.	190,226	0.1
1,620		YESCO Co. Ltd.	53,133	0.0
5,806		Yoosung Enterprise Co. Ltd.	21,267	0.0
			5,532,041	2.2

		Spain: 0.9%
21,348		Applus Services SA	189,947	0.1
37,528		Bankinter S.A.	271,409	0.1
6,183		Bolsas y Mercados Espanoles	221,833	0.1
10,614		Enagas	320,949	0.1
77,166		FAES FARMA SA	207,344	0.1

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

16,020		Papeles y Cartones de Europa SA	90,881	0.0
42,151		Sol Melia SA	608,662	0.3
4,400		Tecnicas Reunidas SA	195,963	0.1
			2,106,988	0.9

		Sweden: 2.4%
5,063		Avanza AB	200,243	0.1
24,350		Axfood AB	439,422	0.2
26,722		Bilia AB	560,102	0.2
3,403		BioGaia AB	110,429	0.1
10,162		Boliden AB	194,565	0.1
79,986	L	Bufab Holding AB	420,721	0.2
4,280	L	Bure Equity AB	27,760	0.0
7,189		Byggmax Group AB	58,381	0.0
3,849		Cellavision AB	23,047	0.0
2,489		Clas Ohlson AB	37,800	0.0
56,000		Concentric AB	647,272	0.3
13,936		Dios Fastigheter AB	102,262	0.1
4,462		Duni AB	67,704	0.0
31,930		Fastighets AB Balder	643,218	0.3
5,180		Haldex AB	49,994	0.0
4,428		Hemfosa Fastigheter AB	48,016	0.0
1,217		Industrial & Financial Systems	47,015	0.0
5,084		Indutrade AB	241,750	0.1
1,544		Investment AB Oresund	33,404	0.0
4,674		Inwido AB	50,564	0.0
11,799		Medivir AB	104,859	0.1
22,484		Micronic Laser Systems AB	160,334	0.1
8,620		Moberg Pharma AB	53,321	0.0
27,859		MQ Holding AB	138,973	0.1
121,252	L	Net Insight AB	38,319	0.0
45,741		Nobia AB	560,196	0.2
3,293		Nolato AB	90,337	0.0
16,006		Ratos AB	93,424	0.0
4,685		Recipharm AB	80,336	0.0
58,584		Rottneros AB	39,359	0.0
4,631		Scandi Standard AB	26,560	0.0
128,926		Sensys Gatso Group AB	81,878	0.0
8,548		Swedish Orphan Biovitrum AB	129,772	0.1
8,660		Tethys Oil AB	53,461	0.0
3,931		Vitrolife AB	91,329	0.0
15,559		Wihlborgs Fastigheter AB	304,188	0.1
			6,050,315	2.4

		Switzerland: 5.7%
3,105		Actelion Ltd. - Reg	431,018	0.2
5,129		Adecco S.A.	381,266	0.2
1,147		Autoneum Holding AG	210,563	0.1
431		Bellevue Group AG	6,058	0.0
2,006		Bobst Group AG	84,932	0.1
949		Burkhalter Holding AG	101,385	0.1
1,277		Calida Holding AG	43,141	0.0
2,784		Charles Voegele Holding AG	24,785	0.0
10,791		Clariant AG	198,429	0.1
1,943		Coltene Holding AG	127,083	0.1
4,752		EFG International	47,739	0.0
915		Emmi AG	413,892	0.2
682		Feintool International Holding AG	63,514	0.0
322		Flughafen Zuerich AG	243,715	0.1
1,303		Forbo Holding AG	1,481,758	0.6
427		Galenica AG	625,511	0.2
47,151		Gategroup Holding AG	1,767,885	0.7
308		Georg Fischer AG	189,236	0.1
386		Helvetia Holding AG	201,886	0.1
221		HOCHDORF Holding AG	37,249	0.0
36		Huegli Holding AG	26,245	0.0
4,666		Implenia AG	231,263	0.1
55	@	Interroll Holding AG	42,567	0.0
7,230		Julius Baer Group Ltd.	358,482	0.1
373		Kaba Holding AG	232,584	0.1
2,332		Kardex AG	174,069	0.1
16,906		Logitech International SA	248,360	0.1
16,220		Lonza Group AG	2,380,768	1.0
9		Metall Zug AG	22,945	0.0
24,961		Micronas Semiconductor Holding AG	106,061	0.1
1,178	@	Molecular Partners AG	42,781	0.0
84,665		OC Oerlikon Corp. AG	812,438	0.3
87		Schaffner Holding AG	18,730	0.0
367		Siegfried Holding AG	73,515	0.0
1,046		Straumann Holding AG	295,978	0.1
4,515		Swiss Life Holding AG	1,075,879	0.4
462		Tamedia AG	77,869	0.0
3,783		Tecan Group AG	515,306	0.2
3,531		Valiant Holding	407,657	0.2
152		Vaudoise Assurances Holding SA	78,733	0.0
84		Vetropack Holding AG	129,321	0.0
180		VZ Holding AG	56,055	0.0
			14,088,651	5.7

		Taiwan: 0.8%
56,000		Ability Enterprise Co. Ltd.	30,975	0.0
420,000		AU Optronics Corp.	123,546	0.1
1,106,000		BES Engineering Corp.	260,452	0.1
482,000		InnoLux Display Corp.	161,700	0.1
38,150		China Synthetic Rubber Corp.	28,143	0.0
37,896	@	ChipMOS Technologies (Bermuda) Ltd.	671,896	0.3
51,000		Golden Friends Corp.	49,924	0.0
191,000		KEE TAI Properties Co. Ltd.	100,469	0.0
162,550		King Chou Marine Technology Co. Ltd.	202,592	0.1
4,000		Lion Travel Service Co. Ltd.	17,137	0.0
134,000		Lucky Cement Corp.	42,232	0.0
193,626		Mercuries & Associates Holdings Ltd.	126,990	0.1
14,177		Raydium Semiconductor Corp.	15,659	0.0
			1,831,715	0.8

		Thailand: 0.5%
37,200		Advanced Information Technology PCL	26,914	0.0
197,100		MK Real Estate Development PCL	25,695	0.0
43,700		Padaeng Industry PCL	17,074	0.0
62,700		Sri Trang Agro-Industry PCL	19,910	0.0
1,274,500		Thanachart Capital PCL	1,200,457	0.5
92,400		TKS Technologies PCL	21,565	0.0
			1,311,615	0.5

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

		Turkey: 0.1%
5,768		Adana Cimento Sanayii TAS	12,998	0.0
93,565	L	Alcatel-Lucent Teletas Telekomunikasyon AS	237,247	0.1
6,098	@	Cimentas Izmir Cimento Fabrikasi Turk AS	22,485	0.0
79,304		Is Yatirim Menkul Degerler A.S.	26,915	0.0
1,775		Pinar Entegre Et ve Un Sanayi AS	6,789	0.0
			306,434	0.1

		United Arab Emirates: 0.1%
102,811		Lamprell PLC	188,882	0.1

		United Kingdom: 16.5%
148,523		888 Holdings PLC	369,773	0.2
171,603		AA PLC	731,812	0.3
127,045		Abcam PLC	1,175,411	0.5
14,004		Ashtead Group PLC	215,321	0.1
16,614		Atkins WS PLC	352,064	0.1
318		Avon Rubber PLC	5,569	0.0
6,898		Awilco Drilling PLC	29,795	0.0
239,777		B&M European Value Retail SA	1,232,474	0.5
35,545		Barratt Developments PLC	334,849	0.1
55,098		Beazley PLC	307,980	0.1
5,974		Bellway PLC	238,617	0.1
8,086		Berkeley Group Holdings PLC	412,696	0.2
72,823		Big Yellow Group PLC	840,655	0.3
26,583		Britvic PLC	285,770	0.1
9,468		Caretech Holdings PLC	34,957	0.0
6,916		Cenkos Securities PLC	19,031	0.0
61,968		Cineworld Group PLC	526,470	0.2
18,934		Clinigen Group Plc	184,407	0.1
14,374		Close Brothers Group PLC	323,878	0.1
12,090		Computacenter PLC	140,995	0.1
37,994		Consort Medical PLC	571,655	0.2
10,706		Costain Group PLC	62,056	0.0
3,089		Cranswick PLC	81,668	0.0
80,350		Crest Nicholson Holdings PLC	672,087	0.3
12,538		CVS Group PLC	132,690	0.1
130,322		Dart Group PLC	950,775	0.4
23,984		Davis Service Group PLC	378,142	0.2
1,550		Dechra Pharmaceuticals PLC	23,166	0.0
38,524		Dixons Carphone PLC	273,484	0.1
44,739		DS Smith PLC	266,568	0.1
152,894		Elementis PLC	551,235	0.2
3,017		EMIS Group PLC	49,905	0.0
499,151	@	EnQuest PLC	207,876	0.1
20,044		Faroe Petroleum PLC	22,248	0.0
4,449		Fidessa Group PLC	134,359	0.1
121,034		Gem Diamonds Ltd.	184,719	0.1
17,146		Genus PLC	383,770	0.2
35,194		Greggs Plc	644,056	0.3
279,800		Hansteen Holdings PLC	533,894	0.2
12,315		Hargreaves Services PLC	55,293	0.0
201,743		Hays PLC	437,073	0.2
36,056		Hikma Pharmaceuticals PLC	1,201,459	0.5
25,435		Hill & Smith Holdings PLC	267,611	0.1
390,374		Home Retail Group	674,733	0.3
96,327		Howden Joinery Group PLC	687,032	0.3
12,490		Hunting PLC	69,231	0.0
10,459		Indivior PLC	33,045	0.0
29,729		Informa PLC	259,990	0.1
3,113		Intermediate Capital Group PLC	27,094	0.0
132,757		Interserve PLC	1,134,388	0.5
80,717		Investec PLC - INP - ZAR	670,958	0.3
32,291		Investec PLC - INVP - GBP	268,989	0.1
48,655		ITV PLC	188,892	0.1
18,952		James Fisher & Sons PLC	280,330	0.1
5,620		John Wood Group PLC	51,593	0.0
24,800		Johnson Service Group PLC	32,306	0.0
49,572		Jupiter Fund Management PLC	343,837	0.1
7,088		KBC Advanced Technologies PLC	13,909	0.0
111,069		Keller Group PLC	1,391,934	0.6
27,215		Kennedy Wilson Europe Real Estate PLC	501,775	0.2
39,920		Kier Group PLC	845,553	0.3
38,423		Laird PLC	200,177	0.1
14,472		Lavendon Group PLC	33,576	0.0
94,139		Lookers PLC	254,716	0.1
133,436		Man Group PLC	342,485	0.1
32,229		Marshalls PLC	172,155	0.1
1,955,290	@	Mcbride PLC	3,014	0.0
102,910		Mcbride PLC	255,022	0.1
107,261		Mears Group PLC	684,560	0.3
74,779		Michael Page International PLC	569,561	0.2
111,948		Mondi PLC	2,588,691	1.1
38,878		Moneysupermarket.com Group PLC	200,084	0.1
143,473		N Brown Group PLC	827,213	0.3
73,424		National Express Group PLC	338,890	0.2
35,207		Northgate PLC	219,650	0.1
58,295		Novae Group PLC	780,047	0.3
157,042	@	Ophir Energy PLC	231,633	0.1
90,750		Pace PLC	521,266	0.2
68,244		Paragon Group of Cos PLC	440,748	0.2
434,551		Pendragon PLC	299,780	0.1
1,858		Persimmon PLC	56,980	0.0
43,167		Playtech Ltd.	568,740	0.2
169,992		Polypipe Group plc	825,484	0.3
17,488		QinetiQ PLC	60,251	0.0
7,493		Redcentric PLC	22,756	0.0
27,372		Redefine International PLC/Isle of Man	23,356	0.0
48,098		Regus PLC	247,659	0.1
13,979		Renew Holdings PLC	72,231	0.0
63,784		Restaurant Group PLC	704,047	0.3
1,162		Rightmove PLC	68,629	0.0
177,564		Saga PLC	568,266	0.2
84,068		Savills PLC	1,186,515	0.5
12,330		Scapa Group PLC	38,636	0.0
5,650		Skyepharma PLC	27,437	0.0
9,105		St Ives Group PLC	25,967	0.0

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

44,688		ST Modwen Properties PLC	302,484	0.1
408	@	Stallergenes Greer PLC	18,171	0.0
23,605		Trinity Mirror PLC	61,981	0.0
18,518		Tullett Prebon PLC	100,148	0.0
277,214		Tyman PLC	1,097,332	0.4
16,072		Ultra Electronics Holdings PLC	416,521	0.2
137,941		Unite Group PLC	1,411,661	0.6
10,840		Vectura Group PLC	29,211	0.0
82,652		Vertu Motors PLC	95,243	0.1
37,089		Virgin Money Holdings UK PLC	221,486	0.1
91,668		Synthomer PLC	465,518	0.2
			41,003,880	16.5

		United States: 0.3%
73,500	@	Alacer Gold Corp.	142,773	0.1
6,561	@	China Cord Blood Corp.	41,794	0.0
6,004	@	Constellium NV - Class A	22,635	0.0
8,899	@,L	Eros International PLC	99,402	0.0
4,710	@	Global Sources Ltd.	42,154	0.0
2,416	@	ICON PLC	154,310	0.1
3,488	@	Luxoft Holding, Inc.	232,440	0.1
			735,508	0.3

	Total Common Stock
	(Cost $232,152,509)		241,959,352	97.5

MUTUAL FUNDS: 0.2%
		Guernsey: 0.0%
14,846		UK Commercial Property Trust Ltd./fund	19,991	0.0

		United Kingdom: 0.2%
5,000		Electra Private Equity PLC	285,966	0.2

	Total Mutual Funds
	(Cost $307,153)		305,957	0.2

PREFERRED STOCK: 1.3%
		Brazil: 0.0%
3,040,705	@	Makira II	86,730	0.0

		Germany: 1.3%
5,487	L	Biotest AG	77,155	0.0
15,057		Draegerwerk AG & Co. KGaA	1,084,296	0.5
23,950		Jungheinrich AG	1,769,361	0.7
110		KSB AG	47,082	0.0
640		STO AG	83,432	0.1
4,755		Villeroy & Boch AG	70,117	0.0
			3,131,443	1.3

		South Africa: 0.0%
776		Absa Bank Ltd.	41,388	0.0

	Total Preferred Stock
	(Cost $1,632,679)		3,259,561	1.3
RIGHTS: 0.0%
	Spain: 0.0%
16,020	@ Papeles y Cartones de Europa SA	3,488	0.0

	Total Rights
	(Cost $–)	3,488	0.0

WARRANTS: 0.0%
	Malaysia: 0.0%
84,800	@ LBS Bina Group Bhd	5,231	0.0

	Total Warrants
	(Cost $–)	5,231	0.0

	Total Long-Term Investments
	(Cost $234,092,341)	245,533,589	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc: 1.8%
1,076,545	Citigroup, Inc., Repurchase Agreement dated 10/30/15, 0.10%, due 11/02/15 (Repurchase Amount $1,076,554, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $1,098,076, due 12/31/16-11/01/45)	1,076,545	0.4
1,076,545	Daiwa Capital Markets, Repurchase Agreement dated 10/30/15, 0.09%, due 11/02/15 (Repurchase Amount $1,076,553, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,098,076, due 11/05/15-02/01/49)	1,076,545	0.4
1,076,545	HSBC Securities USA, Repurchase Agreement dated 10/30/15, 0.07%, due 11/02/15 (Repurchase Amount $1,076,551, collateralized by various U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $1,098,078, due 05/01/22-10/01/45)	1,076,545	0.5

See Accompanying Notes to Financial Statements

24

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

1,076,500	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/30/15, 0.13%, due 11/02/15 (Repurchase Amount $1,076,512, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,098,030, due 11/30/19-02/15/44)	1,076,500	0.4
226,677	Royal Bank of Scotland PLC, Repurchase Agreement dated 10/30/15, 0.07%, due 11/02/15 (Repurchase Amount $226,678, collateralized by various U.S. Government Securities, 0.074%-3.375%, Market Value plus accrued interest $231,211, due 08/15/16-08/15/21)	226,677	0.1
		4,532,812	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,195,214	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%††
	(Cost $1,195,214)	1,195,214	0.5

	Total Short-Term Investments
	(Cost $5,728,026)	5,728,026	2.3

	Total Investments in Securities (Cost $239,820,367)	$251,261,615	101.3
	Liabilities in Excess of Other Assets	(3,108,231)	(1.3)
	Net Assets	$248,153,384	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at October 31, 2015.

Cost for federal income tax purposes is $240,294,108.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$36,879,035
Gross Unrealized Depreciation	(25,911,528)

Net Unrealized Appreciation	$10,967,507

See Accompanying Notes to Financial Statements

25

Voya Emerging Markets Equity Dividend Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 91.1%
		Brazil: 4.5%
33,758		BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	99,789	0.8
24,275	@	Cia Energetica de Minas Gerais ADR	47,336	0.4
32,512		Cia Hering	127,720	1.0
55,537		Duratex SA	92,164	0.7
13,791		Totvs S.A.	122,192	0.9
11,203		Tractebel Energia S.A.	98,390	0.7
			587,591	4.5

		Chile: 2.4%
8,205		Banco Santander Chile ADR	155,813	1.2
11,453		Enersis SA ADR	151,752	1.2
			307,565	2.4

		China: 26.3%
24,000		Beijing Enterprises Holdings Ltd.	151,506	1.2
43,500		BOC Hong Kong Holdings Ltd.	139,099	1.1
360,000		China BlueChemical Ltd.	107,368	0.8
541,960		China Construction Bank	392,789	3.0
43,000		China Life Insurance Co., Ltd.	155,062	1.2
64,000		China Overseas Land & Investment Ltd.	206,712	1.6
280,600		China Petroleum & Chemical Corp.	202,269	1.6
232,000		China Resources Cement Holdings Ltd.	93,621	0.7
76,000		China Resources Land Ltd.	197,493	1.5
64,000		China Resources Power Holdings Co.	144,779	1.1
112,000		China Unicom Hong Kong Ltd.	136,493	1.0
144,185		COSCO Pacific Ltd.	181,164	1.4
373,821		Datang International Power Generation Co., Ltd.	137,577	1.1
15,500		Hengan International Group Co., Ltd.	167,376	1.3
535,829		Industrial & Commercial Bank of China	339,879	2.6
76,000		Jiangsu Expressway Co. Ltd.	102,759	0.8
336,000		Parkson Retail Group Ltd.	49,512	0.4
184,000		PetroChina Co., Ltd.	144,054	1.1
147,000		Real Gold Mining Ltd.	23,708	0.2
62,000		Shanghai Industrial Holdings Ltd.	163,140	1.3

72,243		Shanghai Pharmaceuticals Holding Co. Ltd.	166,633	1.3
			3,402,993	26.3

		Czech Republic: 1.2%
781		Komercni Banka AS	161,853	1.2

		Egypt: 0.3%
32,857	@	Global Telecom Holding GDR	38,278	0.3

		Hong Kong: 2.8%
27,265		AIA Group Ltd.	159,864	1.2
1,980,000		Emperor Watch & Jewellery Ltd.	52,477	0.4
61,000		Hang Lung Properties Ltd.	149,256	1.2
			361,597	2.8

		India: 6.9%
24,337		GAIL India Ltd.	114,681	0.9
11,342	@	ICICI Bank Ltd. ADR	97,768	0.8
30,360		ITC Ltd.	155,149	1.2
81,995		NTPC Ltd.	166,473	1.3
45,535		Punjab National Bank	89,203	0.7
11,068		Reliance Industries Ltd.	160,298	1.2
28,568		Tata Steel Ltd.	107,606	0.8
			891,178	6.9

		Indonesia: 1.2%
388,700		Indofood Sukses Makmur Tbk PT	156,261	1.2

		Macau: 1.1%
40,575		Sands China Ltd.	146,109	1.1

		Malaysia: 2.6%
89,589		Berjaya Sports Toto BHD	66,679	0.5
199,200		IJM Corp. Bhd	153,823	1.2
59,500		Malayan Banking BHD	114,066	0.9
			334,568	2.6

		Mexico: 3.0%
120,825		Grupo Financiero Santander Mexico SAB de CV	222,005	1.7
67,661		Kimberly-Clark de Mexico SA de CV	161,925	1.3
			383,930	3.0

		Panama: 0.7%
1,701	@	Copa Holdings S.A.	85,934	0.7

		Poland: 2.0%
6,334		PKP Cargo SA	108,623	0.8
1,547		Powszechny Zaklad Ubezpieczen SA	150,212	1.2
			258,835	2.0

		Russia: 2.9%
26,070	@	Gazprom PAO ADR	108,972	0.8
1,935		Lukoil OAO	70,356	0.6

See Accompanying Notes to Financial Statements

26

Voya Emerging Markets Equity Dividend Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

37,543	Mobile Telesystems OJSC	122,169	0.9
6,686	Severstal PAO	77,713	0.6
		379,210	2.9

	Singapore: 1.2%
115,600	First Resources Ltd.	154,854	1.2

	South Africa: 5.7%
8,013	Barclays Africa Group Ltd.	102,694	0.8
76,889	Growthpoint Properties Ltd.	140,860	1.1
13,661	MTN Group Ltd.	155,525	1.2
60,852	PPC Ltd.	73,154	0.5
12,274	Shoprite Holdings Ltd.	127,547	1.0
13,632	Standard Bank Group Ltd.	141,638	1.1
		741,418	5.7

	South Korea: 13.2%
5,291	Hite Jinro Co. Ltd.	106,097	0.8
6,670	Hyundai Marine & Fire Insurance Co., Ltd.	198,616	1.5
4,899	KB Financial Group, Inc.	155,207	1.2
6,692	KT Corp.	173,361	1.4
5,596	LG Display Co., Ltd.	106,308	0.8
468	POSCO	75,260	0.6
477	Samsung Electronics Co., Ltd.	572,126	4.4
4,794	Shinhan Financial Group Co., Ltd.	182,964	1.4
1,330	SK Innovation Co. Ltd.	137,906	1.1
		1,707,845	13.2

	Taiwan: 11.0%
113,000	Cathay Financial Holding Co., Ltd.	160,957	1.2
44,000	Cheng Uei Precision Industry Co., Ltd.	64,279	0.5
258,760	CTBC Financial Holding Co. Ltd.	141,763	1.1
14,000	Phison Electronics Corp.	101,023	0.8
57,000	Powertech Technology, Inc.	125,740	1.0
77,000	Quanta Computer, Inc.	131,126	1.0
29,000	Radiant Opto-Electronics Corp.	89,745	0.7
106,017	Taiwan Semiconductor Manufacturing Co., Ltd.	446,721	3.4
30,000	Tong Hsing Electronic Industries Ltd.	75,862	0.6
38,000	TPK Holding Co. Ltd.	94,249	0.7
		1,431,465	11.0

	Turkey: 1.4%
187,202	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	181,348	1.4

	United Kingdom: 0.7%
10,909	Anglo American PLC	91,564	0.7

	Total Common Stock
	(Cost $14,416,888)	11,804,396	91.1
PREFERRED STOCK: 6.0%
	Brazil: 3.4%
33,720	Gerdau SA	47,477	0.4
13,510	Itau Unibanco Holding S.A.	92,728	0.7
122,437	Randon Participacoes SA	89,846	0.7
15,203	Telefonica Brasil SA	157,488	1.2
15,229	Vale SA	55,403	0.4
		442,942	3.4

	Russia: 0.6%
75,989	Sberbank of Russia	81,445	0.6

	South Korea: 2.0%
1,013	Hyundai Motor Co.	97,555	0.8
1,590	Hyundai Motor Co.- Series 2	158,798	1.2
		256,353	2.0

	Total Preferred Stock
	(Cost $1,351,448)	780,740	6.0

	Total Investments in Securities (Cost $15,768,336)	$12,585,136	97.1
	Assets in Excess of Other Liabilities	369,858	2.9
	Net Assets	$12,954,994	100.0

@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Cost for federal income tax purposes is $15,890,255.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$505,981
Gross Unrealized Depreciation	(3,811,100)

Net Unrealized Depreciation	$(3,305,119)

 See Accompanying Notes to Financial Statements

27

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.6%
		Belgium: 0.8%
17,200		Ageas	758,483	0.8

		Canada: 3.5%
9,759	@	Canadian Imperial Bank of Commerce	748,419	0.8
64,940		Cenovus Energy, Inc.	967,445	1.1
55,032		Shaw Communications, Inc. - Class B	1,142,642	1.2
9,945	@	TransCanada Corp.	334,644	0.4
			3,193,150	3.5

		France: 9.7%
28,641		BNP Paribas	1,735,564	1.9
19,129		Casino Guichard Perrachon S.A.	1,099,053	1.2
23,706		Cie de Saint-Gobain	992,358	1.1
20,737		Eutelsat Communications	683,481	0.8
60,434		Engie SA	1,057,644	1.2
7,266		Sanofi	732,964	0.8
27,300		Total S.A.	1,320,197	1.5
16,223		Vinci S.A.	1,092,234	1.2
			8,713,495	9.7

		Germany: 2.1%
36,314		Deutsche Bank AG	1,016,385	1.1
5,400		SAP SE	425,710	0.5
8,400		Wincor Nixdorf AG	430,845	0.5
			1,872,940	2.1

		Italy: 3.8%
76,064		Assicurazioni Generali S.p.A.	1,441,152	1.6
55,486		ENI S.p.A.	906,101	1.0
165,700		UniCredit SpA	1,069,936	1.2
			3,417,189	3.8

		Japan: 8.1%
15,200		Canon, Inc.	453,903	0.5
43,800		Hitachi Chemical Co., Ltd.	692,373	0.8
63,400		Itochu Corp.	793,323	0.9
19,100		Japan Post Bank Co. Ltd.	229,510	0.3
214,200		Mitsubishi UFJ Financial Group, Inc.	1,385,346	1.5
55,200		Mitsui & Co., Ltd.	700,097	0.8
121,000		Nissan Motor Co., Ltd.	1,254,313	1.4
34,900		Sumitomo Mitsui Financial Group, Inc.	1,392,289	1.5
7,800		Takeda Pharmaceutical Co., Ltd.	380,892	0.4
			7,282,046	8.1

		Netherlands: 2.5%
110,000		ArcelorMittal	614,269	0.7
64,041		Royal Dutch Shell PLC	1,677,582	1.8
			2,291,851	2.5

	Singapore: 1.2%
257,500	Singapore Telecommunications Ltd.	731,623	0.8
23,100	United Overseas Bank Ltd.	335,430	0.4
		1,067,053	1.2

	Spain: 1.1%
76,387	Telefonica S.A.	1,007,800	1.1

	Sweden: 1.6%
13,400	Electrolux AB	394,233	0.5
98,271	Volvo AB - B Shares	1,016,430	1.1
		1,410,663	1.6

	Switzerland: 5.7%
39,153	Credit Suisse Group AG	976,524	1.1
11,217	Novartis AG	1,016,134	1.1
5,377	Roche Holding AG	1,459,849	1.6
49,964	STMicroelectronics NV	344,266	0.4
2,100	Syngenta AG	705,538	0.8
2,569	Zurich Insurance Group AG	677,959	0.7
		5,180,270	5.7

	Taiwan: 1.5%
36,300	MediaTek, Inc.	283,080	0.3
50,199	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	1,102,370	1.2
		1,385,450	1.5

	United Kingdom: 10.3%
258,105	Barclays PLC	919,567	1.0
131,072	HSBC Holdings PLC	1,024,057	1.1
16,075	Imperial Tobacco Group PLC	865,603	1.0
187,888	J Sainsbury PLC	769,856	0.8
193,400	Kingfisher PLC	1,051,273	1.2
91,495	Rexam PLC	760,759	0.8
28,901	Rio Tinto PLC	1,053,299	1.2
110,700	RSA Insurance Group PLC	716,439	0.8
32,700	SSE PLC	760,749	0.8
426,867	Vodafone Group PLC	1,404,785	1.6
		9,326,387	10.3

	United States: 43.7%
12,123	AbbVie, Inc.	721,925	0.8
22,700	ADT Corp.	750,008	0.8
13,000	American Electric Power Co., Inc.	736,450	0.8
6,729	Amgen, Inc.	1,064,393	1.2
9,428	Apple, Inc.	1,126,646	1.2
18,150	Baxter International, Inc.	678,628	0.7
5,965	Bristol-Myers Squibb Co.	393,392	0.4
9,516	Caterpillar, Inc.	694,573	0.8
27,478	CenturyLink, Inc.	775,154	0.9
12,068	Chevron Corp.	1,096,740	1.2
40,969	Cisco Systems, Inc.	1,181,956	1.3
34,425	Citigroup, Inc.	1,830,377	2.0
26,100	ConAgra Foods, Inc.	1,058,355	1.2
7,889	Eli Lilly & Co.	643,506	0.7
43,300	EMC Corp.	1,135,326	1.3
51	Equinix, Inc.	15,131	0.0
15,737	Eversource Energy	801,643	0.9

See Accompanying Notes to Financial Statements

28

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

17,842		Exxon Mobil Corp.	1,476,247	1.6
60,121		Freeport-McMoRan, Inc.	707,624	0.8
34,900		Gap, Inc.	949,978	1.1
61,030		General Electric Co.	1,764,988	2.0
13,392		Intel Corp.	453,453	0.5
10,743		Johnson & Johnson	1,085,365	1.2
11,165		JPMorgan Chase & Co.	717,351	0.8
13,800		Las Vegas Sands Corp.	683,238	0.8
12,940		Macy's, Inc.	659,681	0.7
46,200		Mattel, Inc.	1,135,596	1.3
13,758		McDonald's Corp.	1,544,335	1.7
29,828		Metlife, Inc.	1,502,735	1.7
35,143		Microsoft Corp.	1,849,928	2.0
8,669		Molson Coors Brewing Co.	763,739	0.8
18,000		Mosaic Co.	608,220	0.7
54,056		Pfizer, Inc.	1,828,174	2.0
11,732		PNC Financial Services Group, Inc.	1,058,930	1.2
14,954		Procter & Gamble Co.	1,142,187	1.3
13,000		SanDisk Corp.	1,001,000	1.1
9,300		Schlumberger Ltd.	726,888	0.8
15,107	@	Seagate Technology	574,972	0.6
7,400		Stanley Black & Decker, Inc.	784,252	0.9
49,900		Symantec Corp.	1,027,940	1.1
8,600		Verizon Communications, Inc.	403,168	0.4
7,563		Verizon Communications, Inc. - VZC	352,714	0.4
			39,506,906	43.7

		Total Common Stock
		(Cost $87,750,380)	86,413,683	95.6
Assets in Excess of Other Liabilities	3,975,407	4.4
Net Assets	$90,389,090	100.0

@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $88,479,351.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,722,501
Gross Unrealized Depreciation	(8,788,169)

Net Unrealized Depreciation	$(2,065,668)

See Accompanying Notes to Financial Statements

29

Voya International Core Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Brazil: 0.2%
100,790		BB Seguridade Participacoes SA	695,185	0.2

		Canada: 6.4%
135,840		Canadian National Railway Co.	8,297,293	2.3
116,200		Canadian Natural Resources Ltd.	2,694,390	0.8
103,620		Imperial Oil Ltd.	3,447,925	1.0
60,900		Magna International, Inc.	3,211,734	0.9
143,730		TransCanada Corp.	4,836,433	1.4
			22,487,775	6.4

		China: 5.8%
59,597	@	Alibaba Group Holding Ltd. ADR	4,996,016	1.4
12,678	@	Baidu, Inc. ADR	2,376,745	0.7
1,458,000		China Life Insurance Co., Ltd.	5,257,671	1.5
2,265,000		CNOOC Ltd.	2,558,344	0.7
1,114,000		PICC Property & Casualty Co., Ltd.	2,527,745	0.7
490,000		ENN Energy Holdings Ltd.	2,807,035	0.8
			20,523,556	5.8

		Denmark: 0.4%
42,347		H Lundbeck A/S	1,244,020	0.4

		Finland: 0.3%
21,090		Kone OYJ	899,499	0.3

		France: 12.6%
45,885		Air Liquide SA	5,936,006	1.7
133,167		BNP Paribas	8,069,547	2.3
59,799		Essilor International SA	7,849,425	2.2
70,042		Groupe Eurotunnel S.A.	980,462	0.3
16,364		Legrand S.A.	896,813	0.2
68,883		Schneider Electric SE	4,154,688	1.2
116,688		Total S.A.	5,642,898	1.6
25,110		Unibail-Rodamco SE	6,988,890	2.0
25,673		Valeo SA	3,964,561	1.1
			44,483,290	12.6

		Germany: 6.3%
79,814		Beiersdorf AG	7,580,404	2.2
41,057		Brenntag AG	2,479,159	0.7
10,574		Continental AG	2,539,131	0.7
108,915	@	Schaeffler AG	1,592,920	0.4
242,655		Vonovia SE	8,088,649	2.3
			22,280,263	6.3

		Hong Kong: 0.8%
111,126		Hong Kong Exchanges and Clearing Ltd.	2,908,041	0.8

		India: 5.5%
141,885		Axis Bank Ltd.	1,028,281	0.3
372,126		Bharti Infratel Ltd.	2,211,640	0.6
35,831		Container Corp. Of India Ltd.	726,172	0.2
28,918		Divis Laboratories Ltd.	509,423	0.2
22,190	@	HDFC Bank Ltd. ADR	1,356,697	0.4
1,431,822		ICICI Bank Ltd.	6,054,453	1.7
28,113		Maruti Suzuki India Ltd.	1,913,328	0.5
219,863		Power Grid Corp. of India Ltd.	432,315	0.1
849,721		State Bank of India	3,070,762	0.9
56,851		Tata Consultancy Services Ltd.	2,167,456	0.6
			19,470,527	5.5

		Italy: 5.0%
200,792		Assicurazioni Generali S.p.A.	3,804,321	1.1
70,613		Banca Generali SpA	2,174,863	0.6
181,246		FinecoBank Banca Fineco SpA	1,369,842	0.4
999,364		Intesa Sanpaolo SpA - ISP	3,476,844	1.0
60,276		Luxottica Group S.p.A.	4,225,370	1.2
470,039		Snam Rete Gas S.p.A.	2,432,452	0.7
			17,483,692	5.0

		Japan: 16.8%
146,150		Asics Corp.	4,036,765	1.1
57,560		Daito Trust Construction Co., Ltd.	6,230,659	1.8
25,700		Daiwa House Industry Co., Ltd.	674,633	0.2
84,400		Eisai Co., Ltd.	5,279,186	1.5
192,500		Honda Motor Co., Ltd.	6,367,986	1.8
38,500		Kansai Electric Power Co., Inc.	493,290	0.1
29,100		Kyushu Electric Power Co., Inc.	351,200	0.1
35,100		M3, Inc.	680,313	0.2
834,000		NEC Corp.	2,572,875	0.7
115,800		Nippon Telegraph & Telephone Corp.	4,245,390	1.2
62,900		Olympus Corp.	2,121,701	0.6
37,300		Omron Corp.	1,235,110	0.4
53,600		Ono Pharmaceutical Co., Ltd.	7,342,920	2.1
144,510		Seven & I Holdings Co., Ltd.	6,564,340	1.9
25,600		Shikoku Electric Power Co., Inc.	434,614	0.1
75,600		Sumco Corp.	762,101	0.2
95,200		Sumitomo Mitsui Financial Group, Inc.	3,797,877	1.1
96,870		T&D Holdings, Inc.	1,272,942	0.4
74,300		Takeda Pharmaceutical Co., Ltd.	3,628,237	1.0
25,047		Tokio Marine Holdings, Inc.	965,103	0.3
			59,057,242	16.8

		Mexico: 0.8%
420,730	@	Cemex SAB de CV ADR	2,654,806	0.8

		Netherlands: 5.6%
10,196	@	Altice NV - A	176,589	0.0
101,161		Airbus Group SE	7,044,376	2.0
205,807		ING Groep NV	2,995,289	0.9

See Accompanying Notes to Financial Statements

30

Voya International Core Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

63,889	@	NXP Semiconductor NV - NXPI - US	5,005,703	1.4
100,128		Unilever NV	4,527,550	1.3
			19,749,507	5.6

		Russia: 0.1%
22,600	@	Yandex NV	363,860	0.1

		South Korea: 1.3%
140,356		SK Hynix, Inc.	3,756,240	1.0
20,889		Korea Electric Power Corp.	940,518	0.3
			4,696,758	1.3

		Spain: 2.4%
294,611		Banco Popular Espanol SA - Interim	1,120,138	0.3
283,831		CaixaBank SA	1,087,118	0.3
169,049		Industria de Diseno Textil SA	6,329,935	1.8
			8,537,191	2.4

		Sweden: 1.8%
134,317		Assa Abloy AB	2,671,979	0.8
93,411		Hennes & Mauritz AB	3,631,156	1.0
			6,303,135	1.8

		Switzerland: 7.7%
30,798		Adecco S.A.	2,289,380	0.6
29,731		Cie Financiere Richemont SA	2,549,361	0.7
62,748		Julius Baer Group Ltd.	3,111,204	0.9
101,873		Novartis AG	9,228,546	2.6
16,366		Roche Holding AG	4,443,350	1.3
277,278		UBS Group AG	5,537,915	1.6
			27,159,756	7.7

		Taiwan: 2.4%
1,983,000		Taiwan Semiconductor Manufacturing Co., Ltd.	8,355,706	2.4

		United Kingdom: 11.8%
136,274		AstraZeneca PLC	8,685,049	2.5
565,488		Sky PLC	9,542,976	2.7
144,710		CRH PLC - London	3,959,974	1.1
18,356		Derwent London PLC	1,096,270	0.3
80,286		Diageo PLC	2,314,631	0.7
46,235		Hikma Pharmaceuticals PLC	1,540,643	0.4
171,186		International Consolidated Airlines Group SA	1,534,219	0.4
56,085		Schroders PLC	2,573,356	0.7
382,568		Smith & Nephew PLC	6,532,534	1.9
168,952		WPP PLC	3,787,349	1.1
			41,567,001	11.8
	United States: 3.0%
61,633	Anheuser-Busch InBev Worldwide, Inc.	7,354,335	2.1
47,600	@ Hollysys Automation Technologies Ltd.	1,018,164	0.3
72,980	@ Markit Ltd.	2,225,890	0.6
		10,598,389	3.0

	Total Common Stock
	(Cost $337,906,034)	341,519,199	97.0

SHORT-TERM INVESTMENTS: 3.5%
	Mutual Funds: 3.5%
12,427,411	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%††
	(Cost $12,427,411)	12,427,411	3.5

	Total Short-Term Investments
	(Cost $12,427,411)	12,427,411	3.5

	Total Investments in Securities (Cost $350,333,445)	$353,946,610	100.5
	Liabilities in Excess of Other Assets	(1,850,740)	(0.5)
	Net Assets	$352,095,870	100.0

††	Rate shown is the 7-day yield as of October 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $351,420,282.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,547,511
Gross Unrealized Depreciation	(15,021,183)

Net Unrealized Appreciation	$2,526,328

See Accompanying Notes to Financial Statements

31

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.4%
		Argentina: 0.1%
87,200		Arcos Dorados Holdings, Inc.	268,576	0.1

		Brazil: 6.6%
101,500		American Banknote SA	1,152,503	0.5
251,741		B2W Cia Digital	951,727	0.4
206,640		Banco do Brasil SA	855,698	0.3
164,100	@	Banco Santander Brasil SA ADR	585,837	0.2
255,600		BB Seguridade Participacoes SA	1,762,964	0.7
60,900	@	Braskem SA ADR	679,035	0.3
65,000		Estacio Participacoes SA	260,570	0.1
229,800	@	Gol Linhas Aereas Inteligentes SA ADR	204,154	0.1
236,500		Hypermarcas SA	1,073,174	0.4
392,575		Itau Unibanco Holding SA ADR	2,689,139	1.1
122,910		JBS SA	454,154	0.2
78,100		Localiza Rent a Car SA	526,533	0.2
141,620		MRV Engenharia e Participacoes SA	272,477	0.1
13,300		Ouro Fino Saude Animal Participacoes SA	118,979	0.1
309,400	@	Petroleo Brasileiro SA ADR	1,509,872	0.6
30,010		Porto Seguro SA	251,578	0.1
48,525	@	Rumo Logistica Operadora Multimodal SA	92,355	0.0
69,100		Smiles SA	539,319	0.2
101,700	@	Telefonica Brasil SA ADR	1,053,612	0.4
56,000	@	Tim Participacoes SA ADR	622,160	0.2
340,359		Tim Participacoes SA	745,753	0.3
63,900	@	Vale SA ADR	278,604	0.1
			16,680,197	6.6

		Cayman Islands: 0.1%
37,000		Chlitina Holding Ltd.	301,587	0.1

		Chile: 0.2%
29,300	@	Sociedad Quimica y Minera de Chile SA ADR	567,834	0.2

		China: 27.2%
8,300	@	Alibaba Group Holding Ltd. ADR	695,789	0.3
200,000		Anta Sports Products Ltd.	559,466	0.2
13,000	@	Autohome, Inc. ADR	469,820	0.2
31,100	@	Baidu, Inc. ADR	5,830,317	2.3
3,765,000		Bank of China Ltd.	1,775,429	0.7
500,000		Beijing Capital International Airport Co., Ltd.	535,175	0.2
353,000	#	Beijing Urban Construction Design & Development Group Co. Ltd.	217,181	0.1
676,000		Belle International Holdings Ltd.	656,150	0.3
690,000		Boer Power Holdings Ltd.	1,126,879	0.4
1,198,000	@	CAR, Inc.	2,094,780	0.8
1,594,000		China Citic Bank	1,030,800	0.4
4,733,000		China Construction Bank	3,430,270	1.4
988,000		China Everbright Bank Co. Ltd.	484,181	0.2
255,000		China Lesso Group Holdings Ltd.	206,171	0.1
558,000		China Medical System Holdings Ltd.	766,448	0.3
370,000		China Mengniu Diary Co., Ltd.	716,691	0.3
533,500		China Merchants Bank Co., Ltd.	1,392,925	0.5
44,800		China Mobile Ltd. ADR	2,701,888	1.1
369,500		China Mobile Ltd.	4,430,266	1.7
394,000		China Overseas Land & Investment Ltd.	1,272,568	0.5
1,827,650		China Petroleum & Chemical Corp.	1,317,451	0.5
276,000		China Railway Construction Corp. Ltd.	412,561	0.2
1,320,000		China Telecom Corp., Ltd.	688,541	0.3
80,600		China Vanke Co. Ltd.	188,092	0.1
3,441,000		Chongqing Rural Commercial Bank Co. Ltd.	2,161,037	0.9
1,125,000		CNOOC Ltd.	1,270,701	0.5
1,430,000		Geely Automobile Holdings Ltd.	762,573	0.3
1,704,000		GOME Electrical Appliances Holdings Ltd.	311,372	0.1
513,000		Great Wall Motor Co. Ltd.	622,969	0.2
624,000		Huadian Power International Co.	456,244	0.2
682,000		Huaneng Power International, Inc.	738,361	0.3
1,473,000		Industrial & Commercial Bank of China	934,332	0.4
90,000	@	JD.com, Inc. ADR	2,485,800	1.0
746,000		Jiangnan Group Ltd.	170,830	0.1
470,000		Lee & Man Paper Manufacturing Ltd.	292,605	0.1
7,018	@	Neteasecom ADR	1,014,312	0.4
6,100	@	PetroChina Co., Ltd. ADR	479,643	0.2
294,000		Phoenix Healthcare Group Co. Ltd.	445,212	0.2
906,000		PICC Property & Casualty Co., Ltd.	2,055,778	0.8
382,000		Ping An Insurance Group Co. of China Ltd.	2,144,262	0.8
8,200	@	Qihoo 360 Technology Co. Ltd. ADR	468,138	0.2
10,900	@	Qunar Cayman Islands Ltd. ADR	529,086	0.2

See Accompanying Notes to Financial Statements

32

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

120,600		Shanghai Pharmaceuticals Holding Co. Ltd.	278,171	0.1
326,000		Shenzhen Expressway Co. Ltd.	251,213	0.1
50,900	@	Sina Corp.	2,424,876	0.9
492,000		Sino Biopharmaceutical Ltd.	611,409	0.2
196,400		Sinopharm Group Co.	809,387	0.3
488,000		Skyworth Digital Holdings Ltd.	361,158	0.1
58,700	@	Sohu.com, Inc.	2,965,524	1.2
250,700		Tencent Holdings Ltd.	4,725,539	1.9
408,000		Tingyi Cayman Islands Holding Corp.	698,513	0.3
27,050	@	Trina Solar Ltd. ADR	275,639	0.1
188,000		Tsingtao Brewery Co., Ltd.	897,416	0.4
2,144,600		Uni-President China Holdings Ltd.	1,756,482	0.7
13,360	@	Vipshop Holdings Ltd. ADR	274,147	0.1
18,500	@	Weibo Corp. ADR	298,220	0.1
113,000		Xinjiang Goldwind Science & Technology Co. Ltd.	212,211	0.1
2,316,000		Xinyi Solar Holdings Ltd.	920,690	0.4
400,000		Zhejiang Expressway Co., Ltd.	491,740	0.2
			68,595,429	27.2

		Cyprus: 0.4%
63,090	@	QIWI Plc ADR	1,085,779	0.4

		Egypt: 0.5%
122,472		Commercial International Bank	806,606	0.3
75,270	@	Commercial International Bank Egypt SAE GDR	440,329	0.2
			1,246,935	0.5

		Georgia: 0.2%
19,072		Bank of Georgia Holdings PLC	587,201	0.2

		Hong Kong: 1.9%
176,000		AIA Group Ltd.	1,031,946	0.4
3,586,000		EVA Precision Industrial Holdings Ltd.	850,746	0.3
3,025,000	L	REXLot Holdings Ltd.	122,162	0.1
296,250		Shenzhen International Holdings Ltd.	449,882	0.2
267,000		Techtronic Industries Co., Ltd.	976,066	0.4
1,166,000		Wasion Group Holdings Ltd.	1,293,543	0.5
			4,724,345	1.9

		Hungary: 0.5%
76,312		Richter Gedeon Nyrt	1,272,959	0.5

		India: 9.0%
137,540		Apollo Tyres Ltd.	360,496	0.1
230,806		Axis Bank Ltd.	1,672,717	0.7
66,070		Bharat Petroleum Corp. Ltd.	878,769	0.4
175,360		Cadila Healthcare Ltd.	1,117,626	0.4

22,590		Ceat Ltd.	372,298	0.2
563,000		Dish TV India Ltd.	910,600	0.4
20,140		Glenmark Pharmaceuticals Ltd.	304,765	0.1
100,369		HCL Technologies Ltd.	1,336,820	0.5
65,980		Hindustan Petroleum Corp. Ltd.	775,917	0.3
67,430		Housing Development Finance Corp.	1,292,484	0.5
130,300	@	ICICI Bank Ltd. ADR	1,123,186	0.5
45,160		Jubilant Life Sciences Ltd.	281,823	0.1
141,810		LIC Housing Finance Ltd.	1,036,113	0.4
124,891		Adani Ports & Special Economic Zone, Ltd.	564,267	0.2
36,465		Phoenix Mills Ltd./The	186,236	0.1
68,491		Power Finance Corp. Ltd.	250,165	0.1
111,617		Reliance Capital Ltd.	718,216	0.3
73,851	@	Reliance Industries Ltd. GDR	2,119,524	0.8
205,526		Reliance Industries Ltd.	2,976,631	1.2
72,023		Strides Arcolab Ltd.	1,421,805	0.6
121,841		Tata Chemicals Ltd.	760,536	0.3
42,138		Tech Mahindra Ltd.	347,445	0.1
71,310		VA Tech Wabag Ltd.	696,709	0.3
97,646		Yes Bank Ltd.	1,129,273	0.4
			22,634,421	9.0

		Indonesia: 1.5%
1,197,100		Astra International Tbk PT	514,608	0.2
1,776,900		Bank Negara Indonesia Persero Tbk PT	614,264	0.2
2,371,500	@	Link Net Tbk PT	743,137	0.3
1,250,600		Matahari Department Store Tbk PT	1,505,707	0.6
555,900		Tambang Batubara Bukit Asam Persero Tbk PT	295,304	0.1
134,600		United Tractors Tbk PT	177,092	0.1
			3,850,112	1.5

		Kazakhstan: 0.2%
98,577	@	Halyk Savings Bank of Kazakhstan JSC GDR	606,248	0.2

		Kenya: 0.3%
4,400,000		Safaricom Ltd.	617,515	0.3

		Malaysia: 0.3%
242,100		MISC Bhd	508,884	0.2
903,887		UEM Sunrise Bhd	262,611	0.1
			771,495	0.3

		Mexico: 3.3%
51,100	@	America Movil SAB de CV ADR	910,091	0.4
69,259	@	Cemex SAB de CV ADR	437,024	0.2
64,500	@	Empresas ICA SAB de CV ADR	99,330	0.0
9,900	@	Fomento Economico Mexicano SAB de CV ADR	980,991	0.4
104,800		Grupo Financiero Banorte	561,059	0.2

See Accompanying Notes to Financial Statements

33

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

48,300	@	Grupo Financiero Santander Mexico SAB de CV ADR	441,945	0.2
106,700		Grupo Lala SAB de CV	272,535	0.1
56,200	@	Grupo Televisa SAB ADR	1,637,668	0.7
431,900	@	PLA Administradora Industrial S de RL de CV	795,147	0.3
240,400	@	Qualitas Controladora SAB de CV	299,667	0.1
242,800	@	Unifin Financiera SAPI de CV SOFOM ENR	733,495	0.3
385,199		Wal-Mart de Mexico SAB de CV	1,020,260	0.4
			8,189,212	3.3

		Nigeria: 0.1%
2,816,921		Guaranty Trust Bank PLC	325,369	0.1

		Peru: 0.5%
11,800	@	Credicorp Ltd.	1,335,524	0.5

		Philippines: 0.6%
976,950		Robinsons Retail Holdings, Inc.	1,602,411	0.6

		Poland: 0.7%
45,850		Polski Koncern Naftowy Orlen	743,846	0.3
273,211		Polskie Gornictwo Naftowe I Gazownictwo SA	484,052	0.2
274,019		Orange Polska SA	503,445	0.2
			1,731,343	0.7

		Qatar: 0.1%
10,940		Gulf International Services QSC	192,858	0.1

		Russia: 5.1%
195,816	@	Gazprom PAO ADR	818,511	0.3
57,243		Lukoil PJSC ADR	2,075,059	0.8
6,538		Magnit OAO	1,139,692	0.5
964,044		Magnitogorsk Iron & Steel Works	363,333	0.1
24,136	@	MegaFon PJSC GDR	310,866	0.1
72,660	@	MMC Norilsk Nickel PJSC ADR	1,082,634	0.5
119,302	@	Mobile TeleSystems PJSC ADR	838,693	0.4
248,800		Moscow Exchange MICEX-RTS OAO	350,110	0.1
742,455		Raven Russia Ltd.	492,162	0.2
185,432	@	Rosneft Oil Co. GDR	739,317	0.3
382,068	@	Sberbank PAO ADR	2,334,435	0.9
41,990	@	Severstal OAO GDR	492,667	0.2
23,504	@	Tatneft-sponsored ADR	724,829	0.3
67,000	@	Yandex NV	1,078,700	0.4
			12,841,008	5.1

		South Africa: 3.2%
25,640		Imperial Holdings Ltd.	333,747	0.1
304,481		Life Healthcare Group Holdings Ltd.	848,678	0.3
17,282		Naspers Ltd.	2,523,077	1.0
246,620		Netcare Ltd.	701,313	0.3
42,616		Remgro Ltd.	852,618	0.3
79,106		Spar Group Ltd.	1,135,518	0.5
222,484		Steinhoff International Holdings Ltd.	1,360,143	0.5
32,864		Vodacom Group Pty Ltd.	354,968	0.2
			8,110,062	3.2

		South Korea: 15.5%
24,331		BNK Financial Group, Inc.	297,904	0.1
390		Crown Confectionery Co. Ltd.	199,988	0.1
1,160		GS Home Shopping, Inc.	173,058	0.1
8,180		GS Retail Co. Ltd.	412,297	0.2
1,410		Hana Tour Service, Inc.	155,343	0.1
13,187		Hankook Tire Co. Ltd.	504,124	0.2
3,130		Lotte Chemical Corp.	657,139	0.3
38,520		SK Hynix, Inc.	1,030,881	0.4
7,030		Hyosung Corp.	717,810	0.3
9,314		Hyundai Development Co-Engineering & Construction	374,065	0.1
6,496	@	Hyundai Elevator Co. Ltd.	298,017	0.1
6,549		Hyundai Motor Co.	894,558	0.3
74,540		Industrial Bank Of Korea	912,429	0.4
17,860		Kangwon Land, Inc.	662,671	0.3
35,370		KB Financial Group, Inc.	1,120,571	0.4
41,000		KB Financial Group, Inc. ADR	1,292,730	0.5
4,521		KCC Corp.	1,612,975	0.6
2,139		KEPCO Plant Service & Engineering Co. Ltd.	195,128	0.1
11,245		KH Vatec Co., Ltd.	197,645	0.1
31,262		Kia Motors Corp.	1,525,964	0.6
10,720		Korea Electric Power Corp.	482,663	0.2
12,243		KT&G Corp.	1,224,246	0.5
101,971		LG Uplus Corp.	977,312	0.4
846		Lotte Chilsung Beverage Co., Ltd.	1,656,678	0.6
599		Lotte Confectionery Co. Ltd.	1,045,052	0.4
97,462	@	Meritz Securities Co. Ltd.	433,513	0.2
4,780		NCSoft Corp.	792,632	0.3
8,316		Samsung Electronics Co., Ltd. GDR	4,968,553	2.0
5,687		Samsung Electronics Co., Ltd.	6,821,139	2.7
16,744		Samsung Life Insurance Co. Ltd.	1,598,688	0.6
6,570		Seah Besteel Corp.	165,218	0.1
31,469		Shinhan Financial Group Co., Ltd.	1,201,023	0.5
1,307		SK Telecom Co., Ltd.	276,773	0.1
120,000		SK Telecom Co., Ltd. ADR	2,827,200	1.1
8,140		S-Oil Corp.	486,829	0.2
10,550		Coway Co., Ltd.	786,011	0.3
			38,978,827	15.5

		Spain: 0.4%
63,151		CIE Automotive SA	1,011,400	0.4

		Taiwan: 10.8%
1,403,000		Advanced Semiconductor Engineering, Inc.	1,619,700	0.6

See Accompanying Notes to Financial Statements

34

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

40,000	Casetek Holdings Ltd.	175,097	0.1
298,000	Catcher Technology Co., Ltd.	2,924,578	1.2
793,000	Cathay Financial Holding Co., Ltd.	1,129,546	0.4
192,383	Chicony Electronics Co. Ltd.	457,887	0.2
619,000	InnoLux Display Corp.	207,660	0.1
178,250	Coretronic Corp.	164,214	0.1
202,000	Elite Material Co. Ltd.	412,721	0.2
72,580	Feng TAY Enterprise Co., Ltd.	415,899	0.2
698,000	Fubon Financial Holding Co., Ltd.	1,128,193	0.4
92,000	Grape King Bio Ltd.	505,736	0.2
457,284	Hon Hai Precision Industry Co., Ltd.	1,215,488	0.5
75,000	Hota Industrial Manufacturing Co. Ltd.	248,642	0.1
371,000	Inotera Memories, Inc.	284,737	0.1
25,000	Largan Precision Co. Ltd.	1,942,717	0.8
139,000	MediaTek, Inc.	1,083,970	0.4
1,248,000	Mega Financial Holdings Co., Ltd.	909,359	0.4
265,000	Pegatron Corp.	647,570	0.3
363,000	POU Chen Corp.	511,985	0.2
55,000	Poya International Co. Ltd.	624,768	0.2
93,000	Shin Zu Shing Co. Ltd.	300,078	0.1
59,820	Sinmag Equipment Corp.	208,555	0.1
165,000	Taiwan Paiho Ltd.	394,352	0.1
1,102,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,643,463	1.8
164,401	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	3,610,246	1.4
205,000	Vanguard International Semiconductor Corp.	263,461	0.1
414,000	Wan Hai Lines Ltd.	273,500	0.1
187,246	Win Semiconductors Corp.	254,061	0.1
44,000	Yeong Guan Energy Technology Group Co. Ltd.	281,550	0.1
151,000	Zhen Ding Technology Holding Ltd.	429,154	0.2
		27,268,887	10.8

	Thailand: 1.3%
189,200	Bangkok Bank PCL - Foreign Reg	888,239	0.4
608,500	CP ALL PCL	855,776	0.3
57,800	Kasikornbank PCL	279,536	0.1
1,508,000	Krung Thai Bank PCL	723,600	0.3
355,000	RS PCL	117,537	0.0
852,000	Thai Union Group PCL	423,220	0.2
		3,287,908	1.3

	Turkey: 3.2%
514,631	Akbank TAS	1,318,864	0.5
61,000	Arcelik A/S	332,424	0.1
76,877	AvivaSA Emeklilik ve Hayat AS	417,950	0.2
32,170	Dogus Otomotiv Services VE	116,578	0.0
323,280		Emlak Konut Gayrimenkul Yatirim Ortakligi AS	313,170	0.1
1		Enka Insaat Ve Sanayi AS	3	0.0
1		Eregli Demir ve Celik Fabrikalari TAS	1	0.0
16,600		Ford Otomotiv Sanayi A/S	195,016	0.1
147,090		KOC Holding AS	664,314	0.3
56,310		TAV Havalimanlari Holding AS	441,739	0.2
32,620		Tofas Truk Otomobil Fabrika	215,198	0.1
23,970		Tupras Turkiye Petrol Rafine	632,519	0.3
1		Turk Hava Yollari	2	0.0
51,300	@	Turkcell Iletisim Hizmet AS ADR	508,383	0.2
221,700		Turkiye Halk Bankasi AS	830,531	0.3
569,780		Turkiye Is Bankasi	971,103	0.4
2,016,426		Turkiye Sinai Kalkinma Bankasi AS	1,063,658	0.4
			8,021,453	3.2

		United Arab Emirates: 0.4%
516,490		Air Arabia PJSC	189,611	0.1
28,882		Al Noor Hospitals Group Plc	522,734	0.2
207,260		Dubai Islamic Bank PJSC	364,145	0.1
			1,076,490	0.4

		United Kingdom: 0.6%
23,179		Hikma Pharmaceuticals PLC	772,371	0.3
132,680		International Personal Finance PLC	755,601	0.3
			1,527,972	0.6

		United States: 1.6%
15,000	@	First Cash Financial Services, Inc.	572,250	0.2
40,600	@	Hollysys Automation Technologies Ltd.	868,434	0.4
23,800	@	Luxoft Holding, Inc.	1,586,032	0.6
24,900	@	Yahoo!, Inc.	886,938	0.4
			3,913,654	1.6

		Total Common Stock
		(Cost $271,926,199)	243,225,011	96.4

PREFERRED STOCK: 1.6%
		Brazil: 0.5%
193,900		Itau Unibanco Holding S.A.	1,330,861	0.5

		Colombia: 0.2%
68,700		Banco Davivienda SA	564,872	0.2

		Russia: 0.3%
1,209,410		Surgutneftegas OJSC	824,409	0.3

See Accompanying Notes to Financial Statements

35

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

	South Korea: 0.6%
1,381	Samsung Electronics Co., Ltd.	1,442,427	0.6

	Total Preferred Stock
	(Cost $4,113,878)	4,162,569	1.6

	Total Long-Term Investments
	(Cost $276,040,077)	247,387,580	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Securities Lending Collateralcc: 0.0%
108,008	Royal Bank of Scotland PLC, Repurchase Agreement dated 10/30/15, 0.07%, due 11/02/15 (Repurchase Amount $108,009, collateralized by various U.S. Government Securities, 0.074%-3.375%, Market Value plus accrued interest $110,168, due 08/15/16-08/15/21)
	(Cost $108,008)	108,008	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
1,396,597	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%††
	(Cost $1,396,597)	1,396,597	0.6

	Total Short-Term Investments
	(Cost $1,504,605)	1,504,605	0.6
Total Investments in Securities (Cost $277,544,682)	$248,892,185	98.6
Assets in Excess of Other Liabilities	3,509,092	1.4
Net Assets	$252,401,277	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at October 31, 2015.

Cost for federal income tax purposes is $279,234,918.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$11,678,767
Gross Unrealized Depreciation	(42,021,500)

Net Unrealized Depreciation	$(30,342,733)

See Accompanying Notes to Financial Statements

36

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 3.2%
39,242		Amcor Ltd.	379,031	0.1
98,998		Ansell Ltd.	1,408,737	0.3
100,645		Australia & New Zealand Banking Group Ltd.	1,946,502	0.3
224,882		Brambles Ltd.	1,656,024	0.3
131,655		Caltex Australia Ltd.	2,947,260	0.5
48,169		Cochlear Ltd.	3,040,099	0.6
5,601		CSL Ltd.	372,300	0.1
265,443		Goodman Group	1,138,847	0.2
141,393	L	Mesoblast Ltd.	343,821	0.1
207,263		Oil Search Ltd.	1,155,125	0.2
155,863		Seek Ltd.	1,415,910	0.3
234,300		South32 Ltd. - AUD	242,621	0.0
243,699		Treasury Wine Estates Ltd.	1,219,726	0.2
			17,266,003	3.2

		Austria: 0.3%
148,145		UNIQA Insurance Group AG	1,375,724	0.3

		Belgium: 0.4%
34,081		KBC Groep NV	2,072,183	0.4

		Brazil: 0.7%
210,800		BB Seguridade Participacoes SA	1,453,963	0.3
22,300		BR Malls Participacoes S.A.	64,762	0.0
229,577	@	Itau Unibanco Holding S.A. ADR	1,572,602	0.3
51,000		Lojas Renner SA	244,649	0.0
29,000	@	Tim Participacoes SA ADR	322,190	0.1
			3,658,166	0.7

		Canada: 1.4%
19,700	@	Canadian Natural Resources Ltd.	456,794	0.1
3,100	@	Canadian Pacific Railway Ltd.	435,626	0.1
169,600	@	EnCana Corp.	1,290,548	0.2
34,500	@	MacDonald Dettwiler & Associates Ltd.	2,056,386	0.4
75,100	@	National Bank Of Canada	2,487,443	0.5
14,300	@	Toronto Dominion Bank	587,048	0.1
2,729	@	Valeant Pharmaceuticals International, Inc. - CAD	254,701	0.0
			7,568,546	1.4

		China: 2.3%
25,223	@	Alibaba Group Holding Ltd. ADR	2,114,444	0.4
12,550	@	Baidu, Inc. ADR	2,352,749	0.4
334,500		BOC Hong Kong Holdings Ltd.	1,069,626	0.2
138,000		China Mengniu Diary Co., Ltd.	267,307	0.0
376,000		China Overseas Land & Investment Ltd.	1,214,430	0.2
865,000		CNOOC Ltd.	977,028	0.2
4,600	@	Ctrip.com International Ltd. ADR	427,662	0.1
1,290,000		Industrial & Commercial Bank of China	818,254	0.2
27,400	@	JD.com, Inc. ADR	756,788	0.1
34,800		Tencent Holdings Ltd.	655,958	0.1
288,000		Tsingtao Brewery Co., Ltd.	1,374,766	0.3
16,100	@	Vipshop Holdings Ltd. ADR	330,372	0.1
197,000		Want Want China Holdings Ltd.	163,728	0.0
			12,523,112	2.3

		Denmark: 2.0%
56,658		Carlsberg A/S	4,641,944	0.8
26,107		GN Store Nord	476,183	0.1
78,129		Novo Nordisk A/S	4,148,924	0.8
37,487		Novozymes A/S	1,737,789	0.3
			11,004,840	2.0

		Finland: 2.0%
48,540	L	Kone OYJ	2,070,256	0.4
333,063		Nokia OYJ	2,477,611	0.5
80,065		Sampo OYJ	3,913,384	0.7
111,594		UPM-Kymmene OYJ	2,089,148	0.4
			10,550,399	2.0

		France: 7.1%
2,652		Air Liquide SA	343,081	0.1
105,178		AXA S.A.	2,807,003	0.5
112,944		BNP Paribas	6,844,090	1.3
57,937		Cap Gemini SA	5,151,531	1.0
5,505		Eutelsat Communications	181,442	0.0
8,462		Iliad SA	1,777,152	0.3
31,383		Legrand S.A.	1,719,915	0.3
19,324		Renault S.A.	1,820,787	0.3
10,417		Schneider Electric SE	628,303	0.1
26,520		Societe Generale	1,231,675	0.2
7,175		Sodexo SA	637,798	0.1
19,575		Thales S.A.	1,415,103	0.3
131,376		Total S.A.	6,353,193	1.2
25,807		Valeo SA	3,985,254	0.7
52,540	L	Vinci S.A.	3,537,323	0.7
			38,433,650	7.1

		Germany: 4.2%
24,363		Adidas AG	2,183,376	0.4
60,466		Bayer AG	8,062,264	1.5
27,584		Brenntag AG	1,665,614	0.3
32,976		Daimler AG	2,859,474	0.5
41,726		Deutsche Bank AG	1,167,860	0.2
8,748		Fresenius SE & Co. KGaA	642,824	0.1
9,253		HeidelbergCement AG	689,067	0.1
85,829		Infineon Technologies AG	1,057,235	0.2
1,606		Linde AG	278,570	0.1
17,486		RTL Group SA	1,514,193	0.3
3,017	#,@	Scout24 AG	101,188	0.0
43,270		TUI AG - TUI - GBP	804,633	0.2
6,968		Wirecard AG	359,926	0.1

See Accompanying Notes to Financial Statements

37

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

31,761	@	Zalando SE	1,109,886	0.2
			22,496,110	4.2

		Hong Kong: 1.7%
185,600		AIA Group Ltd.	1,088,234	0.2
358,000		Cafe de Coral Holdings Ltd.	1,210,907	0.2
71,548		Cheung Kong Property Holdings Ltd.	500,632	0.1
157,048		CK Hutchison Holdings Ltd.	2,150,537	0.4
38,500		Jardine Matheson Holdings Ltd.	2,093,489	0.4
39,500		Jardine Strategic Holdings Ltd.	1,188,973	0.2
972,000		Li & Fung Ltd.	787,965	0.2
			9,020,737	1.7

		India: 0.8%
55,911		Axis Bank Ltd.	405,203	0.1
32,561		Housing Development Finance Corp.	624,122	0.1
19,451		Infosys Ltd.	337,644	0.0
109,676		Mahindra & Mahindra Ltd. GDR	1,978,550	0.4
193,274		NTPC Ltd.	392,401	0.1
146,315		Power Grid Corp. of India Ltd.	287,698	0.0
14,699		Tata Consultancy Services Ltd.	560,402	0.1
			4,586,020	0.8

		Indonesia: 0.1%
377,700		Bank Central Asia Tbk PT	354,821	0.1
987,800		Sarana Menara Nusantara Tbk PT	287,229	0.0
			642,050	0.1

		Ireland: 1.0%
181,086		James Hardie Industries SE	2,344,173	0.4
37,324	@	Ryanair Holdings PLC ADR	2,918,361	0.6
			5,262,534	1.0

		Israel: 0.8%
156,318	@	Protalix BioTherapeutics, Inc.	162,571	0.0
71,460		Teva Pharmaceutical Industries Ltd. ADR	4,229,717	0.8
			4,392,288	0.8

		Italy: 2.3%
75,144		Atlantia S.p.A	2,080,990	0.4
89,105		Azimut Holding S.p.A.	2,143,243	0.4
531,542		Enel S.p.A.	2,451,119	0.4
576,929		Intesa Sanpaolo SpA - ISP	2,007,169	0.4
41,836		Mediolanum S.p.A	340,839	0.1
15,498		Moncler S.p.A.	249,285	0.0
1,373,506		Telecom Italia S.p.A. - TIT	1,916,155	0.4
149,860		UniCredit SpA	967,656	0.2
			12,156,456	2.3

		Japan: 19.7%
22,100		ABC-Mart, Inc.	1,232,675	0.2
17,000	Air Water, Inc.	278,167	0.1
71,600	Asahi Group Holdings, Ltd.	2,208,587	0.4
39,700	Astellas Pharma, Inc.	576,225	0.1
4,100	Calbee, Inc.	148,550	0.0
2,100	Chugai Pharmaceutical Co., Ltd.	67,599	0.0
66,700	Dai-ichi Life Insurance Co., Ltd.	1,153,863	0.2
20,900	Daikin Industries Ltd.	1,342,845	0.3
294,000	Daiwa House Industry Co., Ltd.	7,717,589	1.4
38,700	Denso Corp.	1,804,298	0.3
25,000	Dentsu, Inc.	1,405,453	0.3
107,000	Don Quijote Holdings Co. Ltd.	3,930,556	0.7
9,100	FamilyMart Co., Ltd.	371,979	0.1
1,800	Fanuc Ltd.	317,595	0.1
30,200	Inpex Corp.	287,866	0.1
159,900	Isuzu Motors Ltd.	1,867,556	0.3
47,500	Japan Airlines Co. Ltd.	1,789,474	0.3
117,700	Japan Tobacco, Inc.	4,073,808	0.8
44,900	Kakaku.com, Inc.	837,621	0.2
61,400	Kao Corp.	3,152,236	0.6
180,000	Kawasaki Heavy Industries Ltd.	722,482	0.1
149,200	KDDI Corp.	3,610,391	0.7
8,200	Koito Manufacturing Co., Ltd.	310,623	0.1
32,100	Makita Corp.	1,758,850	0.3
67,800	Mitsubishi Corp.	1,232,644	0.2
44,000	Mitsubishi Electric Corp.	458,249	0.1
654,400	Mitsubishi UFJ Financial Group, Inc.	4,232,355	0.8
68,000	Mitsui Fudosan Co., Ltd.	1,850,528	0.3
135,500	MS&AD Insurance Group Holdings, Inc.	3,994,624	0.7
6,200	Nabtesco Corp.	124,155	0.0
105,100	Nippon Telegraph & Telephone Corp.	3,853,113	0.7
164,800	Nissan Motor Co., Ltd.	1,708,354	0.3
57,900	NKSJ Holdings, Inc.	1,817,960	0.3
76,900	Olympus Corp.	2,593,939	0.5
78,000	Osaka Securities Exchange Co. Ltd.	1,255,095	0.2
186,000	Rakuten, Inc.	2,576,693	0.5
110,000	Seven & I Holdings Co., Ltd.	4,996,730	0.9
21,500	Shimano, Inc.	3,387,725	0.6
100,400	Shiseido Co., Ltd.	2,384,910	0.4
6,700	SMC Corp.	1,723,522	0.3
67,300	SoftBank Group Corp.	3,770,679	0.7
188,200	Sony Corp.	5,349,666	1.0
8,900	Start Today Co. Ltd.	298,004	0.1
20,500	Sugi Holdings Co., Ltd.	996,155	0.2
55,100	Sumitomo Corp.	602,644	0.1
155,100	Sumitomo Mitsui Financial Group, Inc.	6,187,508	1.2
102,700	THK Co., Ltd.	1,934,625	0.4
15,400	Tokio Marine Holdings, Inc.	593,388	0.1
69,800	Toyota Motor Corp.	4,276,258	0.8
48,500	United Arrows Ltd.	2,089,424	0.4
97,000	Yahoo! Japan Corp.	411,389	0.1

See Accompanying Notes to Financial Statements

38

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

34,200		Yamato Holdings Co., Ltd.	673,203	0.1
			106,340,427	19.7

		Malaysia: 0.0%
380,300		Astro Malaysia Holdings Bhd	252,852	0.0

		Mexico: 0.1%
37,500	@	Grupo Financiero Santander Mexico SAB de CV ADR	343,125	0.1

		Netherlands: 3.5%
16,211	@	Altice NV - A	280,766	0.0
3,970	@	Altice NV - B	70,505	0.0
166,431		ArcelorMittal	929,395	0.2
5,585		ASML Holding NV	518,072	0.1
20,902		Airbus Group SE	1,455,517	0.3
176,609		ING Groep NV	2,570,345	0.5
943,472		Koninklijke KPN NV	3,457,072	0.6
54,376		Koninklijke Philips NV	1,465,910	0.3
5,950	@	NXP Semiconductor NV - NXPI - US	466,182	0.1
125,712		Royal Dutch Shell PLC - Class A	3,281,994	0.6
18,432		Royal Dutch Shell PLC - Class B	482,637	0.1
113,638		Wolters Kluwer NV	3,840,660	0.7
			18,819,055	3.5

		Norway: 0.9%
53,834		DnB NOR ASA	685,412	0.1
412,354		Norsk Hydro ASA	1,476,962	0.3
145,764	L	Telenor ASA	2,745,927	0.5
			4,908,301	0.9

		Philippines: 0.3%
4,595,000		Alliance Global Group, Inc.	1,783,486	0.3

		Portugal: 0.3%
125,635		Jeronimo Martins SGPS SA	1,763,503	0.3

		Russia: 0.1%
2,671	@	Magnit PJSC GDR	121,233	0.0
27,473	@	Sberbank PAO ADR	167,860	0.1
			289,093	0.1

		Singapore: 0.6%
54,400		DBS Group Holdings Ltd.	668,851	0.1
173,654		United Overseas Bank Ltd.	2,521,593	0.5
			3,190,444	0.6

		South Africa: 0.7%
11,123		Aspen Pharmacare Holdings Ltd.	249,345	0.0
197,131		Clicks Group Ltd.	1,437,847	0.3
16,140		Naspers Ltd.	2,356,351	0.4
			4,043,543	0.7

		South Korea: 1.1%
704		LG Household & Health Care Ltd.	582,541	0.1
624		NAVER Corp.	327,647	0.0
1,179		Samsung Electronics Co., Ltd.	1,414,124	0.3
2,400	@	Samsung Electronics Co., Ltd. GDR	1,433,926	0.3
8,550		Samsung Fire & Marine Insurance Co. Ltd.	2,397,876	0.4
			6,156,114	1.1

		Spain: 1.7%
10,949		Amadeus IT Holding S.A.	465,733	0.1
675,166		Bankia SA	867,659	0.1
46,538		Banco Bilbao Vizcaya Argentaria S.A.	400,395	0.1
23,125		Corporacion Financiera Alba SA	1,019,721	0.2
256,278		Distribuidora Internacional de Alimentacion SA	1,628,287	0.3
13,100	@	Grifols SA ADR	456,011	0.1
53,849		Industria de Diseno Textil SA	2,016,343	0.4
24,164		Red Electrica de Espana	2,127,275	0.4
			8,981,424	1.7

		Sweden: 4.4%
220,011		Assa Abloy AB	4,376,697	0.8
11,747	L	Atlas Copco - A	306,135	0.1
96,314	@,L	Atlas Copco - B	2,328,374	0.4
75,819		Electrolux AB	2,230,624	0.4
18,091		Hexagon AB	627,494	0.1
40,168		Investor AB	1,486,542	0.3
119,099		Kinnevik Investment AB	3,795,424	0.7
21,597		Svenska Cellulosa AB SCA	636,118	0.1
310,352		Svenska Handelsbanken AB	4,215,039	0.8
171,545		Swedbank AB	3,930,675	0.7
			23,933,122	4.4

		Switzerland: 7.0%
24,625		Cie Financiere Richemont SA	2,111,534	0.4
162,755		Credit Suisse Group AG	4,059,310	0.8
256		Dufry Group	29,907	0.0
15,068		GAM Holding Ltd.	275,631	0.1
4,801		LafargeHolcim Ltd.	270,367	0.1
9,011		Julius Baer Group Ltd.	446,788	0.1
79,650		Nestle S.A.	6,083,189	1.1
122,005		Novartis AG	11,052,279	2.1
21,370		Roche Holding AG	5,801,931	1.1
11,500		Schindler Holding AG - Part Cert	1,865,797	0.3
116		SGS S.A.	220,876	0.0
615		Syngenta AG	206,622	0.0
86,814		Wolseley PLC	5,096,939	0.9
			37,521,170	7.0

		Taiwan: 1.6%
303,801	@	Hon Hai Precision Industry Co., Ltd. GDR	1,735,681	0.3
196,000		Taiwan Semiconductor Manufacturing Co., Ltd.	825,879	0.2

See Accompanying Notes to Financial Statements

39

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

264,800		Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	5,815,008	1.1
			8,376,568	1.6

		Thailand: 0.3%
161,200		CP ALL PCL	226,707	0.1
2,367,000		Krung Thai Bank PCL	1,135,783	0.2
			1,362,490	0.3

		Turkey: 0.4%
487,218		Turkcell Iletisim Hizmet AS	1,936,179	0.4
120,058		Turkiye Garanti Bankasi A/S	310,882	0.0
			2,247,061	0.4

		United Arab Emirates: 0.1%
23,404		DP World Ltd.	472,967	0.1

		United Kingdom: 22.0%
205,558		ARM Holdings PLC	3,237,243	0.6
61,117	@	ASOS PLC	3,063,737	0.6
33,144		AstraZeneca PLC	2,112,342	0.4
270,696	#	Auto Trader Group PLC	1,618,564	0.3
282,392		Aviva PLC	2,110,467	0.4
699,854		Barclays PLC	2,493,415	0.5
84,522		Barratt Developments PLC	796,233	0.1
518,311		BG Group PLC	8,188,514	1.5
173,300		BHP Billiton PLC	2,770,020	0.5
123,010		British American Tobacco PLC	7,307,940	1.4
55,661		British Land Co. PLC	745,559	0.1
31,517		Sky PLC	531,870	0.1
92,333		Burberry Group PLC	1,885,997	0.4
118,178		Capita Group PLC	2,318,157	0.4
381,608		Centrica PLC	1,327,827	0.2
28,452		Compass Group PLC	489,113	0.1
301,576		Direct Line Insurance Group PLC	1,829,309	0.3
165,241		Dixons Carphone PLC	1,173,054	0.2
11,593		easyJet PLC	312,293	0.1
25,323		Experian PLC	431,504	0.1
81,499		GlaxoSmithKline PLC	1,757,576	0.3
174,400		Hargreaves Lansdown PLC	3,875,811	0.7
294,238	L	Imagination Technologies Group PLC	1,003,385	0.2
329,297		Informa PLC	2,879,809	0.5
30,630		InterContinental Hotels Group PLC	1,223,952	0.2
115,013		International Consolidated Airlines Group SA	1,030,780	0.2
41,400		Intertek Group PLC	1,672,016	0.3
181,876		John Wood Group PLC	1,669,683	0.3
64,990		Johnson Matthey PLC	2,584,914	0.5
223,989		Jupiter Fund Management PLC	1,553,612	0.3
159,300	L	KAZ Minerals PLC	284,893	0.1
5,210	@	Liberty Global PLC LILAC Group C	201,419	0.0
5,610,345		Lloyds Banking Group Plc	6,367,778	1.2
266,866		Mitchells & Butlers PLC	1,454,815	0.3
150,658		National Grid PLC	2,146,095	0.4
54,648		Provident Financial PLC	2,917,167	0.5
371,253		Prudential PLC	8,671,125	1.6
200,756		Relx PLC	3,589,723	0.7
365,559		Rexam PLC	3,039,534	0.6
48,770		Rightmove PLC	2,880,408	0.5
59,428		Rio Tinto PLC	2,165,858	0.4
2,338,357	@	Rolls-Royce Holdings Entitlement	3,605	0.0
25,225		Rolls-Royce Holdings PLC	266,741	0.1
89,406		Royal Bank of Scotland Group PLC	436,893	0.1
22,902		SABMiller PLC	1,406,713	0.3
90,850		Shire PLC	6,880,115	1.3
131,497		Standard Chartered PLC	1,459,695	0.3
35,369		Standard Life PLC	228,671	0.0
113,225		Unilever PLC	5,041,717	0.9
1,182,371		Vodafone Group PLC	3,891,088	0.7
40,800		Weir Group PLC	670,254	0.1
29,727		WPP PLC	666,382	0.1
			118,665,385	22.0

		United States: 2.9%
52,730		Anheuser-Busch InBev Worldwide, Inc.	6,291,988	1.2
30,425	@	Aon PLC	2,838,957	0.5
20,998		Coca-Cola Enterprises, Inc.	1,078,037	0.2
7,300		Las Vegas Sands Corp.	361,423	0.1
6,300	@	Liberty Global PLC - Class A	280,476	0.0
12,300	@	Liberty Global PLC - Class C	524,472	0.1
7,940	@	Mettler Toledo International, Inc.	2,469,260	0.5
3,600		Philip Morris International, Inc.	318,240	0.1
728	@	Priceline.com, Inc.	1,058,687	0.2
89,400		Samsonite International SA	264,719	0.0
2,046	@	Xiaoju Kuaizhi, Inc., Series A-17	56,114	0.0
			15,542,373	2.9

		Total Common Stock
		(Cost $518,334,239)	528,001,321	98.0

PREFERRED STOCK: 0.1%
		Brazil: 0.1%
45,749		Itau Unibanco Holding S.A.	314,005	0.1

		United States: 0.0%
911	@	Peixe Urbano, Inc. - Series A	18	0.0
4,440	@	Peixe Urbano, Inc. - Series C	1,909	0.0
			1,927	0.0

		Total Preferred Stock
		(Cost $637,078)	315,932	0.1

		Total Long-Term Investments
		(Cost $518,971,317)	528,317,253	98.1

See Accompanying Notes to Financial Statements

40

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc: 1.7%
2,236,142	Citigroup, Inc., Repurchase Agreement dated 10/30/15, 0.10%, due 11/02/15 (Repurchase Amount $2,236,160, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,280,865, due 12/31/16-11/01/45)	2,236,142	0.4
2,236,142	Daiwa Capital Markets, Repurchase Agreement dated 10/30/15, 0.09%, due 11/02/15 (Repurchase Amount $2,236,159, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $2,280,865, due 11/05/15-02/01/49)	2,236,142	0.4
2,236,142	HSBC Securities USA, Repurchase Agreement dated 10/30/15, 0.07%, due 11/02/15 (Repurchase Amount $2,236,155, collateralized by various U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $2,280,870, due 05/01/22-10/01/45)	2,236,142	0.4
2,236,100	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/30/15, 0.13%, due 11/02/15 (Repurchase Amount $2,236,124, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $2,280,822, due 11/30/19-02/15/44)	2,236,100	0.4

470,787	Royal Bank of Scotland PLC, Repurchase Agreement dated 10/30/15, 0.07%, due 11/02/15 (Repurchase Amount $470,790, collateralized by various U.S. Government Securities, 0.074%-3.375%, Market Value plus accrued interest $480,203, due 08/15/16-08/15/21)	470,787	0.1
		9,415,313	1.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
4,468,186	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%††	4,468,186	0.8
281,019	T. Rowe Price Reserve Investment Fund, 0.110%††	281,019	0.1
	Total Mutual Funds
	(Cost $4,749,205)	4,749,205	0.9

	Total Short-Term Investments
	(Cost $14,164,518)	14,164,518	2.6

	Total Investments in Securities (Cost $533,135,835)	$542,481,771	100.7
	Liabilities in Excess of Other Assets	(3,819,935)	(0.7)
	Net Assets	$538,661,836	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at October 31, 2015.

Cost for federal income tax purposes is $538,828,743.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$37,958,926
Gross Unrealized Depreciation	(34,305,898)

Net Unrealized Appreciation	$3,653,028

See Accompanying Notes to Financial Statements

41

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.9%
		Australia: 6.5%
30,098,696		Federation Centres Ltd.	62,176,699	1.5
6,766,941		Goodman Group	29,032,644	0.7
16,233,317		GPT Group	54,979,354	1.3
12,082,680		Investa Office Fund	34,581,557	0.8
32,294,940		Mirvac Group	41,280,862	1.0
17,118,939		Scentre Group	50,212,022	1.2
			272,263,138	6.5

		France: 7.6%
330,225		Gecina S.A.	42,118,409	1.0
483,354		Icade	35,718,695	0.9
2,334,916		Klepierre	110,581,111	2.6
459,334		Unibail-Rodamco SE	127,846,858	3.1
			316,265,073	7.6

		Germany: 2.9%
832,957		Deutsche Wohnen AG	23,480,358	0.6
1,131,379	@	LEG Immobilien AG	90,199,440	2.1
265,924		Vonovia SE	8,864,297	0.2
			122,544,095	2.9

		Hong Kong: 6.7%
4,442,500		Cheung Kong Property Holdings Ltd.	31,084,805	0.7
8,672,294		Hongkong Land Holdings Ltd. - HKL	65,026,543	1.6
8,362,000		Link REIT	49,960,311	1.2
39,222,300		New World Development Ltd.	41,834,768	1.0
6,737,000		Sun Hung Kai Properties Ltd.	89,991,528	2.2
			277,897,955	6.7

		Japan: 11.7%
18,085		GLP J-Reit	17,995,697	0.4
30,773		Japan Retail Fund Investment Corp.	59,600,285	1.4
6,086		Kenedix Office Investment Corp.	27,898,762	0.7
6,884,223		Mitsubishi Estate Co., Ltd.	147,642,410	3.6
5,408,688		Mitsui Fudosan Co., Ltd.	147,190,159	3.5
21,695		Nippon Prologis REIT, Inc.	38,152,399	0.9
16,632		Orix JREIT, Inc.	22,389,506	0.6
670,677		Sumitomo Realty & Development Co., Ltd.	22,084,304	0.5
330,549		Tokyo Tatemono Co., Ltd.	4,107,190	0.1
			487,060,712	11.7

		Netherlands: 1.1%
582,909		Eurocommercial Properties NV	27,800,230	0.7
4,062,998		Nieuwe Steen Investments Funds NV	17,673,956	0.4
			45,474,186	1.1
		Singapore: 0.5%
3,639,000		City Developments Ltd.	20,594,244	0.5

		Spain: 0.2%
603,787	@	Hispania Activos Inmobiliarios SA	9,079,036	0.2

		Sweden: 0.5%
1,409,181		Hufvudstaden AB	19,911,064	0.5

		United Kingdom: 8.0%
5,532,931		British Land Co. PLC	74,111,575	1.8
864,173		Derwent London PLC	51,610,727	1.3
3,131,651		Great Portland Estates PLC	42,888,720	1.0
4,665,731		Hammerson PLC	45,713,260	1.1
4,512,299		Land Securities Group PLC	92,960,615	2.2
3,322,733		Safestore Holdings PLC	16,673,084	0.4
959,982		Unite Group PLC	9,824,268	0.2
			333,782,249	8.0

		United States: 54.2%
562,000		Alexandria Real Estate Equities, Inc.	50,433,880	1.2
593,408		AvalonBay Communities, Inc.	103,745,521	2.5
658,330		Boston Properties, Inc.	82,850,831	2.0
1,040,250		DCT Industrial Trust, Inc.	38,614,080	0.9
3,304,100		DDR Corp.	55,508,880	1.3
707,992		Digital Realty Trust, Inc.	52,363,088	1.3
1,171,400		Douglas Emmett, Inc.	35,786,270	0.9
79,500		Equinix, Inc.	23,586,060	0.6
2,126,400		Equity Residential	164,413,248	3.9
307,992		Essex Property Trust, Inc.	67,893,756	1.6
4,324,011		General Growth Properties, Inc.	125,180,118	3.0
1,219,000		Healthcare Realty Trust, Inc.	32,132,840	0.8
967,620		Healthcare Trust of America, Inc.	25,458,082	0.6
584,780		Highwoods Properties, Inc.	25,408,691	0.6
4,973,735		Host Hotels & Resorts, Inc.	86,194,828	2.1
1,001,800		Kilroy Realty Corp.	65,958,512	1.6
3,423,230		Kimco Realty Corp.	91,639,867	2.2
2,202,200		Paramount Group, Inc.	39,133,094	0.9
814,459		Pebblebrook Hotel Trust	27,838,209	0.7
411,800		Post Properties, Inc.	24,600,932	0.6
2,756,482		ProLogis, Inc.	117,784,476	2.8
568,624		Public Storage, Inc.	130,476,463	3.1
1,364,020		Simon Property Group, Inc.	274,795,469	6.6
899,330		SL Green Realty Corp.	106,678,525	2.6
4,260,100		Spirit Realty Capital, Inc.	43,367,818	1.0
344,300		Sun Communities, Inc.	23,074,986	0.5
2,307,013		Sunstone Hotel Investors, Inc.	33,359,408	0.8
2,100,355		UDR, Inc.	72,378,233	1.7
4,922,100		VEREIT, Inc.	40,656,546	1.0
763,702		Vornado Realty Trust	76,790,236	1.8

See Accompanying Notes to Financial Statements

42

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

1,951,600	Welltower, Inc.	126,600,292	3.0
		2,264,703,239	54.2

	Total Common Stock
	(Cost $3,026,216,898)	4,169,574,991	99.9

SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
9,163,020	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.120%††
	(Cost $9,163,020)	9,163,020	0.2

	Total Short-Term Investments
	(Cost $9,163,020)	9,163,020	0.2

	Total Investments in Securities (Cost $3,035,379,918)	$4,178,738,011	100.1
	Liabilities in Excess of Other Assets	(2,783,061)	(0.1)
	Net Assets	$4,175,954,950	100.0

††	Rate shown is the 7-day yield as of October 31, 2015.
@	Non-income producing security.
Cost for federal income tax purposes is $3,220,140,032.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,139,448,178
Gross Unrealized Depreciation	(180,850,199)

Net Unrealized Appreciation	$958,597,979

See Accompanying Notes to Financial Statements

43

VOYA International Real Estate Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Australia: 11.1%
1,422,246	@	Aventus Retail Property Fund Ltd.	2,048,688	0.3
9,590,829		Federation Centres Ltd.	19,812,356	3.1
2,698,910		Investa Office Fund	7,724,487	1.2
5,040,533		Mirvac Group	6,443,039	1.0
4,972,065		Peet Ltd.	3,616,486	0.6
6,973,057		Scentre Group	20,452,862	3.1
1,577,666		Westfield Corp.	11,446,142	1.8
			71,544,060	11.1

		Canada: 2.7%
194,400		Allied Properties Real Estate Investment Trust	5,334,255	0.8
179,900		Canadian Real Estate Investment Trust	5,859,545	0.9
270,200		Smart Real Estate Investment Trust	6,418,180	1.0
			17,611,980	2.7

		France: 9.6%
40,606		Gecina S.A.	5,179,075	0.8
89,119		Icade	6,585,679	1.0
345,239		Klepierre	16,350,444	2.6
120,571		Unibail-Rodamco SE	33,558,638	5.2
			61,673,836	9.6

		Germany: 7.6%
183,217	#,@	ADO Properties SA	4,684,285	0.7
249,776		Alstria Office REIT-AG	3,485,037	0.6
131,271		Deutsche Euroshop AG	6,329,192	1.0
506,040		Deutsche Wohnen AG	14,264,842	2.2
122,909	@	LEG Immobilien AG	9,798,947	1.5
315,352		Vonovia SE	10,511,927	1.6
			49,074,230	7.6

		Hong Kong: 16.6%
4,845,000		Cheung Kong Property Holdings Ltd.	33,901,154	5.3
256,000		Hang Lung Properties Ltd.	626,387	0.1
2,095,788		Hongkong Land Holdings Ltd. - HKL	15,714,625	2.4
1,526,500		Kerry Properties Ltd.	4,518,665	0.7
1,837,200		Link REIT	10,976,690	1.7
19,745,500		New World Development Ltd.	21,060,683	3.3
1,487,490		Sun Hung Kai Properties Ltd.	19,869,601	3.1
			106,667,805	16.6

		Ireland: 0.7%
1,941,942		Green REIT plc	3,395,377	0.6
526,648		Hibernia REIT plc	779,507	0.1
			4,174,884	0.7

		Italy: 0.5%
4,158,116		Beni Stabili S.p.A.	3,416,283	0.5

		Japan: 26.5%
6,416		Fukuoka REIT Corp.	10,462,439	1.6
9,694		GLP J-Reit	9,646,132	1.5
17,971		Invincible Investment Corp.	10,655,629	1.7
8,243		Japan Retail Fund Investment Corp.	15,964,812	2.5
3,376		Kenedix Office Investment Corp.	15,475,883	2.4
2,049,300		Mitsubishi Estate Co., Ltd.	43,950,289	6.8
1,236,277		Mitsui Fudosan Co., Ltd.	33,643,613	5.2
5,289		Nippon Prologis REIT, Inc.	9,301,131	1.5
271		Nippon Building Fund, Inc.	1,287,054	0.2
320,500		Sumitomo Realty & Development Co., Ltd.	10,553,544	1.6
792,500		Tokyo Tatemono Co., Ltd.	9,847,096	1.5
			170,787,622	26.5

		Netherlands: 1.3%
132,633		Eurocommercial Properties NV	6,325,564	1.0
499,182		Nieuwe Steen Investments Funds NV	2,171,431	0.3
			8,496,995	1.3

		Singapore: 1.6%
1,815,500		City Developments Ltd.	10,274,485	1.6

		Spain: 0.8%
351,953	@	Hispania Activos Inmobiliarios SA	5,292,253	0.8

		Sweden: 2.8%
470,687		Castellum AB	7,045,005	1.1
430,685		Fabege AB	6,842,211	1.0
302,873		Hufvudstaden AB	4,279,453	0.7
			18,166,669	2.8

		Switzerland: 0.7%
52,039	@	PSP Swiss Property AG	4,526,880	0.7

		United Kingdom: 15.9%
1,456,483		British Land Co. PLC	19,509,054	3.0
545,819		Capital & Counties Properties PLC	3,735,397	0.6
142,602		Derwent London PLC	8,516,574	1.3
710,998		Great Portland Estates PLC	9,737,290	1.5
1,108,423		Hammerson PLC	10,859,955	1.7
1,053,319		Land Securities Group PLC	21,700,065	3.4
1,082,024		Safestore Holdings PLC	5,429,470	0.8
951,880		Segro PLC	6,593,773	1.0
161,833		Shaftesbury PLC	2,342,492	0.4
643,470		ST Modwen Properties PLC	4,355,516	0.7
601,065		Unite Group PLC	6,151,181	0.9
259,092		Workspace Group PLC	3,815,986	0.6
			102,746,753	15.9

	Total Common Stock
	(Cost $554,197,771)		634,454,735	98.4

See Accompanying Notes to Financial Statements

44

VOYA International Real Estate Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2015 (CONTINUED)

WARRANTS: 0.1%
	Hong Kong: 0.1%
811,000	@ Sun Hung Kai Properties Ltd.	875,812	0.1

	Total Warrants
	(Cost $927,634)	875,812	0.1

	Total Investments in Securities (Cost $555,125,405)	$635,330,547	98.5
	Assets in Excess of Other Liabilities	9,481,391	1.5
	Net Assets	$644,811,938	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
Cost for federal income tax purposes is $580,218,517.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$89,070,741
Gross Unrealized Depreciation	(33,958,711)

Net Unrealized Appreciation	$55,112,030

See Accompanying Notes to Financial Statements

45

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 7, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 7, 2016